UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Municipal Income Fund -
Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge)	0.55%	4.13%	5.37%
Class T (incl. 3.50% sales charge)	1.67%	4.29%	5.41%
Class B (incl. contingent deferred sales charge) A	-0.22%	4.04%	5.34%
Class C (incl. contingent deferred sales charge) B	3.66%	4.27%	4.99%

A Class B shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Municipal Income Fund - Class T on October 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Income Fund

Growing investor demand and a strong late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the 12 months ending October 31, 2006. Throughout much of the period, muni bond prices declined as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand - amplified by non-traditional investors such as hedge funds - increased substantially, as investors sought out munis for their attractive after-tax yields. Investors also were drawn to the fact that unlike Treasuries, long-term rates for munis were higher than short rates, giving investors the opportunity to lock in attractive long-term yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index returned 5.75%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.19%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 5.56%, 5.36%, 4.78% and 4.66%, respectively (excluding sales charges), while the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.07%. Benefiting fund returns versus the index were my comparatively large stake in lower-quality, investment-grade securities and a modest out-of-index exposure to below-investment-grade bonds. These securities - generally issued by hospitals and electric utilities - were boosted by a combination of their improved financial performance and strong investor demand for high-yielding securities. Performance also was helped by my overweighting in zero-coupon bonds, which make no interest payments but are sold at a discount from their face values. Zeros generally performed better than coupon-bearing bonds. An overweighting relative to the index in prerefunded bonds also worked in the fund's favor. Prerefunding produced relatively strong returns as the bonds' maturities became shorter and their credit quality was upgraded. Detracting from performance relative to the index was my decision to underweight discount bonds, which are securities that trade below par - meaning face value - while overweighting premium bonds, which trade above par. Discounts outpaced premiums as investors sought out their higher nominal yields.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,040.60	$ 3.45
Hypothetical A	$ 1,000.00	$ 1,021.83	$ 3.41
Class T
Actual	$ 1,000.00	$ 1,040.00	$ 3.96
Hypothetical A	$ 1,000.00	$ 1,021.32	$ 3.92
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 7.29
Hypothetical A	$ 1,000.00	$ 1,018.05	$ 7.22
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,036.20	$ 7.75
Hypothetical A	$ 1,000.00	$ 1,017.59	$ 7.68
Institutional Class
Actual	$ 1,000.00	$ 1,041.50	$ 2.78
Hypothetical A	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.67%
Class T	.77%
Class B	1.42%
Class C	1.51%
Institutional Class	.54%

Annual Report

Investment Changes

Top Five States as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	13.2	15.2
New York	12.0	9.3
California	11.2	11.2
Illinois	10.5	10.3
Washington	7.1	7.5
Top Five Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.8	37.1
Health Care	11.0	10.1
Electric Utilities	9.2	8.4
Transportation	8.9	8.5
Escrowed/Pre-Refunded	7.7	9.1
Average Years to Maturity as of October 31, 2006
		6 months ago
Years	15.2	15.3
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of October 31, 2006
6 months ago
Years	6.5	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
AAA 61.8%	AAA 63.7%
AA,A 28.1%	AA,A 23.9%
BBB 8.1%	BBB 6.6%
BB and Below 0.2%	BB and Below 0.2%
Not Rated 1.0%	Not Rated 1.3%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 4.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Municipal Bonds - 99.3%
	Principal Amount	Value (Note 1)
Alabama - 0.0%
Birmingham Wtrwks. & Swr. Board Wtr. & Swr. Rev. Series B, 5% 1/1/43 (MBIA Insured)	$ 300,000	$ 310,914
Alaska - 0.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45% 7/1/09 (AMBAC Insured) (d)	1,500,000	1,517,595
Arizona - 1.4%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	1,300,000	1,377,948
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Intel Corp. Proj.) 4.375%, tender 12/1/10 (c)(d)	1,000,000	1,019,650
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) 5% 12/1/29	1,575,000	1,627,164
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29 (MBIA Insured)	1,000,000	1,063,500
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14 (Escrowed to Maturity) (e)	3,750,000	2,747,100
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/17 (AMBAC Insured)	1,000,000	1,087,110
		8,922,472
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,047,490
California - 11.2%
California Dept. of Wtr. Resources Pwr. Supply Rev. Series A, 5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,100,600
California Econ. Recovery:
Series 2004 A, 5.25% 7/1/13	2,100,000	2,304,792
Series A:
5% 7/1/15 (MBIA Insured)	1,800,000	1,969,848
5.25% 7/1/14	1,500,000	1,661,175
5.25% 7/1/14 (FGIC Insured)	900,000	999,882
California Gen. Oblig.:
5% 3/1/15	1,000,000	1,089,400
5% 12/1/31 (MBIA Insured)	1,400,000	1,473,864
5.125% 11/1/24	600,000	638,196
5.25% 2/1/14	2,400,000	2,629,104
5.25% 2/1/15	1,200,000	1,314,552
5.25% 2/1/16	1,000,000	1,094,830
5.25% 2/1/24	1,000,000	1,071,970
5.25% 2/1/28	1,200,000	1,280,520
5.25% 2/1/33	2,000,000	2,115,300
5.25% 12/1/33	2,300,000	2,464,519
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
California Gen. Oblig.: - continued
5.25% 4/1/34	$ 2,200,000	$ 2,352,944
5.5% 4/1/30	3,565,000	3,924,102
5.5% 11/1/33	5,400,000	5,910,624
5.625% 5/1/20	80,000	85,899
California Pub. Works Board Lease Rev.:
(Richmond Lab., Phase III Office Bldg. Proj.) Series B, 5.25% 11/1/25 (XL Cap. Assurance, Inc. Insured)	2,585,000	2,818,917
Series 2005 A, 5.25% 6/1/30	2,000,000	2,139,480
Series 2005 H, 5% 6/1/18	1,425,000	1,530,778
Series 2005 K, 5% 11/1/17	2,300,000	2,486,760
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. (Southern California Edison Co.) 4.1%, tender 4/1/13 (XL Cap. Assurance, Inc. Insured) (c)	1,300,000	1,330,901
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.85%, tender 6/1/12 (c)	500,000	500,735
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	719,299
5% 1/15/16 (MBIA Insured)	400,000	421,700
5.75% 1/15/40	600,000	624,546
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,450,000	1,662,309
Series A, 5% 6/1/45	6,650,000	6,856,815
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,144,640
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,352,585
Los Angeles Unified School District Series A, 5.375% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (e)	835,000	927,268
Oxnard Fing. Auth. Wastewtr. Rev. (Redwood Trunk Swr. and Headworks Proj.) Series A, 5% 6/1/29 (FGIC Insured)	1,000,000	1,053,550
San Diego Unified School District:
(Election of 1998 Proj.) Series E2, 5.5% 7/1/26 (FSA Insured)	2,300,000	2,728,168
Series F, 5% 7/1/29 (FSA Insured)	400,000	423,172
Southern California Pub. Pwr. Auth. Rev. (Magnolia Pwr. Proj.) Series A, 5% 7/1/36 (AMBAC Insured)	1,000,000	1,047,250
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,938,117
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,198,100
		72,387,211
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - 1.8%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity) (e)	$ 1,365,000	$ 697,133
Colorado Health Facilities Auth. Rev. (Longmont Hosp. Proj.) Series B, 5.25% 12/1/13 (Radian Asset Assurance Ltd. Insured)	860,000	930,073
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08 (MBIA Insured)	870,000	833,834
Colorado Wtr. Resources and Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	235,000	255,936
5.625% 9/1/14	230,000	250,277
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources Rev. (Parker Wtr. and Sanitation District Proj.) Series D, 5.25% 9/1/43 (MBIA Insured)	4,600,000	4,938,146
Dawson Ridge Metropolitan District #1 Series 1992 A, 0% 10/1/17 (Escrowed to Maturity) (e)	1,200,000	765,048
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,308,288
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to Maturity) (e)	2,275,000	1,876,375
		11,855,110
Connecticut - 0.5%
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	3,350,000	3,352,211
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (e)	10,000	10,144
Series B:
0% 6/1/12 (MBIA Insured)	1,200,000	962,676
5.25% 6/1/26 (FSA Insured)	6,000,000	6,218,340
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,585,271
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,098,940
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,610,300
		13,485,671
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - 2.1%
Flagler County School Board Ctfs. Series A, 5% 8/1/12 (FSA Insured)	$ 1,000,000	$ 1,061,350
Florida Board of Ed. Cap. Outlay Series B, 5.5% 6/1/16 (FGIC Insured)	1,000,000	1,100,740
Florida Correctional Privatization Communications Ctfs. of Prtn. Series A, 5% 8/1/15 (AMBAC Insured)	1,000,000	1,078,410
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Obligated Group Proj.):
Series B, 5% 11/15/14	1,000,000	1,068,820
3.95%, tender 9/1/12 (c)	2,100,000	2,099,916
5%, tender 11/16/09 (c)	1,800,000	1,858,752
JEA Elec. Sys. Rev. Series 3A, 5% 10/1/41 (FSA Insured)	1,000,000	1,051,090
Miami-Dade County Aviation Rev. (Miami Int'l. Arpt. Proj.) Series B, 5% 10/1/37 (FGIC Insured)	1,000,000	1,049,910
Miami-Dade County School District 5% 2/15/14 (MBIA Insured) (b)	1,600,000	1,721,904
Palm Beach County School Board Ctfs. of Prtn. Series C, 5% 8/1/27 (FSA Insured)	1,050,000	1,092,410
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/20 (MBIA Insured)	500,000	536,650
		13,719,952
Georgia - 2.8%
Atlanta Arpt. Rev. Series F, 5.25% 1/1/13 (FSA Insured) (d)	1,000,000	1,073,820
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	2,400,000	2,525,904
5% 11/1/43 (FSA Insured)	9,070,000	9,514,430
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	2,200,000	2,387,946
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21 (Escrowed to Maturity) (e)	1,100,000	584,672
Richmond County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity) (e)	1,190,000	632,509
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity) (e)	2,500,000	1,328,800
		18,048,081
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Hawaii - 0.4%
Hawaii Arpt. Sys. Rev. Series 2000 B, 8% 7/1/11 (FGIC Insured) (d)	$ 1,300,000	$ 1,525,667
Honolulu City & County Board of Wtr. Supply Wtr. Sys. Rev. Series B, 5.25% 7/1/17 (MBIA Insured) (d)	1,250,000	1,367,825
		2,893,492
Illinois - 10.5%
Chicago Board of Ed.:
(Westinghouse High School Proj.) Series C, 5.25% 12/1/19 (MBIA Insured)	1,300,000	1,422,642
Series A, 0% 12/1/16 (FGIC Insured)	1,300,000	867,022
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,125,000	4,223,126
0% 1/1/24 (FGIC Insured)	6,110,000	2,919,541
(Neighborhoods Alive 21 Prog.) 5% 1/1/43 (AMBAC Insured)	1,000,000	1,040,190
Series A:
5% 1/1/42 (AMBAC Insured)	1,700,000	1,759,143
5.25% 1/1/33 (MBIA Insured)	1,070,000	1,125,608
5.25% 1/1/33 (Pre-Refunded to 1/1/11 @ 101) (e)	30,000	32,239
5.5% 1/1/38 (MBIA Insured)	255,000	273,401
5.5% 1/1/38 (Pre-Refunded to 1/1/11 @ 101) (e)	10,000	10,842
5.5% 1/1/40 (FGIC Insured)	525,000	559,409
Chicago Midway Arpt. Rev. Series B, 6% 1/1/09 (MBIA Insured) (d)	300,000	303,942
Chicago O'Hare Int'l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (d)	900,000	920,358
6.25% 1/1/09 (AMBAC Insured) (d)	3,325,000	3,404,534
5.5% 1/1/09 (AMBAC Insured) (d)	1,250,000	1,293,625
Chicago Park District Series A, 5.5% 1/1/19 (FGIC Insured)	155,000	165,046
Chicago Transit Auth. Cap. Grant Receipts Rev. 5% 6/1/21 (AMBAC Insured) (b)	1,400,000	1,512,434
Cook County Gen. Oblig. Series C, 5% 11/15/25 (AMBAC Insured)	1,100,000	1,157,827
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,526,577
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,611,900
Granite City Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 3.85%, tender 5/1/08 (c)(d)	2,810,000	2,783,080
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Illinois Dev. Fin. Auth. Retirement 0% 7/15/23 (Escrowed to Maturity) (e)	$ 2,900,000	$ 1,386,925
Illinois Edl. Facilities Auth. Revs. (Northwestern Univ. Proj.) 5% 12/1/38	900,000	939,735
Illinois Gen. Oblig.:
First Series, 5.75% 12/1/18 (MBIA Insured)	1,000,000	1,075,330
Series 2006, 5.5% 1/1/31	1,000,000	1,218,560
5.5% 4/1/17 (MBIA Insured)	1,000,000	1,056,820
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,057,700
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,203,340
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,211,594
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,081,850
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (e)	1,500,000	1,692,885
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,503,175
6% 6/15/20	600,000	646,074
Joliet School District #86 Gen. Oblig. Cap. Appreciation 0% 11/1/19 (FSA Insured)	2,000,000	1,160,920
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 0% 12/1/17 (AMBAC Insured)	1,000,000	632,500
Lake County Cmnty. High School District #117, Antioch Series B, 0% 12/1/20 (FGIC Insured)	1,805,000	994,411
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	1,998,445
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured)	3,300,000	3,617,691
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,613,235
0% 6/15/19 (MBIA Insured)	3,710,000	2,198,657
0% 6/15/22 (MBIA Insured)	1,060,000	546,292
0% 12/15/24 (MBIA Insured)	3,090,000	1,422,049
Ogle, Lee & DeKalb Counties Township High School District #212 6% 12/1/16 (MBIA Insured)	60,000	66,304
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15 (MBIA Insured)	$ 3,700,000	$ 2,653,899
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000,000	729,660
		67,620,537
Indiana - 3.4%
Crown Point Multi-School Bldg. Corp. 5% 1/15/20 (FGIC Insured)	1,260,000	1,353,656
Franklin Township Independent School Bldg. Corp., Marion County 5.25% 7/15/16 (MBIA Insured)	1,790,000	1,980,653
Hamilton Heights School Bldg. Corp. 5.25% 7/15/17 (FSA Insured)	1,910,000	2,131,923
Hobart Bldg. Corp. 6.5% 1/15/29 (FGIC Insured)	2,600,000	3,246,178
Indiana Health & Edl. Facilities Fing. Auth. Hosp. Rev. (Clarian Health Partners, Inc. Proj.) Series B, 5% 2/15/11	1,500,000	1,572,870
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31 (Pre-Refunded to 11/1/11 @ 101) (e)	1,500,000	1,646,820
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17 (AMBAC Insured)	1,000,000	646,260
Indiana Univ. Student Fee Revs. Series H, 0% 8/1/09 (AMBAC Insured)	1,600,000	1,442,960
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2006 F, 5% 1/1/16 (AMBAC Insured) (d)	1,000,000	1,074,430
North Adams Cmnty. Schools Renovation Bldg. Corp. 0% 1/15/17 (FSA Insured)	1,230,000	806,585
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	2,000,000	2,142,760
Portage Township Multi-School Bldg. Corp. 5.25% 7/15/26 (MBIA Insured)	1,195,000	1,295,547
Rockport Poll. Cont. Rev. (AEP Generating Co. Proj.) Series 1995 A, 4.15%, tender 7/15/11 (AMBAC Insured) (c)	1,000,000	1,020,940
South Harrison School Bldg. Corp. Series A, 5.25% 1/15/25 (FSA Insured)	1,150,000	1,248,751
		21,610,333
Iowa - 0.7%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25 (Pre-Refunded to 6/1/11 @ 101) (e)	4,000,000	4,263,440
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - 1.8%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series A, 4.75%, tender 10/1/07 (c)	$ 1,000,000	$ 1,008,840
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hays Med. Ctr. Proj.) Series 2005 L:
5.25% 11/15/15	335,000	363,833
5.25% 11/15/16	955,000	1,037,197
(Sisters of Charity of Leavenworth Health Svcs. Corp. Proj.) Series J, 6.25% 12/1/28	1,500,000	1,642,290
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of Leavenworth Health Svcs. Corp. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,456,346
5% 12/1/14 (MBIA Insured)	500,000	513,880
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,467,016
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,807,120
Lawrence Hosp. Rev. 5.25% 7/1/18	1,000,000	1,085,100
		11,381,622
Kentucky - 0.4%
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A, 5.25% 5/15/37 (FGIC Insured)	2,170,000	2,356,577
Louisiana - 0.4%
Louisiana Military Dept. 5% 8/1/14	1,730,000	1,825,271
New Orleans Gen. Oblig. 0% 9/1/15 (AMBAC Insured)	700,000	480,410
Tobacco Settlement Fing. Corp. Series 2001 B, 5.5% 5/15/30	420,000	440,467
		2,746,148
Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. 5.25% 7/1/30 (FSA Insured)	1,000,000	1,081,040
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,665,000	1,821,294
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,015,000	1,110,278
		2,931,572
Massachusetts - 3.6%
Massachusetts Gen. Oblig.:
Series 2005 C, 5.25% 9/1/23 (Pre-Refunded to 9/1/15 @ 100) (e)	2,800,000	3,130,876
Series D, 5.25% 10/1/22 (Pre-Refunded to 10/1/13 @ 100) (e)	1,200,000	1,312,476
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev. (New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	$ 500,000	$ 500,305
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	749,928
0% 8/1/10	4,500,000	3,879,765
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A:
5% 8/15/23 (FSA Insured)	5,000,000	5,351,650
5% 8/15/30 (FSA Insured)	4,500,000	4,772,070
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,373
Springfield Gen. Oblig. 5% 8/1/20 (MBIA Insured)	3,335,000	3,581,390
		23,288,833
Michigan - 1.1%
Ferris State Univ. Rev. 5% 10/1/19 (MBIA Insured)	1,440,000	1,535,774
Michigan Hosp. Fin. Auth. Hosp. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,052,100
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,427,186
Willow Run Cmnty. Schools County of Washtenaw 5% 5/1/20 (FSA Insured)	1,000,000	1,067,700
		7,082,760
Minnesota - 1.7%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,800,918
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2001 C, 5.25% 1/1/32 (FGIC Insured)	1,000,000	1,052,520
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/23	1,000,000	1,105,130
North St. Paul-Maplewood-Oakdale Independent School District 622 5% 2/1/15 (FSA Insured) (b)	1,425,000	1,552,352
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	590,000	612,426
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,148,740
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Saint Paul Port Auth. Lease Rev.:
(HealthEast Midway Campus Proj.) Series 2003 A, 5.875% 5/1/30	$ 1,400,000	$ 1,463,854
Series 2003 11, 5.25% 12/1/18	1,000,000	1,082,760
		10,818,700
Missouri - 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	1,010,000	1,081,700
Montana - 0.4%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Proj.) Series A, 5.2%, tender 5/1/09 (c)	1,500,000	1,537,350
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,058,950
		2,596,300
Nevada - 0.5%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22 (AMBAC Insured) (d)	1,000,000	1,065,800
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,083,640
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,080,820
		3,230,260
New Hampshire - 0.2%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. (United Illumination Co.) Series A, 3.65%, tender 2/1/10 (AMBAC Insured) (c)(d)	1,000,000	987,610
New Jersey - 2.9%
New Jersey Econ. Dev. Auth. Rev. Series 2005 O:
5.25% 3/1/21 (MBIA Insured)	1,000,000	1,092,180
5.25% 3/1/23	2,000,000	2,168,100
5.25% 3/1/25	1,500,000	1,621,680
5.25% 3/1/26	915,000	988,548
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5% 1/1/25 (FSA Insured)	900,000	960,156
New Jersey Trans. Trust Fund Auth. Series B, 5.25% 12/15/22 (AMBAC Insured)	400,000	457,928
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	1,990,000	1,991,294
6.125% 6/1/24	3,500,000	3,797,535
6.125% 6/1/42	1,600,000	1,740,560
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Tobacco Settlement Fing. Corp.: - continued
6.375% 6/1/32	$ 1,400,000	$ 1,562,246
6.75% 6/1/39	835,000	954,672
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) 5.5% 5/1/28 (FGIC Insured)	1,000,000	1,111,690
		18,446,589
New Mexico - 1.2%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	3,970,000	4,116,334
6.75% 7/1/09 (AMBAC Insured) (d)	450,000	481,617
6.75% 7/1/11 (AMBAC Insured) (d)	1,805,000	2,006,745
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,000,000	1,009,580
		7,614,276
New York - 12.0%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
Series 2003:
5.75% 5/1/16 (FSA Insured)	1,500,000	1,675,170
5.75% 5/1/21 (FSA Insured)	1,200,000	1,318,800
Series 2004:
5.75% 5/1/21 (FSA Insured)	4,900,000	5,552,239
5.75% 5/1/25 (FSA Insured)	600,000	676,098
Long Island Pwr. Auth. Elec. Sys. Rev. 5% 12/1/26 (XL Cap. Assurance, Inc. Insured)	1,400,000	1,495,494
Metropolitan Trans. Auth. Rev.:
Series A, 5.75% 11/15/32	4,300,000	4,738,514
Series F, 5.25% 11/15/27 (MBIA Insured)	500,000	539,315
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (e)	1,000,000	1,000,800
New York City Gen. Oblig.:
Series 2005 G:
5% 8/1/14	3,600,000	3,889,764
5% 8/1/15	1,000,000	1,086,190
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	649,908
Series C, 5.75% 3/15/27 (Pre-Refunded to 3/15/12 @ 100) (e)	135,000	149,669
Series J, 5.5% 6/1/19	1,100,000	1,206,557
Subseries 2005 F1, 5.25% 9/1/14	1,200,000	1,317,648
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	$ 705,000	$ 712,826
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Terminal One Group Assoc. Proj.) 5% 1/1/09 (d)	1,000,000	1,021,080
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	500,000	527,250
Series A, 5.125% 6/15/34 (MBIA Insured)	2,000,000	2,109,000
Series E, 5% 6/15/34	1,600,000	1,671,328
New York City Trust Cultural Resources Rev. (Museum of Modern Art Proj.) Series 2001 D, 5.125% 7/1/31 (AMBAC Insured)	1,000,000	1,060,070
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/13	1,500,000	1,640,955
Series C, 7.5% 7/1/10	360,000	386,741
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	3,950,000	4,087,974
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	1,000,000	1,105,120
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	870,000	894,203
4.875% 6/15/20	795,000	815,980
5% 6/15/15	305,000	314,418
New York State Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (FSA Insured)	1,600,000	1,753,696
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	305,000	332,157
New York Transitional Fin. Auth. Rev.:
Series 2004 C, 5% 2/1/33 (FGIC Insured)	1,000,000	1,057,140
Series A:
5.75% 2/15/16	10,000	10,784
6% 11/1/28 (a)	2,000,000	2,207,060
Series B:
5% 8/1/32	1,300,000	1,364,350
5.25% 2/1/29 (a)	2,000,000	2,122,240
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured)	1,500,000	1,634,040
Tobacco Settlement Asset Securitization Corp. Series 1, 5.5% 7/15/24 (Pre-Refunded to 7/15/12 @ 100) (e)	1,155,000	1,240,597
Tobacco Settlement Fing. Corp.:
Series 2003 C1, 5.5% 6/1/19	1,400,000	1,537,326
Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,077,630
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Tobacco Settlement Fing. Corp.: - continued
Series A1:
5.25% 6/1/22 (AMBAC Insured)	$ 950,000	$ 1,022,609
5.5% 6/1/14	1,200,000	1,256,220
5.5% 6/1/16	4,700,000	4,985,760
Series C1:
5.5% 6/1/14	400,000	418,740
5.5% 6/1/15	1,700,000	1,803,360
5.5% 6/1/16	1,000,000	1,076,440
5.5% 6/1/17	1,300,000	1,396,538
5.5% 6/1/18	1,800,000	1,956,222
5.5% 6/1/21	5,000,000	5,469,150
5.5% 6/1/22	1,500,000	1,638,015
		77,003,185
New York & New Jersey - 0.3%
Port Auth. of New York & New Jersey 124th Series, 5% 8/1/13 (FGIC Insured) (d)	500,000	513,660
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/13 (MBIA Insured) (d)	1,400,000	1,604,526
		2,118,186
North Carolina - 2.5%
Charlotte Ctfs. of Prtn. (2003 Govt. Facilities Projs.) Series G, 5% 6/1/33	1,000,000	1,043,190
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,310,604
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	1,745,000	1,820,611
5.125% 7/1/42	5,155,000	5,415,895
5.25% 7/1/42	1,300,000	1,377,727
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,575,000	1,669,595
Series D, 6.7% 1/1/19	1,115,000	1,218,539
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn. (North Carolina Correctional Facilities Proj.) Series A, 5% 2/1/18	1,000,000	1,064,880
Union County Ctfs. Prtn. 5% 6/1/18 (AMBAC Insured) (b)	1,305,000	1,412,271
		16,333,312
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Dakota - 0.2%
Ward County Health Care Facility Rev. (Trinity Med. Ctr. Proj.) 5.125% 7/1/17 (b)	$ 1,210,000	$ 1,290,138
Ohio - 0.5%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	1,005,000	1,007,121
Franklin County Hosp. Rev. 5.5% 5/1/21 (Pre-Refunded to 5/1/11 @ 101) (e)	1,500,000	1,634,640
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	448,278
		3,090,039
Oklahoma - 1.6%
Oklahoma City Pub. Property Auth. Hotel Tax Rev.:
5.25% 10/1/29 (FGIC Insured)	1,000,000	1,092,110
5.5% 10/1/21 (FGIC Insured)	1,695,000	1,893,383
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group Proj.) Series A:
5.75% 8/15/29 (MBIA Insured)	865,000	912,186
6% 8/15/19 (MBIA Insured)	1,740,000	1,859,086
6% 8/15/19 (Pre-Refunded to 8/15/09 @ 101) (e)	1,260,000	1,350,040
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (Pre-Refunded to 10/1/10 @ 100) (e)	3,000,000	3,241,200
		10,348,005
Oregon - 0.5%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn. Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,865,320
Yamhill County School District #029J Newberg 5.5% 6/15/19 (FGIC Insured)	1,000,000	1,158,200
		3,023,520
Pennsylvania - 3.1%
Annville-Cleona School District 5.5% 3/1/22 (FSA Insured)	1,250,000	1,399,463
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,074,160
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,751,438
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,770,760
Easton Area School District Series 2006, 7.75% 4/1/25 (FSA Insured)	700,000	911,848
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16 (AMBAC Insured)	1,860,000	2,169,634
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	$ 2,000,000	$ 2,174,360
(Shippingport Proj.) Series A, 4.35%, tender 6/1/10 (c)(d)	500,000	501,795
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College Proj.) 6% 5/1/30	3,065,000	3,286,814
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	2,661,900
		19,702,172
Puerto Rico - 0.7%
Puerto Rico Govt. Dev. Bank:
Series B, 5% 12/1/12	2,500,000	2,647,450
Series C, 5.25% 1/1/15 (d)	1,000,000	1,071,140
5% 12/1/10	1,000,000	1,042,990
		4,761,580
Rhode Island - 0.9%
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A, 5.25% 9/15/17 (AMBAC Insured)	1,000,000	1,089,940
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	4,000,000	4,539,440
		5,629,380
South Carolina - 1.4%
Greenville County School District Installment Purp. Rev. 5% 12/1/12	3,750,000	3,998,363
Lexington One School Facilities Corp. Rev. (Lexington County School District No. 1 Proj.) 5% 12/1/17	1,015,000	1,091,501
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21 (Pre-Refunded to 12/15/10 @ 102) (e)	1,000,000	1,157,110
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2005 B, 5% 1/1/18 (MBIA Insured)	1,000,000	1,087,220
Series A, 5.5% 1/1/16 (FGIC Insured)	1,000,000	1,134,570
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	587,690
		9,056,454
Tennessee - 0.9%
Clarksville Natural Gas Acquisition Corp. Gas Rev.:
5% 12/15/13	1,000,000	1,069,670
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Tennessee - continued
Clarksville Natural Gas Acquisition Corp. Gas Rev.: - continued
5% 12/15/15	$ 1,500,000	$ 1,620,720
5% 12/15/16	1,500,000	1,625,025
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Hosp. Proj.) 6.5% 9/1/26 (Pre-Refunded to 9/1/12 @ 100) (e)	1,120,000	1,288,672
		5,604,087
Texas - 13.2%
Abilene Independent School District 5% 2/15/19	1,090,000	1,169,330
Aledo Independent School District Series A, 5.125% 2/15/33	1,000,000	1,060,490
Austin Cmnty. College District 5.5% 8/1/34	1,000,000	1,106,700
Austin Util. Sys. Rev. 0% 11/15/12 (AMBAC Insured)	1,300,000	1,035,879
Boerne Independent School District 5.25% 2/1/35	1,500,000	1,600,905
Canyon Independent School District Series A, 5.5% 2/15/18	1,575,000	1,735,335
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,000,000	1,116,190
Corsicana Independent School District 5.125% 2/15/28	1,015,000	1,080,051
Cypress-Fairbanks Independent School District Series A:
0% 2/15/14	3,200,000	2,411,872
0% 2/15/16	1,400,000	966,644
Dallas Fort Worth Int'l. Arpt. Rev. Series A, 5.25% 11/1/12 (MBIA Insured) (d)	1,000,000	1,069,890
Denton Independent School District 5% 8/15/33 (b)	1,600,000	1,660,864
Fort Worth Wtr. & Swr. Rev. 5% 2/15/16 (FSA Insured)	1,000,000	1,075,670
Garland Independent School District 5.5% 2/15/19	2,500,000	2,641,750
Grand Prairie Independent School District 5.375% 2/15/16 (FSA Insured)	1,000,000	1,091,910
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon Reg'l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,076,900
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,600,000	1,687,296
0% 10/1/17 (MBIA Insured)	2,500,000	1,607,250
0% 8/15/24 (MBIA Insured)	1,000,000	461,980
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to 8/15/11 @ 100) (e)	1,000,000	1,082,290
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.): - continued
5.75% 2/15/21 (Pre-Refunded to 8/15/12 @ 100) (e)	$ 1,310,000	$ 1,452,908
Hays Consolidated Independent School District Series A, 5.125% 8/15/30	1,000,000	1,065,780
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (d)	1,000,000	1,078,910
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,483,006
Houston Independent School District 0% 8/15/13	1,300,000	1,000,363
Humble Independent School District:
Series 2005 B, 5.25% 2/15/20 (FGIC Insured)	1,800,000	1,970,496
0% 2/15/17	1,000,000	661,450
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	834,830
Lewisville Independent School District 0% 8/15/19	2,340,000	1,373,767
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/19 (AMBAC Insured)	1,000,000	1,081,930
Mansfield Independent School District:
5.375% 2/15/26	1,000,000	1,068,650
5.5% 2/15/17	2,000,000	2,175,720
Mesquite Independent School District 3.65%, tender 12/1/08 (Liquidity Facility JPMorgan Chase Bank) (c)	1,000,000	1,000,000
Montgomery County Muni. Util. District #46 5% 3/1/21 (FSA Insured)	1,040,000	1,083,836
North Central Health Facilities Dev. Corp. Rev. (Children's Med. Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	1,230,000	1,340,774
Northside Independent School District 5.5% 2/15/15	940,000	1,008,329
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,503,373
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	4,645,000	4,931,086
San Antonio Elec. & Gas Sys. Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	75,000	76,093
San Marcos Consolidated Independent School District:
5% 8/1/20	1,525,000	1,625,604
5.125% 8/1/29 (Pre-Refunded to 8/1/14 @ 100) (e)	1,900,000	2,084,794
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,458,657
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,066,390
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20 (Pre-Refunded to 11/15/08 @ 101) (e)	$ 1,000,000	$ 1,044,190
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,715,000	3,946,408
0% 9/1/11 (Escrowed to Maturity) (e)	35,000	29,239
0% 9/1/15 (MBIA Insured)	1,100,000	778,140
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	640,000	665,248
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,371,489
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,135,248
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,046,580
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (e)	4,000,000	4,337,880
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,080,900
White Settlement Independent School District 5.75% 8/15/34	1,440,000	1,581,336
Williamson County Gen. Oblig. 5.5% 2/15/19 (FSA Insured)	35,000	37,501
		85,220,101
Utah - 0.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)	365,000	391,324
6.5% 7/1/09 (Escrowed to Maturity) (e)	635,000	682,631
Series B, 5.75% 7/1/16 (MBIA Insured)	1,025,000	1,059,163
		2,133,118
Vermont - 0.4%
Vermont Edl. & Health Bldg. Fing. Agcy. Rev.:
(Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,092,040
Series A, 5.75% 12/1/18 (AMBAC Insured)	400,000	432,152
(Middlebury College Proj. Series A, 5% 10/31/46	1,000,000	1,053,060
		2,577,252
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 7.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A:
0% 6/1/17 (MBIA Insured)	$ 1,000,000	$ 641,590
0% 6/1/29 (MBIA Insured)	2,000,000	727,440
Clark County School District #114, Evergreen 5.375% 12/1/14 (FSA Insured)	3,040,000	3,308,797
Energy Northwest Elec. Rev. (#1 Proj.) Series 2006 A, 5% 7/1/15	1,000,000	1,087,810
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	1,715,000	1,809,874
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series B, 5.25% 1/1/22 (FGIC Insured) (d)	1,950,000	2,067,995
King County Swr. Rev. Series B, 5.125% 1/1/33 (FSA Insured)	2,800,000	2,936,612
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	3,000,000	3,114,990
Spokane County School District #81 5.25% 12/1/18 (FSA Insured)	1,000,000	1,082,450
Spokane Gen. Oblig. 5.25% 12/1/24 (AMBAC Insured)	1,000,000	1,080,510
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,112,830
Tumwater School District #33, Thurston County Series 1996 B, 0% 12/1/10 (FGIC Insured)	4,000,000	3,433,560
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,065,180
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,061,600
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	701,100
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,238,980
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4% 7/1/12	16,000,000	17,385,430
		45,856,748
Wisconsin - 1.3%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	845,000	907,099
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	335,000	362,236
Menasha Joint School District:
5.5% 3/1/17 (FSA Insured)	65,000	70,216
5.5% 3/1/17 (Pre-Refunded to 3/1/12 @ 100) (e)	1,095,000	1,187,538
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	$ 1,500,000	$ 1,616,325
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,075,980
5.75% 8/15/30	1,500,000	1,619,595
6.25% 8/15/22	600,000	669,120
Series A, 5.375% 2/15/34	1,000,000	1,060,280
		8,568,389
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $614,228,591)		638,994,162
NET OTHER ASSETS - 0.7%		4,807,732
NET ASSETS - 100%		$ 643,801,894
Legend
(a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	37.8%
Health Care	11.0%
Electric Utilities	9.2%
Transportation	8.9%
Escrowed/Pre-Refunded	7.7%
Water & Sewer	7.4%
Special Tax	6.5%
Education	5.8%
Others* (individually less than 5%)	5.7%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $614,228,591)		$ 638,994,162
Cash		5,632,835
Receivable for investments sold		682,593
Receivable for fund shares sold		911,300
Interest receivable		9,437,418
Other receivables		21,626
Total assets		655,679,934

Liabilities
Payable for investments purchased Regular delivery	$ 856,460
Delayed delivery	9,092,667
Payable for fund shares redeemed	713,398
Distributions payable	724,222
Accrued management fee	196,680
Distribution fees payable	182,418
Other affiliated payables	72,676
Other payables and accrued expenses	39,519
Total liabilities		11,878,040

Net Assets		$ 643,801,894
Net Assets consist of:
Paid in capital		$ 613,879,528
Distributions in excess of net investment income		(193,440)
Accumulated undistributed net realized gain (loss) on investments		5,350,235
Net unrealized appreciation (depreciation) on investments		24,765,571
Net Assets		$ 643,801,894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($144,183,000 ÷ 11,094,124 shares)	$ 13.00

Maximum offering price per share (100/95.25 of $13.00)	$ 13.65
Class T: Net Asset Value and redemption price per share ($310,132,270 ÷ 23,810,705 shares)	$ 13.02

Maximum offering price per share (100/96.50 of $13.02)	$ 13.49
Class B: Net Asset Value and offering price per share ($65,114,188 ÷ 5,021,595 shares)A	$ 12.97

Class C: Net Asset Value and offering price per share ($62,799,018 ÷ 4,823,765 shares)A	$ 13.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($61,573,418 ÷ 4,755,362 shares)	$ 12.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Interest		$ 30,774,702

Expenses
Management fee	$ 2,501,104
Transfer agent fees	739,624
Distribution fees	2,277,935
Accounting fees and expenses	166,353
Custodian fees and expenses	11,523
Independent trustees' compensation	2,693
Registration fees	91,608
Audit	51,335
Legal	8,416
Miscellaneous	3,676
Total expenses before reductions	5,854,267
Expense reductions	(332,117)	5,522,150
Net investment income		25,252,552
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,559,165
Futures contracts	116,664
Total net realized gain (loss)		5,675,829
Change in net unrealized appreciation (depreciation) on investment securities		4,279,338
Net gain (loss)		9,955,167
Net increase (decrease) in net assets resulting from operations		$ 35,207,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 25,252,552	$ 23,857,985
Net realized gain (loss)	5,675,829	8,968,764
Change in net unrealized appreciation (depreciation)	4,279,338	(19,180,759)
Net increase (decrease) in net assets resulting from operations	35,207,719	13,645,990
Distributions to shareholders from net investment income	(25,274,196)	(23,793,542)
Distributions to shareholders from net realized gain	(8,244,683)	(5,181,802)
Total distributions	(33,518,879)	(28,975,344)
Share transactions - net increase (decrease)	(16,629,046)	51,939,913
Total increase (decrease) in net assets	(14,940,206)	36,610,559

Net Assets
Beginning of period	658,742,100	622,131,541
End of period (including distributions in excess of net investment income of $193,440 and distributions in excess of net investment income of $158,981, respectively)	$ 643,801,894	$ 658,742,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 13.28	$ 13.00	$ 12.87	$ 12.70
Income from Investment Operations
Net investment income C	.504	.521	.533	.539	.557
Net realized and unrealized gain (loss)	.193	(.201)	.301	.137	.168
Total from investment operations	.697	.320	.834	.676	.725
Distributions from net investment income	(.505)	(.520)	(.532)	(.544)	(.555)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.667)	(.630)	(.554)	(.546)	(.555)
Net asset value, end of period	$ 13.00	$ 12.97	$ 13.28	$ 13.00	$ 12.87
Total Return A,B	5.56%	2.46%	6.56%	5.33%	5.88%
Ratios to Average Net Assets D
Expenses before reductions	.68%	.69%	.69%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.68%	.69%
Expenses net of all reductions	.63%	.67%	.69%	.68%	.67%
Net investment income	3.93%	3.96%	4.07%	4.15%	4.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,183	$ 123,844	$ 101,763	$ 87,406	$ 67,457
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 13.31	$ 13.03	$ 12.89	$ 12.72
Income from Investment Operations
Net investment income C	.493	.509	.522	.529	.546
Net realized and unrealized gain (loss)	.181	(.202)	.299	.144	.166
Total from investment operations	.674	.307	.821	.673	.712
Distributions from net investment income	(.492)	(.507)	(.519)	(.531)	(.542)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.654)	(.617)	(.541)	(.533)	(.542)
Net asset value, end of period	$ 13.02	$ 13.00	$ 13.31	$ 13.03	$ 12.89
Total Return A,B	5.36%	2.35%	6.44%	5.30%	5.76%
Ratios to Average Net Assets D
Expenses before reductions	.78%	.79%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.78%	.79%
Expenses net of all reductions	.73%	.77%	.78%	.77%	.77%
Net investment income	3.83%	3.86%	3.97%	4.06%	4.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,132	$ 318,973	$ 319,734	$ 340,542	$ 354,030
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.94	$ 13.25	$ 12.98	$ 12.85	$ 12.67
Income from Investment Operations
Net investment income C	.407	.421	.435	.443	.462
Net realized and unrealized gain (loss)	.193	(.200)	.291	.136	.178
Total from investment operations	.600	.221	.726	.579	.640
Distributions from net investment income	(.408)	(.421)	(.434)	(.447)	(.460)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.570)	(.531)	(.456)	(.449)	(.460)
Net asset value, end of period	$ 12.97	$ 12.94	$ 13.25	$ 12.98	$ 12.85
Total Return A,B	4.78%	1.70%	5.70%	4.56%	5.19%
Ratios to Average Net Assets D
Expenses before reductions	1.44%	1.45%	1.44%	1.43%	1.44%
Expenses net of fee waivers, if any	1.44%	1.45%	1.44%	1.43%	1.44%
Expenses net of all reductions	1.39%	1.42%	1.44%	1.42%	1.41%
Net investment income	3.17%	3.21%	3.32%	3.41%	3.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,114	$ 82,084	$ 97,487	$ 110,853	$ 109,986
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.30	$ 13.02	$ 12.89	$ 12.71
Income from Investment Operations
Net investment income C	.396	.410	.423	.430	.451
Net realized and unrealized gain (loss)	.192	(.202)	.300	.135	.176
Total from investment operations	.588	.208	.723	.565	.627
Distributions from net investment income	(.396)	(.408)	(.421)	(.433)	(.447)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.558)	(.518)	(.443)	(.435)	(.447)
Net asset value, end of period	$ 13.02	$ 12.99	$ 13.30	$ 13.02	$ 12.89
Total Return A,B	4.66%	1.59%	5.65%	4.44%	5.06%
Ratios to Average Net Assets D
Expenses before reductions	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.48%	1.52%	1.54%	1.52%	1.51%
Net investment income	3.08%	3.11%	3.22%	3.31%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,799	$ 63,984	$ 58,984	$ 59,423	$ 52,019
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 13.24	$ 12.96	$ 12.83	$ 12.66
Income from Investment Operations
Net investment income B	.520	.540	.551	.556	.573
Net realized and unrealized gain (loss)	.196	(.208)	.304	.139	.170
Total from investment operations	.716	.332	.855	.695	.743
Distributions from net investment income	(.524)	(.542)	(.553)	(.563)	(.573)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.686)	(.652)	(.575)	(.565)	(.573)
Net asset value, end of period	$ 12.95	$ 12.92	$ 13.24	$ 12.96	$ 12.83
Total Return A	5.73%	2.56%	6.75%	5.50%	6.05%
Ratios to Average Net Assets C
Expenses before reductions	.54%	.53%	.54%	.54%	.55%
Expenses net of fee waivers, if any	.54%	.53%	.54%	.54%	.55%
Expenses net of all reductions	.49%	.51%	.53%	.53%	.52%
Net investment income	4.07%	4.13%	4.23%	4.30%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,573	$ 69,857	$ 44,164	$ 44,960	$ 31,703
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation and losses deferred due to wash sales and futures transactions.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,524,584
Unrealized depreciation	(175,056)
Net unrealized appreciation (depreciation)	24,349,528
Undistributed ordinary income	3,349
Undistributed long-term capital gain	4,625,537

Cost for federal income tax purposes	$ 614,644,634

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Tax-exempt Income	$ 25,274,196	$ 23,793,542
Ordinary Income	458,038	-
Long-term Capital Gains	7,786,645	5,181,802
Total	$ 33,518,879	$ 28,975,344

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $175,455,215 and $194,493,624, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 209,032	$ 3,340
Class T	0%	.25%	787,222	4,485
Class B	.65%	.25%	652,930	472,871
Class C	.75%	.25%	628,751	120,992
			$ 2,277,935	$ 601,688

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76,106
Class T	35,294
Class B*	203,620
Class C*	15,019
$ 330,039

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the Fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 148,834.11
Class T	340,485.11
Class B	84,206.12
Class C	67,732.11
Institutional Class	98,367.12
	$ 739,624

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,534 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $11,523 and $162,164, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 32,477
Class T	74,770
Class B	16,847
Class C	14,563
Institutional Class	19,773
$ 158,430

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 5,475,285	$ 4,352,247
Class T	12,053,776	12,293,343
Class B	2,316,388	2,889,040
Class C	1,936,779	1,912,870
Institutional Class	3,491,968	2,346,042
Total	$ 25,274,196	$ 23,793,542
From net realized gain
Class A	$ 1,555,692	$ 849,843
Class T	3,978,415	2,646,649
Class B	1,007,878	802,913
Class C	788,459	495,651
Institutional Class	914,239	386,746
Total	$ 8,244,683	$ 5,181,802

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	4,948,217	3,538,994	$ 63,420,086	$ 46,541,886
Reinvestment of distributions	371,154	260,181	4,767,130	3,414,353
Shares redeemed	(3,774,302)	(1,912,570)	(48,584,463)	(25,132,123)
Net increase (decrease)	1,545,069	1,886,605	$ 19,602,753	$ 24,824,116
Class T
Shares sold	3,432,677	3,536,120	$ 44,171,647	$ 46,651,169
Reinvestment of distributions	936,819	836,332	12,055,637	10,998,832
Shares redeemed	(5,102,497)	(3,856,498)	(65,624,444)	(50,817,550)
Net increase (decrease)	(733,001)	515,954	$ (9,397,160)	$ 6,832,451
Class B
Shares sold	401,486	461,635	$ 5,146,784	$ 6,060,771
Reinvestment of distributions	154,058	167,091	1,974,082	2,187,643
Shares redeemed	(1,876,847)	(1,641,543)	(24,024,161)	(21,554,810)
Net increase (decrease)	(1,321,303)	(1,012,817)	$ (16,903,295)	$ (13,306,396)

Annual Report

9. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class C
Shares sold	1,151,475	1,328,623	$ 14,821,030	$ 17,510,616
Reinvestment of distributions	139,244	114,142	1,791,102	1,500,047
Shares redeemed	(1,392,566)	(951,725)	(17,907,457)	(12,532,673)
Net increase (decrease)	(101,847)	491,040	$ (1,295,325)	$ 6,477,990
Institutional Class
Shares sold	5,188,827	2,803,468	$ 66,328,861	$ 36,736,293
Reinvestment of distributions	115,403	26,000	1,473,273	340,092
Shares redeemed	(5,953,881)	(760,791)	(76,438,153)	(9,964,633)
Net increase (decrease)	(649,651)	2,068,677	$ (8,636,019)	$ 27,111,752

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Municipal Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Municipal Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christine J. Thompson (48)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson worked as an analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Municipal Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/04/06	12/01/06	$0.095

Class T	12/04/06	12/01/06	$0.095

Class B	12/04/06	12/01/06	$0.095

Class C	12/04/06	12/01/06	$0.095

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2006, $5,495,564 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2006, 100% of the fund's income dividends was free from federal income tax, and 9.72% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Municipal Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Municipal Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Municipal Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

HIM-UANN-1206
1.784765.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Municipal Income Fund -

Institutional Class

Annual Report

October 31, 2006(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class 	5.73%	5.31%	6.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers ® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Income Fund

Growing investor demand and a strong late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the 12 months ending October 31, 2006. Throughout much of the period, muni bond prices declined as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand - amplified by non-traditional investors such as hedge funds - increased substantially, as investors sought out munis for their attractive after-tax yields. Investors also were drawn to the fact that unlike Treasuries, long-term rates for munis were higher than short rates, giving investors the opportunity to lock in attractive long-term yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index returned 5.75%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.19%.

During the past year, the fund's Institutional Class shares returned 5.73%, while the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.07%. Benefiting fund returns versus the index were my comparatively large stake in lower-quality, investment-grade securities and a modest out-of-index exposure to below-investment-grade bonds. These securities - generally issued by hospitals and electric utilities - were boosted by a combination of their improved financial performance and strong investor demand for high-yielding securities. Performance also was helped by my overweighting in zero-coupon bonds, which make no interest payments but are sold at a discount from their face values. Zeros generally performed better than coupon-bearing bonds. An overweighting relative to the index in prerefunded bonds also worked in the fund's favor. Prerefunding produced relatively strong returns as the bonds' maturities became shorter and their credit quality was upgraded. Detracting from performance relative to the index was my decision to underweight discount bonds, which are securities that trade below par - meaning face value - while overweighting premium bonds, which trade above par. Discounts outpaced premiums as investors sought out their higher nominal yields.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,040.60	$ 3.45
Hypothetical A	$ 1,000.00	$ 1,021.83	$ 3.41
Class T
Actual	$ 1,000.00	$ 1,040.00	$ 3.96
Hypothetical A	$ 1,000.00	$ 1,021.32	$ 3.92
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 7.29
Hypothetical A	$ 1,000.00	$ 1,018.05	$ 7.22
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,036.20	$ 7.75
Hypothetical A	$ 1,000.00	$ 1,017.59	$ 7.68
Institutional Class
Actual	$ 1,000.00	$ 1,041.50	$ 2.78
Hypothetical A	$ 1,000.00	$ 1,022.48	$ 2.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.67%
Class T	.77%
Class B	1.42%
Class C	1.51%
Institutional Class	.54%

Annual Report

Investment Changes

Top Five States as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	13.2	15.2
New York	12.0	9.3
California	11.2	11.2
Illinois	10.5	10.3
Washington	7.1	7.5
Top Five Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.8	37.1
Health Care	11.0	10.1
Electric Utilities	9.2	8.4
Transportation	8.9	8.5
Escrowed/Pre-Refunded	7.7	9.1
Average Years to Maturity as of October 31, 2006
		6 months ago
Years	15.2	15.3
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of October 31, 2006
6 months ago
Years	6.5	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
AAA 61.8%	AAA 63.7%
AA,A 28.1%	AA,A 23.9%
BBB 8.1%	BBB 6.6%
BB and Below 0.2%	BB and Below 0.2%
Not Rated 1.0%	Not Rated 1.3%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 4.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Municipal Bonds - 99.3%
	Principal Amount	Value (Note 1)
Alabama - 0.0%
Birmingham Wtrwks. & Swr. Board Wtr. & Swr. Rev. Series B, 5% 1/1/43 (MBIA Insured)	$ 300,000	$ 310,914
Alaska - 0.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45% 7/1/09 (AMBAC Insured) (d)	1,500,000	1,517,595
Arizona - 1.4%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	1,300,000	1,377,948
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Intel Corp. Proj.) 4.375%, tender 12/1/10 (c)(d)	1,000,000	1,019,650
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) 5% 12/1/29	1,575,000	1,627,164
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29 (MBIA Insured)	1,000,000	1,063,500
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14 (Escrowed to Maturity) (e)	3,750,000	2,747,100
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/17 (AMBAC Insured)	1,000,000	1,087,110
		8,922,472
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,047,490
California - 11.2%
California Dept. of Wtr. Resources Pwr. Supply Rev. Series A, 5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,100,600
California Econ. Recovery:
Series 2004 A, 5.25% 7/1/13	2,100,000	2,304,792
Series A:
5% 7/1/15 (MBIA Insured)	1,800,000	1,969,848
5.25% 7/1/14	1,500,000	1,661,175
5.25% 7/1/14 (FGIC Insured)	900,000	999,882
California Gen. Oblig.:
5% 3/1/15	1,000,000	1,089,400
5% 12/1/31 (MBIA Insured)	1,400,000	1,473,864
5.125% 11/1/24	600,000	638,196
5.25% 2/1/14	2,400,000	2,629,104
5.25% 2/1/15	1,200,000	1,314,552
5.25% 2/1/16	1,000,000	1,094,830
5.25% 2/1/24	1,000,000	1,071,970
5.25% 2/1/28	1,200,000	1,280,520
5.25% 2/1/33	2,000,000	2,115,300
5.25% 12/1/33	2,300,000	2,464,519
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
California Gen. Oblig.: - continued
5.25% 4/1/34	$ 2,200,000	$ 2,352,944
5.5% 4/1/30	3,565,000	3,924,102
5.5% 11/1/33	5,400,000	5,910,624
5.625% 5/1/20	80,000	85,899
California Pub. Works Board Lease Rev.:
(Richmond Lab., Phase III Office Bldg. Proj.) Series B, 5.25% 11/1/25 (XL Cap. Assurance, Inc. Insured)	2,585,000	2,818,917
Series 2005 A, 5.25% 6/1/30	2,000,000	2,139,480
Series 2005 H, 5% 6/1/18	1,425,000	1,530,778
Series 2005 K, 5% 11/1/17	2,300,000	2,486,760
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. (Southern California Edison Co.) 4.1%, tender 4/1/13 (XL Cap. Assurance, Inc. Insured) (c)	1,300,000	1,330,901
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.85%, tender 6/1/12 (c)	500,000	500,735
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	719,299
5% 1/15/16 (MBIA Insured)	400,000	421,700
5.75% 1/15/40	600,000	624,546
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,450,000	1,662,309
Series A, 5% 6/1/45	6,650,000	6,856,815
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,144,640
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,352,585
Los Angeles Unified School District Series A, 5.375% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (e)	835,000	927,268
Oxnard Fing. Auth. Wastewtr. Rev. (Redwood Trunk Swr. and Headworks Proj.) Series A, 5% 6/1/29 (FGIC Insured)	1,000,000	1,053,550
San Diego Unified School District:
(Election of 1998 Proj.) Series E2, 5.5% 7/1/26 (FSA Insured)	2,300,000	2,728,168
Series F, 5% 7/1/29 (FSA Insured)	400,000	423,172
Southern California Pub. Pwr. Auth. Rev. (Magnolia Pwr. Proj.) Series A, 5% 7/1/36 (AMBAC Insured)	1,000,000	1,047,250
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,938,117
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,198,100
		72,387,211
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - 1.8%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity) (e)	$ 1,365,000	$ 697,133
Colorado Health Facilities Auth. Rev. (Longmont Hosp. Proj.) Series B, 5.25% 12/1/13 (Radian Asset Assurance Ltd. Insured)	860,000	930,073
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08 (MBIA Insured)	870,000	833,834
Colorado Wtr. Resources and Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	235,000	255,936
5.625% 9/1/14	230,000	250,277
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources Rev. (Parker Wtr. and Sanitation District Proj.) Series D, 5.25% 9/1/43 (MBIA Insured)	4,600,000	4,938,146
Dawson Ridge Metropolitan District #1 Series 1992 A, 0% 10/1/17 (Escrowed to Maturity) (e)	1,200,000	765,048
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,308,288
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to Maturity) (e)	2,275,000	1,876,375
		11,855,110
Connecticut - 0.5%
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	3,350,000	3,352,211
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (e)	10,000	10,144
Series B:
0% 6/1/12 (MBIA Insured)	1,200,000	962,676
5.25% 6/1/26 (FSA Insured)	6,000,000	6,218,340
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,585,271
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,098,940
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,610,300
		13,485,671
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - 2.1%
Flagler County School Board Ctfs. Series A, 5% 8/1/12 (FSA Insured)	$ 1,000,000	$ 1,061,350
Florida Board of Ed. Cap. Outlay Series B, 5.5% 6/1/16 (FGIC Insured)	1,000,000	1,100,740
Florida Correctional Privatization Communications Ctfs. of Prtn. Series A, 5% 8/1/15 (AMBAC Insured)	1,000,000	1,078,410
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Obligated Group Proj.):
Series B, 5% 11/15/14	1,000,000	1,068,820
3.95%, tender 9/1/12 (c)	2,100,000	2,099,916
5%, tender 11/16/09 (c)	1,800,000	1,858,752
JEA Elec. Sys. Rev. Series 3A, 5% 10/1/41 (FSA Insured)	1,000,000	1,051,090
Miami-Dade County Aviation Rev. (Miami Int'l. Arpt. Proj.) Series B, 5% 10/1/37 (FGIC Insured)	1,000,000	1,049,910
Miami-Dade County School District 5% 2/15/14 (MBIA Insured) (b)	1,600,000	1,721,904
Palm Beach County School Board Ctfs. of Prtn. Series C, 5% 8/1/27 (FSA Insured)	1,050,000	1,092,410
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/20 (MBIA Insured)	500,000	536,650
		13,719,952
Georgia - 2.8%
Atlanta Arpt. Rev. Series F, 5.25% 1/1/13 (FSA Insured) (d)	1,000,000	1,073,820
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	2,400,000	2,525,904
5% 11/1/43 (FSA Insured)	9,070,000	9,514,430
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	2,200,000	2,387,946
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21 (Escrowed to Maturity) (e)	1,100,000	584,672
Richmond County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity) (e)	1,190,000	632,509
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity) (e)	2,500,000	1,328,800
		18,048,081
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Hawaii - 0.4%
Hawaii Arpt. Sys. Rev. Series 2000 B, 8% 7/1/11 (FGIC Insured) (d)	$ 1,300,000	$ 1,525,667
Honolulu City & County Board of Wtr. Supply Wtr. Sys. Rev. Series B, 5.25% 7/1/17 (MBIA Insured) (d)	1,250,000	1,367,825
		2,893,492
Illinois - 10.5%
Chicago Board of Ed.:
(Westinghouse High School Proj.) Series C, 5.25% 12/1/19 (MBIA Insured)	1,300,000	1,422,642
Series A, 0% 12/1/16 (FGIC Insured)	1,300,000	867,022
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,125,000	4,223,126
0% 1/1/24 (FGIC Insured)	6,110,000	2,919,541
(Neighborhoods Alive 21 Prog.) 5% 1/1/43 (AMBAC Insured)	1,000,000	1,040,190
Series A:
5% 1/1/42 (AMBAC Insured)	1,700,000	1,759,143
5.25% 1/1/33 (MBIA Insured)	1,070,000	1,125,608
5.25% 1/1/33 (Pre-Refunded to 1/1/11 @ 101) (e)	30,000	32,239
5.5% 1/1/38 (MBIA Insured)	255,000	273,401
5.5% 1/1/38 (Pre-Refunded to 1/1/11 @ 101) (e)	10,000	10,842
5.5% 1/1/40 (FGIC Insured)	525,000	559,409
Chicago Midway Arpt. Rev. Series B, 6% 1/1/09 (MBIA Insured) (d)	300,000	303,942
Chicago O'Hare Int'l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (d)	900,000	920,358
6.25% 1/1/09 (AMBAC Insured) (d)	3,325,000	3,404,534
5.5% 1/1/09 (AMBAC Insured) (d)	1,250,000	1,293,625
Chicago Park District Series A, 5.5% 1/1/19 (FGIC Insured)	155,000	165,046
Chicago Transit Auth. Cap. Grant Receipts Rev. 5% 6/1/21 (AMBAC Insured) (b)	1,400,000	1,512,434
Cook County Gen. Oblig. Series C, 5% 11/15/25 (AMBAC Insured)	1,100,000	1,157,827
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,526,577
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,611,900
Granite City Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 3.85%, tender 5/1/08 (c)(d)	2,810,000	2,783,080
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Illinois Dev. Fin. Auth. Retirement 0% 7/15/23 (Escrowed to Maturity) (e)	$ 2,900,000	$ 1,386,925
Illinois Edl. Facilities Auth. Revs. (Northwestern Univ. Proj.) 5% 12/1/38	900,000	939,735
Illinois Gen. Oblig.:
First Series, 5.75% 12/1/18 (MBIA Insured)	1,000,000	1,075,330
Series 2006, 5.5% 1/1/31	1,000,000	1,218,560
5.5% 4/1/17 (MBIA Insured)	1,000,000	1,056,820
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,057,700
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,203,340
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,211,594
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,081,850
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (e)	1,500,000	1,692,885
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,503,175
6% 6/15/20	600,000	646,074
Joliet School District #86 Gen. Oblig. Cap. Appreciation 0% 11/1/19 (FSA Insured)	2,000,000	1,160,920
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 0% 12/1/17 (AMBAC Insured)	1,000,000	632,500
Lake County Cmnty. High School District #117, Antioch Series B, 0% 12/1/20 (FGIC Insured)	1,805,000	994,411
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	1,998,445
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured)	3,300,000	3,617,691
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,613,235
0% 6/15/19 (MBIA Insured)	3,710,000	2,198,657
0% 6/15/22 (MBIA Insured)	1,060,000	546,292
0% 12/15/24 (MBIA Insured)	3,090,000	1,422,049
Ogle, Lee & DeKalb Counties Township High School District #212 6% 12/1/16 (MBIA Insured)	60,000	66,304
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15 (MBIA Insured)	$ 3,700,000	$ 2,653,899
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000,000	729,660
		67,620,537
Indiana - 3.4%
Crown Point Multi-School Bldg. Corp. 5% 1/15/20 (FGIC Insured)	1,260,000	1,353,656
Franklin Township Independent School Bldg. Corp., Marion County 5.25% 7/15/16 (MBIA Insured)	1,790,000	1,980,653
Hamilton Heights School Bldg. Corp. 5.25% 7/15/17 (FSA Insured)	1,910,000	2,131,923
Hobart Bldg. Corp. 6.5% 1/15/29 (FGIC Insured)	2,600,000	3,246,178
Indiana Health & Edl. Facilities Fing. Auth. Hosp. Rev. (Clarian Health Partners, Inc. Proj.) Series B, 5% 2/15/11	1,500,000	1,572,870
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31 (Pre-Refunded to 11/1/11 @ 101) (e)	1,500,000	1,646,820
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17 (AMBAC Insured)	1,000,000	646,260
Indiana Univ. Student Fee Revs. Series H, 0% 8/1/09 (AMBAC Insured)	1,600,000	1,442,960
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2006 F, 5% 1/1/16 (AMBAC Insured) (d)	1,000,000	1,074,430
North Adams Cmnty. Schools Renovation Bldg. Corp. 0% 1/15/17 (FSA Insured)	1,230,000	806,585
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	2,000,000	2,142,760
Portage Township Multi-School Bldg. Corp. 5.25% 7/15/26 (MBIA Insured)	1,195,000	1,295,547
Rockport Poll. Cont. Rev. (AEP Generating Co. Proj.) Series 1995 A, 4.15%, tender 7/15/11 (AMBAC Insured) (c)	1,000,000	1,020,940
South Harrison School Bldg. Corp. Series A, 5.25% 1/15/25 (FSA Insured)	1,150,000	1,248,751
		21,610,333
Iowa - 0.7%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25 (Pre-Refunded to 6/1/11 @ 101) (e)	4,000,000	4,263,440
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - 1.8%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series A, 4.75%, tender 10/1/07 (c)	$ 1,000,000	$ 1,008,840
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hays Med. Ctr. Proj.) Series 2005 L:
5.25% 11/15/15	335,000	363,833
5.25% 11/15/16	955,000	1,037,197
(Sisters of Charity of Leavenworth Health Svcs. Corp. Proj.) Series J, 6.25% 12/1/28	1,500,000	1,642,290
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of Leavenworth Health Svcs. Corp. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,456,346
5% 12/1/14 (MBIA Insured)	500,000	513,880
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,467,016
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,807,120
Lawrence Hosp. Rev. 5.25% 7/1/18	1,000,000	1,085,100
		11,381,622
Kentucky - 0.4%
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A, 5.25% 5/15/37 (FGIC Insured)	2,170,000	2,356,577
Louisiana - 0.4%
Louisiana Military Dept. 5% 8/1/14	1,730,000	1,825,271
New Orleans Gen. Oblig. 0% 9/1/15 (AMBAC Insured)	700,000	480,410
Tobacco Settlement Fing. Corp. Series 2001 B, 5.5% 5/15/30	420,000	440,467
		2,746,148
Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. 5.25% 7/1/30 (FSA Insured)	1,000,000	1,081,040
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,665,000	1,821,294
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,015,000	1,110,278
		2,931,572
Massachusetts - 3.6%
Massachusetts Gen. Oblig.:
Series 2005 C, 5.25% 9/1/23 (Pre-Refunded to 9/1/15 @ 100) (e)	2,800,000	3,130,876
Series D, 5.25% 10/1/22 (Pre-Refunded to 10/1/13 @ 100) (e)	1,200,000	1,312,476
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev. (New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	$ 500,000	$ 500,305
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	749,928
0% 8/1/10	4,500,000	3,879,765
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A:
5% 8/15/23 (FSA Insured)	5,000,000	5,351,650
5% 8/15/30 (FSA Insured)	4,500,000	4,772,070
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,373
Springfield Gen. Oblig. 5% 8/1/20 (MBIA Insured)	3,335,000	3,581,390
		23,288,833
Michigan - 1.1%
Ferris State Univ. Rev. 5% 10/1/19 (MBIA Insured)	1,440,000	1,535,774
Michigan Hosp. Fin. Auth. Hosp. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,052,100
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,427,186
Willow Run Cmnty. Schools County of Washtenaw 5% 5/1/20 (FSA Insured)	1,000,000	1,067,700
		7,082,760
Minnesota - 1.7%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,800,918
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2001 C, 5.25% 1/1/32 (FGIC Insured)	1,000,000	1,052,520
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/23	1,000,000	1,105,130
North St. Paul-Maplewood-Oakdale Independent School District 622 5% 2/1/15 (FSA Insured) (b)	1,425,000	1,552,352
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	590,000	612,426
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,148,740
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Saint Paul Port Auth. Lease Rev.:
(HealthEast Midway Campus Proj.) Series 2003 A, 5.875% 5/1/30	$ 1,400,000	$ 1,463,854
Series 2003 11, 5.25% 12/1/18	1,000,000	1,082,760
		10,818,700
Missouri - 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	1,010,000	1,081,700
Montana - 0.4%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Proj.) Series A, 5.2%, tender 5/1/09 (c)	1,500,000	1,537,350
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,058,950
		2,596,300
Nevada - 0.5%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22 (AMBAC Insured) (d)	1,000,000	1,065,800
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,083,640
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,080,820
		3,230,260
New Hampshire - 0.2%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. (United Illumination Co.) Series A, 3.65%, tender 2/1/10 (AMBAC Insured) (c)(d)	1,000,000	987,610
New Jersey - 2.9%
New Jersey Econ. Dev. Auth. Rev. Series 2005 O:
5.25% 3/1/21 (MBIA Insured)	1,000,000	1,092,180
5.25% 3/1/23	2,000,000	2,168,100
5.25% 3/1/25	1,500,000	1,621,680
5.25% 3/1/26	915,000	988,548
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5% 1/1/25 (FSA Insured)	900,000	960,156
New Jersey Trans. Trust Fund Auth. Series B, 5.25% 12/15/22 (AMBAC Insured)	400,000	457,928
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	1,990,000	1,991,294
6.125% 6/1/24	3,500,000	3,797,535
6.125% 6/1/42	1,600,000	1,740,560
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Tobacco Settlement Fing. Corp.: - continued
6.375% 6/1/32	$ 1,400,000	$ 1,562,246
6.75% 6/1/39	835,000	954,672
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) 5.5% 5/1/28 (FGIC Insured)	1,000,000	1,111,690
		18,446,589
New Mexico - 1.2%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	3,970,000	4,116,334
6.75% 7/1/09 (AMBAC Insured) (d)	450,000	481,617
6.75% 7/1/11 (AMBAC Insured) (d)	1,805,000	2,006,745
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,000,000	1,009,580
		7,614,276
New York - 12.0%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
Series 2003:
5.75% 5/1/16 (FSA Insured)	1,500,000	1,675,170
5.75% 5/1/21 (FSA Insured)	1,200,000	1,318,800
Series 2004:
5.75% 5/1/21 (FSA Insured)	4,900,000	5,552,239
5.75% 5/1/25 (FSA Insured)	600,000	676,098
Long Island Pwr. Auth. Elec. Sys. Rev. 5% 12/1/26 (XL Cap. Assurance, Inc. Insured)	1,400,000	1,495,494
Metropolitan Trans. Auth. Rev.:
Series A, 5.75% 11/15/32	4,300,000	4,738,514
Series F, 5.25% 11/15/27 (MBIA Insured)	500,000	539,315
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (e)	1,000,000	1,000,800
New York City Gen. Oblig.:
Series 2005 G:
5% 8/1/14	3,600,000	3,889,764
5% 8/1/15	1,000,000	1,086,190
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	649,908
Series C, 5.75% 3/15/27 (Pre-Refunded to 3/15/12 @ 100) (e)	135,000	149,669
Series J, 5.5% 6/1/19	1,100,000	1,206,557
Subseries 2005 F1, 5.25% 9/1/14	1,200,000	1,317,648
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	$ 705,000	$ 712,826
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Terminal One Group Assoc. Proj.) 5% 1/1/09 (d)	1,000,000	1,021,080
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	500,000	527,250
Series A, 5.125% 6/15/34 (MBIA Insured)	2,000,000	2,109,000
Series E, 5% 6/15/34	1,600,000	1,671,328
New York City Trust Cultural Resources Rev. (Museum of Modern Art Proj.) Series 2001 D, 5.125% 7/1/31 (AMBAC Insured)	1,000,000	1,060,070
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/13	1,500,000	1,640,955
Series C, 7.5% 7/1/10	360,000	386,741
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	3,950,000	4,087,974
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	1,000,000	1,105,120
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	870,000	894,203
4.875% 6/15/20	795,000	815,980
5% 6/15/15	305,000	314,418
New York State Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (FSA Insured)	1,600,000	1,753,696
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	305,000	332,157
New York Transitional Fin. Auth. Rev.:
Series 2004 C, 5% 2/1/33 (FGIC Insured)	1,000,000	1,057,140
Series A:
5.75% 2/15/16	10,000	10,784
6% 11/1/28 (a)	2,000,000	2,207,060
Series B:
5% 8/1/32	1,300,000	1,364,350
5.25% 2/1/29 (a)	2,000,000	2,122,240
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured)	1,500,000	1,634,040
Tobacco Settlement Asset Securitization Corp. Series 1, 5.5% 7/15/24 (Pre-Refunded to 7/15/12 @ 100) (e)	1,155,000	1,240,597
Tobacco Settlement Fing. Corp.:
Series 2003 C1, 5.5% 6/1/19	1,400,000	1,537,326
Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,077,630
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Tobacco Settlement Fing. Corp.: - continued
Series A1:
5.25% 6/1/22 (AMBAC Insured)	$ 950,000	$ 1,022,609
5.5% 6/1/14	1,200,000	1,256,220
5.5% 6/1/16	4,700,000	4,985,760
Series C1:
5.5% 6/1/14	400,000	418,740
5.5% 6/1/15	1,700,000	1,803,360
5.5% 6/1/16	1,000,000	1,076,440
5.5% 6/1/17	1,300,000	1,396,538
5.5% 6/1/18	1,800,000	1,956,222
5.5% 6/1/21	5,000,000	5,469,150
5.5% 6/1/22	1,500,000	1,638,015
		77,003,185
New York & New Jersey - 0.3%
Port Auth. of New York & New Jersey 124th Series, 5% 8/1/13 (FGIC Insured) (d)	500,000	513,660
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/13 (MBIA Insured) (d)	1,400,000	1,604,526
		2,118,186
North Carolina - 2.5%
Charlotte Ctfs. of Prtn. (2003 Govt. Facilities Projs.) Series G, 5% 6/1/33	1,000,000	1,043,190
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,310,604
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	1,745,000	1,820,611
5.125% 7/1/42	5,155,000	5,415,895
5.25% 7/1/42	1,300,000	1,377,727
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,575,000	1,669,595
Series D, 6.7% 1/1/19	1,115,000	1,218,539
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn. (North Carolina Correctional Facilities Proj.) Series A, 5% 2/1/18	1,000,000	1,064,880
Union County Ctfs. Prtn. 5% 6/1/18 (AMBAC Insured) (b)	1,305,000	1,412,271
		16,333,312
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Dakota - 0.2%
Ward County Health Care Facility Rev. (Trinity Med. Ctr. Proj.) 5.125% 7/1/17 (b)	$ 1,210,000	$ 1,290,138
Ohio - 0.5%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	1,005,000	1,007,121
Franklin County Hosp. Rev. 5.5% 5/1/21 (Pre-Refunded to 5/1/11 @ 101) (e)	1,500,000	1,634,640
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	448,278
		3,090,039
Oklahoma - 1.6%
Oklahoma City Pub. Property Auth. Hotel Tax Rev.:
5.25% 10/1/29 (FGIC Insured)	1,000,000	1,092,110
5.5% 10/1/21 (FGIC Insured)	1,695,000	1,893,383
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group Proj.) Series A:
5.75% 8/15/29 (MBIA Insured)	865,000	912,186
6% 8/15/19 (MBIA Insured)	1,740,000	1,859,086
6% 8/15/19 (Pre-Refunded to 8/15/09 @ 101) (e)	1,260,000	1,350,040
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (Pre-Refunded to 10/1/10 @ 100) (e)	3,000,000	3,241,200
		10,348,005
Oregon - 0.5%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn. Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,865,320
Yamhill County School District #029J Newberg 5.5% 6/15/19 (FGIC Insured)	1,000,000	1,158,200
		3,023,520
Pennsylvania - 3.1%
Annville-Cleona School District 5.5% 3/1/22 (FSA Insured)	1,250,000	1,399,463
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,074,160
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,751,438
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,770,760
Easton Area School District Series 2006, 7.75% 4/1/25 (FSA Insured)	700,000	911,848
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16 (AMBAC Insured)	1,860,000	2,169,634
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	$ 2,000,000	$ 2,174,360
(Shippingport Proj.) Series A, 4.35%, tender 6/1/10 (c)(d)	500,000	501,795
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College Proj.) 6% 5/1/30	3,065,000	3,286,814
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	2,661,900
		19,702,172
Puerto Rico - 0.7%
Puerto Rico Govt. Dev. Bank:
Series B, 5% 12/1/12	2,500,000	2,647,450
Series C, 5.25% 1/1/15 (d)	1,000,000	1,071,140
5% 12/1/10	1,000,000	1,042,990
		4,761,580
Rhode Island - 0.9%
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A, 5.25% 9/15/17 (AMBAC Insured)	1,000,000	1,089,940
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	4,000,000	4,539,440
		5,629,380
South Carolina - 1.4%
Greenville County School District Installment Purp. Rev. 5% 12/1/12	3,750,000	3,998,363
Lexington One School Facilities Corp. Rev. (Lexington County School District No. 1 Proj.) 5% 12/1/17	1,015,000	1,091,501
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21 (Pre-Refunded to 12/15/10 @ 102) (e)	1,000,000	1,157,110
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2005 B, 5% 1/1/18 (MBIA Insured)	1,000,000	1,087,220
Series A, 5.5% 1/1/16 (FGIC Insured)	1,000,000	1,134,570
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	587,690
		9,056,454
Tennessee - 0.9%
Clarksville Natural Gas Acquisition Corp. Gas Rev.:
5% 12/15/13	1,000,000	1,069,670
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Tennessee - continued
Clarksville Natural Gas Acquisition Corp. Gas Rev.: - continued
5% 12/15/15	$ 1,500,000	$ 1,620,720
5% 12/15/16	1,500,000	1,625,025
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Hosp. Proj.) 6.5% 9/1/26 (Pre-Refunded to 9/1/12 @ 100) (e)	1,120,000	1,288,672
		5,604,087
Texas - 13.2%
Abilene Independent School District 5% 2/15/19	1,090,000	1,169,330
Aledo Independent School District Series A, 5.125% 2/15/33	1,000,000	1,060,490
Austin Cmnty. College District 5.5% 8/1/34	1,000,000	1,106,700
Austin Util. Sys. Rev. 0% 11/15/12 (AMBAC Insured)	1,300,000	1,035,879
Boerne Independent School District 5.25% 2/1/35	1,500,000	1,600,905
Canyon Independent School District Series A, 5.5% 2/15/18	1,575,000	1,735,335
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,000,000	1,116,190
Corsicana Independent School District 5.125% 2/15/28	1,015,000	1,080,051
Cypress-Fairbanks Independent School District Series A:
0% 2/15/14	3,200,000	2,411,872
0% 2/15/16	1,400,000	966,644
Dallas Fort Worth Int'l. Arpt. Rev. Series A, 5.25% 11/1/12 (MBIA Insured) (d)	1,000,000	1,069,890
Denton Independent School District 5% 8/15/33 (b)	1,600,000	1,660,864
Fort Worth Wtr. & Swr. Rev. 5% 2/15/16 (FSA Insured)	1,000,000	1,075,670
Garland Independent School District 5.5% 2/15/19	2,500,000	2,641,750
Grand Prairie Independent School District 5.375% 2/15/16 (FSA Insured)	1,000,000	1,091,910
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon Reg'l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,076,900
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,600,000	1,687,296
0% 10/1/17 (MBIA Insured)	2,500,000	1,607,250
0% 8/15/24 (MBIA Insured)	1,000,000	461,980
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to 8/15/11 @ 100) (e)	1,000,000	1,082,290
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.): - continued
5.75% 2/15/21 (Pre-Refunded to 8/15/12 @ 100) (e)	$ 1,310,000	$ 1,452,908
Hays Consolidated Independent School District Series A, 5.125% 8/15/30	1,000,000	1,065,780
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (d)	1,000,000	1,078,910
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,483,006
Houston Independent School District 0% 8/15/13	1,300,000	1,000,363
Humble Independent School District:
Series 2005 B, 5.25% 2/15/20 (FGIC Insured)	1,800,000	1,970,496
0% 2/15/17	1,000,000	661,450
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	834,830
Lewisville Independent School District 0% 8/15/19	2,340,000	1,373,767
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/19 (AMBAC Insured)	1,000,000	1,081,930
Mansfield Independent School District:
5.375% 2/15/26	1,000,000	1,068,650
5.5% 2/15/17	2,000,000	2,175,720
Mesquite Independent School District 3.65%, tender 12/1/08 (Liquidity Facility JPMorgan Chase Bank) (c)	1,000,000	1,000,000
Montgomery County Muni. Util. District #46 5% 3/1/21 (FSA Insured)	1,040,000	1,083,836
North Central Health Facilities Dev. Corp. Rev. (Children's Med. Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	1,230,000	1,340,774
Northside Independent School District 5.5% 2/15/15	940,000	1,008,329
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,503,373
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	4,645,000	4,931,086
San Antonio Elec. & Gas Sys. Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	75,000	76,093
San Marcos Consolidated Independent School District:
5% 8/1/20	1,525,000	1,625,604
5.125% 8/1/29 (Pre-Refunded to 8/1/14 @ 100) (e)	1,900,000	2,084,794
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,458,657
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,066,390
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20 (Pre-Refunded to 11/15/08 @ 101) (e)	$ 1,000,000	$ 1,044,190
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,715,000	3,946,408
0% 9/1/11 (Escrowed to Maturity) (e)	35,000	29,239
0% 9/1/15 (MBIA Insured)	1,100,000	778,140
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	640,000	665,248
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,371,489
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,135,248
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,046,580
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (e)	4,000,000	4,337,880
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,080,900
White Settlement Independent School District 5.75% 8/15/34	1,440,000	1,581,336
Williamson County Gen. Oblig. 5.5% 2/15/19 (FSA Insured)	35,000	37,501
		85,220,101
Utah - 0.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)	365,000	391,324
6.5% 7/1/09 (Escrowed to Maturity) (e)	635,000	682,631
Series B, 5.75% 7/1/16 (MBIA Insured)	1,025,000	1,059,163
		2,133,118
Vermont - 0.4%
Vermont Edl. & Health Bldg. Fing. Agcy. Rev.:
(Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,092,040
Series A, 5.75% 12/1/18 (AMBAC Insured)	400,000	432,152
(Middlebury College Proj. Series A, 5% 10/31/46	1,000,000	1,053,060
		2,577,252
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 7.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A:
0% 6/1/17 (MBIA Insured)	$ 1,000,000	$ 641,590
0% 6/1/29 (MBIA Insured)	2,000,000	727,440
Clark County School District #114, Evergreen 5.375% 12/1/14 (FSA Insured)	3,040,000	3,308,797
Energy Northwest Elec. Rev. (#1 Proj.) Series 2006 A, 5% 7/1/15	1,000,000	1,087,810
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	1,715,000	1,809,874
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series B, 5.25% 1/1/22 (FGIC Insured) (d)	1,950,000	2,067,995
King County Swr. Rev. Series B, 5.125% 1/1/33 (FSA Insured)	2,800,000	2,936,612
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	3,000,000	3,114,990
Spokane County School District #81 5.25% 12/1/18 (FSA Insured)	1,000,000	1,082,450
Spokane Gen. Oblig. 5.25% 12/1/24 (AMBAC Insured)	1,000,000	1,080,510
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,112,830
Tumwater School District #33, Thurston County Series 1996 B, 0% 12/1/10 (FGIC Insured)	4,000,000	3,433,560
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,065,180
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,061,600
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	701,100
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,238,980
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4% 7/1/12	16,000,000	17,385,430
		45,856,748
Wisconsin - 1.3%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	845,000	907,099
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	335,000	362,236
Menasha Joint School District:
5.5% 3/1/17 (FSA Insured)	65,000	70,216
5.5% 3/1/17 (Pre-Refunded to 3/1/12 @ 100) (e)	1,095,000	1,187,538
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	$ 1,500,000	$ 1,616,325
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,075,980
5.75% 8/15/30	1,500,000	1,619,595
6.25% 8/15/22	600,000	669,120
Series A, 5.375% 2/15/34	1,000,000	1,060,280
		8,568,389
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $614,228,591)		638,994,162
NET OTHER ASSETS - 0.7%		4,807,732
NET ASSETS - 100%		$ 643,801,894
Legend
(a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	37.8%
Health Care	11.0%
Electric Utilities	9.2%
Transportation	8.9%
Escrowed/Pre-Refunded	7.7%
Water & Sewer	7.4%
Special Tax	6.5%
Education	5.8%
Others* (individually less than 5%)	5.7%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $614,228,591)		$ 638,994,162
Cash		5,632,835
Receivable for investments sold		682,593
Receivable for fund shares sold		911,300
Interest receivable		9,437,418
Other receivables		21,626
Total assets		655,679,934

Liabilities
Payable for investments purchased Regular delivery	$ 856,460
Delayed delivery	9,092,667
Payable for fund shares redeemed	713,398
Distributions payable	724,222
Accrued management fee	196,680
Distribution fees payable	182,418
Other affiliated payables	72,676
Other payables and accrued expenses	39,519
Total liabilities		11,878,040

Net Assets		$ 643,801,894
Net Assets consist of:
Paid in capital		$ 613,879,528
Distributions in excess of net investment income		(193,440)
Accumulated undistributed net realized gain (loss) on investments		5,350,235
Net unrealized appreciation (depreciation) on investments		24,765,571
Net Assets		$ 643,801,894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($144,183,000 ÷ 11,094,124 shares)	$ 13.00

Maximum offering price per share (100/95.25 of $13.00)	$ 13.65
Class T: Net Asset Value and redemption price per share ($310,132,270 ÷ 23,810,705 shares)	$ 13.02

Maximum offering price per share (100/96.50 of $13.02)	$ 13.49
Class B: Net Asset Value and offering price per share ($65,114,188 ÷ 5,021,595 shares)A	$ 12.97

Class C: Net Asset Value and offering price per share ($62,799,018 ÷ 4,823,765 shares)A	$ 13.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($61,573,418 ÷ 4,755,362 shares)	$ 12.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Interest		$ 30,774,702

Expenses
Management fee	$ 2,501,104
Transfer agent fees	739,624
Distribution fees	2,277,935
Accounting fees and expenses	166,353
Custodian fees and expenses	11,523
Independent trustees' compensation	2,693
Registration fees	91,608
Audit	51,335
Legal	8,416
Miscellaneous	3,676
Total expenses before reductions	5,854,267
Expense reductions	(332,117)	5,522,150
Net investment income		25,252,552
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,559,165
Futures contracts	116,664
Total net realized gain (loss)		5,675,829
Change in net unrealized appreciation (depreciation) on investment securities		4,279,338
Net gain (loss)		9,955,167
Net increase (decrease) in net assets resulting from operations		$ 35,207,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 25,252,552	$ 23,857,985
Net realized gain (loss)	5,675,829	8,968,764
Change in net unrealized appreciation (depreciation)	4,279,338	(19,180,759)
Net increase (decrease) in net assets resulting from operations	35,207,719	13,645,990
Distributions to shareholders from net investment income	(25,274,196)	(23,793,542)
Distributions to shareholders from net realized gain	(8,244,683)	(5,181,802)
Total distributions	(33,518,879)	(28,975,344)
Share transactions - net increase (decrease)	(16,629,046)	51,939,913
Total increase (decrease) in net assets	(14,940,206)	36,610,559

Net Assets
Beginning of period	658,742,100	622,131,541
End of period (including distributions in excess of net investment income of $193,440 and distributions in excess of net investment income of $158,981, respectively)	$ 643,801,894	$ 658,742,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 13.28	$ 13.00	$ 12.87	$ 12.70
Income from Investment Operations
Net investment income C	.504	.521	.533	.539	.557
Net realized and unrealized gain (loss)	.193	(.201)	.301	.137	.168
Total from investment operations	.697	.320	.834	.676	.725
Distributions from net investment income	(.505)	(.520)	(.532)	(.544)	(.555)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.667)	(.630)	(.554)	(.546)	(.555)
Net asset value, end of period	$ 13.00	$ 12.97	$ 13.28	$ 13.00	$ 12.87
Total Return A,B	5.56%	2.46%	6.56%	5.33%	5.88%
Ratios to Average Net Assets D
Expenses before reductions	.68%	.69%	.69%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.68%	.69%
Expenses net of all reductions	.63%	.67%	.69%	.68%	.67%
Net investment income	3.93%	3.96%	4.07%	4.15%	4.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,183	$ 123,844	$ 101,763	$ 87,406	$ 67,457
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 13.31	$ 13.03	$ 12.89	$ 12.72
Income from Investment Operations
Net investment income C	.493	.509	.522	.529	.546
Net realized and unrealized gain (loss)	.181	(.202)	.299	.144	.166
Total from investment operations	.674	.307	.821	.673	.712
Distributions from net investment income	(.492)	(.507)	(.519)	(.531)	(.542)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.654)	(.617)	(.541)	(.533)	(.542)
Net asset value, end of period	$ 13.02	$ 13.00	$ 13.31	$ 13.03	$ 12.89
Total Return A,B	5.36%	2.35%	6.44%	5.30%	5.76%
Ratios to Average Net Assets D
Expenses before reductions	.78%	.79%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.78%	.79%
Expenses net of all reductions	.73%	.77%	.78%	.77%	.77%
Net investment income	3.83%	3.86%	3.97%	4.06%	4.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,132	$ 318,973	$ 319,734	$ 340,542	$ 354,030
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.94	$ 13.25	$ 12.98	$ 12.85	$ 12.67
Income from Investment Operations
Net investment income C	.407	.421	.435	.443	.462
Net realized and unrealized gain (loss)	.193	(.200)	.291	.136	.178
Total from investment operations	.600	.221	.726	.579	.640
Distributions from net investment income	(.408)	(.421)	(.434)	(.447)	(.460)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.570)	(.531)	(.456)	(.449)	(.460)
Net asset value, end of period	$ 12.97	$ 12.94	$ 13.25	$ 12.98	$ 12.85
Total Return A,B	4.78%	1.70%	5.70%	4.56%	5.19%
Ratios to Average Net Assets D
Expenses before reductions	1.44%	1.45%	1.44%	1.43%	1.44%
Expenses net of fee waivers, if any	1.44%	1.45%	1.44%	1.43%	1.44%
Expenses net of all reductions	1.39%	1.42%	1.44%	1.42%	1.41%
Net investment income	3.17%	3.21%	3.32%	3.41%	3.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,114	$ 82,084	$ 97,487	$ 110,853	$ 109,986
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.30	$ 13.02	$ 12.89	$ 12.71
Income from Investment Operations
Net investment income C	.396	.410	.423	.430	.451
Net realized and unrealized gain (loss)	.192	(.202)	.300	.135	.176
Total from investment operations	.588	.208	.723	.565	.627
Distributions from net investment income	(.396)	(.408)	(.421)	(.433)	(.447)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.558)	(.518)	(.443)	(.435)	(.447)
Net asset value, end of period	$ 13.02	$ 12.99	$ 13.30	$ 13.02	$ 12.89
Total Return A,B	4.66%	1.59%	5.65%	4.44%	5.06%
Ratios to Average Net Assets D
Expenses before reductions	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.48%	1.52%	1.54%	1.52%	1.51%
Net investment income	3.08%	3.11%	3.22%	3.31%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,799	$ 63,984	$ 58,984	$ 59,423	$ 52,019
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 13.24	$ 12.96	$ 12.83	$ 12.66
Income from Investment Operations
Net investment income B	.520	.540	.551	.556	.573
Net realized and unrealized gain (loss)	.196	(.208)	.304	.139	.170
Total from investment operations	.716	.332	.855	.695	.743
Distributions from net investment income	(.524)	(.542)	(.553)	(.563)	(.573)
Distributions from net realized gain	(.162)	(.110)	(.022)	(.002)	-
Total distributions	(.686)	(.652)	(.575)	(.565)	(.573)
Net asset value, end of period	$ 12.95	$ 12.92	$ 13.24	$ 12.96	$ 12.83
Total Return A	5.73%	2.56%	6.75%	5.50%	6.05%
Ratios to Average Net Assets C
Expenses before reductions	.54%	.53%	.54%	.54%	.55%
Expenses net of fee waivers, if any	.54%	.53%	.54%	.54%	.55%
Expenses net of all reductions	.49%	.51%	.53%	.53%	.52%
Net investment income	4.07%	4.13%	4.23%	4.30%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,573	$ 69,857	$ 44,164	$ 44,960	$ 31,703
Portfolio turnover rate	26%	22%	17%	26%	20%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation and losses deferred due to wash sales and futures transactions.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,524,584
Unrealized depreciation	(175,056)
Net unrealized appreciation (depreciation)	24,349,528
Undistributed ordinary income	3,349
Undistributed long-term capital gain	4,625,537

Cost for federal income tax purposes	$ 614,644,634

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Tax-exempt Income	$ 25,274,196	$ 23,793,542
Ordinary Income	458,038	-
Long-term Capital Gains	7,786,645	5,181,802
Total	$ 33,518,879	$ 28,975,344

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $175,455,215 and $194,493,624, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 209,032	$ 3,340
Class T	0%	.25%	787,222	4,485
Class B	.65%	.25%	652,930	472,871
Class C	.75%	.25%	628,751	120,992
			$ 2,277,935	$ 601,688

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76,106
Class T	35,294
Class B*	203,620
Class C*	15,019
$ 330,039

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the Fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 148,834.11
Class T	340,485.11
Class B	84,206.12
Class C	67,732.11
Institutional Class	98,367.12
	$ 739,624

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,534 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $11,523 and $162,164, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 32,477
Class T	74,770
Class B	16,847
Class C	14,563
Institutional Class	19,773
$ 158,430

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 5,475,285	$ 4,352,247
Class T	12,053,776	12,293,343
Class B	2,316,388	2,889,040
Class C	1,936,779	1,912,870
Institutional Class	3,491,968	2,346,042
Total	$ 25,274,196	$ 23,793,542
From net realized gain
Class A	$ 1,555,692	$ 849,843
Class T	3,978,415	2,646,649
Class B	1,007,878	802,913
Class C	788,459	495,651
Institutional Class	914,239	386,746
Total	$ 8,244,683	$ 5,181,802

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	4,948,217	3,538,994	$ 63,420,086	$ 46,541,886
Reinvestment of distributions	371,154	260,181	4,767,130	3,414,353
Shares redeemed	(3,774,302)	(1,912,570)	(48,584,463)	(25,132,123)
Net increase (decrease)	1,545,069	1,886,605	$ 19,602,753	$ 24,824,116
Class T
Shares sold	3,432,677	3,536,120	$ 44,171,647	$ 46,651,169
Reinvestment of distributions	936,819	836,332	12,055,637	10,998,832
Shares redeemed	(5,102,497)	(3,856,498)	(65,624,444)	(50,817,550)
Net increase (decrease)	(733,001)	515,954	$ (9,397,160)	$ 6,832,451
Class B
Shares sold	401,486	461,635	$ 5,146,784	$ 6,060,771
Reinvestment of distributions	154,058	167,091	1,974,082	2,187,643
Shares redeemed	(1,876,847)	(1,641,543)	(24,024,161)	(21,554,810)
Net increase (decrease)	(1,321,303)	(1,012,817)	$ (16,903,295)	$ (13,306,396)

Annual Report

9. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class C
Shares sold	1,151,475	1,328,623	$ 14,821,030	$ 17,510,616
Reinvestment of distributions	139,244	114,142	1,791,102	1,500,047
Shares redeemed	(1,392,566)	(951,725)	(17,907,457)	(12,532,673)
Net increase (decrease)	(101,847)	491,040	$ (1,295,325)	$ 6,477,990
Institutional Class
Shares sold	5,188,827	2,803,468	$ 66,328,861	$ 36,736,293
Reinvestment of distributions	115,403	26,000	1,473,273	340,092
Shares redeemed	(5,953,881)	(760,791)	(76,438,153)	(9,964,633)
Net increase (decrease)	(649,651)	2,068,677	$ (8,636,019)	$ 27,111,752

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Municipal Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Municipal Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christine J. Thompson (48)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson worked as an analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Municipal Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.095

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2006, $5,495,564 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2006, 100% of the fund's income dividends was free from federal income tax, and 9.72% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Municipal Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Municipal Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Municipal Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

HIMI-UANN-1206
1.784766.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	11.32%	13.03%
Class T (incl. 3.50% sales charge)	13.66%	13.68%
Class B (incl. contingent deferred sales charge) B	12.21%	13.72%
Class C (incl. c ontingent deferred sales charge) C	16.22%	14.53%

A From December 23, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value - Class T on December 23, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

U.S. equity investors had much to feel good about during the 12-month period ending October 31, 2006. On October 3, the Dow Jones Industrial AverageSM closed above its all-time high set back in January 2000. On October 19 - the 19th anniversary of the 1987 stock market crash - the Dow made history again, recording its first close above 12,000. The Dow finished the 12-month period with a gain of 18.47%. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index also did well, returning 16.34% and 12.49%, respectively. There were a number of reasons for the equity market's impressive results, particularly the consistently strong quarterly earnings reported by U.S. corporations. The Federal Reserve Board also played a significant role. Though its inflation fighting efforts caused investors anguish at times, the Board seemed to successfully accomplish its mission of engineering a "soft landing" - where inflation doesn't get too hot and economic growth doesn't get too cold - leading to what Wall Street calls a "Goldilocks economy."

For the 12 months that ended October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 18.11%, 17.78%, 17.21% and 17.22%, respectively (excluding sales charges), while the Russell Midcap® Value Index gained 20.51%. The fund lagged the index partly due to its underexposure to strong performing real estate investment trusts (REITs). Weak stock selection in the materials sector also hurt performance, including overweighting glass container maker Owens-Illinois, having only a small position in steelmaker Nucor and not owning paper products giant Georgia-Pacific. Not investing in other strong performing index components Archer-Daniels-Midland, Kerr-McGee and Qwest Communications detracted as well. Some overweighted holdings in health care also disappointed. Specifically, Community Health Systems fell on weak business fundamentals, while corporate problems at video game producer Take-Two Interactive hampered returns. The fund's modest cash position throughout the period also hurt. On the other hand, the portfolio benefited from several out-of-index technology holdings, including disk-drive manufacturers Western Digital and Maxtor, which was acquired by Seagate Technology during the period. An overweighting in Symbol Technologies boosted relative performance when Motorola announced it would acquire the company. Out-of-index engineering and construction leader Fluor worked well, as did overweighted investments in several turnaround stories in retailing, including Ann Taylor, OfficeMax and Big Lots. Lastly, security selection in energy and an underweighting in interest-rate-sensitive utilities stocks provided additional gains relative to the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,023.60	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,022.30	$ 7.65
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,020.30	$ 10.18
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,020.30	$ 10.18
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,024.80	$ 5.10
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Baxter International, Inc.	2.0	1.8
Xerox Corp.	1.5	1.3
Tyco International Ltd.	1.3	1.2
Safeway, Inc.	1.2	1.3
Symbol Technologies, Inc.	1.2	0.8
Avon Products, Inc.	1.1	1.1
Agilent Technologies, Inc.	1.0	1.0
Flextronics International Ltd.	1.0	0.9
Ceridian Corp.	1.0	1.0
Fannie Mae	1.0	0.8
	12.3
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.4	18.7
Consumer Discretionary	18.6	15.4
Financials	14.1	12.6
Health Care	12.4	12.5
Industrials	8.1	8.9
Asset Allocation (% of fund's net assets)
As of October 31, 2006*		As of April 30, 2006**
	Stocks 96.3%		Stocks 94.1%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 5.4%
* Foreign investments	10.2%	** Foreign investments	10.0%
Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.6%
Auto Components - 0.0%
Gentex Corp.	3,900	$ 62,049
Automobiles - 0.7%
Harley-Davidson, Inc. (d)	1,200	82,356
Monaco Coach Corp.	5,500	65,670
Nissan Motor Co. Ltd.	22,702	271,935
Renault SA	4,500	526,419
		946,380
Diversified Consumer Services - 0.0%
Service Corp. International (SCI)	5,800	52,896
Hotels, Restaurants & Leisure - 4.1%
Applebee's International, Inc.	5,700	130,074
Aristocrat Leisure Ltd.	11,600	125,093
Boyd Gaming Corp.	7,400	292,078
Brinker International, Inc.	18,020	836,669
Carnival Corp. unit	22,800	1,113,096
Domino's Pizza, Inc.	9,000	244,620
Gaylord Entertainment Co. (a)	6,900	321,126
Harrah's Entertainment, Inc.	1,654	122,942
OSI Restaurant Partners, Inc. (d)	16,950	563,927
Rare Hospitality International, Inc. (a)	6,000	189,060
Royal Caribbean Cruises Ltd.	25,960	1,051,380
WMS Industries, Inc. (a)	11,000	388,630
		5,378,695
Household Durables - 3.1%
Ethan Allen Interiors, Inc.	4,800	170,976
Jarden Corp. (a)(d)	12,000	431,760
La-Z-Boy, Inc.	12,200	149,450
Leggett & Platt, Inc.	36,200	845,270
Matsushita Electric Industrial Co. Ltd.	9,000	187,200
Newell Rubbermaid, Inc.	16,890	486,094
Samson Holding Ltd.	11,000	5,375
Sealy Corp., Inc.	22,300	313,761
Sony Corp. sponsored ADR	2,900	118,842
The Stanley Works	19,300	919,645
Whirlpool Corp.	4,600	399,878
		4,028,251
Leisure Equipment & Products - 1.3%
Brunswick Corp.	20,130	634,095
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Eastman Kodak Co. (d)	40,720	$ 993,568
Polaris Industries, Inc. (d)	2,700	115,614
		1,743,277
Media - 4.0%
CBS Corp. Class B	4,312	124,789
Clear Channel Communications, Inc.	21,800	759,730
E.W. Scripps Co. Class A	9,040	447,118
Gannett Co., Inc.	16,700	987,638
Lamar Advertising Co. Class A (a)	4,500	259,560
Live Nation, Inc. (a)	6,162	131,004
Omnicom Group, Inc.	5,400	547,830
R.H. Donnelley Corp.	4,300	258,946
The New York Times Co. Class A (d)	18,600	449,562
The Reader's Digest Association, Inc. (non-vtg.)	26,410	379,776
Tribune Co.	14,700	489,951
Viacom, Inc. Class B (non-vtg.) (a)	9,412	366,315
		5,202,219
Multiline Retail - 1.5%
Big Lots, Inc. (a)	34,280	722,622
Dollar General Corp.	10,800	151,524
Family Dollar Stores, Inc.	30,900	910,005
Sears Holdings Corp. (a)	800	139,576
		1,923,727
Specialty Retail - 3.1%
AnnTaylor Stores Corp. (a)	3,500	154,070
AutoNation, Inc. (a)	6,402	128,360
AutoZone, Inc. (a)	1,700	190,400
Best Buy Co., Inc.	3,200	176,800
Gap, Inc. (d)	42,700	897,554
Hot Topic, Inc. (a)	13,000	131,430
OfficeMax, Inc.	21,100	1,003,938
PETsMART, Inc.	16,700	480,626
RadioShack Corp.	7,200	128,448
Tiffany & Co., Inc.	20,600	735,832
		4,027,458
Textiles, Apparel & Luxury Goods - 0.8%
Brown Shoe Co., Inc.	2,500	97,400
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Liz Claiborne, Inc.	22,140	$ 933,644
Warnaco Group, Inc. (a)	4,400	93,456
		1,124,500
TOTAL CONSUMER DISCRETIONARY		24,489,452
CONSUMER STAPLES - 5.5%
Beverages - 0.5%
Coca-Cola Enterprises, Inc.	7,175	143,715
Cott Corp. (a)	15,100	220,854
SABMiller PLC	17,300	334,617
		699,186
Food & Staples Retailing - 2.0%
Kroger Co.	17,400	391,326
Rite Aid Corp.	22,600	105,768
Safeway, Inc.	52,920	1,553,731
Sysco Corp.	18,000	629,640
		2,680,465
Food Products - 0.6%
Corn Products International, Inc.	10,400	376,376
McCormick & Co., Inc. (non-vtg.)	1,799	67,283
TreeHouse Foods, Inc. (a)	4,378	111,026
Tyson Foods, Inc. Class A	14,800	213,860
		768,545
Household Products - 0.6%
Colgate-Palmolive Co.	12,800	818,816
Personal Products - 1.2%
Avon Products, Inc.	45,800	1,392,778
Herbalife Ltd. (a)	1,900	69,540
Playtex Products, Inc. (a)	3,200	44,608
		1,506,926
Tobacco - 0.6%
Altria Group, Inc.	9,300	756,369
TOTAL CONSUMER STAPLES		7,230,307
ENERGY - 6.8%
Energy Equipment & Services - 5.1%
Baker Hughes, Inc.	7,100	490,255
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	13,900	$ 696,390
ENSCO International, Inc.	7,970	390,291
FMC Technologies, Inc. (a)	13,730	829,979
GlobalSantaFe Corp.	7,100	368,490
Halliburton Co.	18,800	608,180
National Oilwell Varco, Inc. (a)	15,880	959,152
Noble Corp.	5,390	377,839
Pride International, Inc. (a)	5,890	162,623
Smith International, Inc.	23,900	943,572
Transocean, Inc. (a)	6,130	444,670
Weatherford International Ltd. (a)	11,120	456,810
		6,728,251
Oil, Gas & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)	2,300	36,593
Arch Coal, Inc.	9,530	330,024
Cabot Oil & Gas Corp.	5,300	280,423
El Paso Corp.	20,300	278,110
EOG Resources, Inc.	4,800	319,344
EXCO Resources, Inc.	7,700	111,496
Foundation Coal Holdings, Inc.	10,500	385,455
Noble Energy, Inc.	4,100	199,383
Ultra Petroleum Corp. (a)	4,700	250,839
		2,191,667
TOTAL ENERGY		8,919,918
FINANCIALS - 14.0%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	1,800	92,700
Janus Capital Group, Inc. (d)	12,030	241,562
Merrill Lynch & Co., Inc.	10,400	909,168
State Street Corp.	4,800	308,304
TD Ameritrade Holding Corp.	15,652	257,788
		1,809,522
Commercial Banks - 1.2%
Boston Private Financial Holdings, Inc.	6,105	168,742
National Australia Bank Ltd.	3,482	102,510
Popular, Inc.	3,500	63,665
UCBH Holdings, Inc.	12,292	210,685
UnionBanCal Corp.	1,450	83,491
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp.	14,650	$ 813,075
Zions Bancorp	2,100	168,840
		1,611,008
Consumer Finance - 0.5%
Capital One Financial Corp.	8,700	690,171
Diversified Financial Services - 0.6%
Bank of America Corp.	6,768	364,592
FirstRand Ltd.	20,200	52,843
JPMorgan Chase & Co.	8,100	384,264
		801,699
Insurance - 3.9%
AFLAC, Inc.	15,650	702,998
AMBAC Financial Group, Inc.	9,360	781,466
Genworth Financial, Inc. Class A (non-vtg.)	6,300	210,672
Marsh & McLennan Companies, Inc.	16,120	474,573
MBIA, Inc.	13,390	830,448
MetLife, Inc.	5,160	294,791
Montpelier Re Holdings Ltd.	3,400	60,350
Prudential Financial, Inc.	5,500	423,115
Reinsurance Group of America, Inc.	2,600	146,640
Scottish Re Group Ltd.	7,070	80,810
The St. Paul Travelers Companies, Inc.	13,030	666,224
Willis Group Holdings Ltd.	12,400	471,572
		5,143,659
Real Estate Investment Trusts - 4.2%
Alexandria Real Estate Equities, Inc.	3,300	329,010
American Financial Realty Trust (SBI)	15,200	177,384
Annaly Capital Management, Inc.	7,400	97,088
Brandywine Realty Trust (SBI)	5,200	173,472
Developers Diversified Realty Corp.	7,400	450,660
Digital Realty Trust, Inc.	2,800	93,492
Duke Realty Corp.	6,890	276,013
Education Realty Trust, Inc.	7,100	109,837
Equity Office Properties Trust	8,500	361,250
Equity Residential (SBI)	9,700	529,717
General Growth Properties, Inc.	12,920	670,548
GMH Communities Trust	7,700	107,569
Kimco Realty Corp.	10,400	462,072
Pennsylvania (REIT) (SBI)	7,800	336,180
Public Storage, Inc.	3,900	349,869
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
United Dominion Realty Trust, Inc. (SBI)	15,200	$ 492,024
Vornado Realty Trust	3,920	467,460
		5,483,645
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	13,960	532,155
Fannie Mae	21,340	1,264,608
Freddie Mac	12,170	839,608
Hudson City Bancorp, Inc.	13,400	183,982
		2,820,353
TOTAL FINANCIALS		18,360,057
HEALTH CARE - 12.3%
Biotechnology - 0.7%
Cephalon, Inc. (a)(d)	8,100	568,458
MedImmune, Inc. (a)	5,800	185,832
Myogen, Inc. (a)	2,142	112,027
		866,317
Health Care Equipment & Supplies - 3.0%
Baxter International, Inc.	56,664	2,604,842
Becton, Dickinson & Co.	9,670	677,190
Boston Scientific Corp. (a)	3,700	58,867
CONMED Corp. (a)	8,996	199,621
Dade Behring Holdings, Inc.	4,338	158,033
Wright Medical Group, Inc. (a)	10,700	264,397
		3,962,950
Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	7,400	349,280
Brookdale Senior Living, Inc.	5,300	255,036
Chemed Corp.	6,400	227,136
Community Health Systems, Inc. (a)	24,510	795,350
HCA, Inc.	14,340	724,457
Health Net, Inc. (a)	12,800	531,328
Laboratory Corp. of America Holdings (a)	4,100	280,809
McKesson Corp.	18,400	921,656
Medco Health Solutions, Inc. (a)	10,700	572,450
Omnicare, Inc.	10,185	385,808
Quest Diagnostics, Inc.	19,860	987,836
Triad Hospitals, Inc. (a)	8,070	298,832
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
United Surgical Partners International, Inc. (a)	16,906	$ 419,607
UnitedHealth Group, Inc.	1,800	87,804
Universal Health Services, Inc. Class B	18,070	956,807
		7,794,196
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	16,800	721,056
Fisher Scientific International, Inc. (a)	5,720	489,746
Varian, Inc. (a)	7,960	373,244
Waters Corp. (a)	6,500	323,700
		1,907,746
Pharmaceuticals - 1.3%
Schering-Plough Corp.	51,790	1,146,631
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,900	557,193
		1,703,824
TOTAL HEALTH CARE		16,235,033
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	8,340	351,281
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (a)(d)	7,010	468,408
Southwest Airlines Co.	13,800	207,414
TAM SA (PN) sponsored ADR (ltd. vtg.)	8,000	244,400
		920,222
Building Products - 1.1%
American Standard Companies, Inc.	6,600	292,314
Goodman Global, Inc.	6,000	96,420
Masco Corp.	38,470	1,063,696
		1,452,430
Commercial Services & Supplies - 1.1%
Allied Waste Industries, Inc.	16,116	195,809
Clean Harbors, Inc. (a)	2,567	109,842
Navigant Consulting, Inc. (a)	13,200	235,092
Pike Electric Corp. (a)	5,700	105,165
Steelcase, Inc. Class A	4,180	69,263
The Brink's Co.	14,000	734,860
		1,450,031
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - 0.6%
Fluor Corp.	9,570	$ 750,575
Industrial Conglomerates - 1.3%
Tyco International Ltd.	58,050	1,708,412
Machinery - 1.5%
Albany International Corp. Class A	4,050	136,121
Briggs & Stratton Corp.	16,300	415,487
Deere & Co.	9,000	766,170
Mueller Water Products, Inc. Class A (d)	4,500	71,865
SPX Corp.	7,050	405,516
Wabash National Corp.	10,163	142,587
		1,937,746
Road & Rail - 1.4%
Canadian National Railway Co.	7,110	338,828
Con-way, Inc.	11,400	537,738
CSX Corp.	1,700	60,639
Laidlaw International, Inc.	32,825	952,253
		1,889,458
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. Trust	8,227	245,411
TOTAL INDUSTRIALS		10,705,566
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 1.1%
Alcatel SA sponsored ADR (d)	24,280	308,356
Dycom Industries, Inc. (a)	20,330	473,892
Lucent Technologies, Inc. (a)	43,700	106,191
Motorola, Inc.	14,950	344,747
Nortel Networks Corp. (a)	87,600	195,348
		1,428,534
Computers & Peripherals - 3.5%
Brocade Communications Systems, Inc. (a)	7,000	56,770
Diebold, Inc.	12,600	550,368
EMC Corp. (a)	18,700	229,075
Imation Corp.	6,174	282,584
Intermec, Inc. (a)	14,230	321,598
Komag, Inc. (a)	3,100	118,575
NCR Corp. (a)	23,900	992,328
Seagate Technology	49,860	1,125,839
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Sun Microsystems, Inc. (a)	34,900	$ 189,507
Western Digital Corp. (a)	39,050	713,834
		4,580,478
Electronic Equipment & Instruments - 5.9%
Agilent Technologies, Inc. (a)	38,600	1,374,160
Arrow Electronics, Inc. (a)	22,580	674,013
Avnet, Inc. (a)	33,020	781,914
CDW Corp.	7,700	505,659
Celestica, Inc. (sub. vtg.) (a)	82,510	809,923
Flextronics International Ltd. (a)	112,470	1,304,652
Ingram Micro, Inc. Class A (a)	18,400	379,224
Mettler-Toledo International, Inc. (a)	2,760	189,474
Solectron Corp. (a)	66,190	221,075
Symbol Technologies, Inc.	101,770	1,519,426
		7,759,520
Internet Software & Services - 0.4%
Open Text Corp. (a)	3,700	67,267
Yahoo!, Inc. (a)	15,000	395,100
		462,367
IT Services - 1.8%
Ceridian Corp. (a)	55,030	1,297,057
Hewitt Associates, Inc. Class A (a)	28,300	708,349
Satyam Computer Services Ltd. sponsored ADR	17,400	384,714
		2,390,120
Office Electronics - 1.5%
Xerox Corp. (a)	118,170	2,008,890
Semiconductors & Semiconductor Equipment - 3.7%
AMIS Holdings, Inc. (a)	16,535	158,571
Amkor Technology, Inc. (a)	8,300	57,353
Applied Materials, Inc.	40,500	704,295
ASML Holding NV (NY Shares) (a)	35,900	819,956
DSP Group, Inc. (a)	3,769	81,863
Fairchild Semiconductor International, Inc. (a)	47,390	763,453
Integrated Device Technology, Inc. (a)	12,500	198,125
Intersil Corp. Class A	12,200	286,090
Maxim Integrated Products, Inc.	12,200	366,122
MKS Instruments, Inc. (a)	13,352	289,071
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	39,700	$ 964,313
Spansion, Inc. Class A	10,628	151,555
		4,840,767
Software - 1.5%
Fair, Isaac & Co., Inc.	9,079	332,564
Hyperion Solutions Corp. (a)	8,627	322,650
Parametric Technology Corp. (a)	6,900	134,826
Quest Software, Inc. (a)	6,200	91,326
Symantec Corp. (a)	33,299	660,652
Take-Two Interactive Software, Inc. (a)	14,500	202,855
THQ, Inc. (a)	9,370	281,756
		2,026,629
TOTAL INFORMATION TECHNOLOGY		25,497,305
MATERIALS - 3.7%
Chemicals - 1.6%
Arkema sponsored ADR (a)	1,500	72,600
Ashland, Inc.	5,530	326,823
Celanese Corp. Class A	17,875	368,404
Chemtura Corp.	65,704	563,740
Cytec Industries, Inc.	13,600	753,304
Georgia Gulf Corp.	3,300	70,587
OMNOVA Solutions, Inc. (a)	5,592	24,493
		2,179,951
Containers & Packaging - 0.9%
Owens-Illinois, Inc.	68,881	1,143,425
Metals & Mining - 1.2%
Alcan, Inc.	10,550	494,962
Alcoa, Inc.	18,370	531,077
Newmont Mining Corp.	4,780	216,391
Oregon Steel Mills, Inc. (a)	3,200	174,080
Titanium Metals Corp. (a)	4,000	117,920
		1,534,430
TOTAL MATERIALS		4,857,806
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.4%
Alaska Communication Systems Group, Inc.	16,600	$ 238,874
AT&T, Inc.	21,470	735,348
BellSouth Corp.	16,910	762,641
CenturyTel, Inc.	160	6,438
Citizens Communications Co.	25,630	375,736
Iowa Telecommunication Services, Inc.	5,912	117,885
NTELOS Holding Corp.	9,500	133,285
Verizon Communications, Inc.	16,340	604,580
Windstream Corp.	10,339	141,851
		3,116,638
Wireless Telecommunication Services - 1.1%
ALLTEL Corp.	10,600	565,086
Dobson Communications Corp. Class A	35,700	277,032
MTN Group Ltd.	4,100	37,291
Philippine Long Distance Telephone Co. sponsored ADR (d)	1,900	90,459
Sprint Nextel Corp.	24,200	452,298
		1,422,166
TOTAL TELECOMMUNICATION SERVICES		4,538,804
UTILITIES - 4.3%
Electric Utilities - 2.4%
Allegheny Energy, Inc. (a)	10,000	430,300
Edison International	16,060	713,706
Entergy Corp.	6,370	546,737
Exelon Corp.	7,500	464,850
FPL Group, Inc.	9,800	499,800
PPL Corp.	15,020	518,490
		3,173,883
Gas Utilities - 0.1%
Equitable Resources, Inc.	2,601	105,393
Independent Power Producers & Energy Traders - 1.3%
AES Corp. (a)	18,630	409,674
Constellation Energy Group, Inc.	3,300	205,920
NRG Energy, Inc.	10,700	515,205
TXU Corp.	9,280	585,846
		1,716,645
Multi-Utilities - 0.5%
CMS Energy Corp. (a)	15,200	226,328
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - continued
Dominion Resources, Inc.	2,551	$ 206,605
Public Service Enterprise Group, Inc.	4,800	293,040
		725,973
TOTAL UTILITIES		5,721,894
TOTAL COMMON STOCKS (Cost $113,525,644)		126,556,142
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.1%
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	5,170	181,519
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	1,300	69,550
TOTAL PREFERRED STOCKS (Cost $260,117)		251,069
Nonconvertible Bonds - 0.1%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14	$ 10,000	9,875
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Tenet Healthcare Corp. 6.375% 12/1/11	30,000	26,925
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	20,000	20,150
TOTAL NONCONVERTIBLE BONDS (Cost $57,151)		56,950
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	4,336,991	$ 4,336,991
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	5,035,200	5,035,200
TOTAL MONEY MARKET FUNDS (Cost $9,372,191)		9,372,191
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $123,215,103)		136,236,352
NET OTHER ASSETS - (3.6)%		(4,701,702)
NET ASSETS - 100%		$ 131,534,650
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 276,882
Fidelity Securities Lending Cash Central Fund	4,620
Total	$ 281,502
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	1.9%
Cayman Islands	1.7%
Singapore	1.0%
Others (individually less than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $4,922,181) - See accompanying schedule: Unaffiliated issuers (cost $113,842,912)	$ 126,864,161
Fidelity Central Funds (cost $9,372,191)	9,372,191
Total Investments (cost $123,215,103)		$ 136,236,352
Cash		10,372
Receivable for investments sold		691,543
Receivable for fund shares sold		300,273
Dividends receivable		74,124
Interest receivable		24,502
Other receivables		1,644
Total assets		137,338,810

Liabilities
Payable for investments purchased	$ 477,064
Payable for fund shares redeemed	96,850
Accrued management fee	62,614
Distribution fees payable	55,179
Other affiliated payables	37,457
Other payables and accrued expenses	39,796
Collateral on securities loaned, at value	5,035,200
Total liabilities		5,804,160

Net Assets		$ 131,534,650
Net Assets consist of:
Paid in capital		$ 114,562,740
Undistributed net investment income		1,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,949,632
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,021,233
Net Assets		$ 131,534,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,960,046 ÷ 3,246,345 shares)	$ 14.77

Maximum offering price per share (100/94.25 of $14.77)	$ 15.67
Class T: Net Asset Value and redemption price per share ($43,716,417 ÷ 2,973,216 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($14,625,218 ÷ 1,003,572 shares)A	$ 14.57

Class C: Net Asset Value and offering price per share ($19,093,452 ÷ 1,312,105 shares)A	$ 14.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,139,517 ÷ 413,337 shares)	$ 14.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 1,222,032
Interest		4,792
Income from Fidelity Central Funds		281,502
Total income		1,508,326

Expenses
Management fee	$ 575,460
Transfer agent fees	333,835
Distribution fees	549,765
Accounting and security lending fees	42,238
Custodian fees and expenses	63,177
Independent trustees' compensation	368
Registration fees	60,067
Audit	43,518
Legal	2,313
Miscellaneous	4,795
Total expenses before reductions	1,675,536
Expense reductions	(113,600)	1,561,936
Net investment income (loss)		(53,610)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,079,457
Foreign currency transactions	(1,526)
Total net realized gain (loss)		4,077,931
Change in net unrealized appreciation (depreciation) on: Investment securities	10,142,070
Assets and liabilities in foreign currencies	127
Total change in net unrealized appreciation (depreciation)		10,142,197
Net gain (loss)		14,220,128
Net increase (decrease) in net assets resulting from operations		$ 14,166,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (53,610)	$ (122,204)
Net realized gain (loss)	4,077,931	1,215,382
Change in net unrealized appreciation (depreciation)	10,142,197	2,150,637
Net increase (decrease) in net assets resulting from operations	14,166,518	3,243,815
Distributions to shareholders from net realized gain	(1,071,267)	(25,096)
Share transactions - net increase (decrease)	56,605,448	43,755,669
Total increase (decrease) in net assets	69,700,699	46,974,388

Net Assets
Beginning of period	61,833,951	14,859,563
End of period (including undistributed net investment income of $1,045 and undistributed net investment income of $616, respectively)	$ 131,534,650	$ 61,833,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.01	(.02) H
Net realized and unrealized gain (loss)	2.25	1.64	1.12
Total from investment operations	2.28	1.65	1.10
Distributions from net realized gain	(.23)	(.03)	-
Net asset value, end of period	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.24%	1.26%	1.48% A
Net investment income (loss)	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	2.23	1.64	1.12
Total from investment operations	2.23	1.61	1.08
Distributions from net realized gain	(.20)	(.02)	-
Net asset value, end of period	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.49%	1.52%	1.73% A
Net investment income (loss)	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.22	1.64	1.11
Total from investment operations	2.15	1.55	1.03
Distributions from net realized gain	(.15)	(.01)	-
Net asset value, end of period	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.04%	2.25% A
Expenses net of all reductions	1.99%	2.02%	2.23% A
Net investment income (loss)	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.22	1.63	1.11
Total from investment operations	2.15	1.54	1.03
Distributions from net realized gain	(.17)	-	-
Net asset value, end of period	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.03%	2.25% A
Expenses net of all reductions	1.99%	2.02%	2.23% A
Net investment income (loss)	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.03	.01 G
Net realized and unrealized gain (loss)	2.25	1.66	1.12
Total from investment operations	2.32	1.69	1.13
Distributions from net realized gain	(.26)	(.03)	-
Net asset value, end of period	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	1.00%	1.05%	1.25% A
Expenses net of all reductions	.99%	1.03%	1.23% A
Net investment income (loss)	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,738,180
Unrealized depreciation	(3,802,809)
Net unrealized appreciation (depreciation)	12,935,371
Undistributed ordinary income	508,193
Undistributed long-term capital gain	3,026,686

Cost for federal income tax purposes	$ 123,300,981

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 581,680	$ 25,096
Long-term Capital Gains	489,587	-
Total	$ 1,071,267	$ 25,096

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,605,896 and $33,450,397, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 82,059	$ 4,003
Class T	.25%	.25%	180,732	1,663
Class B	.75%	.25%	140,084	105,487
Class C	.75%	.25%	146,890	79,523
			$ 549,765	$ 190,676

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,986
Class T	15,725
Class B*	18,320
Class C*	6,245
$ 119,276

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 108,909.33
Class T	113,442.31
Class B	49,378.35
Class C	52,853.36
Institutional Class	9,253.23
	$ 333,835

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,227 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $261 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,620.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 32,188
Class T	1.50%	33,929
Class B	2.00%	20,909
Class C	2.00%	20,061
		$ 107,087

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,017 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $496.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were

Annual Report

8. Other - continued

employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net realized gain
Class A	$ 340,660	$ 7,329
Class T	397,148	13,268
Class B	153,858	2,417
Class C	136,860	-
Institutional Class	42,741	2,082
Total	$ 1,071,267	$ 25,096

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	2,644,989	1,099,808	$ 36,973,471	$ 13,754,468
Reinvestment of distributions	23,516	587	315,822	6,977
Shares redeemed	(652,599)	(99,027)	(9,059,106)	(1,247,789)
Net increase (decrease)	2,015,906	1,001,368	$ 28,230,187	$ 12,513,656

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class T
Shares sold	1,852,588	1,615,669	$ 25,728,181	$ 19,869,085
Reinvestment of distributions	28,119	1,099	376,797	13,031
Shares redeemed	(717,416)	(310,571)	(9,990,794)	(3,851,578)
Net increase (decrease)	1,163,291	1,306,197	$ 16,114,184	$ 16,030,538
Class B
Shares sold	400,725	811,087	$ 5,502,291	$ 9,886,594
Reinvestment of distributions	10,801	191	144,088	2,259
Shares redeemed	(369,052)	(164,955)	(5,083,680)	(2,048,294)
Net increase (decrease)	42,474	646,323	$ 562,699	$ 7,840,559
Class C
Shares sold	835,526	602,286	$ 11,528,790	$ 7,493,123
Reinvestment of distributions	9,282	-	123,634	-
Shares redeemed	(249,048)	(100,922)	(3,434,887)	(1,241,651)
Net increase (decrease)	595,760	501,364	$ 8,217,537	$ 6,251,472
Institutional Class
Shares sold	331,617	95,741	$ 4,687,887	$ 1,219,221
Reinvestment of distributions	2,506	173	33,787	2,058
Shares redeemed	(88,770)	(7,981)	(1,240,833)	(101,835)
Net increase (decrease)	245,353	87,933	$ 3,480,841	$ 1,119,444

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Richard B. Fentin (51)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fentin worked as a research analyst, portfolio assistant and manager. Mr. Fentin also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Value. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.00	$.426
Class T	12/04/06	12/01/06	$.00	$.39
Class B	12/04/06	12/01/06	$.00	$.33
Class C	12/04/06	12/01/06	$.00	$.334

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $3,040,748, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 44%; Class B designates 100%; Class C designates 78%; and Class T designates 54% of the dividends distributed in December 2005, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 50%; Class B designates 100%; Class C designates 89%; and Class T designates 62% of the dividends distributed in December 2005, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAV-UANN-1206
1.809012.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Value

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Institutional Class	18.32%	15.68%

A From December 23, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

U.S. equity investors had much to feel good about during the 12-month period ending October 31, 2006. On October 3, the Dow Jones Industrial AverageSM closed above its all-time high set back in January 2000. On October 19 - the 19th anniversary of the 1987 stock market crash - the Dow made history again, recording its first close above 12,000. The Dow finished the 12-month period with a gain of 18.47%. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index also did well, returning 16.34% and 12.49%, respectively. There were a number of reasons for the equity market's impressive results, particularly the consistently strong quarterly earnings reported by U.S. corporations. The Federal Reserve Board also played a significant role. Though its inflation fighting efforts caused investors anguish at times, the Board seemed to successfully accomplish its mission of engineering a "soft landing" - where inflation doesn't get too hot and economic growth doesn't get too cold - leading to what Wall Street calls a "Goldilocks economy."

For the 12 months that ended October 31, 2006, the fund's Institutional Class shares returned 18.32%, while the Russell Midcap® Value Index gained 20.51%. The fund lagged the index partly due to its underexposure to strong performing real estate investment trusts (REITs). Weak stock selection in the materials sector also hurt performance, including overweighting glass container maker Owens-Illinois, having only a small position in steelmaker Nucor and not owning paper products giant Georgia-Pacific. Not investing in other strong performing index components Archer-Daniels-Midland, Kerr-McGee and Qwest Communications detracted as well. Some overweighted holdings in health care also disappointed. Specifically, Community Health Systems fell on weak business fundamentals, while corporate problems at video game producer Take-Two Interactive hampered returns. The fund's modest cash position throughout the period also hurt. On the other hand, the portfolio benefited from several out-of-index technology holdings, including disk-drive manufacturers Western Digital and Maxtor, which was acquired by Seagate Technology during the period. An overweighting in Symbol Technologies boosted relative performance when Motorola announced it would acquire the company. Out-of-index engineering and construction leader Fluor worked well, as did overweighted investments in several turnaround stories in retailing, including Ann Taylor, OfficeMax and Big Lots. Lastly, security selection in energy and an underweighting in interest-rate-sensitive utilities stocks provided additional gains relative to the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,023.60	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,022.30	$ 7.65
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,020.30	$ 10.18
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,020.30	$ 10.18
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,024.80	$ 5.10
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Baxter International, Inc.	2.0	1.8
Xerox Corp.	1.5	1.3
Tyco International Ltd.	1.3	1.2
Safeway, Inc.	1.2	1.3
Symbol Technologies, Inc.	1.2	0.8
Avon Products, Inc.	1.1	1.1
Agilent Technologies, Inc.	1.0	1.0
Flextronics International Ltd.	1.0	0.9
Ceridian Corp.	1.0	1.0
Fannie Mae	1.0	0.8
	12.3
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.4	18.7
Consumer Discretionary	18.6	15.4
Financials	14.1	12.6
Health Care	12.4	12.5
Industrials	8.1	8.9
Asset Allocation (% of fund's net assets)
As of October 31, 2006*		As of April 30, 2006**
	Stocks 96.3%		Stocks 94.1%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 5.4%
* Foreign investments	10.2%	** Foreign investments	10.0%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.6%
Auto Components - 0.0%
Gentex Corp.	3,900	$ 62,049
Automobiles - 0.7%
Harley-Davidson, Inc. (d)	1,200	82,356
Monaco Coach Corp.	5,500	65,670
Nissan Motor Co. Ltd.	22,702	271,935
Renault SA	4,500	526,419
		946,380
Diversified Consumer Services - 0.0%
Service Corp. International (SCI)	5,800	52,896
Hotels, Restaurants & Leisure - 4.1%
Applebee's International, Inc.	5,700	130,074
Aristocrat Leisure Ltd.	11,600	125,093
Boyd Gaming Corp.	7,400	292,078
Brinker International, Inc.	18,020	836,669
Carnival Corp. unit	22,800	1,113,096
Domino's Pizza, Inc.	9,000	244,620
Gaylord Entertainment Co. (a)	6,900	321,126
Harrah's Entertainment, Inc.	1,654	122,942
OSI Restaurant Partners, Inc. (d)	16,950	563,927
Rare Hospitality International, Inc. (a)	6,000	189,060
Royal Caribbean Cruises Ltd.	25,960	1,051,380
WMS Industries, Inc. (a)	11,000	388,630
		5,378,695
Household Durables - 3.1%
Ethan Allen Interiors, Inc.	4,800	170,976
Jarden Corp. (a)(d)	12,000	431,760
La-Z-Boy, Inc.	12,200	149,450
Leggett & Platt, Inc.	36,200	845,270
Matsushita Electric Industrial Co. Ltd.	9,000	187,200
Newell Rubbermaid, Inc.	16,890	486,094
Samson Holding Ltd.	11,000	5,375
Sealy Corp., Inc.	22,300	313,761
Sony Corp. sponsored ADR	2,900	118,842
The Stanley Works	19,300	919,645
Whirlpool Corp.	4,600	399,878
		4,028,251
Leisure Equipment & Products - 1.3%
Brunswick Corp.	20,130	634,095
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Eastman Kodak Co. (d)	40,720	$ 993,568
Polaris Industries, Inc. (d)	2,700	115,614
		1,743,277
Media - 4.0%
CBS Corp. Class B	4,312	124,789
Clear Channel Communications, Inc.	21,800	759,730
E.W. Scripps Co. Class A	9,040	447,118
Gannett Co., Inc.	16,700	987,638
Lamar Advertising Co. Class A (a)	4,500	259,560
Live Nation, Inc. (a)	6,162	131,004
Omnicom Group, Inc.	5,400	547,830
R.H. Donnelley Corp.	4,300	258,946
The New York Times Co. Class A (d)	18,600	449,562
The Reader's Digest Association, Inc. (non-vtg.)	26,410	379,776
Tribune Co.	14,700	489,951
Viacom, Inc. Class B (non-vtg.) (a)	9,412	366,315
		5,202,219
Multiline Retail - 1.5%
Big Lots, Inc. (a)	34,280	722,622
Dollar General Corp.	10,800	151,524
Family Dollar Stores, Inc.	30,900	910,005
Sears Holdings Corp. (a)	800	139,576
		1,923,727
Specialty Retail - 3.1%
AnnTaylor Stores Corp. (a)	3,500	154,070
AutoNation, Inc. (a)	6,402	128,360
AutoZone, Inc. (a)	1,700	190,400
Best Buy Co., Inc.	3,200	176,800
Gap, Inc. (d)	42,700	897,554
Hot Topic, Inc. (a)	13,000	131,430
OfficeMax, Inc.	21,100	1,003,938
PETsMART, Inc.	16,700	480,626
RadioShack Corp.	7,200	128,448
Tiffany & Co., Inc.	20,600	735,832
		4,027,458
Textiles, Apparel & Luxury Goods - 0.8%
Brown Shoe Co., Inc.	2,500	97,400
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Liz Claiborne, Inc.	22,140	$ 933,644
Warnaco Group, Inc. (a)	4,400	93,456
		1,124,500
TOTAL CONSUMER DISCRETIONARY		24,489,452
CONSUMER STAPLES - 5.5%
Beverages - 0.5%
Coca-Cola Enterprises, Inc.	7,175	143,715
Cott Corp. (a)	15,100	220,854
SABMiller PLC	17,300	334,617
		699,186
Food & Staples Retailing - 2.0%
Kroger Co.	17,400	391,326
Rite Aid Corp.	22,600	105,768
Safeway, Inc.	52,920	1,553,731
Sysco Corp.	18,000	629,640
		2,680,465
Food Products - 0.6%
Corn Products International, Inc.	10,400	376,376
McCormick & Co., Inc. (non-vtg.)	1,799	67,283
TreeHouse Foods, Inc. (a)	4,378	111,026
Tyson Foods, Inc. Class A	14,800	213,860
		768,545
Household Products - 0.6%
Colgate-Palmolive Co.	12,800	818,816
Personal Products - 1.2%
Avon Products, Inc.	45,800	1,392,778
Herbalife Ltd. (a)	1,900	69,540
Playtex Products, Inc. (a)	3,200	44,608
		1,506,926
Tobacco - 0.6%
Altria Group, Inc.	9,300	756,369
TOTAL CONSUMER STAPLES		7,230,307
ENERGY - 6.8%
Energy Equipment & Services - 5.1%
Baker Hughes, Inc.	7,100	490,255
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	13,900	$ 696,390
ENSCO International, Inc.	7,970	390,291
FMC Technologies, Inc. (a)	13,730	829,979
GlobalSantaFe Corp.	7,100	368,490
Halliburton Co.	18,800	608,180
National Oilwell Varco, Inc. (a)	15,880	959,152
Noble Corp.	5,390	377,839
Pride International, Inc. (a)	5,890	162,623
Smith International, Inc.	23,900	943,572
Transocean, Inc. (a)	6,130	444,670
Weatherford International Ltd. (a)	11,120	456,810
		6,728,251
Oil, Gas & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)	2,300	36,593
Arch Coal, Inc.	9,530	330,024
Cabot Oil & Gas Corp.	5,300	280,423
El Paso Corp.	20,300	278,110
EOG Resources, Inc.	4,800	319,344
EXCO Resources, Inc.	7,700	111,496
Foundation Coal Holdings, Inc.	10,500	385,455
Noble Energy, Inc.	4,100	199,383
Ultra Petroleum Corp. (a)	4,700	250,839
		2,191,667
TOTAL ENERGY		8,919,918
FINANCIALS - 14.0%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	1,800	92,700
Janus Capital Group, Inc. (d)	12,030	241,562
Merrill Lynch & Co., Inc.	10,400	909,168
State Street Corp.	4,800	308,304
TD Ameritrade Holding Corp.	15,652	257,788
		1,809,522
Commercial Banks - 1.2%
Boston Private Financial Holdings, Inc.	6,105	168,742
National Australia Bank Ltd.	3,482	102,510
Popular, Inc.	3,500	63,665
UCBH Holdings, Inc.	12,292	210,685
UnionBanCal Corp.	1,450	83,491
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp.	14,650	$ 813,075
Zions Bancorp	2,100	168,840
		1,611,008
Consumer Finance - 0.5%
Capital One Financial Corp.	8,700	690,171
Diversified Financial Services - 0.6%
Bank of America Corp.	6,768	364,592
FirstRand Ltd.	20,200	52,843
JPMorgan Chase & Co.	8,100	384,264
		801,699
Insurance - 3.9%
AFLAC, Inc.	15,650	702,998
AMBAC Financial Group, Inc.	9,360	781,466
Genworth Financial, Inc. Class A (non-vtg.)	6,300	210,672
Marsh & McLennan Companies, Inc.	16,120	474,573
MBIA, Inc.	13,390	830,448
MetLife, Inc.	5,160	294,791
Montpelier Re Holdings Ltd.	3,400	60,350
Prudential Financial, Inc.	5,500	423,115
Reinsurance Group of America, Inc.	2,600	146,640
Scottish Re Group Ltd.	7,070	80,810
The St. Paul Travelers Companies, Inc.	13,030	666,224
Willis Group Holdings Ltd.	12,400	471,572
		5,143,659
Real Estate Investment Trusts - 4.2%
Alexandria Real Estate Equities, Inc.	3,300	329,010
American Financial Realty Trust (SBI)	15,200	177,384
Annaly Capital Management, Inc.	7,400	97,088
Brandywine Realty Trust (SBI)	5,200	173,472
Developers Diversified Realty Corp.	7,400	450,660
Digital Realty Trust, Inc.	2,800	93,492
Duke Realty Corp.	6,890	276,013
Education Realty Trust, Inc.	7,100	109,837
Equity Office Properties Trust	8,500	361,250
Equity Residential (SBI)	9,700	529,717
General Growth Properties, Inc.	12,920	670,548
GMH Communities Trust	7,700	107,569
Kimco Realty Corp.	10,400	462,072
Pennsylvania (REIT) (SBI)	7,800	336,180
Public Storage, Inc.	3,900	349,869
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
United Dominion Realty Trust, Inc. (SBI)	15,200	$ 492,024
Vornado Realty Trust	3,920	467,460
		5,483,645
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	13,960	532,155
Fannie Mae	21,340	1,264,608
Freddie Mac	12,170	839,608
Hudson City Bancorp, Inc.	13,400	183,982
		2,820,353
TOTAL FINANCIALS		18,360,057
HEALTH CARE - 12.3%
Biotechnology - 0.7%
Cephalon, Inc. (a)(d)	8,100	568,458
MedImmune, Inc. (a)	5,800	185,832
Myogen, Inc. (a)	2,142	112,027
		866,317
Health Care Equipment & Supplies - 3.0%
Baxter International, Inc.	56,664	2,604,842
Becton, Dickinson & Co.	9,670	677,190
Boston Scientific Corp. (a)	3,700	58,867
CONMED Corp. (a)	8,996	199,621
Dade Behring Holdings, Inc.	4,338	158,033
Wright Medical Group, Inc. (a)	10,700	264,397
		3,962,950
Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	7,400	349,280
Brookdale Senior Living, Inc.	5,300	255,036
Chemed Corp.	6,400	227,136
Community Health Systems, Inc. (a)	24,510	795,350
HCA, Inc.	14,340	724,457
Health Net, Inc. (a)	12,800	531,328
Laboratory Corp. of America Holdings (a)	4,100	280,809
McKesson Corp.	18,400	921,656
Medco Health Solutions, Inc. (a)	10,700	572,450
Omnicare, Inc.	10,185	385,808
Quest Diagnostics, Inc.	19,860	987,836
Triad Hospitals, Inc. (a)	8,070	298,832
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
United Surgical Partners International, Inc. (a)	16,906	$ 419,607
UnitedHealth Group, Inc.	1,800	87,804
Universal Health Services, Inc. Class B	18,070	956,807
		7,794,196
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	16,800	721,056
Fisher Scientific International, Inc. (a)	5,720	489,746
Varian, Inc. (a)	7,960	373,244
Waters Corp. (a)	6,500	323,700
		1,907,746
Pharmaceuticals - 1.3%
Schering-Plough Corp.	51,790	1,146,631
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,900	557,193
		1,703,824
TOTAL HEALTH CARE		16,235,033
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	8,340	351,281
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (a)(d)	7,010	468,408
Southwest Airlines Co.	13,800	207,414
TAM SA (PN) sponsored ADR (ltd. vtg.)	8,000	244,400
		920,222
Building Products - 1.1%
American Standard Companies, Inc.	6,600	292,314
Goodman Global, Inc.	6,000	96,420
Masco Corp.	38,470	1,063,696
		1,452,430
Commercial Services & Supplies - 1.1%
Allied Waste Industries, Inc.	16,116	195,809
Clean Harbors, Inc. (a)	2,567	109,842
Navigant Consulting, Inc. (a)	13,200	235,092
Pike Electric Corp. (a)	5,700	105,165
Steelcase, Inc. Class A	4,180	69,263
The Brink's Co.	14,000	734,860
		1,450,031
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - 0.6%
Fluor Corp.	9,570	$ 750,575
Industrial Conglomerates - 1.3%
Tyco International Ltd.	58,050	1,708,412
Machinery - 1.5%
Albany International Corp. Class A	4,050	136,121
Briggs & Stratton Corp.	16,300	415,487
Deere & Co.	9,000	766,170
Mueller Water Products, Inc. Class A (d)	4,500	71,865
SPX Corp.	7,050	405,516
Wabash National Corp.	10,163	142,587
		1,937,746
Road & Rail - 1.4%
Canadian National Railway Co.	7,110	338,828
Con-way, Inc.	11,400	537,738
CSX Corp.	1,700	60,639
Laidlaw International, Inc.	32,825	952,253
		1,889,458
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. Trust	8,227	245,411
TOTAL INDUSTRIALS		10,705,566
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 1.1%
Alcatel SA sponsored ADR (d)	24,280	308,356
Dycom Industries, Inc. (a)	20,330	473,892
Lucent Technologies, Inc. (a)	43,700	106,191
Motorola, Inc.	14,950	344,747
Nortel Networks Corp. (a)	87,600	195,348
		1,428,534
Computers & Peripherals - 3.5%
Brocade Communications Systems, Inc. (a)	7,000	56,770
Diebold, Inc.	12,600	550,368
EMC Corp. (a)	18,700	229,075
Imation Corp.	6,174	282,584
Intermec, Inc. (a)	14,230	321,598
Komag, Inc. (a)	3,100	118,575
NCR Corp. (a)	23,900	992,328
Seagate Technology	49,860	1,125,839
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Sun Microsystems, Inc. (a)	34,900	$ 189,507
Western Digital Corp. (a)	39,050	713,834
		4,580,478
Electronic Equipment & Instruments - 5.9%
Agilent Technologies, Inc. (a)	38,600	1,374,160
Arrow Electronics, Inc. (a)	22,580	674,013
Avnet, Inc. (a)	33,020	781,914
CDW Corp.	7,700	505,659
Celestica, Inc. (sub. vtg.) (a)	82,510	809,923
Flextronics International Ltd. (a)	112,470	1,304,652
Ingram Micro, Inc. Class A (a)	18,400	379,224
Mettler-Toledo International, Inc. (a)	2,760	189,474
Solectron Corp. (a)	66,190	221,075
Symbol Technologies, Inc.	101,770	1,519,426
		7,759,520
Internet Software & Services - 0.4%
Open Text Corp. (a)	3,700	67,267
Yahoo!, Inc. (a)	15,000	395,100
		462,367
IT Services - 1.8%
Ceridian Corp. (a)	55,030	1,297,057
Hewitt Associates, Inc. Class A (a)	28,300	708,349
Satyam Computer Services Ltd. sponsored ADR	17,400	384,714
		2,390,120
Office Electronics - 1.5%
Xerox Corp. (a)	118,170	2,008,890
Semiconductors & Semiconductor Equipment - 3.7%
AMIS Holdings, Inc. (a)	16,535	158,571
Amkor Technology, Inc. (a)	8,300	57,353
Applied Materials, Inc.	40,500	704,295
ASML Holding NV (NY Shares) (a)	35,900	819,956
DSP Group, Inc. (a)	3,769	81,863
Fairchild Semiconductor International, Inc. (a)	47,390	763,453
Integrated Device Technology, Inc. (a)	12,500	198,125
Intersil Corp. Class A	12,200	286,090
Maxim Integrated Products, Inc.	12,200	366,122
MKS Instruments, Inc. (a)	13,352	289,071
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	39,700	$ 964,313
Spansion, Inc. Class A	10,628	151,555
		4,840,767
Software - 1.5%
Fair, Isaac & Co., Inc.	9,079	332,564
Hyperion Solutions Corp. (a)	8,627	322,650
Parametric Technology Corp. (a)	6,900	134,826
Quest Software, Inc. (a)	6,200	91,326
Symantec Corp. (a)	33,299	660,652
Take-Two Interactive Software, Inc. (a)	14,500	202,855
THQ, Inc. (a)	9,370	281,756
		2,026,629
TOTAL INFORMATION TECHNOLOGY		25,497,305
MATERIALS - 3.7%
Chemicals - 1.6%
Arkema sponsored ADR (a)	1,500	72,600
Ashland, Inc.	5,530	326,823
Celanese Corp. Class A	17,875	368,404
Chemtura Corp.	65,704	563,740
Cytec Industries, Inc.	13,600	753,304
Georgia Gulf Corp.	3,300	70,587
OMNOVA Solutions, Inc. (a)	5,592	24,493
		2,179,951
Containers & Packaging - 0.9%
Owens-Illinois, Inc.	68,881	1,143,425
Metals & Mining - 1.2%
Alcan, Inc.	10,550	494,962
Alcoa, Inc.	18,370	531,077
Newmont Mining Corp.	4,780	216,391
Oregon Steel Mills, Inc. (a)	3,200	174,080
Titanium Metals Corp. (a)	4,000	117,920
		1,534,430
TOTAL MATERIALS		4,857,806
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.4%
Alaska Communication Systems Group, Inc.	16,600	$ 238,874
AT&T, Inc.	21,470	735,348
BellSouth Corp.	16,910	762,641
CenturyTel, Inc.	160	6,438
Citizens Communications Co.	25,630	375,736
Iowa Telecommunication Services, Inc.	5,912	117,885
NTELOS Holding Corp.	9,500	133,285
Verizon Communications, Inc.	16,340	604,580
Windstream Corp.	10,339	141,851
		3,116,638
Wireless Telecommunication Services - 1.1%
ALLTEL Corp.	10,600	565,086
Dobson Communications Corp. Class A	35,700	277,032
MTN Group Ltd.	4,100	37,291
Philippine Long Distance Telephone Co. sponsored ADR (d)	1,900	90,459
Sprint Nextel Corp.	24,200	452,298
		1,422,166
TOTAL TELECOMMUNICATION SERVICES		4,538,804
UTILITIES - 4.3%
Electric Utilities - 2.4%
Allegheny Energy, Inc. (a)	10,000	430,300
Edison International	16,060	713,706
Entergy Corp.	6,370	546,737
Exelon Corp.	7,500	464,850
FPL Group, Inc.	9,800	499,800
PPL Corp.	15,020	518,490
		3,173,883
Gas Utilities - 0.1%
Equitable Resources, Inc.	2,601	105,393
Independent Power Producers & Energy Traders - 1.3%
AES Corp. (a)	18,630	409,674
Constellation Energy Group, Inc.	3,300	205,920
NRG Energy, Inc.	10,700	515,205
TXU Corp.	9,280	585,846
		1,716,645
Multi-Utilities - 0.5%
CMS Energy Corp. (a)	15,200	226,328
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - continued
Dominion Resources, Inc.	2,551	$ 206,605
Public Service Enterprise Group, Inc.	4,800	293,040
		725,973
TOTAL UTILITIES		5,721,894
TOTAL COMMON STOCKS (Cost $113,525,644)		126,556,142
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.1%
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	5,170	181,519
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	1,300	69,550
TOTAL PREFERRED STOCKS (Cost $260,117)		251,069
Nonconvertible Bonds - 0.1%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14	$ 10,000	9,875
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Tenet Healthcare Corp. 6.375% 12/1/11	30,000	26,925
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	20,000	20,150
TOTAL NONCONVERTIBLE BONDS (Cost $57,151)		56,950
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	4,336,991	$ 4,336,991
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	5,035,200	5,035,200
TOTAL MONEY MARKET FUNDS (Cost $9,372,191)		9,372,191
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $123,215,103)		136,236,352
NET OTHER ASSETS - (3.6)%		(4,701,702)
NET ASSETS - 100%		$ 131,534,650
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 276,882
Fidelity Securities Lending Cash Central Fund	4,620
Total	$ 281,502
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	1.9%
Cayman Islands	1.7%
Singapore	1.0%
Others (individually less than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $4,922,181) - See accompanying schedule: Unaffiliated issuers (cost $113,842,912)	$ 126,864,161
Fidelity Central Funds (cost $9,372,191)	9,372,191
Total Investments (cost $123,215,103)		$ 136,236,352
Cash		10,372
Receivable for investments sold		691,543
Receivable for fund shares sold		300,273
Dividends receivable		74,124
Interest receivable		24,502
Other receivables		1,644
Total assets		137,338,810

Liabilities
Payable for investments purchased	$ 477,064
Payable for fund shares redeemed	96,850
Accrued management fee	62,614
Distribution fees payable	55,179
Other affiliated payables	37,457
Other payables and accrued expenses	39,796
Collateral on securities loaned, at value	5,035,200
Total liabilities		5,804,160

Net Assets		$ 131,534,650
Net Assets consist of:
Paid in capital		$ 114,562,740
Undistributed net investment income		1,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,949,632
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,021,233
Net Assets		$ 131,534,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,960,046 ÷ 3,246,345 shares)	$ 14.77

Maximum offering price per share (100/94.25 of $14.77)	$ 15.67
Class T: Net Asset Value and redemption price per share ($43,716,417 ÷ 2,973,216 shares)	$ 14.70

Maximum offering price per share (100/96.50 of $14.70)	$ 15.23
Class B: Net Asset Value and offering price per share ($14,625,218 ÷ 1,003,572 shares)A	$ 14.57

Class C: Net Asset Value and offering price per share ($19,093,452 ÷ 1,312,105 shares)A	$ 14.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,139,517 ÷ 413,337 shares)	$ 14.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 1,222,032
Interest		4,792
Income from Fidelity Central Funds		281,502
Total income		1,508,326

Expenses
Management fee	$ 575,460
Transfer agent fees	333,835
Distribution fees	549,765
Accounting and security lending fees	42,238
Custodian fees and expenses	63,177
Independent trustees' compensation	368
Registration fees	60,067
Audit	43,518
Legal	2,313
Miscellaneous	4,795
Total expenses before reductions	1,675,536
Expense reductions	(113,600)	1,561,936
Net investment income (loss)		(53,610)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,079,457
Foreign currency transactions	(1,526)
Total net realized gain (loss)		4,077,931
Change in net unrealized appreciation (depreciation) on: Investment securities	10,142,070
Assets and liabilities in foreign currencies	127
Total change in net unrealized appreciation (depreciation)		10,142,197
Net gain (loss)		14,220,128
Net increase (decrease) in net assets resulting from operations		$ 14,166,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (53,610)	$ (122,204)
Net realized gain (loss)	4,077,931	1,215,382
Change in net unrealized appreciation (depreciation)	10,142,197	2,150,637
Net increase (decrease) in net assets resulting from operations	14,166,518	3,243,815
Distributions to shareholders from net realized gain	(1,071,267)	(25,096)
Share transactions - net increase (decrease)	56,605,448	43,755,669
Total increase (decrease) in net assets	69,700,699	46,974,388

Net Assets
Beginning of period	61,833,951	14,859,563
End of period (including undistributed net investment income of $1,045 and undistributed net investment income of $616, respectively)	$ 131,534,650	$ 61,833,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.01	(.02) H
Net realized and unrealized gain (loss)	2.25	1.64	1.12
Total from investment operations	2.28	1.65	1.10
Distributions from net realized gain	(.23)	(.03)	-
Net asset value, end of period	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.24%	1.26%	1.48% A
Net investment income (loss)	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	2.23	1.64	1.12
Total from investment operations	2.23	1.61	1.08
Distributions from net realized gain	(.20)	(.02)	-
Net asset value, end of period	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.49%	1.52%	1.73% A
Net investment income (loss)	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.22	1.64	1.11
Total from investment operations	2.15	1.55	1.03
Distributions from net realized gain	(.15)	(.01)	-
Net asset value, end of period	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.04%	2.25% A
Expenses net of all reductions	1.99%	2.02%	2.23% A
Net investment income (loss)	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.22	1.63	1.11
Total from investment operations	2.15	1.54	1.03
Distributions from net realized gain	(.17)	-	-
Net asset value, end of period	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.03%	2.25% A
Expenses net of all reductions	1.99%	2.02%	2.23% A
Net investment income (loss)	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.03	.01 G
Net realized and unrealized gain (loss)	2.25	1.66	1.12
Total from investment operations	2.32	1.69	1.13
Distributions from net realized gain	(.26)	(.03)	-
Net asset value, end of period	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	1.00%	1.05%	1.25% A
Expenses net of all reductions	.99%	1.03%	1.23% A
Net investment income (loss)	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,738,180
Unrealized depreciation	(3,802,809)
Net unrealized appreciation (depreciation)	12,935,371
Undistributed ordinary income	508,193
Undistributed long-term capital gain	3,026,686

Cost for federal income tax purposes	$ 123,300,981

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 581,680	$ 25,096
Long-term Capital Gains	489,587	-
Total	$ 1,071,267	$ 25,096

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,605,896 and $33,450,397, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 82,059	$ 4,003
Class T	.25%	.25%	180,732	1,663
Class B	.75%	.25%	140,084	105,487
Class C	.75%	.25%	146,890	79,523
			$ 549,765	$ 190,676

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,986
Class T	15,725
Class B*	18,320
Class C*	6,245
$ 119,276

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 108,909.33
Class T	113,442.31
Class B	49,378.35
Class C	52,853.36
Institutional Class	9,253.23
	$ 333,835

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,227 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $261 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,620.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 32,188
Class T	1.50%	33,929
Class B	2.00%	20,909
Class C	2.00%	20,061
		$ 107,087

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,017 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $496.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were

Annual Report

8. Other - continued

employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net realized gain
Class A	$ 340,660	$ 7,329
Class T	397,148	13,268
Class B	153,858	2,417
Class C	136,860	-
Institutional Class	42,741	2,082
Total	$ 1,071,267	$ 25,096

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	2,644,989	1,099,808	$ 36,973,471	$ 13,754,468
Reinvestment of distributions	23,516	587	315,822	6,977
Shares redeemed	(652,599)	(99,027)	(9,059,106)	(1,247,789)
Net increase (decrease)	2,015,906	1,001,368	$ 28,230,187	$ 12,513,656

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class T
Shares sold	1,852,588	1,615,669	$ 25,728,181	$ 19,869,085
Reinvestment of distributions	28,119	1,099	376,797	13,031
Shares redeemed	(717,416)	(310,571)	(9,990,794)	(3,851,578)
Net increase (decrease)	1,163,291	1,306,197	$ 16,114,184	$ 16,030,538
Class B
Shares sold	400,725	811,087	$ 5,502,291	$ 9,886,594
Reinvestment of distributions	10,801	191	144,088	2,259
Shares redeemed	(369,052)	(164,955)	(5,083,680)	(2,048,294)
Net increase (decrease)	42,474	646,323	$ 562,699	$ 7,840,559
Class C
Shares sold	835,526	602,286	$ 11,528,790	$ 7,493,123
Reinvestment of distributions	9,282	-	123,634	-
Shares redeemed	(249,048)	(100,922)	(3,434,887)	(1,241,651)
Net increase (decrease)	595,760	501,364	$ 8,217,537	$ 6,251,472
Institutional Class
Shares sold	331,617	95,741	$ 4,687,887	$ 1,219,221
Reinvestment of distributions	2,506	173	33,787	2,058
Shares redeemed	(88,770)	(7,981)	(1,240,833)	(101,835)
Net increase (decrease)	245,353	87,933	$ 3,480,841	$ 1,119,444

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Richard B. Fentin (51)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fentin worked as a research analyst, portfolio assistant and manager. Mr. Fentin also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Value. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Fund voted to pay on December 4, 2006, to shareholders of record at the opening of business on December 1, 2006, a distribution of $.461 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $3,040,748, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 37% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 62% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAVI-UANN-1206
1.809013.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity

Floating Rate High Income

Fund

(A Class of Fidelity® Advisor

Floating Rate High Income Fund)

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Floating Rate High Income Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Fidelity Floating Rate High Income FundB	5.92%	4.71%	4.61%

A From August 16, 2000.

B The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund on August 16, 2000, when the fund started. B The chart shows how the value of your investment would have changed, and also shows how the CS Leveraged Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

The leveraged loan market enjoyed a solid return for the 12 months ending October 31, 2006, with the S&P®/LSTA Leveraged Performing Loan Index posting a return of 6.61%, comprising 7.42% from income and a price decline of 81 basis points (bps). The loan market continued to post strong growth in the face of record-high new issuance helped by an inverted yield curve. The market value of the index increased 40% from $230 billion to approximately $330 billion. Nonetheless, credit spreads essentially held their own at approximately 250 bps, buoyed by strong demand from collateralized loan obligations (CLOs). During the period, LIBOR (London Interbank Offered Rate) rose 111 bps from 4.26% to 5.37%. The price of loans in the secondary market dropped from 100.51 to 100, according to S&P. The default rate remained low, at 1.53%, as of October 31, 2006. The composition of the S&P index saw an increase in the number of large deals, with a focus on mergers and acquisitions and dividend recapitalizations, involving such firms as Cablevision Systems, TD Waterhouse/Ameritrade, Georgia-Pacific, VNU and Affiliated Computers.

For the 12 months ending October 31, 2006, Floating Rate High Income returned 5.92%, underperforming the 6.83% return of the Credit Suisse (CS) Leveraged Loan Index. The fund's performance versus the CS index was held back by overweighting higher-quality issues, which underperformed lower-quality debt, especially bankruptcies and developing distressed situations. Among distressed power producers, underweighting Calpine and not owning American National Power or Intergen hurt performance, as did not owning and underweighting bankrupt companies Refco Finance and United Air Lines, respectively. A modest cash position further detracted from returns. Underweighting autos and auto-related names (not owning Collins & Aikman or Meridian Auto) and food/tobacco companies (not owning Le Natures) helped performance, as did security selection in cable/wireless (timely trading in Adelphia) and a good pick in telecommunications (Qwest). Some securities just mentioned were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,027.70	$ 5.32
Hypothetical A	$ 1,000.00	$ 1,019.96	$ 5.30
Class T
Actual	$ 1,000.00	$ 1,027.50	$ 5.62
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,024.80	$ 8.22
Hypothetical A	$ 1,000.00	$ 1,017.09	$ 8.19
Class C
Actual	$ 1,000.00	$ 1,024.50	$ 8.47
Hypothetical A	$ 1,000.00	$ 1,016.84	$ 8.44
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,029.00	$ 4.09
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class
Actual	$ 1,000.00	$ 1,029.90	$ 4.25
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.04%
Class T	1.10%
Class B	1.61%
Class C	1.66%
Fidelity Floating Rate High Income Fund	.80%
Institutional Class	.83%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	2.5
NRG Energy, Inc.	2.5	2.5
CSC Holdings, Inc.	2.2	2.2
Georgia-Pacific Corp.	2.1	2.2
Qwest Corp.	1.5	2.2
	11.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	8.8	12.5
Healthcare	7.8	7.5
Telecommunications	7.7	7.5
Technology	5.4	4.9
Electric Utilities	4.9	5.1
Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
U.S.Government and U.S.Government Agency Obligations 0.4%	U.S.Government and U.S.Government Agency Obligations 0.4%
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 2.0%	BBB 0.4%
BB 48.5%	BB 40.8%
B 26.0%	B 36.2%
CCC, CC, C 0.2%	CCC, CC, C 0.7%
Not Rated 13.0%	Not Rated 10.8%
Short-Term Investments and Net Other Assets 9.9%	Short-Term Investments and Net Other Assets 10.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Floating Rate Loans 78.8%		Floating Rate Loans 76.3%
	Nonconvertible Bonds 10.9%		Nonconvertible Bonds 12.6%
	U.S. Government and U.S. Government Agency Obligations 0.4%		U.S. Government and U.S. Government Agency Obligations 0.4%
	Short-Term Investments and Net Other Assets 9.9%		Short-Term Investments and Net Other Assets 10.7%
* Foreign investments	5.9%	** Foreign investments	4.7%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Floating Rate Loans (d) - 78.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.6275% 8/24/12 (c)	$ 11,870	$ 11,885
DRS Technologies, Inc. term loan 6.8866% 1/31/13 (c)	1,721	1,724
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 7.57% 12/31/11 (c)	14,003	14,108
Transdigm, Inc. term loan 7.3888% 6/23/13 (c)	13,500	13,551
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.58% 9/29/13 (c)	7,790	7,829
Tranche 2LN, term loan 11.125% 3/28/14 (c)	1,700	1,732
		50,829
Air Transportation - 0.8%
Delta Air Lines, Inc. Tranche B, term loan 10.0225% 3/16/08 (c)	1,290	1,313
UAL Corp.:
Tranche B, term loan 9.25% 2/1/12 (c)	19,154	19,345
Tranche DD, term loan 9.125% 2/1/12 (c)	2,736	2,764
US Airways Group, Inc. term loan 8.8669% 3/31/11 (c)	11,000	11,055
		34,477
Automotive - 2.9%
AM General LLC:
LOC 7.32% 9/30/12 (c)	97	98
term loan B 8.3533% 9/30/13 (c)	2,903	2,925
Dana Corp. term loan 7.65% 4/13/08 (c)	14,120	14,138
Delphi Corp.:
revolver loan 12.25% 6/18/09 (c)	1,934	1,973
Tranche B, term loan:
8.125% 10/8/07 (c)	14,690	14,800
13.75% 6/14/11 (c)	16,998	17,614
Enersys Capital, Inc. term loan 7.4504% 3/17/11 (c)	978	981
Federal-Mogul Financing Trust term loan 7.375% 12/9/06 (c)	8,700	8,689
Goodyear Tire & Rubber Co. Tranche 1, Credit-Linked Deposit 7.07% 4/30/10 (c)	22,820	22,849
Mark IV Industries, Inc. Tranche B1, term loan 8.0223% 6/21/11 (c)	3,990	4,025
Rexnord Corp. Tranche B, term loan 7.876% 7/19/13 (c)	11,000	11,110
Tenneco Auto, Inc.:
Tranche B, term loan 7.4% 12/12/10 (c)	3,042	3,053
Tranche B1, Credit-Linked Deposit 7.33% 12/12/10 (c)	1,336	1,341
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. Tranche B, term loan 7.1119% 12/1/11 (c)	$ 7,516	$ 7,506
TRW Automotive Holdings Corp.:
Tranche B, term loan 7.1875% 6/30/12 (c)	2,272	2,266
Tranche B2, term loan 6.8125% 6/30/12 (c)	1,985	1,980
Tranche E, term loan 6.75% 10/31/10 (c)	14,738	14,701
Visteon Corp. term loan 8.61% 6/13/13 (c)	5,000	5,000
		135,049
Broadcasting - 2.8%
Cumulus Media, Inc. term loan 7.4525% 6/7/13 (c)	1,995	2,005
Emmis Operating Co.:
Tranche B, term loan 7.32% 11/2/13 (c)	7,000	7,035
Tranche B, term loan 8.75% 11/10/11 (c)	5,106	5,131
Entravision Communication Corp. term loan 6.87% 3/29/13 (c)	5,910	5,888
Gray Television, Inc.:
Tranche B, term loan 6.8771% 11/22/12 (c)	8,111	8,091
Tranche B2, term loan 6.88% 5/22/13 (c)	2,481	2,475
Montecito Broadcast Group LLC Tranche 1, term loan 7.82% 1/27/13 (c)	1,985	1,992
Nexstar Broadcasting, Inc. Tranche B, term loan 7.1169% 10/1/12 (c)	17,957	17,890
Paxson Communications Corp. term loan 8.6238% 1/15/12 (c)	6,000	6,098
Raycom TV Broadcasting, Inc. Tranche B, term loan 6.875% 8/28/13 (c)	5,953	5,909
Spanish Broadcasting System, Inc. Tranche 1, term loan 7.12% 6/10/12 (c)	7,880	7,880
VNU, Inc. term loan 8.19% 8/9/13 (c)	60,000	60,225
		130,619
Building Materials - 0.6%
Goodman Global Holdings, Inc. Tranche C, term loan 7.25% 12/23/11 (c)	5,780	5,794
Masonite International Corp. term loan 7.3799% 4/5/13 (c)	16,253	15,846
Nortek Holdings, Inc. Tranche B, term loan 7.3249% 8/27/11 (c)	7,760	7,750
		29,390
Cable TV - 8.3%
Cebridge Connections, Inc. Tranche 1, term loan 7.62% 11/5/13 (c)	1,000	999
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (c)	$ 125,000	$ 125,924
CSC Holdings, Inc. Tranche B, term loan 7.148% 3/29/13 (c)	93,567	93,509
DIRECTV Holdings LLC Tranche B, term loan 6.82% 4/13/13 (c)	34,239	34,239
Insight Midwest Holdings LLC Tranche B, term loan 7.57% 4/6/14 (c)(e)	10,000	10,063
Liberty Cablevision of Puerto Rico LTC term loan 7.65% 3/1/13 (c)	4,975	4,987
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 7.2332% 1/31/15 (c)	3,930	3,911
Mediacom LLC Tranche C1, term loan 7.2221% 1/31/15 (c)	9,825	9,788
NTL Cable PLC Tranche B, term loan 7.32% 1/10/13 (c)	23,680	23,798
PanAmSat Corp. Tranche B2, term loan 7.8716% 1/3/14 (c)	30,000	30,300
San Juan Cable, Inc. Tranche 1, term loan 7.3537% 10/31/12 (c)	5,955	5,970
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (c)	20,504	20,517
Tranche K2, term loan 7.64% 12/31/13 (c)	20,504	20,517
		384,522
Capital Goods - 2.1%
AGCO Corp. term loan 7.1169% 7/3/09 (c)	9,235	9,258
Alliance Laundry Systems LLC term loan 7.6228% 1/27/12 (c)	441	445
Amsted Industries, Inc.:
term loan 7.3732% 4/5/13 (c)	5,834	5,848
Tranche DD, term loan 4/5/13 (e)	3,111	3,064
Ashtead Group PLC term loan 7.14% 8/31/11 (c)	5,000	4,994
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (c)	4,209	4,219
Dresser, Inc. term loan 8.125% 10/31/13 (c)	9,670	9,730
EnergySolutions, Inc.:
Credit-Linked Deposit 7.57% 6/7/13 (c)	189	191
term loan 7.7592% 6/7/13 (c)	5,760	5,818
Flowserve Corp. term loan 6.8806% 8/10/12 (c)	22,110	22,110
Hexcel Corp. Tranche B, term loan 7.125% 3/1/12 (c)	5,031	5,031
Invensys International Holding Ltd.:
term loan 7.4459% 12/15/10 (c)	1,920	1,925
Tranche B, term loan 7.3984% 1/15/11 (c)	2,080	2,085
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital Goods - continued
Mueller Group, Inc. term loan 7.3879% 10/3/12 (c)	$ 2,133	$ 2,140
NACCO Materials Handling Group, Inc. term loan 7.357% 3/21/13 (c)	1,995	1,988
Sensata Technologies BV term loan 7.1298% 4/27/13 (c)	4,249	4,223
Terex Corp. term loan 7.1169% 7/14/13 (c)	11,960	11,975
Walter Industries, Inc. term loan 7.1546% 10/3/12 (c)	3,950	3,950
		98,994
Chemicals - 4.5%
Basell USA, Inc.:
Tranche B2, term loan 7.6% 8/1/13 (c)	1,730	1,749
Tranche C2, term loan 8.35% 8/1/14 (c)	1,730	1,749
Celanese AG Credit-Linked Deposit 7.57% 4/6/09 (c)	6,000	6,038
Celanese Holding LLC term loan 7.3669% 4/6/11 (c)	42,644	42,857
Hercules, Inc. Tranche B, term loan 6.8699% 10/8/10 (c)	5,370	5,370
Hexion Specialty Chemicals, Inc. term loan 7.3741% 5/5/13 (c)	4,978	4,965
Huntsman International LLC Tranche B, term loan 7.07% 8/16/12 (c)	35,781	35,737
INEOS US Finance:
Tranche B, term loan 7.6111% 1/31/13 (c)	4,825	4,879
Tranche C, term loan 8.1111% 1/31/14 (c)	4,825	4,879
Innophos, Inc. Tranche B, term loan 7.57% 8/13/10 (c)	3,168	3,176
ISP Chemco, Inc. Tranche B, term loan 7.4491% 2/16/13 (c)	7,960	7,970
Lyondell Chemical Co. term loan 7.11% 8/13/13 (c)	32,000	32,120
Mosaic Co. Tranche B, term loan 6.9874% 2/21/12 (c)	14,696	14,660
Nalco Co. Tranche B, term loan 7.1602% 11/4/10 (c)	18,621	18,690
Rockwood Specialties Group, Inc. Tranche E, term loan 7.3756% 7/30/12 (c)	16,480	16,521
Solutia, Inc. Tranche B, term loan 8.96% 3/31/07 (c)	6,690	6,715
		208,075
Consumer Products - 1.0%
ACCO Brands Corp. Tranche B, term loan 7.138% 8/17/12 (c)	1,692	1,698
American Achievement Corp. Tranche B, term loan 7.659% 3/25/11 (c)	2,401	2,416
Central Garden & Pet Co. Tranche B, term loan 6.82% 9/12/12 (c)	4,975	4,969
Jarden Corp.:
term loan 7.3669% 1/24/12 (c)	6,226	6,233
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Jarden Corp.: - continued
Tranche B2, term loan 7.1169% 1/24/12 (c)	$ 3,258	$ 3,254
Jostens IH Corp. Tranche C, term loan 7.3719% 10/4/11 (c)	12,148	12,178
NPI Merger Corp. term loan 7.3669% 4/26/13 (c)	3,781	3,781
Revlon Consumer Products Corp. term loan 11.4459% 7/9/10 (c)	5,626	5,781
Sealy Mattress Co. Tranche E, term loan 7.371% 8/25/12 (c)	6,500	6,484
		46,794
Containers - 2.2%
Berry Plastics Corp. Tranche B, term loan 7.1237% 9/20/13 (c)	15,000	15,000
Bluegrass Container Co. LLC Tranche 1, term loan 7.875% 6/30/13 (c)	12,878	12,990
BWAY Corp. Tranche B, term loan 7.125% 7/17/13 (c)	4,588	4,599
Crown Holdings, Inc.:
term loan B 7.2494% 11/15/12 (c)	13,000	13,033
Tranche B, term loan 7.07% 11/15/12 (c)	10,320	10,346
Graham Packaging Holdings Co. Tranche B1, term loan 7.7252% 10/4/11 (c)	12,761	12,809
Owens-Brockway Glass Container, Inc. Tranche B, term loan 7.07% 6/14/13 (c)	24,010	23,950
Solo Cup Co. Tranche B1, term loan 9.75% 2/27/11 (c)	9,296	9,342
		102,069
Diversified Financial Services - 1.9%
Ameritrade Holding Corp. Tranche B, term loan 6.82% 1/23/13 (c)	14,768	14,768
AWAS Aviation Acquisitions Ltd. Tranche 1, term loan 7.1875% 3/15/13 (c)	21,367	20,806
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B, term loan 8.75% 3/10/10 (c)	9,106	9,095
IPC Acquisition Corp. Class B1, term loan 7.8669% 9/29/13 (c)	2,000	2,010
LPL Holdings, Inc. Tranche B, term loan 8.3015% 6/28/13 (c)	8,928	9,017
Newkirk Master LP Tranche B, term loan 7.0725% 8/11/08 (c)	4,472	4,467
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.0704% 4/18/12 (c)	16,164	16,164
Tranche C, term loan 7.0646% 4/18/12 (c)	9,370	9,370
		85,697
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Adams Outdoor Advertising Ltd. term loan 7.1302% 10/18/12 (c)	$ 2,847	$ 2,850
LBI Media, Inc. Tranche B, term loan 6.7631% 3/31/12 (c)	2,289	2,254
NextMedia Operating, Inc. Tranche 1, term loan 7.32% 11/18/12 (c)	4,336	4,315
Quebecor Media, Inc. Tranche B, term loan 7.3724% 1/17/13 (c)	4,963	4,981
R.H. Donnelley Corp.:
Tranche A4, term loan 6.6238% 12/31/09 (c)	684	680
Tranche D1, term loan 6.8848% 6/30/11 (c)	9,790	9,753
Thomson Media, Inc. Tranche B1, term loan 7.61% 11/8/11 (c)	3,245	3,257
		28,090
Electric Utilities - 4.1%
AES Corp. term loan 7.125% 8/10/11 (c)	8,429	8,429
Calpine Generating Co. LLC Tranche 1, term loan 9.0725% 4/1/09 (c)	16,350	16,759
Covanta Energy Corp. Tranche 1:
Credit-Linked Deposit 7.6206% 6/24/12 (c)	4,504	4,526
term loan 7.6151% 6/24/12 (c)	3,219	3,235
Dynegy Holdings, Inc.:
Tranche B, term loan 7.07% 1/31/12 (c)	2,000	2,000
7.15% 4/19/12 (c)	10,000	9,988
LSP Gen Finance Co. LLC Tranche B1, term loan 7.1169% 5/4/13 (c)	8,428	8,407
Midwest Generation LLC term loan 7.018% 4/27/11 (c)	897	895
Mirant North America LLC term loan 7.07% 1/3/13 (c)	24,854	24,823
NRG Energy, Inc.:
Credit-Linked Deposit 7.3669% 2/1/13 (c)	20,566	20,695
term loan 7.3669% 2/1/13 (c)	81,027	81,533
Primary Energy Finance LLC term loan 9.25% 8/24/12 (c)	1,730	1,730
Reliant Energy, Inc. Tranche B2, term loan 7.655% 4/30/10 (c)	5,975	5,967
		188,987
Energy - 2.8%
Alon USA, Inc. term loan 7.9072% 6/22/13 (c)	3,990	4,020
ATP Oil & Gas Corp. term loan 8.6979% 4/14/10 (c)	2,993	3,019
Boart Longyear Holdings, Inc. Tranche 1LN, term loan 8.5749% 10/6/12 (c)	12,000	12,060
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.6806% 11/15/12 (c)	$ 12,112	$ 12,097
Coffeyville Resources LLC:
Credit-Linked Deposit 7.775% 7/8/11 (c)	4,800	4,818
Tranche B1, term loan 7.6267% 6/24/12 (c)	7,110	7,137
Dresser-Rand Group, Inc. Tranche B, term loan 7.4848% 10/29/11 (c)	2,269	2,272
El Paso Corp. 7.32% 7/31/11 (c)	27,981	28,156
Energy XXI Gulf Coast, Inc. Tranche 2LN, term loan 10.875% 4/4/10 (c)	4,000	3,990
EPCO Holdings, Inc. Tranche C, term loan 7.3722% 8/16/10 (c)	12,870	12,950
MEG Energy Corp.:
term loan 7.375% 4/3/13 (c)	2,488	2,497
Tranche DD, term loan 4/3/13 (e)	2,500	2,478
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 9.75% 10/20/13 (c)	7,548	7,605
Tranche B, 9.75% 10/20/13 (c)	892	899
Petroleum Geo-Services ASA term loan 7.6097% 12/16/12 (c)	2,006	2,019
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4919% 10/31/12 (c)	3,290	3,315
term loan 7.6323% 10/31/12 (c)	13,573	13,674
Vulcan/Plains Resources, Inc. term loan 6.8994% 8/12/11 (c)	2,884	2,884
W&T Offshore, Inc. Tranche B, term loan 7.65% 8/24/10 (c)	4,810	4,834
		130,724
Entertainment/Film - 1.7%
Alliance Atlantis Communications, Inc. Tranche C, term loan 6.8669% 12/19/11 (c)	3,940	3,940
AMC Entertainment, Inc. term loan 7.445% 1/26/13 (c)	10,421	10,512
Cinemark USA, Inc. term loan 7.32% 10/5/13 (c)	14,000	14,088
MGM Holdings II, Inc. Tranche B, term loan 8.6169% 4/8/12 (c)	22,359	22,051
Regal Cinemas Corp. term loan 7.1169% 11/10/10 (c)	27,340	27,238
		77,829
Environmental - 1.4%
Allied Waste Industries, Inc.:
term loan 7.1533% 1/15/12 (c)	42,483	42,483
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (c)	16,856	16,856
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.4599% 4/28/10 (c)	$ 2,000	$ 2,003
Waste Services, Inc. Tranche C, term loan 8.32% 3/31/11 (c)	1,970	1,982
		63,324
Food and Drug Retail - 1.0%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan 7.9373% 7/30/11 (c)	30,989	31,105
SUPERVALU, Inc. Tranche B, term loan 7.1875% 6/2/12 (c)	15,850	15,890
		46,995
Food/Beverage/Tobacco - 1.7%
Bumble Bee Foods LLC Tranche B, term loan 7.1539% 5/2/12 (c)	3,000	2,996
Commonwealth Brands, Inc. term loan 7.6875% 12/22/12 (c)	7,471	7,527
Constellation Brands, Inc. Tranche B, term loan 6.9313% 6/5/13 (c)	36,492	36,674
Del Monte Corp. Tranche B, term loan 6.948% 2/8/12 (c)	9,136	9,148
Herbalife International, Inc. term loan 6.87% 7/21/13 (c)	4,500	4,500
Michael Foods, Inc. Tranche B, term loan 7.5407% 11/21/10 (c)	4,537	4,537
Reddy Ice Group, Inc. term loan 7.1219% 8/12/12 (c)	2,000	2,000
Reynolds American, Inc. Tranche B, term loan 7.3106% 5/31/12 (c)	11,970	12,030
		79,412
Gaming - 2.6%
Alliance Gaming Corp. term loan 9.33% 9/5/09 (c)	3,672	3,691
Ameristar Casinos, Inc. term loan 6.9% 11/10/12 (c)	6,005	6,012
Boyd Gaming Corp. term loan 6.8669% 6/30/11 (c)	13,211	13,228
Choctaw Resort Development Enterprise term loan 7.1176% 11/4/11 (c)	2,058	2,058
Green Valley Ranch Gaming LLC term loan 7.3669% 12/17/11 (c)	3,670	3,670
Herbst Gaming, Inc. term loan 7.3719% 1/7/11 (c)	3,546	3,546
Isle Capri Black Hawk LLC/Isle Capri Black Hawk Capital term loan 7.3822% 10/24/11 (c)	495	495
Kerzner International Ltd.:
term loan 8.39% 9/1/13 (c)	3,125	3,102
Class DD, term loan 8.39% 9/1/13 (c)(e)	1,875	1,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Penn National Gaming, Inc. Tranche B, term loan 7.1289% 10/31/12 (c)	$ 18,385	$ 18,477
Pinnacle Entertainment, Inc. Tranche B, term loan 7.32% 12/14/11 (c)	5,350	5,377
Trump Entertainment Resorts Holdings LP Tranche B, term loan 8.03% 5/20/12 (c)(e)	14,467	14,557
Venetian Casino Resort LLC Tranche B, term loan 7.12% 6/15/11 (c)	24,200	24,261
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (e)	3,369	3,352
8.12% 5/26/13 (c)	7,631	7,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.225% 8/15/13 (c)	9,180	9,214
		120,551
Healthcare - 7.7%
Accellent, Inc. term loan 7.4% 11/22/12 (c)	6,034	6,042
AmeriPath, Inc. Tranche B, term loan 7.39% 10/31/12 (c)	2,985	2,989
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.276% 2/7/12 (c)	10,068	10,080
Community Health Systems, Inc. term loan 7.15% 8/19/11 (c)	43,810	43,756
Concentra Operating Corp. term loan 7.6194% 9/30/11 (c)	7,459	7,478
CONMED Corp. Tranche B, term loan 7.32% 4/12/13 (c)	2,985	2,985
CRC Health Group, Inc. term loan 7.6169% 2/6/13 (c)	1,980	1,980
DaVita, Inc. Tranche B, term loan 7.4253% 10/5/12 (c)	57,858	58,075
DJO, Inc. Tranche B, term loan 6.875% 4/7/13 (c)	2,516	2,509
Encore Medical Finance LLC term loan 7.87% 11/3/13 (c)	3,000	3,004
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7523% 3/31/12 (c)	39,810	39,561
Gentiva Health Services, Inc. term loan 7.6339% 3/31/13 (c)	1,881	1,886
HCA, Inc. term loan 6.57% 11/9/09 (c)	27,800	27,765
HealthSouth Corp. term loan 8.62% 3/10/13 (c)	27,376	27,479
Iasis Healthcare LLC Tranche B, term loan 7.62% 6/22/11 (c)	14,176	14,229
Kinetic Concepts, Inc. Tranche B2, term loan 7.12% 8/11/10 (c)	5,766	5,766
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
LifeCare Holdings, Inc. term loan 7.57% 8/11/12 (c)	$ 3,978	$ 3,600
LifePoint Hospitals, Inc. Tranche B, term loan 6.945% 4/15/12 (c)	22,413	22,301
National Renal Institutes, Inc. term loan 7.5781% 3/31/13 (c)	3,451	3,447
Psychiatric Solutions, Inc. term loan 7.1597% 7/1/12 (c)	8,323	8,333
Quintiles Transnational Corp. Tranche B, term loan 7.37% 3/31/13 (c)	1,990	1,992
Renal Advantage, Inc. Tranche B, term loan 7.89% 9/30/12 (c)	6,650	6,692
Service Corp. International (SCI) term loan 7.32% 10/13/09 (c)	2,070	2,080
Skilled Healthcare Group, Inc. Tranche 1, term loan 8.07% 6/15/12 (c)	3,950	3,980
Team Health, Inc. term loan 7.9% 11/22/12 (c)	16,376	16,417
U.S. Oncology, Inc.:
Tranche B, term loan 7.7619% 8/20/11 (c)	8,529	8,561
Tranche C, term loan 7.9375% 8/20/11 (c)	1,960	1,967
Vanguard Health Holding Co. I term loan 7.8675% 9/23/11 (c)	5,748	5,759
Vicar Operating, Inc. term loan 6.875% 5/16/11 (c)	7,866	7,866
VWR Corp. Tranche B, term loan 7.63% 4/7/11 (c)	6,097	6,112
		354,691
Homebuilding/Real Estate - 1.1%
Apartment Investment & Management Co. term loan 6.9088% 3/22/11 (c)	2,100	2,105
Blount, Inc. Tranche B1, term loan 7.0973% 8/9/10 (c)	1,648	1,642
Capital Automotive (REIT) Tranche B, term loan 7.08% 12/16/10 (c)	7,814	7,844
General Growth Properties, Inc. Tranche A1, term loan 6.57% 2/24/10 (c)	40,000	39,700
Lion Gables Realty LP term loan 7.07% 3/31/07 (c)	1,531	1,533
		52,824
Hotels - 0.2%
Hilton Hotels Corp. Tranche B, term loan 6.7233% 2/22/13 (c)	7,382	7,378
Leisure - 1.4%
Cedar Fair LP term loan 7.8669% 8/30/12 (c)	9,975	10,075
Easton Bell Sports, Inc. Tranche B, term loan 7.118% 3/16/12 (c)	2,617	2,620
London Arena & Waterfront Finance LLC Tranche A, term loan 8.89% 3/8/12 (c)	2,985	3,000
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Leisure - continued
Mega Brands, Inc. Tranche B, term loan 7.1875% 7/26/12 (c)	$ 3,940	$ 3,945
Six Flags Theme Park, Inc. Tranche B1, term loan 8.7299% 6/30/09 (c)	26,011	26,271
Universal City Development Partners Ltd. term loan 7.3873% 6/9/11 (c)	16,741	16,783
		62,694
Metals/Mining - 1.1%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 7.1169% 10/26/12 (c)	14,900	14,881
Compass Minerals Tranche B, term loan 6.8797% 12/22/12 (c)	12,712	12,696
Murray Energy Corp. Tranche 1, term loan 8.4% 1/28/10 (c)	2,955	2,977
Novelis, Inc. term loan 7.7175% 1/7/12 (c)	16,247	16,247
Stillwater Mining Co. term loan 7.625% 7/30/10 (c)	2,135	2,140
		48,941
Paper - 4.1%
Appleton Papers, Inc. term loan 7.645% 6/11/10 (c)	3,205	3,217
Boise Cascade Holdings LLC Tranche D, term loan 7.1083% 10/26/11 (c)	20,632	20,736
Buckeye Technologies, Inc. term loan 7.403% 3/15/08 (c)	2,434	2,427
Georgia-Pacific Corp.:
Tranche 2, term loan 8.39% 12/23/13 (c)	23,000	23,288
Tranche B1, term loan 7.3851% 12/23/12 (c)	74,438	74,856
Graphic Packaging International, Inc. Tranche C, term loan 7.8838% 8/8/10 (c)	15,413	15,548
NewPage Corp. term loan 8.3649% 5/2/11 (c)	4,633	4,656
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.32% 11/1/10 (c)	4,164	4,195
Tranche B, term loan 7.657% 11/1/11 (c)	19,376	19,521
Tranche C, term loan 7.6674% 11/1/11 (c)	8,754	8,820
Tranche C1, term loan 7.625% 11/1/11 (c)	2,809	2,834
Verso Paper Holdings LLC Tranche B, term loan 7.125% 8/1/13 (c)	6,000	6,000
Xerium Technologies, Inc. Tranche B, term loan 7.6169% 5/18/12 (c)	4,866	4,854
		190,952
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - 2.6%
Caribe Information Investments, Inc. term loan 7.6332% 3/31/13 (c)	$ 2,888	$ 2,888
CBD Media, Inc. Tranche D, term loan 7.695% 12/31/09 (c)	4,747	4,777
Cenveo Corp. term loan 7.3886% 6/21/13 (c)	7,112	7,130
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 6.6594% 11/8/08 (c)	2,186	2,175
Tranche B, term loan 6.9169% 5/8/09 (c)	14,797	14,779
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.6426% 9/9/09 (c)	4,114	4,072
Tranche B, term loan 6.8847% 3/9/10 (c)	14,562	14,508
Tranche B1, term loan 6.9052% 3/10/10 (c)	14,700	14,645
R.H. Donnelley Corp. Tranche D2, term loan 6.8863% 6/30/11 (c)	27,608	27,505
Sun Media Corp. Canada Tranche B, term loan 7.1256% 2/7/09 (c)	1,708	1,708
Yell Group PLC term loan B1 7.32% 2/10/13 (c)	24,200	24,351
		118,538
Railroad - 0.5%
Kansas City Southern Railway Co. Tranche B, term loan 7.1119% 4/28/13 (c)	16,958	16,979
RailAmerica, Inc. term loan 7.4375% 9/29/11 (c)	5,474	5,494
		22,473
Restaurants - 1.4%
Arby's Restaurant Group, Inc. Tranche B, term loan 7.6149% 7/25/12 (c)	4,526	4,543
Burger King Corp. Tranche B1, term loan 6.875% 6/30/12 (c)	18,823	18,800
CKE Restaurants, Inc. term loan 7.375% 5/1/10 (c)	913	913
Del Taco Tranche B, term loan 7.62% 3/29/13 (c)	4,975	4,994
Domino's, Inc. term loan 6.8804% 6/25/10 (c)	15,448	15,429
El Pollo Loco, Inc. Tranche B, term loan 8.4% 11/18/11 (c)	1,985	1,992
Jack in the Box, Inc. term loan 6.882% 1/8/11 (c)	3,498	3,494
Landry's Seafood Restaurants, Inc. term loan 7.1201% 12/28/10 (c)	7,983	7,973
Sonic Corp. term loan 7.32% 9/14/13 (c)	4,320	4,331
		62,469
Services - 2.2%
Acosta, Inc. term loan 8.08% 7/28/13 (c)	2,993	3,019
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
Audatex North America, Inc. Tranche 1, term loan 7.62% 4/13/13 (c)	$ 1,995	$ 2,007
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 6.63% 4/19/12 (c)	3,829	3,809
CACI International, Inc. Tranche B, term loan 6.9297% 4/30/11 (c)	4,924	4,921
Coinmach Corp. Tranche B1, term loan 7.898% 12/19/12 (c)	5,982	6,034
Coinstar, Inc. term loan 7.5096% 7/1/11 (c)	5,547	5,574
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7.875% 5/23/13 (c)	3,983	4,007
Hertz Corp.:
Credit-Linked Deposit 7.64% 12/21/12 (c)	1,444	1,455
Tranche B, term loan 7.6539% 12/21/12 (c)	11,476	11,562
IAP Worldwide Services, Inc. Tranche 1, term loan 8.4375% 12/27/12 (c)	2,978	2,963
Iron Mountain, Inc.:
term loan 7.0938% 4/2/11 (c)	6,296	6,296
Tranche C, term loan 7.1563% 4/2/11 (c)	13,653	13,653
JohnsonDiversey, Inc.:
Tranche B, term loan 7.97% 12/16/11 (c)	1,837	1,851
Tranche DD, term loan 7.83% 12/16/10 (c)	509	512
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	4,705	4,723
Tranche B, Credit-Linked Deposit 7.22% 2/14/11 (c)	1,937	1,944
US Investigations Services, Inc.:
term loan 7.89% 10/14/12 (c)	5,920	5,942
term loan D 7.89% 10/14/12 (c)	2,000	2,005
Tranche C, term loan 7.89% 10/14/12 (c)	1,978	1,986
West Corp. term loan 8.07% 10/24/13 (c)	18,000	18,000
		102,263
Shipping - 0.3%
Baker Tanks, Inc. Tranche B, term loan 7.82% 11/23/12 (c)	884	888
Horizon Lines LLC Tranche C, term loan 7.62% 7/7/11 (c)	3,763	3,773
Laidlaw International, Inc. Class B, term loan 7.1169% 7/31/13 (c)	8,978	9,034
		13,695
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 1.9%
Buhrmann US, Inc. Tranche D1, term loan 7.179% 12/31/10 (c)	$ 5,562	$ 5,562
FTD, Inc. term loan 7.35% 7/28/13 (c)	3,860	3,870
Gold Toe Investment Corp.:
Tranche 1LN, term loan 8.13% 10/30/13 (c)	6,000	6,045
Tranche 2LN, term loan 11.38% 10/20/14 (c)	2,000	2,030
J. Crew Group, Inc. term loan 7.1365% 5/15/13 (c)	5,588	5,574
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (c)	17,000	17,064
Neiman Marcus Group, Inc. term loan 7.6406% 4/6/13 (c)	10,190	10,266
Oriental Trading Co., Inc. Tranche 1, term loan 8.1867% 7/31/13 (c)	3,990	4,000
PETCO Animal Supplies, Inc. term loan 8.1% 10/26/12 (c)	9,950	10,000
The Pep Boys - Manny, Moe & Jack term loan 8.07% 10/25/13 (c)	3,700	3,742
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (c)	19,000	19,048
		87,201
Technology - 4.6%
Acxiom Corp. term loan 7.1767% 9/15/12 (c)	9,000	9,045
Advanced Micro Devices, Inc. term loan 7.57% 12/31/13 (c)	10,000	10,038
Affiliated Computer Services, Inc.:
term loan 7.3888% 3/20/13 (c)	18,242	18,288
Tranche B2, term loan 7.395% 3/20/13 (c)	13,960	13,995
AMI Semiconductor, Inc. term loan 6.82% 4/1/12 (c)	4,930	4,893
Eastman Kodak Co.:
term loan 7.5825% 10/18/12 (c)	16,875	16,918
Tranche DD, term loan 7.57% 10/20/12 (c)	2,000	2,005
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.57% 3/9/11 (c)	1,975	1,960
Tranche B, term loan 7.07% 3/9/13 (c)	19,303	19,351
Infor Global Solutions Tranche 7, term loan 9.12% 7/28/12 (c)	2,000	2,020
K & F Industries, Inc. term loan 7.32% 11/18/12 (c)	8,544	8,586
ON Semiconductor Corp. Tranche H, term loan 7.62% 12/15/11 (c)	5,326	5,340
Open Text Corp. term loan 7.9% 10/2/13 (c)	6,000	6,030
Sanmina-SCI Corp. term loan 7.88% 1/31/08 (c)	5,000	5,006
Serena Software, Inc. term loan 7.6181% 3/10/13 (c)	5,625	5,639
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Technology - continued
SunGard Data Systems, Inc. Tranche B, term loan 7.9994% 2/10/13 (c)	$ 69,103	$ 69,707
Verifone, Inc. Tranche B, term loan 7.12% 10/31/13 (c)	11,000	11,028
		209,849
Telecommunications - 4.7%
Alaska Communications Systems Holding term loan 7.1169% 2/1/12 (c)	5,000	4,994
American Cellular Corp.:
term loan B 7.6299% 8/7/13 (c)	5,685	5,699
term loan DD 7.63% 8/7/13 (c)(e)	2,685	2,678
Centennial Cellular Operating Co. LLC term loan 7.6156% 2/9/11 (c)	15,635	15,713
Cincinnati Bell, Inc. Tranche B, term loan 6.9261% 8/31/12 (c)	12,870	12,846
Consolidated Communications, Inc. Tranche D, term loan 7.3771% 10/14/11 (c)	2,000	2,000
Crown Castle Operating Co. Tranche B, term loan 7.65% 6/1/14 (c)	32,918	33,041
Digicel International Finance Ltd. term loan 7.875% 7/31/13 (c)	4,000	4,000
Intelsat Ltd. Tranche B, term loan 7.6216% 7/3/13 (c)	29,667	29,964
Iowa Telecommunication Services, Inc. Tranche B, term loan 7.1238% 11/23/11 (c)	4,000	4,000
Leap Wireless International, Inc. Tranche B, term loan 8.1169% 6/16/13 (c)	6,983	7,044
Level 3 Communications, Inc. term loan 8.3975% 12/2/11 (c)	12,500	12,500
Madison River Capital LLC/Madison River Finance Corp. Tranche B1, term loan 7.62% 7/29/12 (c)	4,952	4,983
NTELOS, Inc. Tranche B1, term loan 7.57% 8/24/11 (c)	6,878	6,903
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,151
Time Warner Telecom, Inc. Tranche B, term loan 7.57% 1/7/13 (c)	6,000	6,038
Triton PCS, Inc. term loan 8.57% 11/18/09 (c)	7,808	7,886
Wind Telecomunicazioni Spa:
Tranche B, term loan 8.1684% 9/21/13 (c)	7,500	7,538
Tranche C, term loan 8.6684% 9/21/14 (c)	7,500	7,538
Windstream Corp. Class B, term loan 7.12% 7/17/13 (c)	32,000	32,200
		218,716
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Textiles & Apparel - 0.9%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (c)	$ 4,000	$ 4,105
term loan B1 7.6786% 9/5/13 (c)	20,000	20,150
Warnaco Group, Inc. term loan 6.8597% 1/31/13 (c)	6,965	6,921
William Carter Co. term loan 6.8673% 6/29/12 (c)	7,858	7,843
		39,019
TOTAL FLOATING RATE LOANS (Cost $3,627,919)		3,634,130
Nonconvertible Bonds - 10.9%

Air Transportation - 0.2%
Continental Airlines, Inc. 8.5225% 6/2/13 (c)	2,000	2,015
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	6,000	6,015
		8,030
Automotive - 1.6%
Ford Motor Credit Co.:
4.95% 1/15/08	2,000	1,950
6.1938% 9/28/07 (c)	16,000	15,880
6.34% 3/21/07 (c)	8,500	8,469
6.3663% 11/16/06 (c)	22,000	21,998
8.4656% 11/2/07 (c)	4,000	4,055
9.8238% 4/15/12 (c)	7,000	7,289
General Motors Acceptance Corp.:
6.2738% 1/16/07 (c)	4,000	3,999
6.3238% 7/16/07 (c)	4,000	3,998
7.6% 12/1/14 (c)	2,000	2,035
8% 11/1/31	4,000	4,260
		73,933
Broadcasting - 0.2%
Radio One, Inc. 8.875% 7/1/11	7,000	7,184
Cable TV - 0.5%
Cablevision Systems Corp. 9.87% 4/1/09 (c)	3,000	3,128
CSC Holdings, Inc.:
7.25% 7/15/08	2,000	2,020
7.875% 12/15/07	8,000	8,120
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,037
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
EchoStar DBS Corp.:
5.75% 10/1/08	$ 4,000	$ 3,975
7% 10/1/13 (b)	3,000	2,963
		22,243
Capital Goods - 0.0%
Case New Holland, Inc. 9.25% 8/1/11	2,000	2,120
Chemicals - 0.0%
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	2,000	2,140
Containers - 0.3%
Impress Holdings BV 8.515% 9/15/13 (b)(c)	7,720	7,759
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	5,000	5,125
		12,884
Electric Utilities - 0.8%
AES Corp. 8.75% 6/15/08	3,000	3,101
CMS Energy Corp. 9.875% 10/15/07	12,000	12,450
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,113
Reliant Energy, Inc. 9.25% 7/15/10	3,000	3,105
TECO Energy, Inc.:
6.125% 5/1/07	4,000	3,993
7.3713% 5/1/10 (c)	5,000	5,100
		36,862
Energy - 1.6%
El Paso Corp.:
6.5% 6/1/08	3,000	3,016
7.625% 8/16/07	8,000	8,080
El Paso Energy Corp. 6.95% 12/15/07	6,350	6,421
Parker Drilling Co. 10.15% 9/1/10 (c)	4,703	4,803
Pemex Project Funding Master Trust 6.69% 6/15/10 (b)(c)	18,000	18,558
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,105
9.5% 2/1/13	2,000	2,173
Sonat, Inc. 7.625% 7/15/11	3,000	3,075
Southern Natural Gas Co.:
6.125% 9/15/08	2,000	2,000
8.875% 3/15/10	840	882
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Williams Companies, Inc. 7.3716% 10/1/10 (b)(c)	$ 17,000	$ 17,340
Williams Companies, Inc. Credit Linked Certificate Trust IV 8.7388% 5/1/09 (b)(c)	7,000	7,289
		75,742
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,115
10.25% 8/1/07	2,000	2,058
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,015
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,933
		10,121
Healthcare - 0.1%
HealthSouth Corp. 11.4181% 6/15/14 (b)(c)	2,000	2,043
Service Corp. International (SCI) 6.5% 3/15/08	2,000	1,995
		4,038
Leisure - 0.1%
Universal City Florida Holding Co. I/II 10.1213% 5/1/10 (c)	5,140	5,288
Metals/Mining - 0.7%
FMG Finance Pty Ltd. 9.405% 9/1/11 (b)(c)	10,000	9,625
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,970
10.125% 2/1/10	13,470	14,278
		31,873
Paper - 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp. 8.2488% 10/15/12 (c)	2,190	2,217
Publishing/Printing - 0.2%
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	6,000	6,300
R.H. Donnelley Corp. 8.875% 1/15/16	4,000	4,125
		10,425
Services - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.905% 5/15/14 (b)(c)	1,650	1,613
Shipping - 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,030
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,530
		5,560
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 0.4%
GSC Holdings Corp./Gamestop, Inc. 9.2466% 10/1/11 (c)	$ 16,000	$ 16,640
Technology - 0.8%
Nortel Networks Corp. 9.6238% 7/15/11 (b)(c)	17,380	18,032
NXP BV 8.118% 10/15/13 (b)(c)	19,000	19,166
		37,198
Telecommunications - 3.0%
America Movil SA de CV 6.005% 4/27/07 (c)	1,000	1,002
Centennial Communications Corp. 11.1216% 1/1/13 (c)	2,000	2,080
Embarq Corp. 6.738% 6/1/13	7,111	7,309
Intelsat Ltd. 11.64% 6/15/13 (b)(c)	2,000	2,115
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (c)	7,000	7,096
Qwest Communications International, Inc. 8.905% 2/15/09 (c)	9,000	9,135
Qwest Corp. 8.64% 6/15/13 (c)	56,150	60,429
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,996
8.515% 12/15/10 (c)	38,450	39,315
Rural Cellular Corp. 8.25% 3/15/12	6,000	6,180
Time Warner Telecom Holdings, Inc. 9.405% 2/15/11 (c)	1,000	1,020
		138,677
TOTAL NONCONVERTIBLE BONDS (Cost $497,931)		504,788
U.S. Treasury Obligations - 0.4%

U.S. Treasury Notes 3.375% 2/28/07 (Cost $16,986)	17,000	16,904
Money Market Funds - 12.2%
	Shares
Fidelity Cash Central Fund, 5.34% (a)	395,715,797	395,716
Fidelity Money Market Central Fund, 5.39% (a)	167,134,906	167,135
TOTAL MONEY MARKET FUNDS (Cost $562,851)		562,851
Cash Equivalents - 0.8%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $37,438)	$ 37,444	$ 37,438
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $4,743,125)		4,756,111
NET OTHER ASSETS - (3.1)%		(142,428)
NET ASSETS - 100%		$ 4,613,683
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,503,000 or 2.3% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $21,978,000 and $21,939,000, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$37,438,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 20,442
Banc of America Securities LLC	5,272
Barclays Capital, Inc.	11,724
$ 37,438
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20,606
Fidelity Money Market Central Fund	8,271
Total	$ 28,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $37,438) - See accompanying schedule: Unaffiliated issuers (cost $4,180,274)	$ 4,193,260
Fidelity Central Funds (cost $562,851)	562,851
Total Investments (cost $4,743,125)		$ 4,756,111
Cash		1,529
Receivable for investments sold		15,387
Receivable for fund shares sold		5,525
Interest receivable		36,178
Total assets		4,814,730

Liabilities
Payable for investments purchased	$ 184,670
Payable for fund shares redeemed	8,038
Distributions payable	4,614
Accrued management fee	2,565
Distribution fees payable	524
Other affiliated payables	566
Other payables and accrued expenses	70
Total liabilities		201,047

Net Assets		$ 4,613,683
Net Assets consist of:
Paid in capital		$ 4,595,365
Undistributed net investment income		3,814
Accumulated undistributed net realized gain (loss) on investments		1,518
Net unrealized appreciation (depreciation) on investments		12,986
Net Assets		$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($285,419 ÷ 28,683 shares)	$ 9.95

Maximum offering price per share (100/96.25 of $9.95)	$ 10.34
Class T: Net Asset Value and redemption price per share ($472,239 ÷ 47,507 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class B: Net Asset Value and offering price per share ($142,774 ÷ 14,364 shares)A	$ 9.94

Class C: Net Asset Value and offering price per share ($449,524 ÷ 45,183 shares)A	$ 9.95

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,988,567 ÷ 300,625 shares)	$ 9.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($275,160 ÷ 27,692 shares)	$ 9.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Interest		$ 273,909
Income from Fidelity Central Funds		28,877
Total income		302,786

Expenses
Management fee	$ 29,940
Transfer agent fees	5,329
Distribution fees	6,773
Accounting fees and expenses	1,391
Custodian fees and expenses	106
Independent trustees' compensation	17
Registration fees	255
Audit	137
Legal	94
Interest	4
Miscellaneous	70
Total expenses before reductions	44,116
Expense reductions	(112)	44,004
Net investment income		258,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,037
Change in net unrealized appreciation (depreciation) on investment securities		(12,428)
Net gain (loss)		(9,391)
Net increase (decrease) in net assets resulting from operations		$ 249,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 258,782	$ 168,450
Net realized gain (loss)	3,037	2,418
Change in net unrealized appreciation (depreciation)	(12,428)	(9,021)
Net increase (decrease) in net assets resulting from operations	249,391	161,847
Distributions to shareholders from net investment income	(254,554)	(166,193)
Distributions to shareholders from net realized gain	-	(3,785)
Total distributions	(254,554)	(169,978)
Share transactions - net increase (decrease)	327,553	740,096
Redemption fees	305	399
Total increase (decrease) in net assets	322,695	732,364

Net Assets
Beginning of period	4,290,988	3,558,624
End of period (including undistributed net investment income of $3,814 and undistributed net investment income of $1,612, respectively)	$ 4,613,683	$ 4,290,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.88	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.571	.404	.285	.292	.352
Net realized and unrealized gain (loss)	(.022)	(.008)	.098	.447	(.264)
Total from investment operations	.549	.396	.383	.739	.088
Distributions from net investment income	(.560)	(.397)	(.295)	(.311)	(.339)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.560)	(.407)	(.295)	(.311)	(.339)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Total Return A, B	5.66%	4.05%	3.96%	7.95%	.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.12%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.09%
Net investment income	5.73%	4.05%	2.90%	3.04%	3.64%
Supplemental Data
Net assets, end of period (in millions)	$ 285	$ 312	$ 299	$ 88	$ 37
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.564	.396	.276	.285	.342
Net realized and unrealized gain (loss)	(.022)	(.007)	.098	.446	(.263)
Total from investment operations	.542	.389	.374	.731	.079
Distributions from net investment income	(.553)	(.390)	(.286)	(.303)	(.330)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.553)	(.400)	(.286)	(.303)	(.330)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.60%	3.98%	3.87%	7.87%	.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.13%	1.17%	1.18%	1.20%
Expenses net of fee waivers, if any	1.11%	1.13%	1.17%	1.18%	1.19%
Expenses net of all reductions	1.11%	1.13%	1.17%	1.18%	1.19%
Net investment income	5.67%	3.98%	2.81%	2.96%	3.54%
Supplemental Data
Net assets, end of period (in millions)	$ 472	$ 511	$ 389	$ 113	$ 75
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.513	.346	.231	.243	.298
Net realized and unrealized gain (loss)	(.022)	(.008)	.096	.444	(.263)
Total from investment operations	.491	.338	.327	.687	.035
Distributions from net investment income	(.502)	(.339)	(.239)	(.259)	(.286)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.502)	(.349)	(.239)	(.259)	(.286)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.06%	3.46%	3.38%	7.38%	.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.64%	1.65%	1.64%	1.65%
Expenses net of fee waivers, if any	1.63%	1.64%	1.65%	1.63%	1.64%
Expenses net of all reductions	1.62%	1.64%	1.65%	1.63%	1.64%
Net investment income	5.16%	3.47%	2.33%	2.50%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 173	$ 184	$ 134	$ 118
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.87	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.508	.341	.224	.235	.290
Net realized and unrealized gain (loss)	(.022)	(.008)	.107	.434	(.263)
Total from investment operations	.486	.333	.331	.669	.027
Distributions from net investment income	(.497)	(.334)	(.233)	(.251)	(.278)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.497)	(.344)	(.233)	(.251)	(.278)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Total Return A, B	5.00%	3.40%	3.41%	7.18%	.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.69%	1.71%	1.72%	1.73%
Expenses net of fee waivers, if any	1.68%	1.69%	1.71%	1.71%	1.73%
Expenses net of all reductions	1.68%	1.69%	1.71%	1.71%	1.73%
Net investment income	5.10%	3.42%	2.27%	2.42%	3.00%
Supplemental Data
Net assets, end of period (in millions)	$ 450	$ 539	$ 524	$ 269	$ 235
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2006	2005	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income B	.593	.427	.309	.311	.040
Net realized and unrealized gain (loss)	(.021)	(.008)	.099	.450	(.084)
Total from investment operations	.572	.419	.408	.761	(.044)
Distributions from net investment income	(.583)	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.583)	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, H	5.92%	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.82%	.84%	.86%	1.15% G
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.95% G
Expenses net of all reductions	.81%	.82%	.84%	.86%	.94% G
Net investment income	5.97%	4.29%	3.14%	3.27%	3.99% G
Supplemental Data
Net assets, end of period (in millions)	$ 2,989	$ 2,471	$ 1,982	$ 811	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Annualized

H Total returns for periods less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.86	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income B	.591	.424	.304	.312	.365
Net realized and unrealized gain (loss)	(.021)	(.007)	.110	.436	(.262)
Total from investment operations	.570	.417	.414	.748	.103
Distributions from net investment income	(.581)	(.418)	(.316)	(.330)	(.354)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.581)	(.428)	(.316)	(.330)	(.354)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Total Return A	5.89%	4.27%	4.29%	8.06%	1.06%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.85%	.87%	.90%	.94%
Expenses net of fee waivers, if any	.84%	.85%	.87%	.89%	.94%
Expenses net of all reductions	.83%	.85%	.87%	.89%	.93%
Net investment income	5.95%	4.26%	3.11%	3.24%	3.79%
Supplemental Data
Net assets, end of period (in millions)	$ 275	$ 285	$ 182	$ 36	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,323
Unrealized depreciation	(7,238)
Net unrealized appreciation (depreciation)	14,085
Undistributed ordinary income	2,379
Undistributed long-term capital gain	689

Cost for federal income tax purposes	$ 4,742,026

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 254,554	$ 169,978

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $2,746,157 and $2,400,048, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 459	$ 8
Class T	0%	.25%	1,254	-
Class B	.55%	.15%	1,104	868
Class C	.55%	.25%	3,956	861
			$ 6,773	$ 1,737

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 125
Class T	62
Class B*	344
Class C*	195
$ 726

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 555.18
Class T	722.14
Class B	331.21
Class C	805.16
Fidelity Floating Rate High Income Fund	2,566.09
Institutional Class	350.12
	$ 5,329

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,971. The weighted average interest rate was 4.25%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	4
$ 5

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 17,229	$ 12,889
Class T	27,896	18,576
Class B	7,934	6,130
Class C	24,590	18,615
Fidelity Floating Rate High Income Fund	159,948	99,532
Institutional Class	16,957	10,451
Total	$ 254,554	$ 166,193
From net realized gain
Class A	$ -	$ 311
Class T	-	412
Class B	-	184
Class C	-	543
Fidelity Floating Rate High Income Fund	-	2,131
Institutional Class	-	204
Total	$ -	$ 3,785

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	12,422	17,372	$ 123,689	$ 173,298
Reinvestment of distributions	1,255	972	12,492	9,697
Shares redeemed	(16,310)	(17,054)	(162,319)	(170,023)
Net increase (decrease)	(2,633)	1,290	$ (26,138)	$ 12,972
Class T
Shares sold	17,758	30,403	$ 176,613	$ 302,938
Reinvestment of distributions	2,513	1,707	24,979	17,036
Shares redeemed	(24,131)	(19,747)	(239,998)	(196,695)
Net increase (decrease)	(3,860)	12,363	$ (38,406)	$ 123,279
Class B
Shares sold	1,874	3,269	$ 18,623	$ 32,570
Reinvestment of distributions	591	468	5,877	4,667
Shares redeemed	(5,517)	(4,746)	(54,870)	(47,274)
Net increase (decrease)	(3,052)	(1,009)	$ (30,370)	$ (10,037)
Class C
Shares sold	9,134	18,049	$ 90,864	$ 180,076
Reinvestment of distributions	1,673	1,287	16,649	12,828
Shares redeemed	(19,730)	(17,764)	(196,393)	(177,066)
Net increase (decrease)	(8,923)	1,572	$ (88,880)	$ 15,838
Fidelity Floating Rate High Income Fund
Shares sold	141,867	151,558	$ 1,411,172	$ 1,511,153
Reinvestment of distributions	13,747	8,742	136,672	87,090
Shares redeemed	(103,278)	(110,895)	(1,027,044)	(1,103,883)
Net increase (decrease)	52,336	49,405	$ 520,800	$ 494,360
Institutional Class
Shares sold	16,093	21,744	$ 159,986	$ 216,646
Reinvestment of distributions	756	444	7,512	4,394
Shares redeemed	(17,805)	(11,790)	(176,951)	(117,356)
Net increase (decrease)	(956)	10,398	$ (9,453)	$ 103,684

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Christine McConnell (48)

Year of Election or Appointment: 2000

Vice President of the fund. Prior to assuming her current responsibilities, Ms. McConnell worked as a research analyst and manager. Ms. McConnell also serves as Vice President of FMR and FMR Co., Inc. (2003)

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Floating Rate High Income Fund	12/04/06	12/01/06	$.00	$.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $1,854,994, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $204,083,499 of distributions paid during the period November 1, 2005 to October 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Floating Rate High Income (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Floating Rate High Income (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one- and three-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 61% means that 39% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2005. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FHI-UANN-1206
1.784743.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 3.75% sales charge)	1.70%	3.68%	3.77%
Class T (incl. 2.75% sales charge)	2.70%	3.82%	3.84%
Class B (incl. contingent deferred sales charge) B	1.57%	3.64%	3.82%
Class C (incl. contingent deferred sales charge) C	4.00%	3.83%	3.76%

A From August 16, 2000.

B Class B shares' contingent deferred charges included in the past one year, past five years, and life of fund total return figures are 3.5%, 1.5%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Class T on August 16, 2000, when the fund started, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the CS Leveraged Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market enjoyed a solid return for the 12 months ending October 31, 2006, with the S&P®/LSTA Leveraged Performing Loan Index posting a return of 6.61%, comprising 7.42% from income and a price decline of 81 basis points (bps). The loan market continued to post strong growth in the face of record-high new issuance helped by an inverted yield curve. The market value of the index increased 40% from $230 billion to approximately $330 billion. Nonetheless, credit spreads essentially held their own at approximately 250 bps, buoyed by strong demand from collateralized loan obligations (CLOs). During the period, LIBOR (London Interbank Offered Rate) rose 111 bps from 4.26% to 5.37%. The price of loans in the secondary market dropped from 100.51 to 100, according to S&P. The default rate remained low, at 1.53%, as of October 31, 2006. The composition of the S&P index saw an increase in the number of large deals, with a focus on mergers and acquisitions and dividend recapitalizations, involving such firms as Cablevision Systems, TD Waterhouse/Ameritrade, Georgia-Pacific, VNU and Affiliated Computers.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 5.66%, 5.60%, 5.06% and 5.00%, respectively (excluding sales charges), underperforming the 6.83% return of the Credit Suisse (CS) Leveraged Loan Index. The fund's performance versus the CS index was held back by overweighting higher-quality issues, which underperformed lower-quality debt, especially bankruptcies and developing distressed situations. Among distressed power producers, underweighting Calpine and not owning American National Power or Intergen hurt performance, as did not owning and underweighting bankrupt companies Refco Finance and United Air Lines, respectively. A modest cash position further detracted from returns. Underweighting autos and auto-related names (not owning Collins & Aikman or Meridian Auto) and food/tobacco companies (not owning Le Natures) helped performance, as did security selection in cable/wireless (timely trading in Adelphia) and a good pick in telecommunications (Qwest). Some securities just mentioned were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,027.70	$ 5.32
Hypothetical A	$ 1,000.00	$ 1,019.96	$ 5.30
Class T
Actual	$ 1,000.00	$ 1,027.50	$ 5.62
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,024.80	$ 8.22
Hypothetical A	$ 1,000.00	$ 1,017.09	$ 8.19
Class C
Actual	$ 1,000.00	$ 1,024.50	$ 8.47
Hypothetical A	$ 1,000.00	$ 1,016.84	$ 8.44
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,029.00	$ 4.09
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class
Actual	$ 1,000.00	$ 1,029.90	$ 4.25
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.04%
Class T	1.10%
Class B	1.61%
Class C	1.66%
Fidelity Floating Rate High Income Fund	.80%
Institutional Class	.83%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	2.5
NRG Energy, Inc.	2.5	2.5
CSC Holdings, Inc.	2.2	2.2
Georgia-Pacific Corp.	2.1	2.2
Qwest Corp.	1.5	2.2
	11.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	8.8	12.5
Healthcare	7.8	7.5
Telecommunications	7.7	7.5
Technology	5.4	4.9
Electric Utilities	4.9	5.1
Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
U.S.Government and U.S.Government Agency Obligations 0.4%	U.S.Government and U.S.Government Agency Obligations 0.4%
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 2.0%	BBB 0.4%
BB 48.5%	BB 40.8%
B 26.0%	B 36.2%
CCC, CC, C 0.2%	CCC, CC, C 0.7%
Not Rated 13.0%	Not Rated 10.8%
Short-Term Investments and Net Other Assets 9.9%	Short-Term Investments and Net Other Assets 10.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Floating Rate Loans 78.8%		Floating Rate Loans 76.3%
	Nonconvertible Bonds 10.9%		Nonconvertible Bonds 12.6%
	U.S. Government and U.S. Government Agency Obligations 0.4%		U.S. Government and U.S. Government Agency Obligations 0.4%
	Short-Term Investments and Net Other Assets 9.9%		Short-Term Investments and Net Other Assets 10.7%
* Foreign investments	5.9%	** Foreign investments	4.7%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Floating Rate Loans (d) - 78.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.6275% 8/24/12 (c)	$ 11,870	$ 11,885
DRS Technologies, Inc. term loan 6.8866% 1/31/13 (c)	1,721	1,724
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 7.57% 12/31/11 (c)	14,003	14,108
Transdigm, Inc. term loan 7.3888% 6/23/13 (c)	13,500	13,551
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.58% 9/29/13 (c)	7,790	7,829
Tranche 2LN, term loan 11.125% 3/28/14 (c)	1,700	1,732
		50,829
Air Transportation - 0.8%
Delta Air Lines, Inc. Tranche B, term loan 10.0225% 3/16/08 (c)	1,290	1,313
UAL Corp.:
Tranche B, term loan 9.25% 2/1/12 (c)	19,154	19,345
Tranche DD, term loan 9.125% 2/1/12 (c)	2,736	2,764
US Airways Group, Inc. term loan 8.8669% 3/31/11 (c)	11,000	11,055
		34,477
Automotive - 2.9%
AM General LLC:
LOC 7.32% 9/30/12 (c)	97	98
term loan B 8.3533% 9/30/13 (c)	2,903	2,925
Dana Corp. term loan 7.65% 4/13/08 (c)	14,120	14,138
Delphi Corp.:
revolver loan 12.25% 6/18/09 (c)	1,934	1,973
Tranche B, term loan:
8.125% 10/8/07 (c)	14,690	14,800
13.75% 6/14/11 (c)	16,998	17,614
Enersys Capital, Inc. term loan 7.4504% 3/17/11 (c)	978	981
Federal-Mogul Financing Trust term loan 7.375% 12/9/06 (c)	8,700	8,689
Goodyear Tire & Rubber Co. Tranche 1, Credit-Linked Deposit 7.07% 4/30/10 (c)	22,820	22,849
Mark IV Industries, Inc. Tranche B1, term loan 8.0223% 6/21/11 (c)	3,990	4,025
Rexnord Corp. Tranche B, term loan 7.876% 7/19/13 (c)	11,000	11,110
Tenneco Auto, Inc.:
Tranche B, term loan 7.4% 12/12/10 (c)	3,042	3,053
Tranche B1, Credit-Linked Deposit 7.33% 12/12/10 (c)	1,336	1,341
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. Tranche B, term loan 7.1119% 12/1/11 (c)	$ 7,516	$ 7,506
TRW Automotive Holdings Corp.:
Tranche B, term loan 7.1875% 6/30/12 (c)	2,272	2,266
Tranche B2, term loan 6.8125% 6/30/12 (c)	1,985	1,980
Tranche E, term loan 6.75% 10/31/10 (c)	14,738	14,701
Visteon Corp. term loan 8.61% 6/13/13 (c)	5,000	5,000
		135,049
Broadcasting - 2.8%
Cumulus Media, Inc. term loan 7.4525% 6/7/13 (c)	1,995	2,005
Emmis Operating Co.:
Tranche B, term loan 7.32% 11/2/13 (c)	7,000	7,035
Tranche B, term loan 8.75% 11/10/11 (c)	5,106	5,131
Entravision Communication Corp. term loan 6.87% 3/29/13 (c)	5,910	5,888
Gray Television, Inc.:
Tranche B, term loan 6.8771% 11/22/12 (c)	8,111	8,091
Tranche B2, term loan 6.88% 5/22/13 (c)	2,481	2,475
Montecito Broadcast Group LLC Tranche 1, term loan 7.82% 1/27/13 (c)	1,985	1,992
Nexstar Broadcasting, Inc. Tranche B, term loan 7.1169% 10/1/12 (c)	17,957	17,890
Paxson Communications Corp. term loan 8.6238% 1/15/12 (c)	6,000	6,098
Raycom TV Broadcasting, Inc. Tranche B, term loan 6.875% 8/28/13 (c)	5,953	5,909
Spanish Broadcasting System, Inc. Tranche 1, term loan 7.12% 6/10/12 (c)	7,880	7,880
VNU, Inc. term loan 8.19% 8/9/13 (c)	60,000	60,225
		130,619
Building Materials - 0.6%
Goodman Global Holdings, Inc. Tranche C, term loan 7.25% 12/23/11 (c)	5,780	5,794
Masonite International Corp. term loan 7.3799% 4/5/13 (c)	16,253	15,846
Nortek Holdings, Inc. Tranche B, term loan 7.3249% 8/27/11 (c)	7,760	7,750
		29,390
Cable TV - 8.3%
Cebridge Connections, Inc. Tranche 1, term loan 7.62% 11/5/13 (c)	1,000	999
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (c)	$ 125,000	$ 125,924
CSC Holdings, Inc. Tranche B, term loan 7.148% 3/29/13 (c)	93,567	93,509
DIRECTV Holdings LLC Tranche B, term loan 6.82% 4/13/13 (c)	34,239	34,239
Insight Midwest Holdings LLC Tranche B, term loan 7.57% 4/6/14 (c)(e)	10,000	10,063
Liberty Cablevision of Puerto Rico LTC term loan 7.65% 3/1/13 (c)	4,975	4,987
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 7.2332% 1/31/15 (c)	3,930	3,911
Mediacom LLC Tranche C1, term loan 7.2221% 1/31/15 (c)	9,825	9,788
NTL Cable PLC Tranche B, term loan 7.32% 1/10/13 (c)	23,680	23,798
PanAmSat Corp. Tranche B2, term loan 7.8716% 1/3/14 (c)	30,000	30,300
San Juan Cable, Inc. Tranche 1, term loan 7.3537% 10/31/12 (c)	5,955	5,970
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (c)	20,504	20,517
Tranche K2, term loan 7.64% 12/31/13 (c)	20,504	20,517
		384,522
Capital Goods - 2.1%
AGCO Corp. term loan 7.1169% 7/3/09 (c)	9,235	9,258
Alliance Laundry Systems LLC term loan 7.6228% 1/27/12 (c)	441	445
Amsted Industries, Inc.:
term loan 7.3732% 4/5/13 (c)	5,834	5,848
Tranche DD, term loan 4/5/13 (e)	3,111	3,064
Ashtead Group PLC term loan 7.14% 8/31/11 (c)	5,000	4,994
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (c)	4,209	4,219
Dresser, Inc. term loan 8.125% 10/31/13 (c)	9,670	9,730
EnergySolutions, Inc.:
Credit-Linked Deposit 7.57% 6/7/13 (c)	189	191
term loan 7.7592% 6/7/13 (c)	5,760	5,818
Flowserve Corp. term loan 6.8806% 8/10/12 (c)	22,110	22,110
Hexcel Corp. Tranche B, term loan 7.125% 3/1/12 (c)	5,031	5,031
Invensys International Holding Ltd.:
term loan 7.4459% 12/15/10 (c)	1,920	1,925
Tranche B, term loan 7.3984% 1/15/11 (c)	2,080	2,085
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital Goods - continued
Mueller Group, Inc. term loan 7.3879% 10/3/12 (c)	$ 2,133	$ 2,140
NACCO Materials Handling Group, Inc. term loan 7.357% 3/21/13 (c)	1,995	1,988
Sensata Technologies BV term loan 7.1298% 4/27/13 (c)	4,249	4,223
Terex Corp. term loan 7.1169% 7/14/13 (c)	11,960	11,975
Walter Industries, Inc. term loan 7.1546% 10/3/12 (c)	3,950	3,950
		98,994
Chemicals - 4.5%
Basell USA, Inc.:
Tranche B2, term loan 7.6% 8/1/13 (c)	1,730	1,749
Tranche C2, term loan 8.35% 8/1/14 (c)	1,730	1,749
Celanese AG Credit-Linked Deposit 7.57% 4/6/09 (c)	6,000	6,038
Celanese Holding LLC term loan 7.3669% 4/6/11 (c)	42,644	42,857
Hercules, Inc. Tranche B, term loan 6.8699% 10/8/10 (c)	5,370	5,370
Hexion Specialty Chemicals, Inc. term loan 7.3741% 5/5/13 (c)	4,978	4,965
Huntsman International LLC Tranche B, term loan 7.07% 8/16/12 (c)	35,781	35,737
INEOS US Finance:
Tranche B, term loan 7.6111% 1/31/13 (c)	4,825	4,879
Tranche C, term loan 8.1111% 1/31/14 (c)	4,825	4,879
Innophos, Inc. Tranche B, term loan 7.57% 8/13/10 (c)	3,168	3,176
ISP Chemco, Inc. Tranche B, term loan 7.4491% 2/16/13 (c)	7,960	7,970
Lyondell Chemical Co. term loan 7.11% 8/13/13 (c)	32,000	32,120
Mosaic Co. Tranche B, term loan 6.9874% 2/21/12 (c)	14,696	14,660
Nalco Co. Tranche B, term loan 7.1602% 11/4/10 (c)	18,621	18,690
Rockwood Specialties Group, Inc. Tranche E, term loan 7.3756% 7/30/12 (c)	16,480	16,521
Solutia, Inc. Tranche B, term loan 8.96% 3/31/07 (c)	6,690	6,715
		208,075
Consumer Products - 1.0%
ACCO Brands Corp. Tranche B, term loan 7.138% 8/17/12 (c)	1,692	1,698
American Achievement Corp. Tranche B, term loan 7.659% 3/25/11 (c)	2,401	2,416
Central Garden & Pet Co. Tranche B, term loan 6.82% 9/12/12 (c)	4,975	4,969
Jarden Corp.:
term loan 7.3669% 1/24/12 (c)	6,226	6,233
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Jarden Corp.: - continued
Tranche B2, term loan 7.1169% 1/24/12 (c)	$ 3,258	$ 3,254
Jostens IH Corp. Tranche C, term loan 7.3719% 10/4/11 (c)	12,148	12,178
NPI Merger Corp. term loan 7.3669% 4/26/13 (c)	3,781	3,781
Revlon Consumer Products Corp. term loan 11.4459% 7/9/10 (c)	5,626	5,781
Sealy Mattress Co. Tranche E, term loan 7.371% 8/25/12 (c)	6,500	6,484
		46,794
Containers - 2.2%
Berry Plastics Corp. Tranche B, term loan 7.1237% 9/20/13 (c)	15,000	15,000
Bluegrass Container Co. LLC Tranche 1, term loan 7.875% 6/30/13 (c)	12,878	12,990
BWAY Corp. Tranche B, term loan 7.125% 7/17/13 (c)	4,588	4,599
Crown Holdings, Inc.:
term loan B 7.2494% 11/15/12 (c)	13,000	13,033
Tranche B, term loan 7.07% 11/15/12 (c)	10,320	10,346
Graham Packaging Holdings Co. Tranche B1, term loan 7.7252% 10/4/11 (c)	12,761	12,809
Owens-Brockway Glass Container, Inc. Tranche B, term loan 7.07% 6/14/13 (c)	24,010	23,950
Solo Cup Co. Tranche B1, term loan 9.75% 2/27/11 (c)	9,296	9,342
		102,069
Diversified Financial Services - 1.9%
Ameritrade Holding Corp. Tranche B, term loan 6.82% 1/23/13 (c)	14,768	14,768
AWAS Aviation Acquisitions Ltd. Tranche 1, term loan 7.1875% 3/15/13 (c)	21,367	20,806
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B, term loan 8.75% 3/10/10 (c)	9,106	9,095
IPC Acquisition Corp. Class B1, term loan 7.8669% 9/29/13 (c)	2,000	2,010
LPL Holdings, Inc. Tranche B, term loan 8.3015% 6/28/13 (c)	8,928	9,017
Newkirk Master LP Tranche B, term loan 7.0725% 8/11/08 (c)	4,472	4,467
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.0704% 4/18/12 (c)	16,164	16,164
Tranche C, term loan 7.0646% 4/18/12 (c)	9,370	9,370
		85,697
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Adams Outdoor Advertising Ltd. term loan 7.1302% 10/18/12 (c)	$ 2,847	$ 2,850
LBI Media, Inc. Tranche B, term loan 6.7631% 3/31/12 (c)	2,289	2,254
NextMedia Operating, Inc. Tranche 1, term loan 7.32% 11/18/12 (c)	4,336	4,315
Quebecor Media, Inc. Tranche B, term loan 7.3724% 1/17/13 (c)	4,963	4,981
R.H. Donnelley Corp.:
Tranche A4, term loan 6.6238% 12/31/09 (c)	684	680
Tranche D1, term loan 6.8848% 6/30/11 (c)	9,790	9,753
Thomson Media, Inc. Tranche B1, term loan 7.61% 11/8/11 (c)	3,245	3,257
		28,090
Electric Utilities - 4.1%
AES Corp. term loan 7.125% 8/10/11 (c)	8,429	8,429
Calpine Generating Co. LLC Tranche 1, term loan 9.0725% 4/1/09 (c)	16,350	16,759
Covanta Energy Corp. Tranche 1:
Credit-Linked Deposit 7.6206% 6/24/12 (c)	4,504	4,526
term loan 7.6151% 6/24/12 (c)	3,219	3,235
Dynegy Holdings, Inc.:
Tranche B, term loan 7.07% 1/31/12 (c)	2,000	2,000
7.15% 4/19/12 (c)	10,000	9,988
LSP Gen Finance Co. LLC Tranche B1, term loan 7.1169% 5/4/13 (c)	8,428	8,407
Midwest Generation LLC term loan 7.018% 4/27/11 (c)	897	895
Mirant North America LLC term loan 7.07% 1/3/13 (c)	24,854	24,823
NRG Energy, Inc.:
Credit-Linked Deposit 7.3669% 2/1/13 (c)	20,566	20,695
term loan 7.3669% 2/1/13 (c)	81,027	81,533
Primary Energy Finance LLC term loan 9.25% 8/24/12 (c)	1,730	1,730
Reliant Energy, Inc. Tranche B2, term loan 7.655% 4/30/10 (c)	5,975	5,967
		188,987
Energy - 2.8%
Alon USA, Inc. term loan 7.9072% 6/22/13 (c)	3,990	4,020
ATP Oil & Gas Corp. term loan 8.6979% 4/14/10 (c)	2,993	3,019
Boart Longyear Holdings, Inc. Tranche 1LN, term loan 8.5749% 10/6/12 (c)	12,000	12,060
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.6806% 11/15/12 (c)	$ 12,112	$ 12,097
Coffeyville Resources LLC:
Credit-Linked Deposit 7.775% 7/8/11 (c)	4,800	4,818
Tranche B1, term loan 7.6267% 6/24/12 (c)	7,110	7,137
Dresser-Rand Group, Inc. Tranche B, term loan 7.4848% 10/29/11 (c)	2,269	2,272
El Paso Corp. 7.32% 7/31/11 (c)	27,981	28,156
Energy XXI Gulf Coast, Inc. Tranche 2LN, term loan 10.875% 4/4/10 (c)	4,000	3,990
EPCO Holdings, Inc. Tranche C, term loan 7.3722% 8/16/10 (c)	12,870	12,950
MEG Energy Corp.:
term loan 7.375% 4/3/13 (c)	2,488	2,497
Tranche DD, term loan 4/3/13 (e)	2,500	2,478
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 9.75% 10/20/13 (c)	7,548	7,605
Tranche B, 9.75% 10/20/13 (c)	892	899
Petroleum Geo-Services ASA term loan 7.6097% 12/16/12 (c)	2,006	2,019
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4919% 10/31/12 (c)	3,290	3,315
term loan 7.6323% 10/31/12 (c)	13,573	13,674
Vulcan/Plains Resources, Inc. term loan 6.8994% 8/12/11 (c)	2,884	2,884
W&T Offshore, Inc. Tranche B, term loan 7.65% 8/24/10 (c)	4,810	4,834
		130,724
Entertainment/Film - 1.7%
Alliance Atlantis Communications, Inc. Tranche C, term loan 6.8669% 12/19/11 (c)	3,940	3,940
AMC Entertainment, Inc. term loan 7.445% 1/26/13 (c)	10,421	10,512
Cinemark USA, Inc. term loan 7.32% 10/5/13 (c)	14,000	14,088
MGM Holdings II, Inc. Tranche B, term loan 8.6169% 4/8/12 (c)	22,359	22,051
Regal Cinemas Corp. term loan 7.1169% 11/10/10 (c)	27,340	27,238
		77,829
Environmental - 1.4%
Allied Waste Industries, Inc.:
term loan 7.1533% 1/15/12 (c)	42,483	42,483
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (c)	16,856	16,856
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.4599% 4/28/10 (c)	$ 2,000	$ 2,003
Waste Services, Inc. Tranche C, term loan 8.32% 3/31/11 (c)	1,970	1,982
		63,324
Food and Drug Retail - 1.0%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan 7.9373% 7/30/11 (c)	30,989	31,105
SUPERVALU, Inc. Tranche B, term loan 7.1875% 6/2/12 (c)	15,850	15,890
		46,995
Food/Beverage/Tobacco - 1.7%
Bumble Bee Foods LLC Tranche B, term loan 7.1539% 5/2/12 (c)	3,000	2,996
Commonwealth Brands, Inc. term loan 7.6875% 12/22/12 (c)	7,471	7,527
Constellation Brands, Inc. Tranche B, term loan 6.9313% 6/5/13 (c)	36,492	36,674
Del Monte Corp. Tranche B, term loan 6.948% 2/8/12 (c)	9,136	9,148
Herbalife International, Inc. term loan 6.87% 7/21/13 (c)	4,500	4,500
Michael Foods, Inc. Tranche B, term loan 7.5407% 11/21/10 (c)	4,537	4,537
Reddy Ice Group, Inc. term loan 7.1219% 8/12/12 (c)	2,000	2,000
Reynolds American, Inc. Tranche B, term loan 7.3106% 5/31/12 (c)	11,970	12,030
		79,412
Gaming - 2.6%
Alliance Gaming Corp. term loan 9.33% 9/5/09 (c)	3,672	3,691
Ameristar Casinos, Inc. term loan 6.9% 11/10/12 (c)	6,005	6,012
Boyd Gaming Corp. term loan 6.8669% 6/30/11 (c)	13,211	13,228
Choctaw Resort Development Enterprise term loan 7.1176% 11/4/11 (c)	2,058	2,058
Green Valley Ranch Gaming LLC term loan 7.3669% 12/17/11 (c)	3,670	3,670
Herbst Gaming, Inc. term loan 7.3719% 1/7/11 (c)	3,546	3,546
Isle Capri Black Hawk LLC/Isle Capri Black Hawk Capital term loan 7.3822% 10/24/11 (c)	495	495
Kerzner International Ltd.:
term loan 8.39% 9/1/13 (c)	3,125	3,102
Class DD, term loan 8.39% 9/1/13 (c)(e)	1,875	1,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Penn National Gaming, Inc. Tranche B, term loan 7.1289% 10/31/12 (c)	$ 18,385	$ 18,477
Pinnacle Entertainment, Inc. Tranche B, term loan 7.32% 12/14/11 (c)	5,350	5,377
Trump Entertainment Resorts Holdings LP Tranche B, term loan 8.03% 5/20/12 (c)(e)	14,467	14,557
Venetian Casino Resort LLC Tranche B, term loan 7.12% 6/15/11 (c)	24,200	24,261
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (e)	3,369	3,352
8.12% 5/26/13 (c)	7,631	7,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.225% 8/15/13 (c)	9,180	9,214
		120,551
Healthcare - 7.7%
Accellent, Inc. term loan 7.4% 11/22/12 (c)	6,034	6,042
AmeriPath, Inc. Tranche B, term loan 7.39% 10/31/12 (c)	2,985	2,989
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.276% 2/7/12 (c)	10,068	10,080
Community Health Systems, Inc. term loan 7.15% 8/19/11 (c)	43,810	43,756
Concentra Operating Corp. term loan 7.6194% 9/30/11 (c)	7,459	7,478
CONMED Corp. Tranche B, term loan 7.32% 4/12/13 (c)	2,985	2,985
CRC Health Group, Inc. term loan 7.6169% 2/6/13 (c)	1,980	1,980
DaVita, Inc. Tranche B, term loan 7.4253% 10/5/12 (c)	57,858	58,075
DJO, Inc. Tranche B, term loan 6.875% 4/7/13 (c)	2,516	2,509
Encore Medical Finance LLC term loan 7.87% 11/3/13 (c)	3,000	3,004
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7523% 3/31/12 (c)	39,810	39,561
Gentiva Health Services, Inc. term loan 7.6339% 3/31/13 (c)	1,881	1,886
HCA, Inc. term loan 6.57% 11/9/09 (c)	27,800	27,765
HealthSouth Corp. term loan 8.62% 3/10/13 (c)	27,376	27,479
Iasis Healthcare LLC Tranche B, term loan 7.62% 6/22/11 (c)	14,176	14,229
Kinetic Concepts, Inc. Tranche B2, term loan 7.12% 8/11/10 (c)	5,766	5,766
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
LifeCare Holdings, Inc. term loan 7.57% 8/11/12 (c)	$ 3,978	$ 3,600
LifePoint Hospitals, Inc. Tranche B, term loan 6.945% 4/15/12 (c)	22,413	22,301
National Renal Institutes, Inc. term loan 7.5781% 3/31/13 (c)	3,451	3,447
Psychiatric Solutions, Inc. term loan 7.1597% 7/1/12 (c)	8,323	8,333
Quintiles Transnational Corp. Tranche B, term loan 7.37% 3/31/13 (c)	1,990	1,992
Renal Advantage, Inc. Tranche B, term loan 7.89% 9/30/12 (c)	6,650	6,692
Service Corp. International (SCI) term loan 7.32% 10/13/09 (c)	2,070	2,080
Skilled Healthcare Group, Inc. Tranche 1, term loan 8.07% 6/15/12 (c)	3,950	3,980
Team Health, Inc. term loan 7.9% 11/22/12 (c)	16,376	16,417
U.S. Oncology, Inc.:
Tranche B, term loan 7.7619% 8/20/11 (c)	8,529	8,561
Tranche C, term loan 7.9375% 8/20/11 (c)	1,960	1,967
Vanguard Health Holding Co. I term loan 7.8675% 9/23/11 (c)	5,748	5,759
Vicar Operating, Inc. term loan 6.875% 5/16/11 (c)	7,866	7,866
VWR Corp. Tranche B, term loan 7.63% 4/7/11 (c)	6,097	6,112
		354,691
Homebuilding/Real Estate - 1.1%
Apartment Investment & Management Co. term loan 6.9088% 3/22/11 (c)	2,100	2,105
Blount, Inc. Tranche B1, term loan 7.0973% 8/9/10 (c)	1,648	1,642
Capital Automotive (REIT) Tranche B, term loan 7.08% 12/16/10 (c)	7,814	7,844
General Growth Properties, Inc. Tranche A1, term loan 6.57% 2/24/10 (c)	40,000	39,700
Lion Gables Realty LP term loan 7.07% 3/31/07 (c)	1,531	1,533
		52,824
Hotels - 0.2%
Hilton Hotels Corp. Tranche B, term loan 6.7233% 2/22/13 (c)	7,382	7,378
Leisure - 1.4%
Cedar Fair LP term loan 7.8669% 8/30/12 (c)	9,975	10,075
Easton Bell Sports, Inc. Tranche B, term loan 7.118% 3/16/12 (c)	2,617	2,620
London Arena & Waterfront Finance LLC Tranche A, term loan 8.89% 3/8/12 (c)	2,985	3,000
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Leisure - continued
Mega Brands, Inc. Tranche B, term loan 7.1875% 7/26/12 (c)	$ 3,940	$ 3,945
Six Flags Theme Park, Inc. Tranche B1, term loan 8.7299% 6/30/09 (c)	26,011	26,271
Universal City Development Partners Ltd. term loan 7.3873% 6/9/11 (c)	16,741	16,783
		62,694
Metals/Mining - 1.1%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 7.1169% 10/26/12 (c)	14,900	14,881
Compass Minerals Tranche B, term loan 6.8797% 12/22/12 (c)	12,712	12,696
Murray Energy Corp. Tranche 1, term loan 8.4% 1/28/10 (c)	2,955	2,977
Novelis, Inc. term loan 7.7175% 1/7/12 (c)	16,247	16,247
Stillwater Mining Co. term loan 7.625% 7/30/10 (c)	2,135	2,140
		48,941
Paper - 4.1%
Appleton Papers, Inc. term loan 7.645% 6/11/10 (c)	3,205	3,217
Boise Cascade Holdings LLC Tranche D, term loan 7.1083% 10/26/11 (c)	20,632	20,736
Buckeye Technologies, Inc. term loan 7.403% 3/15/08 (c)	2,434	2,427
Georgia-Pacific Corp.:
Tranche 2, term loan 8.39% 12/23/13 (c)	23,000	23,288
Tranche B1, term loan 7.3851% 12/23/12 (c)	74,438	74,856
Graphic Packaging International, Inc. Tranche C, term loan 7.8838% 8/8/10 (c)	15,413	15,548
NewPage Corp. term loan 8.3649% 5/2/11 (c)	4,633	4,656
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.32% 11/1/10 (c)	4,164	4,195
Tranche B, term loan 7.657% 11/1/11 (c)	19,376	19,521
Tranche C, term loan 7.6674% 11/1/11 (c)	8,754	8,820
Tranche C1, term loan 7.625% 11/1/11 (c)	2,809	2,834
Verso Paper Holdings LLC Tranche B, term loan 7.125% 8/1/13 (c)	6,000	6,000
Xerium Technologies, Inc. Tranche B, term loan 7.6169% 5/18/12 (c)	4,866	4,854
		190,952
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - 2.6%
Caribe Information Investments, Inc. term loan 7.6332% 3/31/13 (c)	$ 2,888	$ 2,888
CBD Media, Inc. Tranche D, term loan 7.695% 12/31/09 (c)	4,747	4,777
Cenveo Corp. term loan 7.3886% 6/21/13 (c)	7,112	7,130
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 6.6594% 11/8/08 (c)	2,186	2,175
Tranche B, term loan 6.9169% 5/8/09 (c)	14,797	14,779
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.6426% 9/9/09 (c)	4,114	4,072
Tranche B, term loan 6.8847% 3/9/10 (c)	14,562	14,508
Tranche B1, term loan 6.9052% 3/10/10 (c)	14,700	14,645
R.H. Donnelley Corp. Tranche D2, term loan 6.8863% 6/30/11 (c)	27,608	27,505
Sun Media Corp. Canada Tranche B, term loan 7.1256% 2/7/09 (c)	1,708	1,708
Yell Group PLC term loan B1 7.32% 2/10/13 (c)	24,200	24,351
		118,538
Railroad - 0.5%
Kansas City Southern Railway Co. Tranche B, term loan 7.1119% 4/28/13 (c)	16,958	16,979
RailAmerica, Inc. term loan 7.4375% 9/29/11 (c)	5,474	5,494
		22,473
Restaurants - 1.4%
Arby's Restaurant Group, Inc. Tranche B, term loan 7.6149% 7/25/12 (c)	4,526	4,543
Burger King Corp. Tranche B1, term loan 6.875% 6/30/12 (c)	18,823	18,800
CKE Restaurants, Inc. term loan 7.375% 5/1/10 (c)	913	913
Del Taco Tranche B, term loan 7.62% 3/29/13 (c)	4,975	4,994
Domino's, Inc. term loan 6.8804% 6/25/10 (c)	15,448	15,429
El Pollo Loco, Inc. Tranche B, term loan 8.4% 11/18/11 (c)	1,985	1,992
Jack in the Box, Inc. term loan 6.882% 1/8/11 (c)	3,498	3,494
Landry's Seafood Restaurants, Inc. term loan 7.1201% 12/28/10 (c)	7,983	7,973
Sonic Corp. term loan 7.32% 9/14/13 (c)	4,320	4,331
		62,469
Services - 2.2%
Acosta, Inc. term loan 8.08% 7/28/13 (c)	2,993	3,019
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
Audatex North America, Inc. Tranche 1, term loan 7.62% 4/13/13 (c)	$ 1,995	$ 2,007
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 6.63% 4/19/12 (c)	3,829	3,809
CACI International, Inc. Tranche B, term loan 6.9297% 4/30/11 (c)	4,924	4,921
Coinmach Corp. Tranche B1, term loan 7.898% 12/19/12 (c)	5,982	6,034
Coinstar, Inc. term loan 7.5096% 7/1/11 (c)	5,547	5,574
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7.875% 5/23/13 (c)	3,983	4,007
Hertz Corp.:
Credit-Linked Deposit 7.64% 12/21/12 (c)	1,444	1,455
Tranche B, term loan 7.6539% 12/21/12 (c)	11,476	11,562
IAP Worldwide Services, Inc. Tranche 1, term loan 8.4375% 12/27/12 (c)	2,978	2,963
Iron Mountain, Inc.:
term loan 7.0938% 4/2/11 (c)	6,296	6,296
Tranche C, term loan 7.1563% 4/2/11 (c)	13,653	13,653
JohnsonDiversey, Inc.:
Tranche B, term loan 7.97% 12/16/11 (c)	1,837	1,851
Tranche DD, term loan 7.83% 12/16/10 (c)	509	512
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	4,705	4,723
Tranche B, Credit-Linked Deposit 7.22% 2/14/11 (c)	1,937	1,944
US Investigations Services, Inc.:
term loan 7.89% 10/14/12 (c)	5,920	5,942
term loan D 7.89% 10/14/12 (c)	2,000	2,005
Tranche C, term loan 7.89% 10/14/12 (c)	1,978	1,986
West Corp. term loan 8.07% 10/24/13 (c)	18,000	18,000
		102,263
Shipping - 0.3%
Baker Tanks, Inc. Tranche B, term loan 7.82% 11/23/12 (c)	884	888
Horizon Lines LLC Tranche C, term loan 7.62% 7/7/11 (c)	3,763	3,773
Laidlaw International, Inc. Class B, term loan 7.1169% 7/31/13 (c)	8,978	9,034
		13,695
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 1.9%
Buhrmann US, Inc. Tranche D1, term loan 7.179% 12/31/10 (c)	$ 5,562	$ 5,562
FTD, Inc. term loan 7.35% 7/28/13 (c)	3,860	3,870
Gold Toe Investment Corp.:
Tranche 1LN, term loan 8.13% 10/30/13 (c)	6,000	6,045
Tranche 2LN, term loan 11.38% 10/20/14 (c)	2,000	2,030
J. Crew Group, Inc. term loan 7.1365% 5/15/13 (c)	5,588	5,574
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (c)	17,000	17,064
Neiman Marcus Group, Inc. term loan 7.6406% 4/6/13 (c)	10,190	10,266
Oriental Trading Co., Inc. Tranche 1, term loan 8.1867% 7/31/13 (c)	3,990	4,000
PETCO Animal Supplies, Inc. term loan 8.1% 10/26/12 (c)	9,950	10,000
The Pep Boys - Manny, Moe & Jack term loan 8.07% 10/25/13 (c)	3,700	3,742
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (c)	19,000	19,048
		87,201
Technology - 4.6%
Acxiom Corp. term loan 7.1767% 9/15/12 (c)	9,000	9,045
Advanced Micro Devices, Inc. term loan 7.57% 12/31/13 (c)	10,000	10,038
Affiliated Computer Services, Inc.:
term loan 7.3888% 3/20/13 (c)	18,242	18,288
Tranche B2, term loan 7.395% 3/20/13 (c)	13,960	13,995
AMI Semiconductor, Inc. term loan 6.82% 4/1/12 (c)	4,930	4,893
Eastman Kodak Co.:
term loan 7.5825% 10/18/12 (c)	16,875	16,918
Tranche DD, term loan 7.57% 10/20/12 (c)	2,000	2,005
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.57% 3/9/11 (c)	1,975	1,960
Tranche B, term loan 7.07% 3/9/13 (c)	19,303	19,351
Infor Global Solutions Tranche 7, term loan 9.12% 7/28/12 (c)	2,000	2,020
K & F Industries, Inc. term loan 7.32% 11/18/12 (c)	8,544	8,586
ON Semiconductor Corp. Tranche H, term loan 7.62% 12/15/11 (c)	5,326	5,340
Open Text Corp. term loan 7.9% 10/2/13 (c)	6,000	6,030
Sanmina-SCI Corp. term loan 7.88% 1/31/08 (c)	5,000	5,006
Serena Software, Inc. term loan 7.6181% 3/10/13 (c)	5,625	5,639
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Technology - continued
SunGard Data Systems, Inc. Tranche B, term loan 7.9994% 2/10/13 (c)	$ 69,103	$ 69,707
Verifone, Inc. Tranche B, term loan 7.12% 10/31/13 (c)	11,000	11,028
		209,849
Telecommunications - 4.7%
Alaska Communications Systems Holding term loan 7.1169% 2/1/12 (c)	5,000	4,994
American Cellular Corp.:
term loan B 7.6299% 8/7/13 (c)	5,685	5,699
term loan DD 7.63% 8/7/13 (c)(e)	2,685	2,678
Centennial Cellular Operating Co. LLC term loan 7.6156% 2/9/11 (c)	15,635	15,713
Cincinnati Bell, Inc. Tranche B, term loan 6.9261% 8/31/12 (c)	12,870	12,846
Consolidated Communications, Inc. Tranche D, term loan 7.3771% 10/14/11 (c)	2,000	2,000
Crown Castle Operating Co. Tranche B, term loan 7.65% 6/1/14 (c)	32,918	33,041
Digicel International Finance Ltd. term loan 7.875% 7/31/13 (c)	4,000	4,000
Intelsat Ltd. Tranche B, term loan 7.6216% 7/3/13 (c)	29,667	29,964
Iowa Telecommunication Services, Inc. Tranche B, term loan 7.1238% 11/23/11 (c)	4,000	4,000
Leap Wireless International, Inc. Tranche B, term loan 8.1169% 6/16/13 (c)	6,983	7,044
Level 3 Communications, Inc. term loan 8.3975% 12/2/11 (c)	12,500	12,500
Madison River Capital LLC/Madison River Finance Corp. Tranche B1, term loan 7.62% 7/29/12 (c)	4,952	4,983
NTELOS, Inc. Tranche B1, term loan 7.57% 8/24/11 (c)	6,878	6,903
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,151
Time Warner Telecom, Inc. Tranche B, term loan 7.57% 1/7/13 (c)	6,000	6,038
Triton PCS, Inc. term loan 8.57% 11/18/09 (c)	7,808	7,886
Wind Telecomunicazioni Spa:
Tranche B, term loan 8.1684% 9/21/13 (c)	7,500	7,538
Tranche C, term loan 8.6684% 9/21/14 (c)	7,500	7,538
Windstream Corp. Class B, term loan 7.12% 7/17/13 (c)	32,000	32,200
		218,716
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Textiles & Apparel - 0.9%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (c)	$ 4,000	$ 4,105
term loan B1 7.6786% 9/5/13 (c)	20,000	20,150
Warnaco Group, Inc. term loan 6.8597% 1/31/13 (c)	6,965	6,921
William Carter Co. term loan 6.8673% 6/29/12 (c)	7,858	7,843
		39,019
TOTAL FLOATING RATE LOANS (Cost $3,627,919)		3,634,130
Nonconvertible Bonds - 10.9%

Air Transportation - 0.2%
Continental Airlines, Inc. 8.5225% 6/2/13 (c)	2,000	2,015
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	6,000	6,015
		8,030
Automotive - 1.6%
Ford Motor Credit Co.:
4.95% 1/15/08	2,000	1,950
6.1938% 9/28/07 (c)	16,000	15,880
6.34% 3/21/07 (c)	8,500	8,469
6.3663% 11/16/06 (c)	22,000	21,998
8.4656% 11/2/07 (c)	4,000	4,055
9.8238% 4/15/12 (c)	7,000	7,289
General Motors Acceptance Corp.:
6.2738% 1/16/07 (c)	4,000	3,999
6.3238% 7/16/07 (c)	4,000	3,998
7.6% 12/1/14 (c)	2,000	2,035
8% 11/1/31	4,000	4,260
		73,933
Broadcasting - 0.2%
Radio One, Inc. 8.875% 7/1/11	7,000	7,184
Cable TV - 0.5%
Cablevision Systems Corp. 9.87% 4/1/09 (c)	3,000	3,128
CSC Holdings, Inc.:
7.25% 7/15/08	2,000	2,020
7.875% 12/15/07	8,000	8,120
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,037
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
EchoStar DBS Corp.:
5.75% 10/1/08	$ 4,000	$ 3,975
7% 10/1/13 (b)	3,000	2,963
		22,243
Capital Goods - 0.0%
Case New Holland, Inc. 9.25% 8/1/11	2,000	2,120
Chemicals - 0.0%
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	2,000	2,140
Containers - 0.3%
Impress Holdings BV 8.515% 9/15/13 (b)(c)	7,720	7,759
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	5,000	5,125
		12,884
Electric Utilities - 0.8%
AES Corp. 8.75% 6/15/08	3,000	3,101
CMS Energy Corp. 9.875% 10/15/07	12,000	12,450
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,113
Reliant Energy, Inc. 9.25% 7/15/10	3,000	3,105
TECO Energy, Inc.:
6.125% 5/1/07	4,000	3,993
7.3713% 5/1/10 (c)	5,000	5,100
		36,862
Energy - 1.6%
El Paso Corp.:
6.5% 6/1/08	3,000	3,016
7.625% 8/16/07	8,000	8,080
El Paso Energy Corp. 6.95% 12/15/07	6,350	6,421
Parker Drilling Co. 10.15% 9/1/10 (c)	4,703	4,803
Pemex Project Funding Master Trust 6.69% 6/15/10 (b)(c)	18,000	18,558
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,105
9.5% 2/1/13	2,000	2,173
Sonat, Inc. 7.625% 7/15/11	3,000	3,075
Southern Natural Gas Co.:
6.125% 9/15/08	2,000	2,000
8.875% 3/15/10	840	882
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Williams Companies, Inc. 7.3716% 10/1/10 (b)(c)	$ 17,000	$ 17,340
Williams Companies, Inc. Credit Linked Certificate Trust IV 8.7388% 5/1/09 (b)(c)	7,000	7,289
		75,742
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,115
10.25% 8/1/07	2,000	2,058
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,015
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,933
		10,121
Healthcare - 0.1%
HealthSouth Corp. 11.4181% 6/15/14 (b)(c)	2,000	2,043
Service Corp. International (SCI) 6.5% 3/15/08	2,000	1,995
		4,038
Leisure - 0.1%
Universal City Florida Holding Co. I/II 10.1213% 5/1/10 (c)	5,140	5,288
Metals/Mining - 0.7%
FMG Finance Pty Ltd. 9.405% 9/1/11 (b)(c)	10,000	9,625
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,970
10.125% 2/1/10	13,470	14,278
		31,873
Paper - 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp. 8.2488% 10/15/12 (c)	2,190	2,217
Publishing/Printing - 0.2%
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	6,000	6,300
R.H. Donnelley Corp. 8.875% 1/15/16	4,000	4,125
		10,425
Services - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.905% 5/15/14 (b)(c)	1,650	1,613
Shipping - 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,030
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,530
		5,560
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 0.4%
GSC Holdings Corp./Gamestop, Inc. 9.2466% 10/1/11 (c)	$ 16,000	$ 16,640
Technology - 0.8%
Nortel Networks Corp. 9.6238% 7/15/11 (b)(c)	17,380	18,032
NXP BV 8.118% 10/15/13 (b)(c)	19,000	19,166
		37,198
Telecommunications - 3.0%
America Movil SA de CV 6.005% 4/27/07 (c)	1,000	1,002
Centennial Communications Corp. 11.1216% 1/1/13 (c)	2,000	2,080
Embarq Corp. 6.738% 6/1/13	7,111	7,309
Intelsat Ltd. 11.64% 6/15/13 (b)(c)	2,000	2,115
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (c)	7,000	7,096
Qwest Communications International, Inc. 8.905% 2/15/09 (c)	9,000	9,135
Qwest Corp. 8.64% 6/15/13 (c)	56,150	60,429
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,996
8.515% 12/15/10 (c)	38,450	39,315
Rural Cellular Corp. 8.25% 3/15/12	6,000	6,180
Time Warner Telecom Holdings, Inc. 9.405% 2/15/11 (c)	1,000	1,020
		138,677
TOTAL NONCONVERTIBLE BONDS (Cost $497,931)		504,788
U.S. Treasury Obligations - 0.4%

U.S. Treasury Notes 3.375% 2/28/07 (Cost $16,986)	17,000	16,904
Money Market Funds - 12.2%
	Shares
Fidelity Cash Central Fund, 5.34% (a)	395,715,797	395,716
Fidelity Money Market Central Fund, 5.39% (a)	167,134,906	167,135
TOTAL MONEY MARKET FUNDS (Cost $562,851)		562,851
Cash Equivalents - 0.8%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $37,438)	$ 37,444	$ 37,438
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $4,743,125)		4,756,111
NET OTHER ASSETS - (3.1)%		(142,428)
NET ASSETS - 100%		$ 4,613,683
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,503,000 or 2.3% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $21,978,000 and $21,939,000, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$37,438,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 20,442
Banc of America Securities LLC	5,272
Barclays Capital, Inc.	11,724
$ 37,438
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20,606
Fidelity Money Market Central Fund	8,271
Total	$ 28,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $37,438) - See accompanying schedule: Unaffiliated issuers (cost $4,180,274)	$ 4,193,260
Fidelity Central Funds (cost $562,851)	562,851
Total Investments (cost $4,743,125)		$ 4,756,111
Cash		1,529
Receivable for investments sold		15,387
Receivable for fund shares sold		5,525
Interest receivable		36,178
Total assets		4,814,730

Liabilities
Payable for investments purchased	$ 184,670
Payable for fund shares redeemed	8,038
Distributions payable	4,614
Accrued management fee	2,565
Distribution fees payable	524
Other affiliated payables	566
Other payables and accrued expenses	70
Total liabilities		201,047

Net Assets		$ 4,613,683
Net Assets consist of:
Paid in capital		$ 4,595,365
Undistributed net investment income		3,814
Accumulated undistributed net realized gain (loss) on investments		1,518
Net unrealized appreciation (depreciation) on investments		12,986
Net Assets		$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($285,419 ÷ 28,683 shares)	$ 9.95

Maximum offering price per share (100/96.25 of $9.95)	$ 10.34
Class T: Net Asset Value and redemption price per share ($472,239 ÷ 47,507 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class B: Net Asset Value and offering price per share ($142,774 ÷ 14,364 shares)A	$ 9.94

Class C: Net Asset Value and offering price per share ($449,524 ÷ 45,183 shares)A	$ 9.95

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,988,567 ÷ 300,625 shares)	$ 9.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($275,160 ÷ 27,692 shares)	$ 9.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Interest		$ 273,909
Income from Fidelity Central Funds		28,877
Total income		302,786

Expenses
Management fee	$ 29,940
Transfer agent fees	5,329
Distribution fees	6,773
Accounting fees and expenses	1,391
Custodian fees and expenses	106
Independent trustees' compensation	17
Registration fees	255
Audit	137
Legal	94
Interest	4
Miscellaneous	70
Total expenses before reductions	44,116
Expense reductions	(112)	44,004
Net investment income		258,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,037
Change in net unrealized appreciation (depreciation) on investment securities		(12,428)
Net gain (loss)		(9,391)
Net increase (decrease) in net assets resulting from operations		$ 249,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 258,782	$ 168,450
Net realized gain (loss)	3,037	2,418
Change in net unrealized appreciation (depreciation)	(12,428)	(9,021)
Net increase (decrease) in net assets resulting from operations	249,391	161,847
Distributions to shareholders from net investment income	(254,554)	(166,193)
Distributions to shareholders from net realized gain	-	(3,785)
Total distributions	(254,554)	(169,978)
Share transactions - net increase (decrease)	327,553	740,096
Redemption fees	305	399
Total increase (decrease) in net assets	322,695	732,364

Net Assets
Beginning of period	4,290,988	3,558,624
End of period (including undistributed net investment income of $3,814 and undistributed net investment income of $1,612, respectively)	$ 4,613,683	$ 4,290,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.88	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.571	.404	.285	.292	.352
Net realized and unrealized gain (loss)	(.022)	(.008)	.098	.447	(.264)
Total from investment operations	.549	.396	.383	.739	.088
Distributions from net investment income	(.560)	(.397)	(.295)	(.311)	(.339)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.560)	(.407)	(.295)	(.311)	(.339)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Total Return A, B	5.66%	4.05%	3.96%	7.95%	.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.12%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.09%
Net investment income	5.73%	4.05%	2.90%	3.04%	3.64%
Supplemental Data
Net assets, end of period (in millions)	$ 285	$ 312	$ 299	$ 88	$ 37
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.564	.396	.276	.285	.342
Net realized and unrealized gain (loss)	(.022)	(.007)	.098	.446	(.263)
Total from investment operations	.542	.389	.374	.731	.079
Distributions from net investment income	(.553)	(.390)	(.286)	(.303)	(.330)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.553)	(.400)	(.286)	(.303)	(.330)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.60%	3.98%	3.87%	7.87%	.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.13%	1.17%	1.18%	1.20%
Expenses net of fee waivers, if any	1.11%	1.13%	1.17%	1.18%	1.19%
Expenses net of all reductions	1.11%	1.13%	1.17%	1.18%	1.19%
Net investment income	5.67%	3.98%	2.81%	2.96%	3.54%
Supplemental Data
Net assets, end of period (in millions)	$ 472	$ 511	$ 389	$ 113	$ 75
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.513	.346	.231	.243	.298
Net realized and unrealized gain (loss)	(.022)	(.008)	.096	.444	(.263)
Total from investment operations	.491	.338	.327	.687	.035
Distributions from net investment income	(.502)	(.339)	(.239)	(.259)	(.286)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.502)	(.349)	(.239)	(.259)	(.286)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.06%	3.46%	3.38%	7.38%	.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.64%	1.65%	1.64%	1.65%
Expenses net of fee waivers, if any	1.63%	1.64%	1.65%	1.63%	1.64%
Expenses net of all reductions	1.62%	1.64%	1.65%	1.63%	1.64%
Net investment income	5.16%	3.47%	2.33%	2.50%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 173	$ 184	$ 134	$ 118
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.87	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.508	.341	.224	.235	.290
Net realized and unrealized gain (loss)	(.022)	(.008)	.107	.434	(.263)
Total from investment operations	.486	.333	.331	.669	.027
Distributions from net investment income	(.497)	(.334)	(.233)	(.251)	(.278)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.497)	(.344)	(.233)	(.251)	(.278)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Total Return A, B	5.00%	3.40%	3.41%	7.18%	.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.69%	1.71%	1.72%	1.73%
Expenses net of fee waivers, if any	1.68%	1.69%	1.71%	1.71%	1.73%
Expenses net of all reductions	1.68%	1.69%	1.71%	1.71%	1.73%
Net investment income	5.10%	3.42%	2.27%	2.42%	3.00%
Supplemental Data
Net assets, end of period (in millions)	$ 450	$ 539	$ 524	$ 269	$ 235
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2006	2005	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income B	.593	.427	.309	.311	.040
Net realized and unrealized gain (loss)	(.021)	(.008)	.099	.450	(.084)
Total from investment operations	.572	.419	.408	.761	(.044)
Distributions from net investment income	(.583)	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.583)	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, H	5.92%	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.82%	.84%	.86%	1.15% G
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.95% G
Expenses net of all reductions	.81%	.82%	.84%	.86%	.94% G
Net investment income	5.97%	4.29%	3.14%	3.27%	3.99% G
Supplemental Data
Net assets, end of period (in millions)	$ 2,989	$ 2,471	$ 1,982	$ 811	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Annualized

H Total returns for periods less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.86	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income B	.591	.424	.304	.312	.365
Net realized and unrealized gain (loss)	(.021)	(.007)	.110	.436	(.262)
Total from investment operations	.570	.417	.414	.748	.103
Distributions from net investment income	(.581)	(.418)	(.316)	(.330)	(.354)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.581)	(.428)	(.316)	(.330)	(.354)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Total Return A	5.89%	4.27%	4.29%	8.06%	1.06%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.85%	.87%	.90%	.94%
Expenses net of fee waivers, if any	.84%	.85%	.87%	.89%	.94%
Expenses net of all reductions	.83%	.85%	.87%	.89%	.93%
Net investment income	5.95%	4.26%	3.11%	3.24%	3.79%
Supplemental Data
Net assets, end of period (in millions)	$ 275	$ 285	$ 182	$ 36	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

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1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,323
Unrealized depreciation	(7,238)
Net unrealized appreciation (depreciation)	14,085
Undistributed ordinary income	2,379
Undistributed long-term capital gain	689

Cost for federal income tax purposes	$ 4,742,026

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 254,554	$ 169,978

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $2,746,157 and $2,400,048, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

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4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 459	$ 8
Class T	0%	.25%	1,254	-
Class B	.55%	.15%	1,104	868
Class C	.55%	.25%	3,956	861
			$ 6,773	$ 1,737

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 125
Class T	62
Class B*	344
Class C*	195
$ 726

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 555.18
Class T	722.14
Class B	331.21
Class C	805.16
Fidelity Floating Rate High Income Fund	2,566.09
Institutional Class	350.12
	$ 5,329

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,971. The weighted average interest rate was 4.25%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	4
$ 5

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 17,229	$ 12,889
Class T	27,896	18,576
Class B	7,934	6,130
Class C	24,590	18,615
Fidelity Floating Rate High Income Fund	159,948	99,532
Institutional Class	16,957	10,451
Total	$ 254,554	$ 166,193
From net realized gain
Class A	$ -	$ 311
Class T	-	412
Class B	-	184
Class C	-	543
Fidelity Floating Rate High Income Fund	-	2,131
Institutional Class	-	204
Total	$ -	$ 3,785

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	12,422	17,372	$ 123,689	$ 173,298
Reinvestment of distributions	1,255	972	12,492	9,697
Shares redeemed	(16,310)	(17,054)	(162,319)	(170,023)
Net increase (decrease)	(2,633)	1,290	$ (26,138)	$ 12,972
Class T
Shares sold	17,758	30,403	$ 176,613	$ 302,938
Reinvestment of distributions	2,513	1,707	24,979	17,036
Shares redeemed	(24,131)	(19,747)	(239,998)	(196,695)
Net increase (decrease)	(3,860)	12,363	$ (38,406)	$ 123,279
Class B
Shares sold	1,874	3,269	$ 18,623	$ 32,570
Reinvestment of distributions	591	468	5,877	4,667
Shares redeemed	(5,517)	(4,746)	(54,870)	(47,274)
Net increase (decrease)	(3,052)	(1,009)	$ (30,370)	$ (10,037)
Class C
Shares sold	9,134	18,049	$ 90,864	$ 180,076
Reinvestment of distributions	1,673	1,287	16,649	12,828
Shares redeemed	(19,730)	(17,764)	(196,393)	(177,066)
Net increase (decrease)	(8,923)	1,572	$ (88,880)	$ 15,838
Fidelity Floating Rate High Income Fund
Shares sold	141,867	151,558	$ 1,411,172	$ 1,511,153
Reinvestment of distributions	13,747	8,742	136,672	87,090
Shares redeemed	(103,278)	(110,895)	(1,027,044)	(1,103,883)
Net increase (decrease)	52,336	49,405	$ 520,800	$ 494,360
Institutional Class
Shares sold	16,093	21,744	$ 159,986	$ 216,646
Reinvestment of distributions	756	444	7,512	4,394
Shares redeemed	(17,805)	(11,790)	(176,951)	(117,356)
Net increase (decrease)	(956)	10,398	$ (9,453)	$ 103,684

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Floating Rate High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Floating Rate High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Floating Rate High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Christine McConnell (48)

Year of Election or Appointment: 2000

Vice President of Advisor Floating Rate High Income. Prior to assuming her current responsibilities, Ms. McConnell worked as a research analyst and manager. Ms. McConnell also serves as Vice President of FMR and FMR Co., Inc. (2003)

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Floating Rate High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Floating Rate High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Floating Rate High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Floating Rate High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Floating Rate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Floating Rate High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.00	$.002
Class T	12/04/06	12/01/06	$.00	$.002
Class B	12/04/06	12/01/06	$.00	$.002
Class C	12/04/06	12/01/06	$.00	$.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2006, $1,854,994, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $204,083,499 of distributions paid during the period November 1, 2005 to October 31,2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Floating Rate High Income (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Floating Rate High Income (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one- and three-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 61% means that 39% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2005. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFR-UANN-1206
1.784741.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	5.89%	4.69%	4.59%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the CS Leveraged Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market enjoyed a solid return for the 12 months ending October 31, 2006, with the S&P®/LSTA Leveraged Performing Loan Index posting a return of 6.61%, comprising 7.42% from income and a price decline of 81 basis points (bps). The loan market continued to post strong growth in the face of record-high new issuance helped by an inverted yield curve. The market value of the index increased 40% from $230 billion to approximately $330 billion. Nonetheless, credit spreads essentially held their own at approximately 250 bps, buoyed by strong demand from collateralized loan obligations (CLOs). During the period, LIBOR (London Interbank Offered Rate) rose 111 bps from 4.26% to 5.37%. The price of loans in the secondary market dropped from 100.51 to 100, according to S&P. The default rate remained low, at 1.53%, as of October 31, 2006. The composition of the S&P index saw an increase in the number of large deals, with a focus on mergers and acquisitions and dividend recapitalizations, involving such firms as Cablevision Systems, TD Waterhouse/Ameritrade, Georgia-Pacific, VNU and Affiliated Computers.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 5.89%, underperforming the 6.83% return of the Credit Suisse (CS) Leveraged Loan Index. The fund's performance versus the CS index was held back by overweighting higher-quality issues, which underperformed lower-quality debt, especially bankruptcies and developing distressed situations. Among distressed power producers, underweighting Calpine and not owning American National Power or Intergen hurt performance, as did not owning and underweighting bankrupt companies Refco Finance and United Air Lines, respectively. A modest cash position further detracted from returns. Underweighting autos and auto-related names (not owning Collins & Aikman or Meridian Auto) and food/tobacco companies (not owning Le Natures) helped performance, as did security selection in cable/wireless (timely trading in Adelphia) and a good pick in telecommunications (Qwest). Some securities just mentioned were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,027.70	$ 5.32
Hypothetical A	$ 1,000.00	$ 1,019.96	$ 5.30
Class T
Actual	$ 1,000.00	$ 1,027.50	$ 5.62
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,024.80	$ 8.22
Hypothetical A	$ 1,000.00	$ 1,017.09	$ 8.19
Class C
Actual	$ 1,000.00	$ 1,024.50	$ 8.47
Hypothetical A	$ 1,000.00	$ 1,016.84	$ 8.44
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,029.00	$ 4.09
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class
Actual	$ 1,000.00	$ 1,029.90	$ 4.25
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.04%
Class T	1.10%
Class B	1.61%
Class C	1.66%
Fidelity Floating Rate High Income Fund	.80%
Institutional Class	.83%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	2.5
NRG Energy, Inc.	2.5	2.5
CSC Holdings, Inc.	2.2	2.2
Georgia-Pacific Corp.	2.1	2.2
Qwest Corp.	1.5	2.2
	11.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	8.8	12.5
Healthcare	7.8	7.5
Telecommunications	7.7	7.5
Technology	5.4	4.9
Electric Utilities	4.9	5.1
Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
U.S.Government and U.S.Government Agency Obligations 0.4%	U.S.Government and U.S.Government Agency Obligations 0.4%
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 2.0%	BBB 0.4%
BB 48.5%	BB 40.8%
B 26.0%	B 36.2%
CCC, CC, C 0.2%	CCC, CC, C 0.7%
Not Rated 13.0%	Not Rated 10.8%
Short-Term Investments and Net Other Assets 9.9%	Short-Term Investments and Net Other Assets 10.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Floating Rate Loans 78.8%		Floating Rate Loans 76.3%
	Nonconvertible Bonds 10.9%		Nonconvertible Bonds 12.6%
	U.S. Government and U.S. Government Agency Obligations 0.4%		U.S. Government and U.S. Government Agency Obligations 0.4%
	Short-Term Investments and Net Other Assets 9.9%		Short-Term Investments and Net Other Assets 10.7%
* Foreign investments	5.9%	** Foreign investments	4.7%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Floating Rate Loans (d) - 78.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.6275% 8/24/12 (c)	$ 11,870	$ 11,885
DRS Technologies, Inc. term loan 6.8866% 1/31/13 (c)	1,721	1,724
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 7.57% 12/31/11 (c)	14,003	14,108
Transdigm, Inc. term loan 7.3888% 6/23/13 (c)	13,500	13,551
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.58% 9/29/13 (c)	7,790	7,829
Tranche 2LN, term loan 11.125% 3/28/14 (c)	1,700	1,732
		50,829
Air Transportation - 0.8%
Delta Air Lines, Inc. Tranche B, term loan 10.0225% 3/16/08 (c)	1,290	1,313
UAL Corp.:
Tranche B, term loan 9.25% 2/1/12 (c)	19,154	19,345
Tranche DD, term loan 9.125% 2/1/12 (c)	2,736	2,764
US Airways Group, Inc. term loan 8.8669% 3/31/11 (c)	11,000	11,055
		34,477
Automotive - 2.9%
AM General LLC:
LOC 7.32% 9/30/12 (c)	97	98
term loan B 8.3533% 9/30/13 (c)	2,903	2,925
Dana Corp. term loan 7.65% 4/13/08 (c)	14,120	14,138
Delphi Corp.:
revolver loan 12.25% 6/18/09 (c)	1,934	1,973
Tranche B, term loan:
8.125% 10/8/07 (c)	14,690	14,800
13.75% 6/14/11 (c)	16,998	17,614
Enersys Capital, Inc. term loan 7.4504% 3/17/11 (c)	978	981
Federal-Mogul Financing Trust term loan 7.375% 12/9/06 (c)	8,700	8,689
Goodyear Tire & Rubber Co. Tranche 1, Credit-Linked Deposit 7.07% 4/30/10 (c)	22,820	22,849
Mark IV Industries, Inc. Tranche B1, term loan 8.0223% 6/21/11 (c)	3,990	4,025
Rexnord Corp. Tranche B, term loan 7.876% 7/19/13 (c)	11,000	11,110
Tenneco Auto, Inc.:
Tranche B, term loan 7.4% 12/12/10 (c)	3,042	3,053
Tranche B1, Credit-Linked Deposit 7.33% 12/12/10 (c)	1,336	1,341
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. Tranche B, term loan 7.1119% 12/1/11 (c)	$ 7,516	$ 7,506
TRW Automotive Holdings Corp.:
Tranche B, term loan 7.1875% 6/30/12 (c)	2,272	2,266
Tranche B2, term loan 6.8125% 6/30/12 (c)	1,985	1,980
Tranche E, term loan 6.75% 10/31/10 (c)	14,738	14,701
Visteon Corp. term loan 8.61% 6/13/13 (c)	5,000	5,000
		135,049
Broadcasting - 2.8%
Cumulus Media, Inc. term loan 7.4525% 6/7/13 (c)	1,995	2,005
Emmis Operating Co.:
Tranche B, term loan 7.32% 11/2/13 (c)	7,000	7,035
Tranche B, term loan 8.75% 11/10/11 (c)	5,106	5,131
Entravision Communication Corp. term loan 6.87% 3/29/13 (c)	5,910	5,888
Gray Television, Inc.:
Tranche B, term loan 6.8771% 11/22/12 (c)	8,111	8,091
Tranche B2, term loan 6.88% 5/22/13 (c)	2,481	2,475
Montecito Broadcast Group LLC Tranche 1, term loan 7.82% 1/27/13 (c)	1,985	1,992
Nexstar Broadcasting, Inc. Tranche B, term loan 7.1169% 10/1/12 (c)	17,957	17,890
Paxson Communications Corp. term loan 8.6238% 1/15/12 (c)	6,000	6,098
Raycom TV Broadcasting, Inc. Tranche B, term loan 6.875% 8/28/13 (c)	5,953	5,909
Spanish Broadcasting System, Inc. Tranche 1, term loan 7.12% 6/10/12 (c)	7,880	7,880
VNU, Inc. term loan 8.19% 8/9/13 (c)	60,000	60,225
		130,619
Building Materials - 0.6%
Goodman Global Holdings, Inc. Tranche C, term loan 7.25% 12/23/11 (c)	5,780	5,794
Masonite International Corp. term loan 7.3799% 4/5/13 (c)	16,253	15,846
Nortek Holdings, Inc. Tranche B, term loan 7.3249% 8/27/11 (c)	7,760	7,750
		29,390
Cable TV - 8.3%
Cebridge Connections, Inc. Tranche 1, term loan 7.62% 11/5/13 (c)	1,000	999
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (c)	$ 125,000	$ 125,924
CSC Holdings, Inc. Tranche B, term loan 7.148% 3/29/13 (c)	93,567	93,509
DIRECTV Holdings LLC Tranche B, term loan 6.82% 4/13/13 (c)	34,239	34,239
Insight Midwest Holdings LLC Tranche B, term loan 7.57% 4/6/14 (c)(e)	10,000	10,063
Liberty Cablevision of Puerto Rico LTC term loan 7.65% 3/1/13 (c)	4,975	4,987
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 7.2332% 1/31/15 (c)	3,930	3,911
Mediacom LLC Tranche C1, term loan 7.2221% 1/31/15 (c)	9,825	9,788
NTL Cable PLC Tranche B, term loan 7.32% 1/10/13 (c)	23,680	23,798
PanAmSat Corp. Tranche B2, term loan 7.8716% 1/3/14 (c)	30,000	30,300
San Juan Cable, Inc. Tranche 1, term loan 7.3537% 10/31/12 (c)	5,955	5,970
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (c)	20,504	20,517
Tranche K2, term loan 7.64% 12/31/13 (c)	20,504	20,517
		384,522
Capital Goods - 2.1%
AGCO Corp. term loan 7.1169% 7/3/09 (c)	9,235	9,258
Alliance Laundry Systems LLC term loan 7.6228% 1/27/12 (c)	441	445
Amsted Industries, Inc.:
term loan 7.3732% 4/5/13 (c)	5,834	5,848
Tranche DD, term loan 4/5/13 (e)	3,111	3,064
Ashtead Group PLC term loan 7.14% 8/31/11 (c)	5,000	4,994
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (c)	4,209	4,219
Dresser, Inc. term loan 8.125% 10/31/13 (c)	9,670	9,730
EnergySolutions, Inc.:
Credit-Linked Deposit 7.57% 6/7/13 (c)	189	191
term loan 7.7592% 6/7/13 (c)	5,760	5,818
Flowserve Corp. term loan 6.8806% 8/10/12 (c)	22,110	22,110
Hexcel Corp. Tranche B, term loan 7.125% 3/1/12 (c)	5,031	5,031
Invensys International Holding Ltd.:
term loan 7.4459% 12/15/10 (c)	1,920	1,925
Tranche B, term loan 7.3984% 1/15/11 (c)	2,080	2,085
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital Goods - continued
Mueller Group, Inc. term loan 7.3879% 10/3/12 (c)	$ 2,133	$ 2,140
NACCO Materials Handling Group, Inc. term loan 7.357% 3/21/13 (c)	1,995	1,988
Sensata Technologies BV term loan 7.1298% 4/27/13 (c)	4,249	4,223
Terex Corp. term loan 7.1169% 7/14/13 (c)	11,960	11,975
Walter Industries, Inc. term loan 7.1546% 10/3/12 (c)	3,950	3,950
		98,994
Chemicals - 4.5%
Basell USA, Inc.:
Tranche B2, term loan 7.6% 8/1/13 (c)	1,730	1,749
Tranche C2, term loan 8.35% 8/1/14 (c)	1,730	1,749
Celanese AG Credit-Linked Deposit 7.57% 4/6/09 (c)	6,000	6,038
Celanese Holding LLC term loan 7.3669% 4/6/11 (c)	42,644	42,857
Hercules, Inc. Tranche B, term loan 6.8699% 10/8/10 (c)	5,370	5,370
Hexion Specialty Chemicals, Inc. term loan 7.3741% 5/5/13 (c)	4,978	4,965
Huntsman International LLC Tranche B, term loan 7.07% 8/16/12 (c)	35,781	35,737
INEOS US Finance:
Tranche B, term loan 7.6111% 1/31/13 (c)	4,825	4,879
Tranche C, term loan 8.1111% 1/31/14 (c)	4,825	4,879
Innophos, Inc. Tranche B, term loan 7.57% 8/13/10 (c)	3,168	3,176
ISP Chemco, Inc. Tranche B, term loan 7.4491% 2/16/13 (c)	7,960	7,970
Lyondell Chemical Co. term loan 7.11% 8/13/13 (c)	32,000	32,120
Mosaic Co. Tranche B, term loan 6.9874% 2/21/12 (c)	14,696	14,660
Nalco Co. Tranche B, term loan 7.1602% 11/4/10 (c)	18,621	18,690
Rockwood Specialties Group, Inc. Tranche E, term loan 7.3756% 7/30/12 (c)	16,480	16,521
Solutia, Inc. Tranche B, term loan 8.96% 3/31/07 (c)	6,690	6,715
		208,075
Consumer Products - 1.0%
ACCO Brands Corp. Tranche B, term loan 7.138% 8/17/12 (c)	1,692	1,698
American Achievement Corp. Tranche B, term loan 7.659% 3/25/11 (c)	2,401	2,416
Central Garden & Pet Co. Tranche B, term loan 6.82% 9/12/12 (c)	4,975	4,969
Jarden Corp.:
term loan 7.3669% 1/24/12 (c)	6,226	6,233
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Jarden Corp.: - continued
Tranche B2, term loan 7.1169% 1/24/12 (c)	$ 3,258	$ 3,254
Jostens IH Corp. Tranche C, term loan 7.3719% 10/4/11 (c)	12,148	12,178
NPI Merger Corp. term loan 7.3669% 4/26/13 (c)	3,781	3,781
Revlon Consumer Products Corp. term loan 11.4459% 7/9/10 (c)	5,626	5,781
Sealy Mattress Co. Tranche E, term loan 7.371% 8/25/12 (c)	6,500	6,484
		46,794
Containers - 2.2%
Berry Plastics Corp. Tranche B, term loan 7.1237% 9/20/13 (c)	15,000	15,000
Bluegrass Container Co. LLC Tranche 1, term loan 7.875% 6/30/13 (c)	12,878	12,990
BWAY Corp. Tranche B, term loan 7.125% 7/17/13 (c)	4,588	4,599
Crown Holdings, Inc.:
term loan B 7.2494% 11/15/12 (c)	13,000	13,033
Tranche B, term loan 7.07% 11/15/12 (c)	10,320	10,346
Graham Packaging Holdings Co. Tranche B1, term loan 7.7252% 10/4/11 (c)	12,761	12,809
Owens-Brockway Glass Container, Inc. Tranche B, term loan 7.07% 6/14/13 (c)	24,010	23,950
Solo Cup Co. Tranche B1, term loan 9.75% 2/27/11 (c)	9,296	9,342
		102,069
Diversified Financial Services - 1.9%
Ameritrade Holding Corp. Tranche B, term loan 6.82% 1/23/13 (c)	14,768	14,768
AWAS Aviation Acquisitions Ltd. Tranche 1, term loan 7.1875% 3/15/13 (c)	21,367	20,806
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B, term loan 8.75% 3/10/10 (c)	9,106	9,095
IPC Acquisition Corp. Class B1, term loan 7.8669% 9/29/13 (c)	2,000	2,010
LPL Holdings, Inc. Tranche B, term loan 8.3015% 6/28/13 (c)	8,928	9,017
Newkirk Master LP Tranche B, term loan 7.0725% 8/11/08 (c)	4,472	4,467
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.0704% 4/18/12 (c)	16,164	16,164
Tranche C, term loan 7.0646% 4/18/12 (c)	9,370	9,370
		85,697
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Adams Outdoor Advertising Ltd. term loan 7.1302% 10/18/12 (c)	$ 2,847	$ 2,850
LBI Media, Inc. Tranche B, term loan 6.7631% 3/31/12 (c)	2,289	2,254
NextMedia Operating, Inc. Tranche 1, term loan 7.32% 11/18/12 (c)	4,336	4,315
Quebecor Media, Inc. Tranche B, term loan 7.3724% 1/17/13 (c)	4,963	4,981
R.H. Donnelley Corp.:
Tranche A4, term loan 6.6238% 12/31/09 (c)	684	680
Tranche D1, term loan 6.8848% 6/30/11 (c)	9,790	9,753
Thomson Media, Inc. Tranche B1, term loan 7.61% 11/8/11 (c)	3,245	3,257
		28,090
Electric Utilities - 4.1%
AES Corp. term loan 7.125% 8/10/11 (c)	8,429	8,429
Calpine Generating Co. LLC Tranche 1, term loan 9.0725% 4/1/09 (c)	16,350	16,759
Covanta Energy Corp. Tranche 1:
Credit-Linked Deposit 7.6206% 6/24/12 (c)	4,504	4,526
term loan 7.6151% 6/24/12 (c)	3,219	3,235
Dynegy Holdings, Inc.:
Tranche B, term loan 7.07% 1/31/12 (c)	2,000	2,000
7.15% 4/19/12 (c)	10,000	9,988
LSP Gen Finance Co. LLC Tranche B1, term loan 7.1169% 5/4/13 (c)	8,428	8,407
Midwest Generation LLC term loan 7.018% 4/27/11 (c)	897	895
Mirant North America LLC term loan 7.07% 1/3/13 (c)	24,854	24,823
NRG Energy, Inc.:
Credit-Linked Deposit 7.3669% 2/1/13 (c)	20,566	20,695
term loan 7.3669% 2/1/13 (c)	81,027	81,533
Primary Energy Finance LLC term loan 9.25% 8/24/12 (c)	1,730	1,730
Reliant Energy, Inc. Tranche B2, term loan 7.655% 4/30/10 (c)	5,975	5,967
		188,987
Energy - 2.8%
Alon USA, Inc. term loan 7.9072% 6/22/13 (c)	3,990	4,020
ATP Oil & Gas Corp. term loan 8.6979% 4/14/10 (c)	2,993	3,019
Boart Longyear Holdings, Inc. Tranche 1LN, term loan 8.5749% 10/6/12 (c)	12,000	12,060
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.6806% 11/15/12 (c)	$ 12,112	$ 12,097
Coffeyville Resources LLC:
Credit-Linked Deposit 7.775% 7/8/11 (c)	4,800	4,818
Tranche B1, term loan 7.6267% 6/24/12 (c)	7,110	7,137
Dresser-Rand Group, Inc. Tranche B, term loan 7.4848% 10/29/11 (c)	2,269	2,272
El Paso Corp. 7.32% 7/31/11 (c)	27,981	28,156
Energy XXI Gulf Coast, Inc. Tranche 2LN, term loan 10.875% 4/4/10 (c)	4,000	3,990
EPCO Holdings, Inc. Tranche C, term loan 7.3722% 8/16/10 (c)	12,870	12,950
MEG Energy Corp.:
term loan 7.375% 4/3/13 (c)	2,488	2,497
Tranche DD, term loan 4/3/13 (e)	2,500	2,478
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 9.75% 10/20/13 (c)	7,548	7,605
Tranche B, 9.75% 10/20/13 (c)	892	899
Petroleum Geo-Services ASA term loan 7.6097% 12/16/12 (c)	2,006	2,019
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4919% 10/31/12 (c)	3,290	3,315
term loan 7.6323% 10/31/12 (c)	13,573	13,674
Vulcan/Plains Resources, Inc. term loan 6.8994% 8/12/11 (c)	2,884	2,884
W&T Offshore, Inc. Tranche B, term loan 7.65% 8/24/10 (c)	4,810	4,834
		130,724
Entertainment/Film - 1.7%
Alliance Atlantis Communications, Inc. Tranche C, term loan 6.8669% 12/19/11 (c)	3,940	3,940
AMC Entertainment, Inc. term loan 7.445% 1/26/13 (c)	10,421	10,512
Cinemark USA, Inc. term loan 7.32% 10/5/13 (c)	14,000	14,088
MGM Holdings II, Inc. Tranche B, term loan 8.6169% 4/8/12 (c)	22,359	22,051
Regal Cinemas Corp. term loan 7.1169% 11/10/10 (c)	27,340	27,238
		77,829
Environmental - 1.4%
Allied Waste Industries, Inc.:
term loan 7.1533% 1/15/12 (c)	42,483	42,483
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (c)	16,856	16,856
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.4599% 4/28/10 (c)	$ 2,000	$ 2,003
Waste Services, Inc. Tranche C, term loan 8.32% 3/31/11 (c)	1,970	1,982
		63,324
Food and Drug Retail - 1.0%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan 7.9373% 7/30/11 (c)	30,989	31,105
SUPERVALU, Inc. Tranche B, term loan 7.1875% 6/2/12 (c)	15,850	15,890
		46,995
Food/Beverage/Tobacco - 1.7%
Bumble Bee Foods LLC Tranche B, term loan 7.1539% 5/2/12 (c)	3,000	2,996
Commonwealth Brands, Inc. term loan 7.6875% 12/22/12 (c)	7,471	7,527
Constellation Brands, Inc. Tranche B, term loan 6.9313% 6/5/13 (c)	36,492	36,674
Del Monte Corp. Tranche B, term loan 6.948% 2/8/12 (c)	9,136	9,148
Herbalife International, Inc. term loan 6.87% 7/21/13 (c)	4,500	4,500
Michael Foods, Inc. Tranche B, term loan 7.5407% 11/21/10 (c)	4,537	4,537
Reddy Ice Group, Inc. term loan 7.1219% 8/12/12 (c)	2,000	2,000
Reynolds American, Inc. Tranche B, term loan 7.3106% 5/31/12 (c)	11,970	12,030
		79,412
Gaming - 2.6%
Alliance Gaming Corp. term loan 9.33% 9/5/09 (c)	3,672	3,691
Ameristar Casinos, Inc. term loan 6.9% 11/10/12 (c)	6,005	6,012
Boyd Gaming Corp. term loan 6.8669% 6/30/11 (c)	13,211	13,228
Choctaw Resort Development Enterprise term loan 7.1176% 11/4/11 (c)	2,058	2,058
Green Valley Ranch Gaming LLC term loan 7.3669% 12/17/11 (c)	3,670	3,670
Herbst Gaming, Inc. term loan 7.3719% 1/7/11 (c)	3,546	3,546
Isle Capri Black Hawk LLC/Isle Capri Black Hawk Capital term loan 7.3822% 10/24/11 (c)	495	495
Kerzner International Ltd.:
term loan 8.39% 9/1/13 (c)	3,125	3,102
Class DD, term loan 8.39% 9/1/13 (c)(e)	1,875	1,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Penn National Gaming, Inc. Tranche B, term loan 7.1289% 10/31/12 (c)	$ 18,385	$ 18,477
Pinnacle Entertainment, Inc. Tranche B, term loan 7.32% 12/14/11 (c)	5,350	5,377
Trump Entertainment Resorts Holdings LP Tranche B, term loan 8.03% 5/20/12 (c)(e)	14,467	14,557
Venetian Casino Resort LLC Tranche B, term loan 7.12% 6/15/11 (c)	24,200	24,261
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (e)	3,369	3,352
8.12% 5/26/13 (c)	7,631	7,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.225% 8/15/13 (c)	9,180	9,214
		120,551
Healthcare - 7.7%
Accellent, Inc. term loan 7.4% 11/22/12 (c)	6,034	6,042
AmeriPath, Inc. Tranche B, term loan 7.39% 10/31/12 (c)	2,985	2,989
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.276% 2/7/12 (c)	10,068	10,080
Community Health Systems, Inc. term loan 7.15% 8/19/11 (c)	43,810	43,756
Concentra Operating Corp. term loan 7.6194% 9/30/11 (c)	7,459	7,478
CONMED Corp. Tranche B, term loan 7.32% 4/12/13 (c)	2,985	2,985
CRC Health Group, Inc. term loan 7.6169% 2/6/13 (c)	1,980	1,980
DaVita, Inc. Tranche B, term loan 7.4253% 10/5/12 (c)	57,858	58,075
DJO, Inc. Tranche B, term loan 6.875% 4/7/13 (c)	2,516	2,509
Encore Medical Finance LLC term loan 7.87% 11/3/13 (c)	3,000	3,004
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7523% 3/31/12 (c)	39,810	39,561
Gentiva Health Services, Inc. term loan 7.6339% 3/31/13 (c)	1,881	1,886
HCA, Inc. term loan 6.57% 11/9/09 (c)	27,800	27,765
HealthSouth Corp. term loan 8.62% 3/10/13 (c)	27,376	27,479
Iasis Healthcare LLC Tranche B, term loan 7.62% 6/22/11 (c)	14,176	14,229
Kinetic Concepts, Inc. Tranche B2, term loan 7.12% 8/11/10 (c)	5,766	5,766
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
LifeCare Holdings, Inc. term loan 7.57% 8/11/12 (c)	$ 3,978	$ 3,600
LifePoint Hospitals, Inc. Tranche B, term loan 6.945% 4/15/12 (c)	22,413	22,301
National Renal Institutes, Inc. term loan 7.5781% 3/31/13 (c)	3,451	3,447
Psychiatric Solutions, Inc. term loan 7.1597% 7/1/12 (c)	8,323	8,333
Quintiles Transnational Corp. Tranche B, term loan 7.37% 3/31/13 (c)	1,990	1,992
Renal Advantage, Inc. Tranche B, term loan 7.89% 9/30/12 (c)	6,650	6,692
Service Corp. International (SCI) term loan 7.32% 10/13/09 (c)	2,070	2,080
Skilled Healthcare Group, Inc. Tranche 1, term loan 8.07% 6/15/12 (c)	3,950	3,980
Team Health, Inc. term loan 7.9% 11/22/12 (c)	16,376	16,417
U.S. Oncology, Inc.:
Tranche B, term loan 7.7619% 8/20/11 (c)	8,529	8,561
Tranche C, term loan 7.9375% 8/20/11 (c)	1,960	1,967
Vanguard Health Holding Co. I term loan 7.8675% 9/23/11 (c)	5,748	5,759
Vicar Operating, Inc. term loan 6.875% 5/16/11 (c)	7,866	7,866
VWR Corp. Tranche B, term loan 7.63% 4/7/11 (c)	6,097	6,112
		354,691
Homebuilding/Real Estate - 1.1%
Apartment Investment & Management Co. term loan 6.9088% 3/22/11 (c)	2,100	2,105
Blount, Inc. Tranche B1, term loan 7.0973% 8/9/10 (c)	1,648	1,642
Capital Automotive (REIT) Tranche B, term loan 7.08% 12/16/10 (c)	7,814	7,844
General Growth Properties, Inc. Tranche A1, term loan 6.57% 2/24/10 (c)	40,000	39,700
Lion Gables Realty LP term loan 7.07% 3/31/07 (c)	1,531	1,533
		52,824
Hotels - 0.2%
Hilton Hotels Corp. Tranche B, term loan 6.7233% 2/22/13 (c)	7,382	7,378
Leisure - 1.4%
Cedar Fair LP term loan 7.8669% 8/30/12 (c)	9,975	10,075
Easton Bell Sports, Inc. Tranche B, term loan 7.118% 3/16/12 (c)	2,617	2,620
London Arena & Waterfront Finance LLC Tranche A, term loan 8.89% 3/8/12 (c)	2,985	3,000
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Leisure - continued
Mega Brands, Inc. Tranche B, term loan 7.1875% 7/26/12 (c)	$ 3,940	$ 3,945
Six Flags Theme Park, Inc. Tranche B1, term loan 8.7299% 6/30/09 (c)	26,011	26,271
Universal City Development Partners Ltd. term loan 7.3873% 6/9/11 (c)	16,741	16,783
		62,694
Metals/Mining - 1.1%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 7.1169% 10/26/12 (c)	14,900	14,881
Compass Minerals Tranche B, term loan 6.8797% 12/22/12 (c)	12,712	12,696
Murray Energy Corp. Tranche 1, term loan 8.4% 1/28/10 (c)	2,955	2,977
Novelis, Inc. term loan 7.7175% 1/7/12 (c)	16,247	16,247
Stillwater Mining Co. term loan 7.625% 7/30/10 (c)	2,135	2,140
		48,941
Paper - 4.1%
Appleton Papers, Inc. term loan 7.645% 6/11/10 (c)	3,205	3,217
Boise Cascade Holdings LLC Tranche D, term loan 7.1083% 10/26/11 (c)	20,632	20,736
Buckeye Technologies, Inc. term loan 7.403% 3/15/08 (c)	2,434	2,427
Georgia-Pacific Corp.:
Tranche 2, term loan 8.39% 12/23/13 (c)	23,000	23,288
Tranche B1, term loan 7.3851% 12/23/12 (c)	74,438	74,856
Graphic Packaging International, Inc. Tranche C, term loan 7.8838% 8/8/10 (c)	15,413	15,548
NewPage Corp. term loan 8.3649% 5/2/11 (c)	4,633	4,656
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.32% 11/1/10 (c)	4,164	4,195
Tranche B, term loan 7.657% 11/1/11 (c)	19,376	19,521
Tranche C, term loan 7.6674% 11/1/11 (c)	8,754	8,820
Tranche C1, term loan 7.625% 11/1/11 (c)	2,809	2,834
Verso Paper Holdings LLC Tranche B, term loan 7.125% 8/1/13 (c)	6,000	6,000
Xerium Technologies, Inc. Tranche B, term loan 7.6169% 5/18/12 (c)	4,866	4,854
		190,952
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - 2.6%
Caribe Information Investments, Inc. term loan 7.6332% 3/31/13 (c)	$ 2,888	$ 2,888
CBD Media, Inc. Tranche D, term loan 7.695% 12/31/09 (c)	4,747	4,777
Cenveo Corp. term loan 7.3886% 6/21/13 (c)	7,112	7,130
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 6.6594% 11/8/08 (c)	2,186	2,175
Tranche B, term loan 6.9169% 5/8/09 (c)	14,797	14,779
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.6426% 9/9/09 (c)	4,114	4,072
Tranche B, term loan 6.8847% 3/9/10 (c)	14,562	14,508
Tranche B1, term loan 6.9052% 3/10/10 (c)	14,700	14,645
R.H. Donnelley Corp. Tranche D2, term loan 6.8863% 6/30/11 (c)	27,608	27,505
Sun Media Corp. Canada Tranche B, term loan 7.1256% 2/7/09 (c)	1,708	1,708
Yell Group PLC term loan B1 7.32% 2/10/13 (c)	24,200	24,351
		118,538
Railroad - 0.5%
Kansas City Southern Railway Co. Tranche B, term loan 7.1119% 4/28/13 (c)	16,958	16,979
RailAmerica, Inc. term loan 7.4375% 9/29/11 (c)	5,474	5,494
		22,473
Restaurants - 1.4%
Arby's Restaurant Group, Inc. Tranche B, term loan 7.6149% 7/25/12 (c)	4,526	4,543
Burger King Corp. Tranche B1, term loan 6.875% 6/30/12 (c)	18,823	18,800
CKE Restaurants, Inc. term loan 7.375% 5/1/10 (c)	913	913
Del Taco Tranche B, term loan 7.62% 3/29/13 (c)	4,975	4,994
Domino's, Inc. term loan 6.8804% 6/25/10 (c)	15,448	15,429
El Pollo Loco, Inc. Tranche B, term loan 8.4% 11/18/11 (c)	1,985	1,992
Jack in the Box, Inc. term loan 6.882% 1/8/11 (c)	3,498	3,494
Landry's Seafood Restaurants, Inc. term loan 7.1201% 12/28/10 (c)	7,983	7,973
Sonic Corp. term loan 7.32% 9/14/13 (c)	4,320	4,331
		62,469
Services - 2.2%
Acosta, Inc. term loan 8.08% 7/28/13 (c)	2,993	3,019
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
Audatex North America, Inc. Tranche 1, term loan 7.62% 4/13/13 (c)	$ 1,995	$ 2,007
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 6.63% 4/19/12 (c)	3,829	3,809
CACI International, Inc. Tranche B, term loan 6.9297% 4/30/11 (c)	4,924	4,921
Coinmach Corp. Tranche B1, term loan 7.898% 12/19/12 (c)	5,982	6,034
Coinstar, Inc. term loan 7.5096% 7/1/11 (c)	5,547	5,574
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7.875% 5/23/13 (c)	3,983	4,007
Hertz Corp.:
Credit-Linked Deposit 7.64% 12/21/12 (c)	1,444	1,455
Tranche B, term loan 7.6539% 12/21/12 (c)	11,476	11,562
IAP Worldwide Services, Inc. Tranche 1, term loan 8.4375% 12/27/12 (c)	2,978	2,963
Iron Mountain, Inc.:
term loan 7.0938% 4/2/11 (c)	6,296	6,296
Tranche C, term loan 7.1563% 4/2/11 (c)	13,653	13,653
JohnsonDiversey, Inc.:
Tranche B, term loan 7.97% 12/16/11 (c)	1,837	1,851
Tranche DD, term loan 7.83% 12/16/10 (c)	509	512
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	4,705	4,723
Tranche B, Credit-Linked Deposit 7.22% 2/14/11 (c)	1,937	1,944
US Investigations Services, Inc.:
term loan 7.89% 10/14/12 (c)	5,920	5,942
term loan D 7.89% 10/14/12 (c)	2,000	2,005
Tranche C, term loan 7.89% 10/14/12 (c)	1,978	1,986
West Corp. term loan 8.07% 10/24/13 (c)	18,000	18,000
		102,263
Shipping - 0.3%
Baker Tanks, Inc. Tranche B, term loan 7.82% 11/23/12 (c)	884	888
Horizon Lines LLC Tranche C, term loan 7.62% 7/7/11 (c)	3,763	3,773
Laidlaw International, Inc. Class B, term loan 7.1169% 7/31/13 (c)	8,978	9,034
		13,695
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 1.9%
Buhrmann US, Inc. Tranche D1, term loan 7.179% 12/31/10 (c)	$ 5,562	$ 5,562
FTD, Inc. term loan 7.35% 7/28/13 (c)	3,860	3,870
Gold Toe Investment Corp.:
Tranche 1LN, term loan 8.13% 10/30/13 (c)	6,000	6,045
Tranche 2LN, term loan 11.38% 10/20/14 (c)	2,000	2,030
J. Crew Group, Inc. term loan 7.1365% 5/15/13 (c)	5,588	5,574
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (c)	17,000	17,064
Neiman Marcus Group, Inc. term loan 7.6406% 4/6/13 (c)	10,190	10,266
Oriental Trading Co., Inc. Tranche 1, term loan 8.1867% 7/31/13 (c)	3,990	4,000
PETCO Animal Supplies, Inc. term loan 8.1% 10/26/12 (c)	9,950	10,000
The Pep Boys - Manny, Moe & Jack term loan 8.07% 10/25/13 (c)	3,700	3,742
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (c)	19,000	19,048
		87,201
Technology - 4.6%
Acxiom Corp. term loan 7.1767% 9/15/12 (c)	9,000	9,045
Advanced Micro Devices, Inc. term loan 7.57% 12/31/13 (c)	10,000	10,038
Affiliated Computer Services, Inc.:
term loan 7.3888% 3/20/13 (c)	18,242	18,288
Tranche B2, term loan 7.395% 3/20/13 (c)	13,960	13,995
AMI Semiconductor, Inc. term loan 6.82% 4/1/12 (c)	4,930	4,893
Eastman Kodak Co.:
term loan 7.5825% 10/18/12 (c)	16,875	16,918
Tranche DD, term loan 7.57% 10/20/12 (c)	2,000	2,005
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.57% 3/9/11 (c)	1,975	1,960
Tranche B, term loan 7.07% 3/9/13 (c)	19,303	19,351
Infor Global Solutions Tranche 7, term loan 9.12% 7/28/12 (c)	2,000	2,020
K & F Industries, Inc. term loan 7.32% 11/18/12 (c)	8,544	8,586
ON Semiconductor Corp. Tranche H, term loan 7.62% 12/15/11 (c)	5,326	5,340
Open Text Corp. term loan 7.9% 10/2/13 (c)	6,000	6,030
Sanmina-SCI Corp. term loan 7.88% 1/31/08 (c)	5,000	5,006
Serena Software, Inc. term loan 7.6181% 3/10/13 (c)	5,625	5,639
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Technology - continued
SunGard Data Systems, Inc. Tranche B, term loan 7.9994% 2/10/13 (c)	$ 69,103	$ 69,707
Verifone, Inc. Tranche B, term loan 7.12% 10/31/13 (c)	11,000	11,028
		209,849
Telecommunications - 4.7%
Alaska Communications Systems Holding term loan 7.1169% 2/1/12 (c)	5,000	4,994
American Cellular Corp.:
term loan B 7.6299% 8/7/13 (c)	5,685	5,699
term loan DD 7.63% 8/7/13 (c)(e)	2,685	2,678
Centennial Cellular Operating Co. LLC term loan 7.6156% 2/9/11 (c)	15,635	15,713
Cincinnati Bell, Inc. Tranche B, term loan 6.9261% 8/31/12 (c)	12,870	12,846
Consolidated Communications, Inc. Tranche D, term loan 7.3771% 10/14/11 (c)	2,000	2,000
Crown Castle Operating Co. Tranche B, term loan 7.65% 6/1/14 (c)	32,918	33,041
Digicel International Finance Ltd. term loan 7.875% 7/31/13 (c)	4,000	4,000
Intelsat Ltd. Tranche B, term loan 7.6216% 7/3/13 (c)	29,667	29,964
Iowa Telecommunication Services, Inc. Tranche B, term loan 7.1238% 11/23/11 (c)	4,000	4,000
Leap Wireless International, Inc. Tranche B, term loan 8.1169% 6/16/13 (c)	6,983	7,044
Level 3 Communications, Inc. term loan 8.3975% 12/2/11 (c)	12,500	12,500
Madison River Capital LLC/Madison River Finance Corp. Tranche B1, term loan 7.62% 7/29/12 (c)	4,952	4,983
NTELOS, Inc. Tranche B1, term loan 7.57% 8/24/11 (c)	6,878	6,903
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,151
Time Warner Telecom, Inc. Tranche B, term loan 7.57% 1/7/13 (c)	6,000	6,038
Triton PCS, Inc. term loan 8.57% 11/18/09 (c)	7,808	7,886
Wind Telecomunicazioni Spa:
Tranche B, term loan 8.1684% 9/21/13 (c)	7,500	7,538
Tranche C, term loan 8.6684% 9/21/14 (c)	7,500	7,538
Windstream Corp. Class B, term loan 7.12% 7/17/13 (c)	32,000	32,200
		218,716
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Textiles & Apparel - 0.9%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (c)	$ 4,000	$ 4,105
term loan B1 7.6786% 9/5/13 (c)	20,000	20,150
Warnaco Group, Inc. term loan 6.8597% 1/31/13 (c)	6,965	6,921
William Carter Co. term loan 6.8673% 6/29/12 (c)	7,858	7,843
		39,019
TOTAL FLOATING RATE LOANS (Cost $3,627,919)		3,634,130
Nonconvertible Bonds - 10.9%

Air Transportation - 0.2%
Continental Airlines, Inc. 8.5225% 6/2/13 (c)	2,000	2,015
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	6,000	6,015
		8,030
Automotive - 1.6%
Ford Motor Credit Co.:
4.95% 1/15/08	2,000	1,950
6.1938% 9/28/07 (c)	16,000	15,880
6.34% 3/21/07 (c)	8,500	8,469
6.3663% 11/16/06 (c)	22,000	21,998
8.4656% 11/2/07 (c)	4,000	4,055
9.8238% 4/15/12 (c)	7,000	7,289
General Motors Acceptance Corp.:
6.2738% 1/16/07 (c)	4,000	3,999
6.3238% 7/16/07 (c)	4,000	3,998
7.6% 12/1/14 (c)	2,000	2,035
8% 11/1/31	4,000	4,260
		73,933
Broadcasting - 0.2%
Radio One, Inc. 8.875% 7/1/11	7,000	7,184
Cable TV - 0.5%
Cablevision Systems Corp. 9.87% 4/1/09 (c)	3,000	3,128
CSC Holdings, Inc.:
7.25% 7/15/08	2,000	2,020
7.875% 12/15/07	8,000	8,120
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,037
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
EchoStar DBS Corp.:
5.75% 10/1/08	$ 4,000	$ 3,975
7% 10/1/13 (b)	3,000	2,963
		22,243
Capital Goods - 0.0%
Case New Holland, Inc. 9.25% 8/1/11	2,000	2,120
Chemicals - 0.0%
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	2,000	2,140
Containers - 0.3%
Impress Holdings BV 8.515% 9/15/13 (b)(c)	7,720	7,759
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	5,000	5,125
		12,884
Electric Utilities - 0.8%
AES Corp. 8.75% 6/15/08	3,000	3,101
CMS Energy Corp. 9.875% 10/15/07	12,000	12,450
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,113
Reliant Energy, Inc. 9.25% 7/15/10	3,000	3,105
TECO Energy, Inc.:
6.125% 5/1/07	4,000	3,993
7.3713% 5/1/10 (c)	5,000	5,100
		36,862
Energy - 1.6%
El Paso Corp.:
6.5% 6/1/08	3,000	3,016
7.625% 8/16/07	8,000	8,080
El Paso Energy Corp. 6.95% 12/15/07	6,350	6,421
Parker Drilling Co. 10.15% 9/1/10 (c)	4,703	4,803
Pemex Project Funding Master Trust 6.69% 6/15/10 (b)(c)	18,000	18,558
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,105
9.5% 2/1/13	2,000	2,173
Sonat, Inc. 7.625% 7/15/11	3,000	3,075
Southern Natural Gas Co.:
6.125% 9/15/08	2,000	2,000
8.875% 3/15/10	840	882
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - continued
Williams Companies, Inc. 7.3716% 10/1/10 (b)(c)	$ 17,000	$ 17,340
Williams Companies, Inc. Credit Linked Certificate Trust IV 8.7388% 5/1/09 (b)(c)	7,000	7,289
		75,742
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,115
10.25% 8/1/07	2,000	2,058
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,015
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,933
		10,121
Healthcare - 0.1%
HealthSouth Corp. 11.4181% 6/15/14 (b)(c)	2,000	2,043
Service Corp. International (SCI) 6.5% 3/15/08	2,000	1,995
		4,038
Leisure - 0.1%
Universal City Florida Holding Co. I/II 10.1213% 5/1/10 (c)	5,140	5,288
Metals/Mining - 0.7%
FMG Finance Pty Ltd. 9.405% 9/1/11 (b)(c)	10,000	9,625
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,970
10.125% 2/1/10	13,470	14,278
		31,873
Paper - 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp. 8.2488% 10/15/12 (c)	2,190	2,217
Publishing/Printing - 0.2%
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	6,000	6,300
R.H. Donnelley Corp. 8.875% 1/15/16	4,000	4,125
		10,425
Services - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.905% 5/15/14 (b)(c)	1,650	1,613
Shipping - 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,030
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,530
		5,560
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - 0.4%
GSC Holdings Corp./Gamestop, Inc. 9.2466% 10/1/11 (c)	$ 16,000	$ 16,640
Technology - 0.8%
Nortel Networks Corp. 9.6238% 7/15/11 (b)(c)	17,380	18,032
NXP BV 8.118% 10/15/13 (b)(c)	19,000	19,166
		37,198
Telecommunications - 3.0%
America Movil SA de CV 6.005% 4/27/07 (c)	1,000	1,002
Centennial Communications Corp. 11.1216% 1/1/13 (c)	2,000	2,080
Embarq Corp. 6.738% 6/1/13	7,111	7,309
Intelsat Ltd. 11.64% 6/15/13 (b)(c)	2,000	2,115
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (c)	7,000	7,096
Qwest Communications International, Inc. 8.905% 2/15/09 (c)	9,000	9,135
Qwest Corp. 8.64% 6/15/13 (c)	56,150	60,429
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,996
8.515% 12/15/10 (c)	38,450	39,315
Rural Cellular Corp. 8.25% 3/15/12	6,000	6,180
Time Warner Telecom Holdings, Inc. 9.405% 2/15/11 (c)	1,000	1,020
		138,677
TOTAL NONCONVERTIBLE BONDS (Cost $497,931)		504,788
U.S. Treasury Obligations - 0.4%

U.S. Treasury Notes 3.375% 2/28/07 (Cost $16,986)	17,000	16,904
Money Market Funds - 12.2%
	Shares
Fidelity Cash Central Fund, 5.34% (a)	395,715,797	395,716
Fidelity Money Market Central Fund, 5.39% (a)	167,134,906	167,135
TOTAL MONEY MARKET FUNDS (Cost $562,851)		562,851
Cash Equivalents - 0.8%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $37,438)	$ 37,444	$ 37,438
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $4,743,125)		4,756,111
NET OTHER ASSETS - (3.1)%		(142,428)
NET ASSETS - 100%		$ 4,613,683
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,503,000 or 2.3% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $21,978,000 and $21,939,000, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$37,438,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 20,442
Banc of America Securities LLC	5,272
Barclays Capital, Inc.	11,724
$ 37,438
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20,606
Fidelity Money Market Central Fund	8,271
Total	$ 28,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $37,438) - See accompanying schedule: Unaffiliated issuers (cost $4,180,274)	$ 4,193,260
Fidelity Central Funds (cost $562,851)	562,851
Total Investments (cost $4,743,125)		$ 4,756,111
Cash		1,529
Receivable for investments sold		15,387
Receivable for fund shares sold		5,525
Interest receivable		36,178
Total assets		4,814,730

Liabilities
Payable for investments purchased	$ 184,670
Payable for fund shares redeemed	8,038
Distributions payable	4,614
Accrued management fee	2,565
Distribution fees payable	524
Other affiliated payables	566
Other payables and accrued expenses	70
Total liabilities		201,047

Net Assets		$ 4,613,683
Net Assets consist of:
Paid in capital		$ 4,595,365
Undistributed net investment income		3,814
Accumulated undistributed net realized gain (loss) on investments		1,518
Net unrealized appreciation (depreciation) on investments		12,986
Net Assets		$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($285,419 ÷ 28,683 shares)	$ 9.95

Maximum offering price per share (100/96.25 of $9.95)	$ 10.34
Class T: Net Asset Value and redemption price per share ($472,239 ÷ 47,507 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class B: Net Asset Value and offering price per share ($142,774 ÷ 14,364 shares)A	$ 9.94

Class C: Net Asset Value and offering price per share ($449,524 ÷ 45,183 shares)A	$ 9.95

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,988,567 ÷ 300,625 shares)	$ 9.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($275,160 ÷ 27,692 shares)	$ 9.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Interest		$ 273,909
Income from Fidelity Central Funds		28,877
Total income		302,786

Expenses
Management fee	$ 29,940
Transfer agent fees	5,329
Distribution fees	6,773
Accounting fees and expenses	1,391
Custodian fees and expenses	106
Independent trustees' compensation	17
Registration fees	255
Audit	137
Legal	94
Interest	4
Miscellaneous	70
Total expenses before reductions	44,116
Expense reductions	(112)	44,004
Net investment income		258,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,037
Change in net unrealized appreciation (depreciation) on investment securities		(12,428)
Net gain (loss)		(9,391)
Net increase (decrease) in net assets resulting from operations		$ 249,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 258,782	$ 168,450
Net realized gain (loss)	3,037	2,418
Change in net unrealized appreciation (depreciation)	(12,428)	(9,021)
Net increase (decrease) in net assets resulting from operations	249,391	161,847
Distributions to shareholders from net investment income	(254,554)	(166,193)
Distributions to shareholders from net realized gain	-	(3,785)
Total distributions	(254,554)	(169,978)
Share transactions - net increase (decrease)	327,553	740,096
Redemption fees	305	399
Total increase (decrease) in net assets	322,695	732,364

Net Assets
Beginning of period	4,290,988	3,558,624
End of period (including undistributed net investment income of $3,814 and undistributed net investment income of $1,612, respectively)	$ 4,613,683	$ 4,290,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.88	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.571	.404	.285	.292	.352
Net realized and unrealized gain (loss)	(.022)	(.008)	.098	.447	(.264)
Total from investment operations	.549	.396	.383	.739	.088
Distributions from net investment income	(.560)	(.397)	(.295)	(.311)	(.339)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.560)	(.407)	(.295)	(.311)	(.339)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Total Return A, B	5.66%	4.05%	3.96%	7.95%	.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.12%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.09%
Net investment income	5.73%	4.05%	2.90%	3.04%	3.64%
Supplemental Data
Net assets, end of period (in millions)	$ 285	$ 312	$ 299	$ 88	$ 37
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.564	.396	.276	.285	.342
Net realized and unrealized gain (loss)	(.022)	(.007)	.098	.446	(.263)
Total from investment operations	.542	.389	.374	.731	.079
Distributions from net investment income	(.553)	(.390)	(.286)	(.303)	(.330)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.553)	(.400)	(.286)	(.303)	(.330)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.60%	3.98%	3.87%	7.87%	.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.13%	1.17%	1.18%	1.20%
Expenses net of fee waivers, if any	1.11%	1.13%	1.17%	1.18%	1.19%
Expenses net of all reductions	1.11%	1.13%	1.17%	1.18%	1.19%
Net investment income	5.67%	3.98%	2.81%	2.96%	3.54%
Supplemental Data
Net assets, end of period (in millions)	$ 472	$ 511	$ 389	$ 113	$ 75
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income C	.513	.346	.231	.243	.298
Net realized and unrealized gain (loss)	(.022)	(.008)	.096	.444	(.263)
Total from investment operations	.491	.338	.327	.687	.035
Distributions from net investment income	(.502)	(.339)	(.239)	(.259)	(.286)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.502)	(.349)	(.239)	(.259)	(.286)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, B	5.06%	3.46%	3.38%	7.38%	.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.64%	1.65%	1.64%	1.65%
Expenses net of fee waivers, if any	1.63%	1.64%	1.65%	1.63%	1.64%
Expenses net of all reductions	1.62%	1.64%	1.65%	1.63%	1.64%
Net investment income	5.16%	3.47%	2.33%	2.50%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 173	$ 184	$ 134	$ 118
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.97	$ 9.87	$ 9.45	$ 9.70
Income from Investment Operations
Net investment income C	.508	.341	.224	.235	.290
Net realized and unrealized gain (loss)	(.022)	(.008)	.107	.434	(.263)
Total from investment operations	.486	.333	.331	.669	.027
Distributions from net investment income	(.497)	(.334)	(.233)	(.251)	(.278)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.497)	(.344)	(.233)	(.251)	(.278)
Redemption fees added to paid in capital C	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Total Return A, B	5.00%	3.40%	3.41%	7.18%	.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.69%	1.71%	1.72%	1.73%
Expenses net of fee waivers, if any	1.68%	1.69%	1.71%	1.71%	1.73%
Expenses net of all reductions	1.68%	1.69%	1.71%	1.71%	1.73%
Net investment income	5.10%	3.42%	2.27%	2.42%	3.00%
Supplemental Data
Net assets, end of period (in millions)	$ 450	$ 539	$ 524	$ 269	$ 235
Portfolio turnover rate E	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2006	2005	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income B	.593	.427	.309	.311	.040
Net realized and unrealized gain (loss)	(.021)	(.008)	.099	.450	(.084)
Total from investment operations	.572	.419	.408	.761	(.044)
Distributions from net investment income	(.583)	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.583)	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Total Return A, H	5.92%	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.82%	.84%	.86%	1.15% G
Expenses net of fee waivers, if any	.81%	.82%	.84%	.86%	.95% G
Expenses net of all reductions	.81%	.82%	.84%	.86%	.94% G
Net investment income	5.97%	4.29%	3.14%	3.27%	3.99% G
Supplemental Data
Net assets, end of period (in millions)	$ 2,989	$ 2,471	$ 1,982	$ 811	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Annualized

H Total returns for periods less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.86	$ 9.44	$ 9.69
Income from Investment Operations
Net investment income B	.591	.424	.304	.312	.365
Net realized and unrealized gain (loss)	(.021)	(.007)	.110	.436	(.262)
Total from investment operations	.570	.417	.414	.748	.103
Distributions from net investment income	(.581)	(.418)	(.316)	(.330)	(.354)
Distributions from net realized gain	-	(.010)	-	-	-
Total distributions	(.581)	(.428)	(.316)	(.330)	(.354)
Redemption fees added to paid in capital B	.001	.001	.002	.002	.001
Net asset value, end of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Total Return A	5.89%	4.27%	4.29%	8.06%	1.06%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.85%	.87%	.90%	.94%
Expenses net of fee waivers, if any	.84%	.85%	.87%	.89%	.94%
Expenses net of all reductions	.83%	.85%	.87%	.89%	.93%
Net investment income	5.95%	4.26%	3.11%	3.24%	3.79%
Supplemental Data
Net assets, end of period (in millions)	$ 275	$ 285	$ 182	$ 36	$ 18
Portfolio turnover rate D	61%	66%	61%	55%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 21,323
Unrealized depreciation	(7,238)
Net unrealized appreciation (depreciation)	14,085
Undistributed ordinary income	2,379
Undistributed long-term capital gain	689

Cost for federal income tax purposes	$ 4,742,026

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 254,554	$ 169,978

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $2,746,157 and $2,400,048, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 459	$ 8
Class T	0%	.25%	1,254	-
Class B	.55%	.15%	1,104	868
Class C	.55%	.25%	3,956	861
			$ 6,773	$ 1,737

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 125
Class T	62
Class B*	344
Class C*	195
$ 726

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 555.18
Class T	722.14
Class B	331.21
Class C	805.16
Fidelity Floating Rate High Income Fund	2,566.09
Institutional Class	350.12
	$ 5,329

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,971. The weighted average interest rate was 4.25%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	4
$ 5

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 17,229	$ 12,889
Class T	27,896	18,576
Class B	7,934	6,130
Class C	24,590	18,615
Fidelity Floating Rate High Income Fund	159,948	99,532
Institutional Class	16,957	10,451
Total	$ 254,554	$ 166,193
From net realized gain
Class A	$ -	$ 311
Class T	-	412
Class B	-	184
Class C	-	543
Fidelity Floating Rate High Income Fund	-	2,131
Institutional Class	-	204
Total	$ -	$ 3,785

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	12,422	17,372	$ 123,689	$ 173,298
Reinvestment of distributions	1,255	972	12,492	9,697
Shares redeemed	(16,310)	(17,054)	(162,319)	(170,023)
Net increase (decrease)	(2,633)	1,290	$ (26,138)	$ 12,972
Class T
Shares sold	17,758	30,403	$ 176,613	$ 302,938
Reinvestment of distributions	2,513	1,707	24,979	17,036
Shares redeemed	(24,131)	(19,747)	(239,998)	(196,695)
Net increase (decrease)	(3,860)	12,363	$ (38,406)	$ 123,279
Class B
Shares sold	1,874	3,269	$ 18,623	$ 32,570
Reinvestment of distributions	591	468	5,877	4,667
Shares redeemed	(5,517)	(4,746)	(54,870)	(47,274)
Net increase (decrease)	(3,052)	(1,009)	$ (30,370)	$ (10,037)
Class C
Shares sold	9,134	18,049	$ 90,864	$ 180,076
Reinvestment of distributions	1,673	1,287	16,649	12,828
Shares redeemed	(19,730)	(17,764)	(196,393)	(177,066)
Net increase (decrease)	(8,923)	1,572	$ (88,880)	$ 15,838
Fidelity Floating Rate High Income Fund
Shares sold	141,867	151,558	$ 1,411,172	$ 1,511,153
Reinvestment of distributions	13,747	8,742	136,672	87,090
Shares redeemed	(103,278)	(110,895)	(1,027,044)	(1,103,883)
Net increase (decrease)	52,336	49,405	$ 520,800	$ 494,360
Institutional Class
Shares sold	16,093	21,744	$ 159,986	$ 216,646
Reinvestment of distributions	756	444	7,512	4,394
Shares redeemed	(17,805)	(11,790)	(176,951)	(117,356)
Net increase (decrease)	(956)	10,398	$ (9,453)	$ 103,684

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Floating Rate High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Floating Rate High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Floating Rate High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Christine McConnell (48)

Year of Election or Appointment: 2000

Vice President of Advisor Floating Rate High Income. Prior to assuming her current responsibilities, Ms. McConnell worked as a research analyst and manager. Ms. McConnell also serves as Vice President of FMR and FMR Co., Inc. (2003)

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Floating Rate High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Floating Rate High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Floating Rate High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Floating Rate High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Floating Rate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Floating Rate High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$.000	$.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2006, $1,854,994, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $204,083,499 of distributions paid during the period November 1, 2005 to October 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Floating Rate High Income (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Floating Rate High Income (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one- and three-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 61% means that 39% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2005. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFRI-UANN-1206
1.784742.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 4.75% sales charge)	4.61%	8.22%	6.34%
Class T (incl. 3.50% sales charge)	5.89%	8.41%	6.41%
Class B (incl. contingent deferred sales charge) B	4.03%	8.19%	6.26%
Class C (incl. contingent deferred sales charge) C	7.92%	8.37%	6.16%

A From September 7, 1999.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance: The Bottom Line - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund - Class T on September 7, 1999, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Going forward, the fund's performance will be compared to the Merrill Lynch U.S. High Yield Master II Constrained Index rather than the Merrill Lynch U.S. High Yield Master II Index because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The U.S. high-yield bond market was the best performing domestic fixed-income asset class during the 12-month period ending October 31, 2006. During that time, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 9.78%. By comparison, the Lehman Brothers® Aggregate Bond Index - a benchmark of the investment-grade taxable bond universe - gained 5.19%. High yield benefited from a slew of factors that are historically a major positive for the group: a low default rate, tight credit spreads relative to high-quality debt, an increase in merger-and-acquisition activity, and a relatively low sensitivity to interest rate swings. The favorable default rate reflected the ongoing climate of solid economic growth, which has helped corporate America strengthen its balance sheets and cash flows. The Federal Reserve Board's pause in its two-year interest rate hike campaign - the central bank left rates unchanged at its August, September and October Open Market Committee meetings - gave a further boost to the high-yield market as investors became more comfortable with higher-risk assets.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 9.82%, 9.73%, 9.03% and 8.92%, respectively (excluding sales charges), compared with 9.78% for the Merrill Lynch Constrained index - which became the fund's primary benchmark on January 1, 2006 - and the 10.34% return of the Merrill Lynch U.S. High Yield Master II Index. Versus the blended high-yield benchmark, security selection in and an underweighting of the automotive industry during the first half of the period bolstered performance, as did strong security selection in and an underweighting of health care. Conversely, an overweighting in bricks-and-mortar gaming detracted, as did poor security selection in the containers industry. Top contributors included General Motors Acceptance Corporation (GMAC), laboratory supply firm VWR - listed as CDRV Investors in the Investments section - United Kingdom-based industrial company Invensys and satellite operator Intelsat. Conversely, holdings of gaming companies Station Casinos and MGM Mirage lagged, as did building materials supplier Masonite. Underweighting cable TV operator Charter Communications also detracted.

Note to shareholders: On January 1, 2006, the fund's benchmark changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,047.20	$ 5.16
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09
Class T
Actual	$ 1,000.00	$ 1,047.90	$ 5.68
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,044.50	$ 9.02
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,044.00	$ 9.53
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Institutional Class
Actual	$ 1,000.00	$ 1,049.10	$ 4.39
Hypothetical A	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Intelsat Ltd.	2.5	1.0
General Motors Acceptance Corp.	2.0	2.6
Ford Motor Credit Co.	1.6	1.9
Chesapeake Energy Corp.	1.5	1.1
Qwest Corp.	1.4	1.1
	9.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.5	9.8
Telecommunications	8.7	6.6
Energy	8.1	8.6
Gaming	6.5	7.9
Healthcare	5.3	4.5
Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
AAA,AA,A 0.7%	AAA,AA,A 0.6%
BBB 0.5%	BBB 0.0%
BB 35.7%	BB 41.9%
B 42.5%	B 44.7%
CCC,CC,C 13.3%	CCC,CC,C 8.2%
Not Rated 1.7%	Not Rated 2.0%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 2.6%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Nonconvertible Bonds 88.6%		Nonconvertible Bonds 87.8%
	Floating Rate Loans 5.6%		Floating Rate Loans 9.4%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	16.7%	** Foreign investments	13.2%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 88.6%
	Principal Amount	Value (Note 1)
Aerospace - 1.9%
Bombardier, Inc.:
6.75% 5/1/12 (c)	$ 860,000	$ 829,900
7.45% 5/1/34 (c)	840,000	743,400
L-3 Communications Corp.:
5.875% 1/15/15	2,280,000	2,205,900
6.375% 10/15/15	1,650,000	1,629,375
7.625% 6/15/12	1,975,000	2,049,063
Orbital Sciences Corp. 9% 7/15/11	680,000	720,800
Primus International, Inc. 11.5% 4/15/09 (c)	1,390,000	1,494,250
		9,672,688
Air Transportation - 1.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	3,100,000	3,107,750
6.977% 11/23/22	296,741	288,580
7.324% 4/15/11	960,000	964,800
7.377% 5/23/19	298,514	286,573
8.608% 10/1/12	200,000	210,000
AMR Corp. 9% 8/1/12	775,000	815,688
Continental Airlines, Inc. 7.875% 7/2/18	193,770	195,223
Continental Airlines, Inc. pass thru trust certificates 9.798% 4/1/21	1,545,213	1,661,104
		7,529,718
Automotive - 4.1%
Ford Motor Co. 7.45% 7/16/31	1,345,000	1,054,144
Ford Motor Credit Co.:
7% 10/1/13	3,120,000	2,893,800
7.25% 10/25/11	1,960,000	1,853,760
9.8238% 4/15/12 (d)	515,000	536,244
10.64% 6/15/11 (c)(d)	2,693,000	2,820,918
General Motors Acceptance Corp.:
5.625% 5/15/09	1,720,000	1,686,606
6.75% 12/1/14	1,665,000	1,640,025
6.875% 9/15/11	915,000	917,288
8% 11/1/31	5,640,000	6,006,570
Visteon Corp. 7% 3/10/14	1,750,000	1,540,000
		20,949,355
Banks and Thrifts - 0.7%
Western Financial Bank 9.625% 5/15/12	3,065,000	3,374,479
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Broadcasting - 0.2%
Nexstar Broadcasting, Inc. 7% 1/15/14	$ 800,000	$ 740,000
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (b)	590,000	510,350
		1,250,350
Building Materials - 0.9%
Anixter International, Inc. 5.95% 3/1/15	1,480,000	1,372,700
Interface, Inc. 9.5% 2/1/14	395,000	410,800
Masonite Corp. 11% 4/6/15 (c)	2,410,000	2,175,025
Nortek, Inc. 8.5% 9/1/14	540,000	515,700
NTK Holdings, Inc. 0% 3/1/14 (b)	340,000	233,750
		4,707,975
Cable TV - 3.3%
Cablevision Systems Corp. 9.87% 4/1/09 (d)	1,725,000	1,798,313
Charter Communications Holdings I LLC:
0% 1/15/15 (b)	215,000	178,988
9.92% 4/1/14	1,395,000	1,122,975
10% 5/15/14	1,370,000	1,000,100
11.125% 1/15/14	605,000	503,663
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	400,000	384,000
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,160,000	1,197,700
EchoStar DBS Corp.:
5.75% 10/1/08	1,830,000	1,818,563
7% 10/1/13 (c)	2,190,000	2,162,625
7.125% 2/1/16 (c)	2,115,000	2,067,413
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	1,105,000	1,143,675
Kabel Deutschland GmbH 10.625% 7/1/14 (c)	1,475,000	1,593,000
NTL Cable PLC:
8.75% 4/15/14	970,000	1,018,500
9.125% 8/15/16	710,000	745,500
		16,735,015
Capital Goods - 1.8%
Amsted Industries, Inc. 10.25% 10/15/11 (c)	1,435,000	1,531,863
Case New Holland, Inc. 7.125% 3/1/14	1,310,000	1,296,900
Invensys PLC 9.875% 3/15/11 (c)	2,378,000	2,592,020
Leucadia National Corp. 7% 8/15/13	1,840,000	1,844,600
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Capital Goods - continued
Park-Ohio Industries, Inc. 8.375% 11/15/14	$ 1,170,000	$ 1,085,175
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,045,000	1,024,100
		9,374,658
Chemicals - 3.9%
Chemtura Corp. 6.875% 6/1/16	1,020,000	999,600
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (b)	1,015,000	834,838
Series B, 0% 10/1/14 (b)	620,000	516,150
Equistar Chemicals LP 7.55% 2/15/26	775,000	699,438
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	490,000	510,825
10.125% 9/1/08	525,000	556,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 10.1238% 7/15/10 (d)	1,315,000	1,341,300
Lyondell Chemical Co.:
8% 9/15/14	1,150,000	1,177,313
8.25% 9/15/16	1,150,000	1,181,625
Millennium America, Inc.:
7.625% 11/15/26	350,000	304,500
9.25% 6/15/08	1,160,000	1,196,250
Nalco Co. 7.75% 11/15/11	1,155,000	1,176,656
Nell AF Sarl 8.375% 8/15/15 (c)	2,810,000	2,852,150
NOVA Chemicals Corp.:
7.4% 4/1/09	1,710,000	1,739,925
8.405% 11/15/13 (d)	1,090,000	1,100,900
Phibro Animal Health Corp.:
10% 8/1/13 (c)	960,000	993,600
13% 8/1/14 (c)	1,205,000	1,217,050
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	1,655,000	1,712,925
		20,111,545
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	574,600
Jostens IH Corp. 7.625% 10/1/12	550,000	555,500
Revlon Consumer Products Corp.:
8.625% 2/1/08	800,000	768,000
9.5% 4/1/11	765,000	688,500
Samsonite Corp. 8.875% 6/1/11	585,000	612,788
		3,199,388
Containers - 2.0%
Ball Corp. 6.625% 3/15/18	135,000	132,638
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Containers - continued
Berry Plastics Holding Corp. 8.875% 9/15/14 (c)	$ 1,720,000	$ 1,739,350
BWAY Corp. 10% 10/15/10	2,610,000	2,740,500
Graham Packaging Co. LP/GPC Capital Corp.:
8.5% 10/15/12	755,000	751,225
9.875% 10/15/14	345,000	341,550
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,675,000	1,727,344
Owens-Illinois, Inc.:
7.35% 5/15/08	945,000	945,000
7.5% 5/15/10	1,970,000	1,984,775
		10,362,382
Diversified Financial Services - 0.6%
E*TRADE Financial Corp.:
7.375% 9/15/13	515,000	526,588
7.875% 12/1/15	1,030,000	1,094,375
8% 6/15/11	1,530,000	1,587,375
		3,208,338
Diversified Media - 1.6%
Affinion Group, Inc. 11.5% 10/15/15	1,285,000	1,339,613
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	1,047,800
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,083,750
Nielsen Finance LLC/Co.:
0% 8/1/16 (b)(c)	1,625,000	997,344
10% 8/1/14 (c)	1,380,000	1,436,856
Quebecor Media, Inc. 7.75% 3/15/16	2,040,000	2,014,500
		7,919,863
Electric Utilities - 3.5%
AES Corp. 9.375% 9/15/10	875,000	947,188
AES Gener SA 7.5% 3/25/14	2,995,000	3,114,800
Aquila, Inc. 14.875% 7/1/12	885,000	1,157,138
Dynegy Holdings, Inc. 8.375% 5/1/16	1,205,000	1,238,138
Mirant Americas Generation LLC 8.5% 10/1/21	1,620,000	1,599,750
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,315,000	2,315,000
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	315,000	324,450
NGC Corp. 7.125% 5/15/18	670,000	623,100
NRG Energy, Inc. 7.25% 2/1/14	720,000	729,000
Tenaska Alabama Partners LP 7% 6/30/21 (c)	1,885,093	1,870,955
TXU Corp. 6.5% 11/15/24	2,095,000	2,011,829
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Electric Utilities - continued
Utilicorp Canada Finance Corp. 7.75% 6/15/11	$ 1,745,000	$ 1,836,613
Utilicorp United, Inc. 9.95% 2/1/11 (d)	29,000	32,045
		17,800,006
Energy - 7.5%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,145,000	1,167,900
Chaparral Energy, Inc. 8.5% 12/1/15	1,010,000	1,007,475
Chesapeake Energy Corp.:
6.5% 8/15/17	2,780,000	2,613,200
6.875% 1/15/16	1,390,000	1,370,888
7.625% 7/15/13	1,850,000	1,910,125
7.75% 1/15/15	1,225,000	1,255,625
El Paso Natural Gas Co. 8.375% 6/15/32	105,000	121,834
El Paso Performance-Linked Trust 7.75% 7/15/11 (c)	2,340,000	2,427,750
Hanover Compressor Co.:
8.625% 12/15/10	630,000	655,200
9% 6/1/14	685,000	728,669
Hanover Equipment Trust 8.75% 9/1/11	245,000	252,963
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (c)	1,210,000	1,164,625
9% 6/1/16 (c)	1,630,000	1,691,125
10.5% 9/1/10 (c)	560,000	600,600
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	1,040,000	1,079,000
Pan American Energy LLC 7.75% 2/9/12 (c)	1,400,000	1,407,000
Parker Drilling Co.:
9.625% 10/1/13	880,000	959,200
10.15% 9/1/10 (d)	1,099,000	1,122,354
Petrohawk Energy Corp. 9.125% 7/15/13 (c)	2,915,000	2,973,300
Pogo Producing Co. 6.875% 10/1/17	1,745,000	1,653,388
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,600,000	1,536,000
7.375% 7/15/13	2,250,000	2,261,250
7.5% 5/15/16	2,050,000	2,070,500
SESI LLC 6.875% 6/1/14 (c)	1,300,000	1,290,250
Stone Energy Corp. 6.75% 12/15/14	1,340,000	1,283,050
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (c)	900,000	897,750
Williams Companies, Inc. 6.375% 10/1/10 (c)	2,190,000	2,187,263
Williams Partners LP/Williams Partners Finance Corp. 7.5% 6/15/11 (c)	630,000	644,175
		38,332,459
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Entertainment/Film - 0.2%
AMC Entertainment, Inc. 8% 3/1/14	$ 1,080,000	$ 1,034,100
Environmental - 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	235,000	225,013
7.125% 5/15/16	1,510,000	1,491,125
8.5% 12/1/08	2,350,000	2,473,375
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	160,000	159,600
7.4% 9/15/35	220,000	201,300
		4,550,413
Food and Drug Retail - 0.9%
Albertsons, Inc.:
7.45% 8/1/29	855,000	830,286
7.75% 6/15/26	980,000	978,197
8% 5/1/31	630,000	635,409
Rite Aid Corp.:
7.5% 1/15/15	535,000	502,900
7.7% 2/15/27	115,000	91,425
8.125% 5/1/10	255,000	256,913
SUPERVALU, Inc. 7.5% 11/15/14	1,120,000	1,138,200
		4,433,330
Food/Beverage/Tobacco - 1.5%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	1,148,850
Pierre Foods, Inc. 9.875% 7/15/12	885,000	902,700
Reynolds American, Inc.:
7.25% 6/1/13 (c)	1,310,000	1,355,981
7.3% 7/15/15 (c)	2,415,000	2,496,506
Swift & Co.:
10.125% 10/1/09	1,315,000	1,354,450
12.5% 1/1/10	290,000	295,800
		7,554,287
Gaming - 5.7%
Chukchansi Economic Development Authority:
8% 11/15/13 (c)	795,000	826,800
8.78% 11/15/12 (c)(d)	360,000	372,150
Mandalay Resort Group 9.375% 2/15/10	2,365,000	2,512,813
MGM Mirage, Inc.:
6% 10/1/09	2,255,000	2,226,813
6.625% 7/15/15	1,070,000	1,013,825
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Gaming - continued
MGM Mirage, Inc.: - continued
6.75% 9/1/12	$ 2,705,000	$ 2,637,375
6.875% 4/1/16	845,000	801,694
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	634,400
6.375% 7/15/09	1,830,000	1,818,563
7.125% 8/15/14	585,000	588,656
8% 4/1/12	290,000	301,600
MTR Gaming Group, Inc.:
9% 6/1/12 (c)	400,000	406,000
9.75% 4/1/10	1,340,000	1,413,700
Scientific Games Corp. 6.25% 12/15/12	925,000	885,688
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,450,000	1,459,063
7.25% 5/1/12	2,135,000	2,148,344
Station Casinos, Inc.:
6.625% 3/15/18	1,085,000	960,225
6.875% 3/1/16	2,890,000	2,647,963
Turning Stone Resort Casino Enterprise 9.125% 9/15/14 (c)	1,370,000	1,399,113
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	590,000	410,050
9% 1/15/12	1,380,000	1,421,400
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,305,000	2,359,744
		29,245,979
Healthcare - 5.3%
AmeriPath, Inc. 10.5% 4/1/13	1,100,000	1,182,500
CDRV Investors, Inc. 0% 1/1/15 (b)	3,785,000	2,933,375
Concentra Operating Corp.:
9.125% 6/1/12	1,125,000	1,175,625
9.5% 8/15/10	450,000	470,250
HealthSouth Corp.:
10.75% 6/15/16 (c)	1,225,000	1,254,094
11.4181% 6/15/14 (c)(d)	665,000	679,131
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,385,000	1,339,988
LifeCare Holdings, Inc. 9.25% 8/15/13	270,000	163,350
Multiplan, Inc. 10.375% 4/15/16 (c)	935,000	939,675
National Mentor Holdings, Inc. 11.25% 7/1/14 (c)	1,360,000	1,428,000
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,843,550
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - continued
Omega Healthcare Investors, Inc.: - continued
7% 1/15/16	$ 1,635,000	$ 1,629,686
Rural/Metro Corp. 9.875% 3/15/15	515,000	535,600
Senior Housing Properties Trust 8.625% 1/15/12	875,000	942,813
Service Corp. International (SCI):
6.75% 4/1/16	1,130,000	1,090,450
7.375% 10/1/14 (c)	1,190,000	1,216,775
7.625% 10/1/18 (c)	890,000	907,800
7.75% 6/15/17 (c)(d)	1,150,000	1,109,750
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	1,550,000	1,584,875
Ventas Realty LP:
6.5% 6/1/16	1,810,000	1,778,325
6.625% 10/15/14	830,000	827,925
6.75% 4/1/17	1,030,000	1,031,288
		27,064,825
Homebuilding/Real Estate - 2.1%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	1,005,000	997,463
8.125% 6/1/12	3,400,000	3,476,500
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	310,000	292,950
6.25% 1/15/15	770,000	709,401
8.875% 4/1/12	660,000	661,650
KB Home 7.75% 2/1/10	2,280,000	2,280,000
Technical Olympic USA, Inc.:
7.5% 3/15/11	335,000	276,375
7.5% 1/15/15	835,000	651,300
10.375% 7/1/12	335,000	299,825
WCI Communities, Inc.:
6.625% 3/15/15	675,000	553,500
7.875% 10/1/13	330,000	278,025
		10,476,989
Hotels - 0.7%
Grupo Posadas SA de CV 8.75% 10/4/11 (c)	1,020,000	1,060,800
Host Marriott LP 7.125% 11/1/13	2,415,000	2,442,169
		3,502,969
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Insurance - 0.4%
UnumProvident Corp. 7.375% 6/15/32	$ 660,000	$ 708,193
UnumProvident Finance Co. PLC 6.85% 11/15/15 (c)	1,400,000	1,463,000
		2,171,193
Leisure - 2.2%
Royal Caribbean Cruises Ltd.:
7% 6/15/13	2,005,000	2,036,735
yankee 7.5% 10/15/27	1,680,000	1,627,500
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	708,000	582,330
Town Sports International, Inc. 9.625% 4/15/11	1,758,000	1,854,690
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,862,825
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	225,000	226,406
10.1213% 5/1/10 (d)	2,180,000	2,242,675
		11,433,161
Metals/Mining - 3.6%
Arch Western Finance LLC 6.75% 7/1/13	2,260,000	2,175,250
Compass Minerals International, Inc.:
0% 12/15/12 (b)	865,000	852,025
0% 6/1/13 (b)	1,620,000	1,539,000
Drummond Co., Inc. 7.375% 2/15/16 (c)	2,735,000	2,605,088
FMG Finance Pty Ltd.:
9.405% 9/1/11 (c)(d)	1,185,000	1,140,563
10% 9/1/13 (c)	1,170,000	1,134,900
10.625% 9/1/16 (c)	1,280,000	1,260,800
Massey Energy Co. 6.875% 12/15/13	1,930,000	1,809,375
Peabody Energy Corp.:
7.375% 11/1/16	1,110,000	1,151,625
7.875% 11/1/26	1,535,000	1,588,725
PNA Group, Inc. 10.75% 9/1/16 (c)	1,400,000	1,442,000
Vedanta Resources PLC 6.625% 2/22/10 (c)	1,900,000	1,873,970
		18,573,321
Paper - 1.5%
Bowater, Inc.:
6.5% 6/15/13	695,000	618,550
9.5% 10/15/12	770,000	756,525
Catalyst Paper Corp. 8.625% 6/15/11	1,060,000	1,060,000
Georgia-Pacific Corp.:
8% 1/15/24	520,000	521,300
8.125% 5/15/11	840,000	867,300
8.875% 5/15/31	1,470,000	1,536,150
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Paper - continued
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	$ 590,000	$ 544,275
Stone Container Corp. 9.75% 2/1/11	675,000	695,250
Stone Container Finance Co. 7.375% 7/15/14	1,250,000	1,143,750
		7,743,100
Publishing/Printing - 1.2%
Dex Media West LLC/Dex Media West Finance Co. 8.5% 8/15/10	785,000	814,438
Houghton Mifflin Co. 9.875% 2/1/13	1,300,000	1,378,000
The Reader's Digest Association, Inc. 6.5% 3/1/11	4,230,000	4,103,100
		6,295,538
Railroad - 0.2%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,100,000	1,113,750
Restaurants - 1.2%
Carrols Corp. 9% 1/15/13	2,035,000	2,070,613
Friendly Ice Cream Corp. 8.375% 6/15/12	2,225,000	2,035,875
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	2,305,000	2,207,038
		6,313,526
Services - 3.3%
Ashtead Capital, Inc. 9% 8/15/16 (c)	1,200,000	1,260,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (c)	935,000	913,963
7.75% 5/15/16 (c)	1,550,000	1,511,250
7.905% 5/15/14 (c)(d)	210,000	205,275
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (c)	1,205,000	1,241,150
FTI Consulting, Inc.:
7.625% 6/15/13	2,425,000	2,443,188
7.75% 10/1/16 (c)	1,000,000	1,025,000
Hertz Corp.:
8.875% 1/1/14 (c)	190,000	199,025
10.5% 1/1/16 (c)	835,000	916,413
Iron Mountain, Inc.:
8.25% 7/1/11	735,000	736,838
8.625% 4/1/13	1,110,000	1,140,525
Penhall International Corp. 12% 8/1/14 (c)	1,040,000	1,107,600
Rural/Metro Corp. 0% 3/15/16 (b)	1,305,000	991,800
United Rentals North America, Inc. 7% 2/15/14	3,055,000	2,925,163
		16,617,190
Shipping - 1.9%
OMI Corp. 7.625% 12/1/13	3,310,000	3,359,650
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Shipping - continued
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	$ 295,000	$ 289,100
8.25% 3/15/13	420,000	443,100
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,441,125
Teekay Shipping Corp. 8.875% 7/15/11	1,245,000	1,325,925
		9,858,900
Steels - 0.4%
RathGibson, Inc. 11.25% 2/15/14 (c)	1,710,000	1,795,500
Super Retail - 2.1%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	3,260,000	3,374,100
Michaels Stores, Inc.:
10% 11/1/14 (c)	1,670,000	1,674,175
11.375% 11/1/16 (c)	1,680,000	1,684,200
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,445,400
Nebraska Book Co., Inc. 8.625% 3/15/12	1,180,000	1,109,200
Sonic Automotive, Inc. 8.625% 8/15/13	1,605,000	1,637,100
		10,924,175
Technology - 10.1%
Activant Solutions, Inc. 9.5% 5/1/16 (c)	500,000	465,000
Amkor Technology, Inc. 9.25% 6/1/16	1,685,000	1,550,200
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (c)	1,645,000	1,739,588
10.9% 6/1/13 (c)(d)	1,190,000	1,246,525
Celestica, Inc.:
7.625% 7/1/13	1,110,000	1,104,450
7.875% 7/1/11	2,110,000	2,125,825
Eastman Kodak Co. 7.25% 11/15/13	680,000	666,400
Freescale Semiconductor, Inc.:
6.875% 7/15/11	3,725,000	3,915,906
7.125% 7/15/14	1,430,000	1,531,888
IKON Office Solutions, Inc. 7.75% 9/15/15	1,840,000	1,915,900
Lucent Technologies, Inc.:
6.45% 3/15/29	4,120,000	3,687,400
6.5% 1/15/28	1,265,000	1,125,850
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
8% 12/15/14	780,000	475,800
8.64% 12/15/11 (d)	1,075,000	924,500
Nortel Networks Corp.:
9.6238% 7/15/11 (c)(d)	1,335,000	1,385,063
10.125% 7/15/13 (c)	1,520,000	1,613,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Technology - continued
Northern Telecom Capital Corp. 7.875% 6/15/26	$ 195,000	$ 170,625
NXP BV:
7.875% 10/15/14 (c)	2,275,000	2,309,125
8.118% 10/15/13 (c)(d)	1,700,000	1,714,875
9.5% 10/15/15 (c)	2,210,000	2,215,525
Sanmina-SCI Corp.:
6.75% 3/1/13	1,575,000	1,472,625
8.125% 3/1/16	1,700,000	1,661,750
Seagate Technology HDD Holdings 6.8% 10/1/16	1,030,000	1,017,125
Serena Software, Inc. 10.375% 3/15/16	670,000	711,875
STATS ChipPAC Ltd. 7.5% 7/19/10	2,365,000	2,391,725
SunGard Data Systems, Inc.:
9.125% 8/15/13	2,450,000	2,529,625
9.9725% 8/15/13 (d)	1,425,000	1,474,875
10.25% 8/15/15	415,000	432,638
UGS Capital Corp. II 10.38% 6/1/11 pay-in-kind (c)(d)	2,310,000	2,385,075
Xerox Capital Trust I 8% 2/1/27	2,955,000	3,028,875
Xerox Corp.:
6.4% 3/15/16	1,695,000	1,699,238
7.625% 6/15/13	1,115,000	1,165,175
		51,854,146
Telecommunications - 8.4%
Centennial Communications Corp.:
10% 1/1/13	775,000	804,063
11.1216% 1/1/13 (d)	365,000	379,600
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	600,000	600,000
Digicel Ltd. 9.25% 9/1/12 (c)	2,735,000	2,854,656
Intelsat Ltd.:
6.5% 11/1/13	5,245,000	4,327,125
7.625% 4/15/12	2,880,000	2,595,600
9.25% 6/15/16 (c)	2,360,000	2,513,400
11.25% 6/15/16 (c)	2,090,000	2,272,875
11.64% 6/15/13 (c)(d)	1,420,000	1,501,650
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (d)	1,045,000	1,059,369
Level 3 Communications, Inc. 12.875% 3/15/10	455,000	472,063
Level 3 Financing, Inc.:
9.25% 11/1/14 (c)	2,480,000	2,495,500
12.25% 3/15/13	2,355,000	2,655,263
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
MetroPCS Wireless, Inc. 9.25% 11/1/14 (c)	$ 1,940,000	$ 1,956,975
Millicom International Cellular SA 10% 12/1/13	1,183,000	1,271,725
Mobile Telesystems Finance SA 8% 1/28/12 (c)	2,081,000	2,156,436
PanAmSat Corp. 9% 8/15/14	919,000	960,355
Qwest Corp.:
7.5% 10/1/14 (c)	1,590,000	1,667,513
8.64% 6/15/13 (d)	3,080,000	3,314,696
8.875% 3/15/12	380,000	418,000
Rogers Communications, Inc. 9.625% 5/1/11	1,540,000	1,724,800
U.S. West Capital Funding, Inc. 6.375% 7/15/08	1,050,000	1,047,375
U.S. West Communications:
6.875% 9/15/33	635,000	593,725
7.5% 6/15/23	1,230,000	1,236,150
Windstream Corp.:
8.125% 8/1/13 (c)	495,000	529,056
8.625% 8/1/16 (c)	1,195,000	1,289,166
		42,697,136
Textiles & Apparel - 0.7%
Levi Strauss & Co.:
8.875% 4/1/16	2,245,000	2,301,125
10.1216% 4/1/12 (d)	640,000	656,800
Warnaco, Inc. 8.875% 6/15/13	335,000	347,981
		3,305,906
TOTAL NONCONVERTIBLE BONDS (Cost $447,763,207)		453,087,653
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (c)	112,394	114,905
Class BWE, 7.226% 10/11/37 (c)	156,375	161,628
Class BWF, 7.55% 10/11/37 (c)	135,850	141,904
Class BWG, 8.155% 10/11/37 (c)	131,941	141,363
Class BWH, 9.073% 10/11/37 (c)	97,734	108,357
Class BWJ, 9.99% 10/11/37 (c)	112,394	128,803
Class BWK, 10.676% 10/11/37 (c)	97,734	114,105
Class BWL, 10.1596% 10/11/37 (c)	159,307	180,078
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $967,592)		1,091,143
Floating Rate Loans - 5.6%
	Principal Amount	Value (Note 1)
Automotive - 0.2%
Lear Corp. term loan 7.8779% 4/25/12 (d)	$ 1,000,000	$ 998,750
Cable TV - 1.3%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (d)	2,404,000	2,422,030
CSC Holdings, Inc. Tranche B, term loan 7.148% 3/29/13 (d)	2,557,150	2,555,552
Insight Midwest Holdings LLC Tranche B, term loan 7.57% 4/6/14 (d)(e)	1,800,000	1,811,250
		6,788,832
Diversified Financial Services - 0.4%
LPL Holdings, Inc. Tranche B, term loan 8.3015% 6/28/13 (d)	1,781,264	1,799,077
Electric Utilities - 0.7%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 7.6206% 6/24/12 (d)	1,182,991	1,188,906
term loan 7.6151% 6/24/12 (d)	845,613	849,841
Tranche 2, term loan 10.8706% 6/24/13 (d)	1,517,750	1,532,928
		3,571,675
Energy - 0.6%
Coffeyville Resources LLC Tranche 2, term loan 12.125% 7/8/13 (d)	1,030,000	1,060,900
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4919% 10/31/12 (d)	216,774	218,400
term loan:
7.6169% 10/31/07 (d)	790,000	790,000
7.6323% 10/31/12 (d)	894,194	900,900
		2,970,200
Gaming - 0.8%
Kerzner International Ltd.:
term loan 8.39% 9/1/13 (d)	1,162,500	1,153,781
Class DD, term loan 8.39% 9/1/13 (d)(e)	697,500	692,269
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (d)(e)	780,000	776,100
8.12% 5/26/13 (d)	1,560,000	1,563,900
		4,186,050
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 7.3851% 12/23/12 (d)	3,384,425	3,403,462
Floating Rate Loans - continued
	Principal Amount	Value (Note 1)
Services - 0.0%
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/21/13 (d)	$ 190,000	$ 191,900
Super Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (d)	1,250,000	1,254,688
Technology - 0.4%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.57% 3/9/11 (d)	1,464,864	1,453,878
Tranche B, term loan 7.07% 3/9/13 (d)	529,252	530,575
		1,984,453
Telecommunications - 0.3%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d)	1,675,000	1,698,031
TOTAL FLOATING RATE LOANS (Cost $28,722,011)		28,847,118
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 5.34% (a) (Cost $23,006,240)	23,006,240	23,006,240
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $500,459,050)		506,032,154
NET OTHER ASSETS - 1.1%		5,484,268
NET ASSETS - 100%		$ 511,516,422
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $119,710,250 or 23.4% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,695,000 and $1,690,425, respectively. The coupon rates will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,036,574
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.3%
Bermuda	4.2%
Canada	3.7%
United Kingdom	1.6%
Luxembourg	1.6%
Netherlands	1.2%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $477,452,810)	$ 483,025,914
Fidelity Central Funds (cost $23,006,240)	23,006,240
Total Investments (cost $500,459,050)		$ 506,032,154
Cash		102,316
Receivable for investments sold		2,883,251
Receivable for fund shares sold		794,177
Interest receivable		9,441,859
Total assets		519,253,757

Liabilities
Payable for investments purchased	$ 5,730,235
Payable for fund shares redeemed	979,310
Distributions payable	517,143
Accrued management fee	240,527
Distribution fees payable	112,752
Other affiliated payables	111,823
Other payables and accrued expenses	45,545
Total liabilities		7,737,335

Net Assets		$ 511,516,422
Net Assets consist of:
Paid in capital		$ 500,891,776
Undistributed net investment income		1,420,855
Accumulated undistributed net realized gain (loss) on investments		3,630,687
Net unrealized appreciation (depreciation) on investments		5,573,104
Net Assets		$ 511,516,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,666,249 ÷ 14,104,768 shares)	$ 9.26

Maximum offering price per share (100/95.25 of $9.26)	$ 9.72
Class T: Net Asset Value and redemption price per share ($68,487,150 ÷ 7,402,457 shares)	$ 9.25

Maximum offering price per share (100/96.50 of $9.25)	$ 9.59
Class B: Net Asset Value and offering price per share ($51,362,073 ÷ 5,554,078 shares)A	$ 9.25

Class C: Net Asset Value and offering price per share ($52,795,525 ÷ 5,708,635 shares)A	$ 9.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($208,205,425 ÷ 22,456,446 shares)	$ 9.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Interest		$ 40,282,845
Income from Fidelity Central Funds		1,036,574
Total income		41,319,419

Expenses
Management fee	$ 2,965,765
Transfer agent fees	1,196,837
Distribution fees	1,379,199
Accounting fees and expenses	226,133
Custodian fees and expenses	21,637
Independent trustees' compensation	2,032
Registration fees	126,454
Audit	57,065
Legal	44,749
Miscellaneous	14,326
Total expenses before reductions	6,034,197
Expense reductions	(256,924)	5,777,273
Net investment income		35,542,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,829,006
Change in net unrealized appreciation (depreciation) on investment securities		7,124,502
Net gain (loss)		10,953,508
Net increase (decrease) in net assets resulting from operations		$ 46,495,654

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 35,542,146	$ 31,462,609
Net realized gain (loss)	3,829,006	8,258,105
Change in net unrealized appreciation (depreciation)	7,124,502	(23,524,145)
Net increase (decrease) in net assets resulting from operations	46,495,654	16,196,569
Distributions to shareholders from net investment income	(34,347,748)	(32,172,399)
Distributions to shareholders from net realized gain	(7,477,368)	(7,269,360)
Total distributions	(41,825,116)	(39,441,759)
Share transactions - net increase (decrease)	188,578	27,368,791
Redemption fees	576,163	91,857
Total increase (decrease) in net assets	5,435,279	4,215,458

Net Assets
Beginning of period	506,081,143	501,865,685
End of period (including undistributed net investment income of $1,420,855 and undistributed net investment income of $1,696,257, respectively)	$ 511,516,422	$ 506,081,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 9.59	$ 9.33	$ 7.89	$ 8.75
Income from Investment Operations
Net investment income C	.634	.615	.675	.725	.709
Net realized and unrealized gain (loss)	.214	(.288)	.267	1.360	(.908)
Total from investment operations	.848	.327	.942	2.085	(.199)
Distributions from net investment income	(.613)	(.629)	(.683)	(.645)	(.661)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.748)	(.769)	(.683)	(.645)	(.661)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.26	$ 9.15	$ 9.59	$ 9.33	$ 7.89
Total Return A,B	9.82%	3.53%	10.50%	27.23%	(2.49)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.02%	1.01%	1.00%	1.02%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	6.95%	6.58%	7.21%	8.26%	8.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,666	$ 115,345	$ 94,349	$ 61,084	$ 31,456
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.58	$ 9.33	$ 7.89	$ 8.74
Income from Investment Operations
Net investment income C	.624	.607	.668	.717	.695
Net realized and unrealized gain (loss)	.215	(.289)	.255	1.359	(.893)
Total from investment operations	.839	.318	.923	2.076	(.198)
Distributions from net investment income	(.604)	(.620)	(.674)	(.636)	(.652)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.739)	(.760)	(.674)	(.636)	(.652)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.58	$ 9.33	$ 7.89
Total Return A,B	9.73%	3.43%	10.29%	27.11%	(2.47)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.18%	1.19%	1.19%	1.19%	1.24%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.85%	6.49%	7.11%	8.16%	8.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,487	$ 69,091	$ 91,707	$ 81,735	$ 35,751
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Income from Investment Operations
Net investment income C	.565	.546	.606	.658	.641
Net realized and unrealized gain (loss)	.215	(.279)	.256	1.361	(.904)
Total from investment operations	.780	.267	.862	2.019	(.263)
Distributions from net investment income	(.545)	(.559)	(.613)	(.579)	(.597)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.680)	(.699)	(.613)	(.579)	(.597)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Total Return A,B	9.03%	2.87%	9.58%	26.32%	(3.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.81%	1.80%	1.80%	1.83%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	6.20%	5.84%	6.46%	7.51%	7.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,362	$ 64,804	$ 79,997	$ 70,661	$ 32,854
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Income from Investment Operations
Net investment income C	.556	.536	.597	.651	.635
Net realized and unrealized gain (loss)	.215	(.278)	.256	1.359	(.906)
Total from investment operations	.771	.258	.853	2.010	(.271)
Distributions from net investment income	(.536)	(.550)	(.604)	(.570)	(.589)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.671)	(.690)	(.604)	(.570)	(.589)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Total Return A,B	8.92%	2.77%	9.47%	26.19%	(3.32)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.86%	1.87%	1.87%	1.88%	1.90%
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income	6.10%	5.74%	6.36%	7.41%	7.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,796	$ 56,036	$ 64,187	$ 59,655	$ 20,719
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 9.60	$ 9.34	$ 7.90	$ 8.75
Income from Investment Operations
Net investment income B	.648	.630	.690	.739	.709
Net realized and unrealized gain (loss)	.214	(.289)	.267	1.359	(.886)
Total from investment operations	.862	.341	.957	2.098	(.177)
Distributions from net investment income	(.627)	(.643)	(.698)	(.658)	(.673)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.762)	(.783)	(.698)	(.658)	(.673)
Redemption fees added to paid in capital B	.010	.002	.001	-	-
Net asset value, end of period	$ 9.27	$ 9.16	$ 9.60	$ 9.34	$ 7.90
Total Return A	9.98%	3.68%	10.66%	27.38%	(2.23)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.91%	.90%	.96%	.96%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.10%	6.73%	7.36%	8.41%	8.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 208,205	$ 200,804	$ 171,625	$ 108,885	$ 48,379
Portfolio turnover rate D	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,135,015
Unrealized depreciation	(5,356,612)
Net unrealized appreciation (depreciation)	5,778,403
Undistributed ordinary income	1,564,647
Undistributed long-term capital gain	2,332,499
Cost for federal income tax purposes	$ 500,253,751

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 36,009,385	$ 32,172,399
Long-term Capital Gains	5,815,731	7,269,360
Total	$ 41,825,116	$ 39,441,759

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $354,891,234 and $367,485,077, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 181,336	$ 2,510
Class T	0%	.25%	164,470	886
Class B	.65%	.25%	510,808	369,062
Class C	.75%	.25%	522,585	67,831
			$ 1,379,199	$ 440,289

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,294
Class T	12,396
Class B*	145,069
Class C*	7,616
$ 199,375

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 230,284.19
Class T	173,225.26
Class B	137,714.24
Class C	103,144.20
Institutional Class	552,470.25
	$ 1,196,837

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,175 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.00%	$ 7,117
Class T	1.10%	51,842
Class B	1.75%	33,462
Class C	1.85%	7,014
Institutional Class	.85%	136,427
		$ 235,862

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $19,088. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class C	135
$ 148

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 8,132,325	$ 7,048,649
Class T	4,364,476	5,708,722
Class B	3,396,706	4,364,924
Class C	3,076,065	3,597,117
Institutional Class	15,378,176	11,452,987
Total	$ 34,347,748	$ 32,172,399

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

	Years ended October 31,
	2006	2005
From net realized gain
Class A	$ 1,726,911	$ 1,410,913
Class T	982,007	1,360,690
Class B	927,262	1,136,583
Class C	811,022	958,694
Institutional Class	3,030,166	2,402,480
Total	$ 7,477,368	$ 7,269,360

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	4,921,122	4,966,212	$ 44,901,425	$ 46,487,910
Reinvestment of distributions	887,253	720,034	8,091,586	6,751,707
Shares redeemed	(4,307,073)	(2,923,855)	(39,280,504)	(27,342,681)
Net increase (decrease)	1,501,302	2,762,391	$ 13,712,507	$ 25,896,936
Class T
Shares sold	2,122,712	2,067,254	$ 19,339,885	$ 19,403,111
Reinvestment of distributions	473,437	624,783	4,311,964	5,866,634
Shares redeemed	(2,751,537)	(4,708,927)	(25,073,627)	(43,555,089)
Net increase (decrease)	(155,388)	(2,016,890)	$ (1,421,778)	$ (18,285,344)
Class B
Shares sold	723,865	1,331,209	$ 6,590,070	$ 12,468,265
Reinvestment of distributions	279,486	340,199	2,542,733	3,193,695
Shares redeemed	(2,541,737)	(2,934,943)	(23,161,228)	(27,417,149)
Net increase (decrease)	(1,538,386)	(1,263,535)	$ (14,028,425)	$ (11,755,189)
Class C
Shares sold	1,340,176	1,658,567	$ 12,225,070	$ 15,617,314
Reinvestment of distributions	266,004	300,508	2,420,777	2,822,276
Shares redeemed	(2,030,012)	(2,530,665)	(18,484,174)	(23,608,784)
Net increase (decrease)	(423,832)	(571,590)	$ (3,838,327)	$ (5,169,194)
Institutional Class
Shares sold	27,984,682	11,245,915	$ 253,342,940	$ 104,913,829
Reinvestment of distributions	1,859,946	1,307,790	16,967,286	12,272,408
Shares redeemed	(29,311,604)	(8,516,753)	(264,545,625)	(80,504,655)
Net increase (decrease)	533,024	4,036,952	$ 5,764,601	$ 36,681,582

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Matthew J. Conti (40)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and portfolio manager. Mr. Conti also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/11/06	12/08/06	$.05
Class T	12/11/06	12/08/06	$.05
Class B	12/11/06	12/08/06	$.05
Class C	12/11/06	12/08/06	$.05

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $2,332,499, or, if subsequently determined to be different, the net capital gain of such year.

A total of .05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,887,141 of distributions paid during the period January 1, 2006 to October 31, 2006, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2005, and the total expenses of each of Class C, Class T, and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHI-UANN-1206
1.784748.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	9.98%	9.46%	7.24%

A From September 7, 1999.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Going forward, the fund's performance will be compared to the Merrill Lynch U.S. High Yield Master II Constrained Index rather than the Merrill Lynch U.S. High Yield Master II Index because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The U.S. high-yield bond market was the best performing domestic fixed-income asset class during the 12-month period ending October 31, 2006. During that time, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 9.78%. By comparison, the Lehman Brothers® Aggregate Bond Index - a benchmark of the investment-grade taxable bond universe - gained 5.19%. High yield benefited from a slew of factors that are historically a major positive for the group: a low default rate, tight credit spreads relative to high-quality debt, an increase in merger-and-acquisition activity, and a relatively low sensitivity to interest rate swings. The favorable default rate reflected the ongoing climate of solid economic growth, which has helped corporate America strengthen its balance sheets and cash flows. The Federal Reserve Board's pause in its two-year interest rate hike campaign - the central bank left rates unchanged at its August, September and October Open Market Committee meetings - gave a further boost to the high-yield market as investors became more comfortable with higher-risk assets.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 9.98%, outperforming the Merrill Lynch Constrained index - which became the fund's primary benchmark on January 1, 2006 - but lagging the 10.34% return of the Merrill Lynch U.S. High Yield Master II Index. Versus the blended high-yield benchmark, security selection in and an underweighting of the automotive industry during the first half of the period bolstered performance, as did strong security selection in and an underweighting of health care. Conversely, an overweighting in bricks-and-mortar gaming detracted, as did poor security selection in the containers industry. Top contributors included General Motors Acceptance Corporation (GMAC), laboratory supply firm VWR - listed as CDRV Investors in the Investments section - United Kingdom-based industrial company Invensys and satellite operator Intelsat. Conversely, holdings of gaming companies Station Casinos and MGM Mirage lagged, as did building materials supplier Masonite. Underweighting cable TV operator Charter Communications also detracted.

Note to shareholders: On January 1, 2006, the fund's benchmark changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,047.20	$ 5.16
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09
Class T
Actual	$ 1,000.00	$ 1,047.90	$ 5.68
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,044.50	$ 9.02
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,044.00	$ 9.53
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Institutional Class
Actual	$ 1,000.00	$ 1,049.10	$ 4.39
Hypothetical A	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Intelsat Ltd.	2.5	1.0
General Motors Acceptance Corp.	2.0	2.6
Ford Motor Credit Co.	1.6	1.9
Chesapeake Energy Corp.	1.5	1.1
Qwest Corp.	1.4	1.1
	9.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.5	9.8
Telecommunications	8.7	6.6
Energy	8.1	8.6
Gaming	6.5	7.9
Healthcare	5.3	4.5
Quality Diversification (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
AAA,AA,A 0.7%	AAA,AA,A 0.6%
BBB 0.5%	BBB 0.0%
BB 35.7%	BB 41.9%
B 42.5%	B 44.7%
CCC,CC,C 13.3%	CCC,CC,C 8.2%
Not Rated 1.7%	Not Rated 2.0%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 2.6%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Nonconvertible Bonds 88.6%		Nonconvertible Bonds 87.8%
	Floating Rate Loans 5.6%		Floating Rate Loans 9.4%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	16.7%	** Foreign investments	13.2%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 88.6%
	Principal Amount	Value (Note 1)
Aerospace - 1.9%
Bombardier, Inc.:
6.75% 5/1/12 (c)	$ 860,000	$ 829,900
7.45% 5/1/34 (c)	840,000	743,400
L-3 Communications Corp.:
5.875% 1/15/15	2,280,000	2,205,900
6.375% 10/15/15	1,650,000	1,629,375
7.625% 6/15/12	1,975,000	2,049,063
Orbital Sciences Corp. 9% 7/15/11	680,000	720,800
Primus International, Inc. 11.5% 4/15/09 (c)	1,390,000	1,494,250
		9,672,688
Air Transportation - 1.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	3,100,000	3,107,750
6.977% 11/23/22	296,741	288,580
7.324% 4/15/11	960,000	964,800
7.377% 5/23/19	298,514	286,573
8.608% 10/1/12	200,000	210,000
AMR Corp. 9% 8/1/12	775,000	815,688
Continental Airlines, Inc. 7.875% 7/2/18	193,770	195,223
Continental Airlines, Inc. pass thru trust certificates 9.798% 4/1/21	1,545,213	1,661,104
		7,529,718
Automotive - 4.1%
Ford Motor Co. 7.45% 7/16/31	1,345,000	1,054,144
Ford Motor Credit Co.:
7% 10/1/13	3,120,000	2,893,800
7.25% 10/25/11	1,960,000	1,853,760
9.8238% 4/15/12 (d)	515,000	536,244
10.64% 6/15/11 (c)(d)	2,693,000	2,820,918
General Motors Acceptance Corp.:
5.625% 5/15/09	1,720,000	1,686,606
6.75% 12/1/14	1,665,000	1,640,025
6.875% 9/15/11	915,000	917,288
8% 11/1/31	5,640,000	6,006,570
Visteon Corp. 7% 3/10/14	1,750,000	1,540,000
		20,949,355
Banks and Thrifts - 0.7%
Western Financial Bank 9.625% 5/15/12	3,065,000	3,374,479
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Broadcasting - 0.2%
Nexstar Broadcasting, Inc. 7% 1/15/14	$ 800,000	$ 740,000
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (b)	590,000	510,350
		1,250,350
Building Materials - 0.9%
Anixter International, Inc. 5.95% 3/1/15	1,480,000	1,372,700
Interface, Inc. 9.5% 2/1/14	395,000	410,800
Masonite Corp. 11% 4/6/15 (c)	2,410,000	2,175,025
Nortek, Inc. 8.5% 9/1/14	540,000	515,700
NTK Holdings, Inc. 0% 3/1/14 (b)	340,000	233,750
		4,707,975
Cable TV - 3.3%
Cablevision Systems Corp. 9.87% 4/1/09 (d)	1,725,000	1,798,313
Charter Communications Holdings I LLC:
0% 1/15/15 (b)	215,000	178,988
9.92% 4/1/14	1,395,000	1,122,975
10% 5/15/14	1,370,000	1,000,100
11.125% 1/15/14	605,000	503,663
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	400,000	384,000
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,160,000	1,197,700
EchoStar DBS Corp.:
5.75% 10/1/08	1,830,000	1,818,563
7% 10/1/13 (c)	2,190,000	2,162,625
7.125% 2/1/16 (c)	2,115,000	2,067,413
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	1,105,000	1,143,675
Kabel Deutschland GmbH 10.625% 7/1/14 (c)	1,475,000	1,593,000
NTL Cable PLC:
8.75% 4/15/14	970,000	1,018,500
9.125% 8/15/16	710,000	745,500
		16,735,015
Capital Goods - 1.8%
Amsted Industries, Inc. 10.25% 10/15/11 (c)	1,435,000	1,531,863
Case New Holland, Inc. 7.125% 3/1/14	1,310,000	1,296,900
Invensys PLC 9.875% 3/15/11 (c)	2,378,000	2,592,020
Leucadia National Corp. 7% 8/15/13	1,840,000	1,844,600
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Capital Goods - continued
Park-Ohio Industries, Inc. 8.375% 11/15/14	$ 1,170,000	$ 1,085,175
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,045,000	1,024,100
		9,374,658
Chemicals - 3.9%
Chemtura Corp. 6.875% 6/1/16	1,020,000	999,600
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (b)	1,015,000	834,838
Series B, 0% 10/1/14 (b)	620,000	516,150
Equistar Chemicals LP 7.55% 2/15/26	775,000	699,438
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	490,000	510,825
10.125% 9/1/08	525,000	556,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 10.1238% 7/15/10 (d)	1,315,000	1,341,300
Lyondell Chemical Co.:
8% 9/15/14	1,150,000	1,177,313
8.25% 9/15/16	1,150,000	1,181,625
Millennium America, Inc.:
7.625% 11/15/26	350,000	304,500
9.25% 6/15/08	1,160,000	1,196,250
Nalco Co. 7.75% 11/15/11	1,155,000	1,176,656
Nell AF Sarl 8.375% 8/15/15 (c)	2,810,000	2,852,150
NOVA Chemicals Corp.:
7.4% 4/1/09	1,710,000	1,739,925
8.405% 11/15/13 (d)	1,090,000	1,100,900
Phibro Animal Health Corp.:
10% 8/1/13 (c)	960,000	993,600
13% 8/1/14 (c)	1,205,000	1,217,050
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	1,655,000	1,712,925
		20,111,545
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	574,600
Jostens IH Corp. 7.625% 10/1/12	550,000	555,500
Revlon Consumer Products Corp.:
8.625% 2/1/08	800,000	768,000
9.5% 4/1/11	765,000	688,500
Samsonite Corp. 8.875% 6/1/11	585,000	612,788
		3,199,388
Containers - 2.0%
Ball Corp. 6.625% 3/15/18	135,000	132,638
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Containers - continued
Berry Plastics Holding Corp. 8.875% 9/15/14 (c)	$ 1,720,000	$ 1,739,350
BWAY Corp. 10% 10/15/10	2,610,000	2,740,500
Graham Packaging Co. LP/GPC Capital Corp.:
8.5% 10/15/12	755,000	751,225
9.875% 10/15/14	345,000	341,550
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,675,000	1,727,344
Owens-Illinois, Inc.:
7.35% 5/15/08	945,000	945,000
7.5% 5/15/10	1,970,000	1,984,775
		10,362,382
Diversified Financial Services - 0.6%
E*TRADE Financial Corp.:
7.375% 9/15/13	515,000	526,588
7.875% 12/1/15	1,030,000	1,094,375
8% 6/15/11	1,530,000	1,587,375
		3,208,338
Diversified Media - 1.6%
Affinion Group, Inc. 11.5% 10/15/15	1,285,000	1,339,613
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	1,047,800
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,083,750
Nielsen Finance LLC/Co.:
0% 8/1/16 (b)(c)	1,625,000	997,344
10% 8/1/14 (c)	1,380,000	1,436,856
Quebecor Media, Inc. 7.75% 3/15/16	2,040,000	2,014,500
		7,919,863
Electric Utilities - 3.5%
AES Corp. 9.375% 9/15/10	875,000	947,188
AES Gener SA 7.5% 3/25/14	2,995,000	3,114,800
Aquila, Inc. 14.875% 7/1/12	885,000	1,157,138
Dynegy Holdings, Inc. 8.375% 5/1/16	1,205,000	1,238,138
Mirant Americas Generation LLC 8.5% 10/1/21	1,620,000	1,599,750
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,315,000	2,315,000
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	315,000	324,450
NGC Corp. 7.125% 5/15/18	670,000	623,100
NRG Energy, Inc. 7.25% 2/1/14	720,000	729,000
Tenaska Alabama Partners LP 7% 6/30/21 (c)	1,885,093	1,870,955
TXU Corp. 6.5% 11/15/24	2,095,000	2,011,829
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Electric Utilities - continued
Utilicorp Canada Finance Corp. 7.75% 6/15/11	$ 1,745,000	$ 1,836,613
Utilicorp United, Inc. 9.95% 2/1/11 (d)	29,000	32,045
		17,800,006
Energy - 7.5%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,145,000	1,167,900
Chaparral Energy, Inc. 8.5% 12/1/15	1,010,000	1,007,475
Chesapeake Energy Corp.:
6.5% 8/15/17	2,780,000	2,613,200
6.875% 1/15/16	1,390,000	1,370,888
7.625% 7/15/13	1,850,000	1,910,125
7.75% 1/15/15	1,225,000	1,255,625
El Paso Natural Gas Co. 8.375% 6/15/32	105,000	121,834
El Paso Performance-Linked Trust 7.75% 7/15/11 (c)	2,340,000	2,427,750
Hanover Compressor Co.:
8.625% 12/15/10	630,000	655,200
9% 6/1/14	685,000	728,669
Hanover Equipment Trust 8.75% 9/1/11	245,000	252,963
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (c)	1,210,000	1,164,625
9% 6/1/16 (c)	1,630,000	1,691,125
10.5% 9/1/10 (c)	560,000	600,600
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	1,040,000	1,079,000
Pan American Energy LLC 7.75% 2/9/12 (c)	1,400,000	1,407,000
Parker Drilling Co.:
9.625% 10/1/13	880,000	959,200
10.15% 9/1/10 (d)	1,099,000	1,122,354
Petrohawk Energy Corp. 9.125% 7/15/13 (c)	2,915,000	2,973,300
Pogo Producing Co. 6.875% 10/1/17	1,745,000	1,653,388
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,600,000	1,536,000
7.375% 7/15/13	2,250,000	2,261,250
7.5% 5/15/16	2,050,000	2,070,500
SESI LLC 6.875% 6/1/14 (c)	1,300,000	1,290,250
Stone Energy Corp. 6.75% 12/15/14	1,340,000	1,283,050
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (c)	900,000	897,750
Williams Companies, Inc. 6.375% 10/1/10 (c)	2,190,000	2,187,263
Williams Partners LP/Williams Partners Finance Corp. 7.5% 6/15/11 (c)	630,000	644,175
		38,332,459
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Entertainment/Film - 0.2%
AMC Entertainment, Inc. 8% 3/1/14	$ 1,080,000	$ 1,034,100
Environmental - 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	235,000	225,013
7.125% 5/15/16	1,510,000	1,491,125
8.5% 12/1/08	2,350,000	2,473,375
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	160,000	159,600
7.4% 9/15/35	220,000	201,300
		4,550,413
Food and Drug Retail - 0.9%
Albertsons, Inc.:
7.45% 8/1/29	855,000	830,286
7.75% 6/15/26	980,000	978,197
8% 5/1/31	630,000	635,409
Rite Aid Corp.:
7.5% 1/15/15	535,000	502,900
7.7% 2/15/27	115,000	91,425
8.125% 5/1/10	255,000	256,913
SUPERVALU, Inc. 7.5% 11/15/14	1,120,000	1,138,200
		4,433,330
Food/Beverage/Tobacco - 1.5%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	1,148,850
Pierre Foods, Inc. 9.875% 7/15/12	885,000	902,700
Reynolds American, Inc.:
7.25% 6/1/13 (c)	1,310,000	1,355,981
7.3% 7/15/15 (c)	2,415,000	2,496,506
Swift & Co.:
10.125% 10/1/09	1,315,000	1,354,450
12.5% 1/1/10	290,000	295,800
		7,554,287
Gaming - 5.7%
Chukchansi Economic Development Authority:
8% 11/15/13 (c)	795,000	826,800
8.78% 11/15/12 (c)(d)	360,000	372,150
Mandalay Resort Group 9.375% 2/15/10	2,365,000	2,512,813
MGM Mirage, Inc.:
6% 10/1/09	2,255,000	2,226,813
6.625% 7/15/15	1,070,000	1,013,825
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Gaming - continued
MGM Mirage, Inc.: - continued
6.75% 9/1/12	$ 2,705,000	$ 2,637,375
6.875% 4/1/16	845,000	801,694
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	634,400
6.375% 7/15/09	1,830,000	1,818,563
7.125% 8/15/14	585,000	588,656
8% 4/1/12	290,000	301,600
MTR Gaming Group, Inc.:
9% 6/1/12 (c)	400,000	406,000
9.75% 4/1/10	1,340,000	1,413,700
Scientific Games Corp. 6.25% 12/15/12	925,000	885,688
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,450,000	1,459,063
7.25% 5/1/12	2,135,000	2,148,344
Station Casinos, Inc.:
6.625% 3/15/18	1,085,000	960,225
6.875% 3/1/16	2,890,000	2,647,963
Turning Stone Resort Casino Enterprise 9.125% 9/15/14 (c)	1,370,000	1,399,113
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	590,000	410,050
9% 1/15/12	1,380,000	1,421,400
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,305,000	2,359,744
		29,245,979
Healthcare - 5.3%
AmeriPath, Inc. 10.5% 4/1/13	1,100,000	1,182,500
CDRV Investors, Inc. 0% 1/1/15 (b)	3,785,000	2,933,375
Concentra Operating Corp.:
9.125% 6/1/12	1,125,000	1,175,625
9.5% 8/15/10	450,000	470,250
HealthSouth Corp.:
10.75% 6/15/16 (c)	1,225,000	1,254,094
11.4181% 6/15/14 (c)(d)	665,000	679,131
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,385,000	1,339,988
LifeCare Holdings, Inc. 9.25% 8/15/13	270,000	163,350
Multiplan, Inc. 10.375% 4/15/16 (c)	935,000	939,675
National Mentor Holdings, Inc. 11.25% 7/1/14 (c)	1,360,000	1,428,000
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,843,550
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - continued
Omega Healthcare Investors, Inc.: - continued
7% 1/15/16	$ 1,635,000	$ 1,629,686
Rural/Metro Corp. 9.875% 3/15/15	515,000	535,600
Senior Housing Properties Trust 8.625% 1/15/12	875,000	942,813
Service Corp. International (SCI):
6.75% 4/1/16	1,130,000	1,090,450
7.375% 10/1/14 (c)	1,190,000	1,216,775
7.625% 10/1/18 (c)	890,000	907,800
7.75% 6/15/17 (c)(d)	1,150,000	1,109,750
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	1,550,000	1,584,875
Ventas Realty LP:
6.5% 6/1/16	1,810,000	1,778,325
6.625% 10/15/14	830,000	827,925
6.75% 4/1/17	1,030,000	1,031,288
		27,064,825
Homebuilding/Real Estate - 2.1%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	1,005,000	997,463
8.125% 6/1/12	3,400,000	3,476,500
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	310,000	292,950
6.25% 1/15/15	770,000	709,401
8.875% 4/1/12	660,000	661,650
KB Home 7.75% 2/1/10	2,280,000	2,280,000
Technical Olympic USA, Inc.:
7.5% 3/15/11	335,000	276,375
7.5% 1/15/15	835,000	651,300
10.375% 7/1/12	335,000	299,825
WCI Communities, Inc.:
6.625% 3/15/15	675,000	553,500
7.875% 10/1/13	330,000	278,025
		10,476,989
Hotels - 0.7%
Grupo Posadas SA de CV 8.75% 10/4/11 (c)	1,020,000	1,060,800
Host Marriott LP 7.125% 11/1/13	2,415,000	2,442,169
		3,502,969
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Insurance - 0.4%
UnumProvident Corp. 7.375% 6/15/32	$ 660,000	$ 708,193
UnumProvident Finance Co. PLC 6.85% 11/15/15 (c)	1,400,000	1,463,000
		2,171,193
Leisure - 2.2%
Royal Caribbean Cruises Ltd.:
7% 6/15/13	2,005,000	2,036,735
yankee 7.5% 10/15/27	1,680,000	1,627,500
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	708,000	582,330
Town Sports International, Inc. 9.625% 4/15/11	1,758,000	1,854,690
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,862,825
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	225,000	226,406
10.1213% 5/1/10 (d)	2,180,000	2,242,675
		11,433,161
Metals/Mining - 3.6%
Arch Western Finance LLC 6.75% 7/1/13	2,260,000	2,175,250
Compass Minerals International, Inc.:
0% 12/15/12 (b)	865,000	852,025
0% 6/1/13 (b)	1,620,000	1,539,000
Drummond Co., Inc. 7.375% 2/15/16 (c)	2,735,000	2,605,088
FMG Finance Pty Ltd.:
9.405% 9/1/11 (c)(d)	1,185,000	1,140,563
10% 9/1/13 (c)	1,170,000	1,134,900
10.625% 9/1/16 (c)	1,280,000	1,260,800
Massey Energy Co. 6.875% 12/15/13	1,930,000	1,809,375
Peabody Energy Corp.:
7.375% 11/1/16	1,110,000	1,151,625
7.875% 11/1/26	1,535,000	1,588,725
PNA Group, Inc. 10.75% 9/1/16 (c)	1,400,000	1,442,000
Vedanta Resources PLC 6.625% 2/22/10 (c)	1,900,000	1,873,970
		18,573,321
Paper - 1.5%
Bowater, Inc.:
6.5% 6/15/13	695,000	618,550
9.5% 10/15/12	770,000	756,525
Catalyst Paper Corp. 8.625% 6/15/11	1,060,000	1,060,000
Georgia-Pacific Corp.:
8% 1/15/24	520,000	521,300
8.125% 5/15/11	840,000	867,300
8.875% 5/15/31	1,470,000	1,536,150
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Paper - continued
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	$ 590,000	$ 544,275
Stone Container Corp. 9.75% 2/1/11	675,000	695,250
Stone Container Finance Co. 7.375% 7/15/14	1,250,000	1,143,750
		7,743,100
Publishing/Printing - 1.2%
Dex Media West LLC/Dex Media West Finance Co. 8.5% 8/15/10	785,000	814,438
Houghton Mifflin Co. 9.875% 2/1/13	1,300,000	1,378,000
The Reader's Digest Association, Inc. 6.5% 3/1/11	4,230,000	4,103,100
		6,295,538
Railroad - 0.2%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,100,000	1,113,750
Restaurants - 1.2%
Carrols Corp. 9% 1/15/13	2,035,000	2,070,613
Friendly Ice Cream Corp. 8.375% 6/15/12	2,225,000	2,035,875
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	2,305,000	2,207,038
		6,313,526
Services - 3.3%
Ashtead Capital, Inc. 9% 8/15/16 (c)	1,200,000	1,260,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (c)	935,000	913,963
7.75% 5/15/16 (c)	1,550,000	1,511,250
7.905% 5/15/14 (c)(d)	210,000	205,275
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (c)	1,205,000	1,241,150
FTI Consulting, Inc.:
7.625% 6/15/13	2,425,000	2,443,188
7.75% 10/1/16 (c)	1,000,000	1,025,000
Hertz Corp.:
8.875% 1/1/14 (c)	190,000	199,025
10.5% 1/1/16 (c)	835,000	916,413
Iron Mountain, Inc.:
8.25% 7/1/11	735,000	736,838
8.625% 4/1/13	1,110,000	1,140,525
Penhall International Corp. 12% 8/1/14 (c)	1,040,000	1,107,600
Rural/Metro Corp. 0% 3/15/16 (b)	1,305,000	991,800
United Rentals North America, Inc. 7% 2/15/14	3,055,000	2,925,163
		16,617,190
Shipping - 1.9%
OMI Corp. 7.625% 12/1/13	3,310,000	3,359,650
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Shipping - continued
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	$ 295,000	$ 289,100
8.25% 3/15/13	420,000	443,100
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,441,125
Teekay Shipping Corp. 8.875% 7/15/11	1,245,000	1,325,925
		9,858,900
Steels - 0.4%
RathGibson, Inc. 11.25% 2/15/14 (c)	1,710,000	1,795,500
Super Retail - 2.1%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	3,260,000	3,374,100
Michaels Stores, Inc.:
10% 11/1/14 (c)	1,670,000	1,674,175
11.375% 11/1/16 (c)	1,680,000	1,684,200
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,445,400
Nebraska Book Co., Inc. 8.625% 3/15/12	1,180,000	1,109,200
Sonic Automotive, Inc. 8.625% 8/15/13	1,605,000	1,637,100
		10,924,175
Technology - 10.1%
Activant Solutions, Inc. 9.5% 5/1/16 (c)	500,000	465,000
Amkor Technology, Inc. 9.25% 6/1/16	1,685,000	1,550,200
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (c)	1,645,000	1,739,588
10.9% 6/1/13 (c)(d)	1,190,000	1,246,525
Celestica, Inc.:
7.625% 7/1/13	1,110,000	1,104,450
7.875% 7/1/11	2,110,000	2,125,825
Eastman Kodak Co. 7.25% 11/15/13	680,000	666,400
Freescale Semiconductor, Inc.:
6.875% 7/15/11	3,725,000	3,915,906
7.125% 7/15/14	1,430,000	1,531,888
IKON Office Solutions, Inc. 7.75% 9/15/15	1,840,000	1,915,900
Lucent Technologies, Inc.:
6.45% 3/15/29	4,120,000	3,687,400
6.5% 1/15/28	1,265,000	1,125,850
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
8% 12/15/14	780,000	475,800
8.64% 12/15/11 (d)	1,075,000	924,500
Nortel Networks Corp.:
9.6238% 7/15/11 (c)(d)	1,335,000	1,385,063
10.125% 7/15/13 (c)	1,520,000	1,613,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Technology - continued
Northern Telecom Capital Corp. 7.875% 6/15/26	$ 195,000	$ 170,625
NXP BV:
7.875% 10/15/14 (c)	2,275,000	2,309,125
8.118% 10/15/13 (c)(d)	1,700,000	1,714,875
9.5% 10/15/15 (c)	2,210,000	2,215,525
Sanmina-SCI Corp.:
6.75% 3/1/13	1,575,000	1,472,625
8.125% 3/1/16	1,700,000	1,661,750
Seagate Technology HDD Holdings 6.8% 10/1/16	1,030,000	1,017,125
Serena Software, Inc. 10.375% 3/15/16	670,000	711,875
STATS ChipPAC Ltd. 7.5% 7/19/10	2,365,000	2,391,725
SunGard Data Systems, Inc.:
9.125% 8/15/13	2,450,000	2,529,625
9.9725% 8/15/13 (d)	1,425,000	1,474,875
10.25% 8/15/15	415,000	432,638
UGS Capital Corp. II 10.38% 6/1/11 pay-in-kind (c)(d)	2,310,000	2,385,075
Xerox Capital Trust I 8% 2/1/27	2,955,000	3,028,875
Xerox Corp.:
6.4% 3/15/16	1,695,000	1,699,238
7.625% 6/15/13	1,115,000	1,165,175
		51,854,146
Telecommunications - 8.4%
Centennial Communications Corp.:
10% 1/1/13	775,000	804,063
11.1216% 1/1/13 (d)	365,000	379,600
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	600,000	600,000
Digicel Ltd. 9.25% 9/1/12 (c)	2,735,000	2,854,656
Intelsat Ltd.:
6.5% 11/1/13	5,245,000	4,327,125
7.625% 4/15/12	2,880,000	2,595,600
9.25% 6/15/16 (c)	2,360,000	2,513,400
11.25% 6/15/16 (c)	2,090,000	2,272,875
11.64% 6/15/13 (c)(d)	1,420,000	1,501,650
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (d)	1,045,000	1,059,369
Level 3 Communications, Inc. 12.875% 3/15/10	455,000	472,063
Level 3 Financing, Inc.:
9.25% 11/1/14 (c)	2,480,000	2,495,500
12.25% 3/15/13	2,355,000	2,655,263
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
MetroPCS Wireless, Inc. 9.25% 11/1/14 (c)	$ 1,940,000	$ 1,956,975
Millicom International Cellular SA 10% 12/1/13	1,183,000	1,271,725
Mobile Telesystems Finance SA 8% 1/28/12 (c)	2,081,000	2,156,436
PanAmSat Corp. 9% 8/15/14	919,000	960,355
Qwest Corp.:
7.5% 10/1/14 (c)	1,590,000	1,667,513
8.64% 6/15/13 (d)	3,080,000	3,314,696
8.875% 3/15/12	380,000	418,000
Rogers Communications, Inc. 9.625% 5/1/11	1,540,000	1,724,800
U.S. West Capital Funding, Inc. 6.375% 7/15/08	1,050,000	1,047,375
U.S. West Communications:
6.875% 9/15/33	635,000	593,725
7.5% 6/15/23	1,230,000	1,236,150
Windstream Corp.:
8.125% 8/1/13 (c)	495,000	529,056
8.625% 8/1/16 (c)	1,195,000	1,289,166
		42,697,136
Textiles & Apparel - 0.7%
Levi Strauss & Co.:
8.875% 4/1/16	2,245,000	2,301,125
10.1216% 4/1/12 (d)	640,000	656,800
Warnaco, Inc. 8.875% 6/15/13	335,000	347,981
		3,305,906
TOTAL NONCONVERTIBLE BONDS (Cost $447,763,207)		453,087,653
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (c)	112,394	114,905
Class BWE, 7.226% 10/11/37 (c)	156,375	161,628
Class BWF, 7.55% 10/11/37 (c)	135,850	141,904
Class BWG, 8.155% 10/11/37 (c)	131,941	141,363
Class BWH, 9.073% 10/11/37 (c)	97,734	108,357
Class BWJ, 9.99% 10/11/37 (c)	112,394	128,803
Class BWK, 10.676% 10/11/37 (c)	97,734	114,105
Class BWL, 10.1596% 10/11/37 (c)	159,307	180,078
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $967,592)		1,091,143
Floating Rate Loans - 5.6%
	Principal Amount	Value (Note 1)
Automotive - 0.2%
Lear Corp. term loan 7.8779% 4/25/12 (d)	$ 1,000,000	$ 998,750
Cable TV - 1.3%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (d)	2,404,000	2,422,030
CSC Holdings, Inc. Tranche B, term loan 7.148% 3/29/13 (d)	2,557,150	2,555,552
Insight Midwest Holdings LLC Tranche B, term loan 7.57% 4/6/14 (d)(e)	1,800,000	1,811,250
		6,788,832
Diversified Financial Services - 0.4%
LPL Holdings, Inc. Tranche B, term loan 8.3015% 6/28/13 (d)	1,781,264	1,799,077
Electric Utilities - 0.7%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 7.6206% 6/24/12 (d)	1,182,991	1,188,906
term loan 7.6151% 6/24/12 (d)	845,613	849,841
Tranche 2, term loan 10.8706% 6/24/13 (d)	1,517,750	1,532,928
		3,571,675
Energy - 0.6%
Coffeyville Resources LLC Tranche 2, term loan 12.125% 7/8/13 (d)	1,030,000	1,060,900
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4919% 10/31/12 (d)	216,774	218,400
term loan:
7.6169% 10/31/07 (d)	790,000	790,000
7.6323% 10/31/12 (d)	894,194	900,900
		2,970,200
Gaming - 0.8%
Kerzner International Ltd.:
term loan 8.39% 9/1/13 (d)	1,162,500	1,153,781
Class DD, term loan 8.39% 9/1/13 (d)(e)	697,500	692,269
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (d)(e)	780,000	776,100
8.12% 5/26/13 (d)	1,560,000	1,563,900
		4,186,050
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 7.3851% 12/23/12 (d)	3,384,425	3,403,462
Floating Rate Loans - continued
	Principal Amount	Value (Note 1)
Services - 0.0%
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/21/13 (d)	$ 190,000	$ 191,900
Super Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (d)	1,250,000	1,254,688
Technology - 0.4%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.57% 3/9/11 (d)	1,464,864	1,453,878
Tranche B, term loan 7.07% 3/9/13 (d)	529,252	530,575
		1,984,453
Telecommunications - 0.3%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d)	1,675,000	1,698,031
TOTAL FLOATING RATE LOANS (Cost $28,722,011)		28,847,118
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 5.34% (a) (Cost $23,006,240)	23,006,240	23,006,240
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $500,459,050)		506,032,154
NET OTHER ASSETS - 1.1%		5,484,268
NET ASSETS - 100%		$ 511,516,422
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $119,710,250 or 23.4% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,695,000 and $1,690,425, respectively. The coupon rates will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,036,574
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.3%
Bermuda	4.2%
Canada	3.7%
United Kingdom	1.6%
Luxembourg	1.6%
Netherlands	1.2%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $477,452,810)	$ 483,025,914
Fidelity Central Funds (cost $23,006,240)	23,006,240
Total Investments (cost $500,459,050)		$ 506,032,154
Cash		102,316
Receivable for investments sold		2,883,251
Receivable for fund shares sold		794,177
Interest receivable		9,441,859
Total assets		519,253,757

Liabilities
Payable for investments purchased	$ 5,730,235
Payable for fund shares redeemed	979,310
Distributions payable	517,143
Accrued management fee	240,527
Distribution fees payable	112,752
Other affiliated payables	111,823
Other payables and accrued expenses	45,545
Total liabilities		7,737,335

Net Assets		$ 511,516,422
Net Assets consist of:
Paid in capital		$ 500,891,776
Undistributed net investment income		1,420,855
Accumulated undistributed net realized gain (loss) on investments		3,630,687
Net unrealized appreciation (depreciation) on investments		5,573,104
Net Assets		$ 511,516,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,666,249 ÷ 14,104,768 shares)	$ 9.26

Maximum offering price per share (100/95.25 of $9.26)	$ 9.72
Class T: Net Asset Value and redemption price per share ($68,487,150 ÷ 7,402,457 shares)	$ 9.25

Maximum offering price per share (100/96.50 of $9.25)	$ 9.59
Class B: Net Asset Value and offering price per share ($51,362,073 ÷ 5,554,078 shares)A	$ 9.25

Class C: Net Asset Value and offering price per share ($52,795,525 ÷ 5,708,635 shares)A	$ 9.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($208,205,425 ÷ 22,456,446 shares)	$ 9.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Interest		$ 40,282,845
Income from Fidelity Central Funds		1,036,574
Total income		41,319,419

Expenses
Management fee	$ 2,965,765
Transfer agent fees	1,196,837
Distribution fees	1,379,199
Accounting fees and expenses	226,133
Custodian fees and expenses	21,637
Independent trustees' compensation	2,032
Registration fees	126,454
Audit	57,065
Legal	44,749
Miscellaneous	14,326
Total expenses before reductions	6,034,197
Expense reductions	(256,924)	5,777,273
Net investment income		35,542,146
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,829,006
Change in net unrealized appreciation (depreciation) on investment securities		7,124,502
Net gain (loss)		10,953,508
Net increase (decrease) in net assets resulting from operations		$ 46,495,654

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 35,542,146	$ 31,462,609
Net realized gain (loss)	3,829,006	8,258,105
Change in net unrealized appreciation (depreciation)	7,124,502	(23,524,145)
Net increase (decrease) in net assets resulting from operations	46,495,654	16,196,569
Distributions to shareholders from net investment income	(34,347,748)	(32,172,399)
Distributions to shareholders from net realized gain	(7,477,368)	(7,269,360)
Total distributions	(41,825,116)	(39,441,759)
Share transactions - net increase (decrease)	188,578	27,368,791
Redemption fees	576,163	91,857
Total increase (decrease) in net assets	5,435,279	4,215,458

Net Assets
Beginning of period	506,081,143	501,865,685
End of period (including undistributed net investment income of $1,420,855 and undistributed net investment income of $1,696,257, respectively)	$ 511,516,422	$ 506,081,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 9.59	$ 9.33	$ 7.89	$ 8.75
Income from Investment Operations
Net investment income C	.634	.615	.675	.725	.709
Net realized and unrealized gain (loss)	.214	(.288)	.267	1.360	(.908)
Total from investment operations	.848	.327	.942	2.085	(.199)
Distributions from net investment income	(.613)	(.629)	(.683)	(.645)	(.661)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.748)	(.769)	(.683)	(.645)	(.661)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.26	$ 9.15	$ 9.59	$ 9.33	$ 7.89
Total Return A,B	9.82%	3.53%	10.50%	27.23%	(2.49)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.01%	1.02%	1.01%	1.00%	1.02%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	6.95%	6.58%	7.21%	8.26%	8.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,666	$ 115,345	$ 94,349	$ 61,084	$ 31,456
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.58	$ 9.33	$ 7.89	$ 8.74
Income from Investment Operations
Net investment income C	.624	.607	.668	.717	.695
Net realized and unrealized gain (loss)	.215	(.289)	.255	1.359	(.893)
Total from investment operations	.839	.318	.923	2.076	(.198)
Distributions from net investment income	(.604)	(.620)	(.674)	(.636)	(.652)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.739)	(.760)	(.674)	(.636)	(.652)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.58	$ 9.33	$ 7.89
Total Return A,B	9.73%	3.43%	10.29%	27.11%	(2.47)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.18%	1.19%	1.19%	1.19%	1.24%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.85%	6.49%	7.11%	8.16%	8.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,487	$ 69,091	$ 91,707	$ 81,735	$ 35,751
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Income from Investment Operations
Net investment income C	.565	.546	.606	.658	.641
Net realized and unrealized gain (loss)	.215	(.279)	.256	1.361	(.904)
Total from investment operations	.780	.267	.862	2.019	(.263)
Distributions from net investment income	(.545)	(.559)	(.613)	(.579)	(.597)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.680)	(.699)	(.613)	(.579)	(.597)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Total Return A,B	9.03%	2.87%	9.58%	26.32%	(3.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.81%	1.80%	1.80%	1.83%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	6.20%	5.84%	6.46%	7.51%	7.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,362	$ 64,804	$ 79,997	$ 70,661	$ 32,854
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Income from Investment Operations
Net investment income C	.556	.536	.597	.651	.635
Net realized and unrealized gain (loss)	.215	(.278)	.256	1.359	(.906)
Total from investment operations	.771	.258	.853	2.010	(.271)
Distributions from net investment income	(.536)	(.550)	(.604)	(.570)	(.589)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.671)	(.690)	(.604)	(.570)	(.589)
Redemption fees added to paid in capital C	.010	.002	.001	-	-
Net asset value, end of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Total Return A,B	8.92%	2.77%	9.47%	26.19%	(3.32)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.86%	1.87%	1.87%	1.88%	1.90%
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income	6.10%	5.74%	6.36%	7.41%	7.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,796	$ 56,036	$ 64,187	$ 59,655	$ 20,719
Portfolio turnover rate E	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 9.60	$ 9.34	$ 7.90	$ 8.75
Income from Investment Operations
Net investment income B	.648	.630	.690	.739	.709
Net realized and unrealized gain (loss)	.214	(.289)	.267	1.359	(.886)
Total from investment operations	.862	.341	.957	2.098	(.177)
Distributions from net investment income	(.627)	(.643)	(.698)	(.658)	(.673)
Distributions from net realized gain	(.135)	(.140)	-	-	-
Total distributions	(.762)	(.783)	(.698)	(.658)	(.673)
Redemption fees added to paid in capital B	.010	.002	.001	-	-
Net asset value, end of period	$ 9.27	$ 9.16	$ 9.60	$ 9.34	$ 7.90
Total Return A	9.98%	3.68%	10.66%	27.38%	(2.23)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.91%	.90%	.96%	.96%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.10%	6.73%	7.36%	8.41%	8.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 208,205	$ 200,804	$ 171,625	$ 108,885	$ 48,379
Portfolio turnover rate D	72%	115%	126%	129%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,135,015
Unrealized depreciation	(5,356,612)
Net unrealized appreciation (depreciation)	5,778,403
Undistributed ordinary income	1,564,647
Undistributed long-term capital gain	2,332,499
Cost for federal income tax purposes	$ 500,253,751

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 36,009,385	$ 32,172,399
Long-term Capital Gains	5,815,731	7,269,360
Total	$ 41,825,116	$ 39,441,759

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $354,891,234 and $367,485,077, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 181,336	$ 2,510
Class T	0%	.25%	164,470	886
Class B	.65%	.25%	510,808	369,062
Class C	.75%	.25%	522,585	67,831
			$ 1,379,199	$ 440,289

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,294
Class T	12,396
Class B*	145,069
Class C*	7,616
$ 199,375

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 230,284.19
Class T	173,225.26
Class B	137,714.24
Class C	103,144.20
Institutional Class	552,470.25
	$ 1,196,837

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,175 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.00%	$ 7,117
Class T	1.10%	51,842
Class B	1.75%	33,462
Class C	1.85%	7,014
Institutional Class	.85%	136,427
		$ 235,862

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,826 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $19,088. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class C	135
$ 148

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 8,132,325	$ 7,048,649
Class T	4,364,476	5,708,722
Class B	3,396,706	4,364,924
Class C	3,076,065	3,597,117
Institutional Class	15,378,176	11,452,987
Total	$ 34,347,748	$ 32,172,399

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

	Years ended October 31,
	2006	2005
From net realized gain
Class A	$ 1,726,911	$ 1,410,913
Class T	982,007	1,360,690
Class B	927,262	1,136,583
Class C	811,022	958,694
Institutional Class	3,030,166	2,402,480
Total	$ 7,477,368	$ 7,269,360

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	4,921,122	4,966,212	$ 44,901,425	$ 46,487,910
Reinvestment of distributions	887,253	720,034	8,091,586	6,751,707
Shares redeemed	(4,307,073)	(2,923,855)	(39,280,504)	(27,342,681)
Net increase (decrease)	1,501,302	2,762,391	$ 13,712,507	$ 25,896,936
Class T
Shares sold	2,122,712	2,067,254	$ 19,339,885	$ 19,403,111
Reinvestment of distributions	473,437	624,783	4,311,964	5,866,634
Shares redeemed	(2,751,537)	(4,708,927)	(25,073,627)	(43,555,089)
Net increase (decrease)	(155,388)	(2,016,890)	$ (1,421,778)	$ (18,285,344)
Class B
Shares sold	723,865	1,331,209	$ 6,590,070	$ 12,468,265
Reinvestment of distributions	279,486	340,199	2,542,733	3,193,695
Shares redeemed	(2,541,737)	(2,934,943)	(23,161,228)	(27,417,149)
Net increase (decrease)	(1,538,386)	(1,263,535)	$ (14,028,425)	$ (11,755,189)
Class C
Shares sold	1,340,176	1,658,567	$ 12,225,070	$ 15,617,314
Reinvestment of distributions	266,004	300,508	2,420,777	2,822,276
Shares redeemed	(2,030,012)	(2,530,665)	(18,484,174)	(23,608,784)
Net increase (decrease)	(423,832)	(571,590)	$ (3,838,327)	$ (5,169,194)
Institutional Class
Shares sold	27,984,682	11,245,915	$ 253,342,940	$ 104,913,829
Reinvestment of distributions	1,859,946	1,307,790	16,967,286	12,272,408
Shares redeemed	(29,311,604)	(8,516,753)	(264,545,625)	(80,504,655)
Net increase (decrease)	533,024	4,036,952	$ 5,764,601	$ 36,681,582

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Matthew J. Conti (40)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and portfolio manager. Mr. Conti also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/11/06	12/08/06	$.05

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $2,332,499, or, if subsequently determined to be different, the net capital gain of such year.

A total of .05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,887,141 of distributions paid during the period January 1, 2006 to October 31, 2006, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2005, and the total expenses of each of Class C, Class T, and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHII-UANN-1206
1.784749.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge)	7.27%	12.46%	6.80%
Class T (incl. 3.50% sales charge)	8.68%	12.72%	6.88%
Class B (incl. contingent deferred sales charge) A	6.82%	12.47%	6.77%
Class C (incl. contingent deferred sales charge)B	10.72%	12.65%	6.45%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Class T on October 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Going forward, the fund's performance will be compared to the Merrill Lynch U.S. High Yield Master II Constrained Index rather than the Merrill Lynch U.S. High Yield Master II Index because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy. Returns shown for the Merrill Lynch U.S. High Yield Master II Constrained Index for periods prior to December 31, 1996 (its inception date) are returns of the the Merrill Lynch U.S. High Yield Master II Index.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The U.S. high-yield bond market was the best performing domestic fixed-income asset class during the 12-month period ending October 31, 2006. During that time, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 9.78%. By comparison, the Lehman Brothers® Aggregate Bond Index - a benchmark of the investment-grade taxable bond universe - gained 5.19%. High yield benefited from a slew of factors that are historically a major positive for the group: a low default rate, tight credit spreads relative to high-quality debt, an increase in merger-and-acquisition activity, and a relatively low sensitivity to interest rate swings. The favorable default rate reflected the ongoing climate of solid economic growth, which has helped corporate America strengthen its balance sheets and cash flows. The Federal Reserve Board's pause in its two-year interest rate hike campaign - the central bank left rates unchanged at its August, September and October Open Market Committee meetings - gave a further boost to the high-yield market as investors became more comfortable with higher-risk assets.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 12.62%, 12.62%, 11.82% and 11.72%, respectively (excluding sales charges), outperforming the Constrained index - which became the fund's primary benchmark on January 1, 2006 - and the 10.34% return of the Merrill Lynch U.S. High Yield Master II Index. The fund's holdings in lower-quality and distressed high-yield securities - particularly in air transportation, where the fund benefited from strong security selection and an overweighting - drove its outperformance of the blended high-yield benchmark. Positive security selection in the technology and automotive groups also boosted returns, as did an underweighting of the latter during the first half of the period. Weak security selection in consumer products holdings hurt the fund's relative return. Top individual contributors included Delta, Northwest Airlines, American Airlines, nickel-alloy producer Haynes International - not held at period end - General Motors and global power company AES. On the flip side, holdings in cosmetics firm Revlon, theme park operator Six Flags, packaging and container company Owens-Illinois - no longer in the fund - and coal mining corporation Alpha Natural detracted.

Note to shareholders: On January 1, 2006, the fund's benchmark index changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,029.40	$ 4.96
HypotheticalA	$ 1,000.00	$ 1,020.32	$ 4.94
Class T
Actual	$ 1,000.00	$ 1,029.00	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,020.01	$ 5.24
Class B
Actual	$ 1,000.00	$ 1,025.60	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,016.43	$ 8.84
Class C
Actual	$ 1,000.00	$ 1,025.30	$ 9.09
HypotheticalA	$ 1,000.00	$ 1,016.23	$ 9.05
Institutional Class
Actual	$ 1,000.00	$ 1,030.40	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.97%
Class T	1.03%
Class B	1.74%
Class C	1.78%
Institutional Class	.81%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
El Paso Corp.	4.6	5.2
Six Flags, Inc.	4.3	4.4
Tenet Healthcare Corp.	3.8	3.9
Intelsat Ltd.	3.1	1.2
Ford Motor Credit Co.	3.0	0.0
	18.8
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.6	9.5
Automotive	8.8	4.0
Healthcare	8.8	8.1
Telecommunications	8.5	8.8
Technology	7.2	6.3
Quality Diversification (% of fund's net assets)
As of October 31, 2006 *	As of April 30, 2006 **
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 0.0%	BBB 0.0%
BB 6.2%	BB 8.7%
B 32.6%	B 30.0%
CCC, CC, C 30.9%	CCC, CC, C 32.2%
D 1.2%	D 0.0%
Not Rated 5.0%	Not Rated 3.9%
Equities 19.2%	Equities 17.7%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 7.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Nonconvertible Bonds 74.8%		Nonconvertible Bonds 71.9%
	Convertible Bonds, Preferred Stocks 3.0%		Convertible Bonds, Preferred Stocks 1.8%
	Common Stocks 16.7%		Common Stocks 16.9%
	Floating Rate Loans 0.6%		Floating Rate Loans 1.9%
	Short-Term Investments and Net Other Assets 4.9%		Short-Term Investments and Net Other Assets 7.5%
* Foreign investments	9.8%	** Foreign investments	8.2%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 75.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.5%
Cable TV - 0.1%
Charter Communications, Inc. 5.875% 11/16/09 (g)	$ 2,251	$ 2,604
Telecommunications - 0.4%
ICO North America, Inc. 7.5% 8/15/09 (i)	8,175	9,810
TOTAL CONVERTIBLE BONDS		12,414
Nonconvertible Bonds - 74.8%
Aerospace - 0.2%
L-3 Communications Corp. 5.875% 1/15/15	1,225	1,185
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)	3,710	4,118
		5,303
Air Transportation - 4.4%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	13,353
6.977% 11/23/22	683	664
7.377% 5/23/19	12,957	12,439
10.18% 1/2/13	5,055	5,156
Continental Airlines, Inc. 8.5225% 6/2/13 (h)	7,330	7,385
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	31,370	11,293
8% 12/15/07 (d)(g)	7,900	2,212
8.3% 12/15/29 (d)	89,955	32,384
10% 8/15/08 (d)	41,705	14,597
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	1,674	1,657
Northwest Airlines Corp. 10% 2/1/09 (d)	1,524	954
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	11,925	7,453
8.7% 3/15/07 (d)	1,630	1,011
9.875% 3/15/07 (d)	6,255	4,003
10.5% 4/1/09 (d)	8,139	4,314
		118,875
Automotive - 8.8%
Accuride Corp. 8.5% 2/1/15	4,780	4,637
Altra Industrial Motion, Inc. 9% 12/1/11	2,460	2,558
American Tire Distributors, Inc. 10.75% 4/1/13	6,930	6,289
Ford Motor Co. 7.45% 7/16/31	13,585	10,647
Ford Motor Credit Co.:
7% 10/1/13	46,900	43,500
7.25% 10/25/11	1,335	1,263
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co.: - continued
7.375% 2/1/11	$ 28,795	$ 27,513
9.75% 9/15/10 (g)	9,074	9,346
General Motors Acceptance Corp.:
6.75% 12/1/14	30,390	29,934
6.875% 9/15/11	4,335	4,346
General Motors Corp. 8.375% 7/15/33	88,285	78,351
IdleAire Technologies Corp. 0% 12/15/12 unit (e)(g)	16,350	12,263
Tenneco, Inc. 8.625% 11/15/14	2,870	2,877
United Components, Inc. 9.375% 6/15/13	2,225	2,247
		235,771
Broadcasting - 0.6%
Barrington Broadcasting Co., LLC 10.5% 8/15/14 (g)	3,710	3,664
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (e)	10,005	8,654
Paxson Communications Corp. 11.6238% 1/15/13 (g)(h)	3,255	3,288
		15,606
Building Materials - 2.9%
Goodman Global Holdings, Inc. 7.875% 12/15/12	13,870	13,315
Interface, Inc. 9.5% 2/1/14	320	333
Masonite Corp. 11% 4/6/15 (g)	36,708	33,129
MAXX Corp. 9.75% 6/15/12	13,888	11,041
NTK Holdings, Inc. 0% 3/1/14 (e)	17,240	11,853
Owens Corning 7.5% 8/1/18 (d)	10,000	5,450
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,830
		77,951
Cable TV - 4.1%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	65,809	63,177
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
10.25% 9/15/10	6,606	6,821
10.25% 9/15/10	6,495	6,706
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (g)	6,475	6,605
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
CSC Holdings, Inc.:
7.25% 4/15/12 (g)(h)	$ 22,870	$ 22,413
7.625% 7/15/18	3,403	3,352
		109,074
Capital Goods - 1.2%
Hawk Corp. 8.75% 11/1/14	2,770	2,749
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	19,037
Sensus Metering Systems, Inc. 8.625% 12/15/13	6,645	6,512
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	4,968
		33,266
Chemicals - 2.4%
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)	7,785	6,403
Series B, 0% 10/1/14 (e)	15,211	12,663
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 10.1238% 7/15/10 (h)	4,990	5,090
Huntsman LLC 11.625% 10/15/10	5,972	6,614
Lyondell Chemical Co. 8.25% 9/15/16	7,370	7,573
Nell AF Sarl 8.375% 8/15/15 (g)	3,990	4,050
Phibro Animal Health Corp.:
10% 8/1/13 (g)	3,380	3,498
13% 8/1/14 (g)	6,760	6,828
Reichhold Industries, Inc. 9% 8/15/14 (g)	6,790	6,688
Rockwood Specialties Group, Inc. 7.5% 11/15/14	950	948
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	5,110	5,289
		65,644
Consumer Products - 0.1%
NPI Merger Corp. 10.75% 4/15/14 (g)	2,215	2,378
Containers - 1.2%
Constar International, Inc. 11% 12/1/12	3,315	2,950
Graham Packaging Co. LP/GPC Capital Corp. 9.875% 10/15/14	14,530	14,385
Pliant Corp. 13% 7/15/10	2,381	1,667
Solo Cup Co. 8.5% 2/15/14	14,425	12,153
		31,155
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 0.3%
Cardtronics, Inc. 9.25% 8/15/13	$ 2,840	$ 2,932
Triad Acquisition Corp. 11.125% 5/1/13	4,170	3,868
		6,800
Diversified Media - 0.5%
Affinion Group, Inc. 11.5% 10/15/15	6,715	7,000
Nielsen Finance LLC/Co. 0% 8/1/16 (e)(g)	10,235	6,282
		13,282
Electric Utilities - 1.9%
Calpine Corp.:
8.5% 7/15/10 (d)(g)	16,320	17,054
8.75% 7/15/13 (d)(g)	5,865	6,144
Mirant Americas Generation LLC:
8.5% 10/1/21	6,645	6,562
9.125% 5/1/31	9,625	9,962
Mirant North America LLC 7.375% 12/31/13	10,560	10,692
		50,414
Energy - 7.1%
Berry Petroleum Co. 8.25% 11/1/16	5,370	5,383
Chaparral Energy, Inc. 8.5% 12/1/15	4,490	4,479
Chesapeake Energy Corp. 6.5% 8/15/17	8,900	8,366
El Paso Corp.:
6.95% 6/1/28	15,800	15,010
7.75% 6/15/10	42,465	44,251
El Paso Energy Corp.:
7.375% 12/15/12	22,275	22,748
7.75% 1/15/32	1,970	2,041
El Paso Performance-Linked Trust 7.75% 7/15/11 (g)	8,840	9,172
El Paso Production Holding Co. 7.75% 6/1/13	8,155	8,338
Hanover Compressor Co.:
7.5% 4/15/13	990	988
9% 6/1/14	1,105	1,175
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (g)	6,640	6,889
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	3,260	3,382
Mariner Energy, Inc. 7.5% 4/15/13 (g)	12,535	12,034
Petrohawk Energy Corp. 9.125% 7/15/13 (g)	19,920	20,318
Pogo Producing Co.:
6.625% 3/15/15	6,505	6,196
6.875% 10/1/17	6,485	6,145
7.875% 5/1/13 (g)	4,790	4,850
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Stone Energy Corp. 6.75% 12/15/14	$ 4,985	$ 4,773
Venoco, Inc. 8.75% 12/15/11	3,670	3,569
		190,107
Entertainment/Film - 0.2%
Cinemark, Inc. 0% 3/15/14 (e)	7,430	6,055
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	111
		6,166
Environmental - 1.8%
Allied Waste North America, Inc.:
7.25% 3/15/15	27,340	27,340
7.375% 4/15/14	21,790	21,572
		48,912
Food and Drug Retail - 2.2%
Ahold Finance USA, Inc. 8.25% 7/15/10	24,880	26,497
Albertsons, Inc. 8% 5/1/31	13,110	13,223
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	4,826
Rite Aid Corp.:
6.875% 12/15/28 (g)	7,025	5,146
7.7% 2/15/27	12,345	9,814
		59,506
Food/Beverage/Tobacco - 1.3%
AmeriQual Group LLC/AmeriQual Finance Corp. 9% 4/1/12 (g)	3,000	3,120
Pierre Foods, Inc. 9.875% 7/15/12	2,240	2,285
Swift & Co.:
10.125% 10/1/09	11,830	12,185
12.5% 1/1/10	16,705	17,039
		34,629
Gaming - 0.5%
MTR Gaming Group, Inc. 9% 6/1/12 (g)	1,810	1,837
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)	2,990	2,078
9% 1/15/12	1,760	1,813
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	6,680	6,530
		12,258
Healthcare - 6.7%
Accellent, Inc. 10.5% 12/1/13	6,160	6,437
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Healthcare - continued
AmeriPath, Inc. 10.5% 4/1/13	$ 6,900	$ 7,418
CDRV Investors, Inc. 0% 1/1/15 (e)	500	388
Concentra Operating Corp. 9.125% 6/1/12	3,355	3,506
CRC Health Group, Inc. 10.75% 2/1/16	3,340	3,499
DaVita, Inc. 7.25% 3/15/15	6,105	6,059
Encore Medical Finance LLC 11.75% 11/15/14 (g)	20,745	20,875
HCA, Inc. 6.375% 1/15/15	4,730	3,760
LifeCare Holdings, Inc. 9.25% 8/15/13	6,590	3,987
MedQuest, Inc. 11.875% 8/15/12	1,830	1,537
Multiplan, Inc. 10.375% 4/15/16 (g)	3,660	3,678
Service Corp. International (SCI) 7.625% 10/1/18 (g)	4,560	4,651
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	9,190	9,397
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,433
6.5% 6/1/12	24,700	21,921
7.375% 2/1/13	49,340	43,789
9.25% 2/1/15	11,960	11,332
9.875% 7/1/14	16,805	16,406
		179,073
Insurance - 1.6%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,760
7.25% 3/15/28	17,830	18,997
UnumProvident Corp.:
6.75% 12/15/28	11,350	10,896
7.375% 6/15/32	9,190	9,861
		43,514
Leisure - 4.3%
Festival Fun Parks LLC 10.875% 4/15/14	2,470	2,421
Six Flags, Inc.:
9.625% 6/1/14	82,580	75,767
9.75% 4/15/13	40,010	37,009
		115,197
Metals/Mining - 0.6%
Novelis, Inc. 8.25% 2/15/15 (g)(h)	10,000	9,475
PNA Group, Inc. 10.75% 9/1/16 (g)	6,790	6,994
		16,469
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Paper - 1.5%
Bowater Canada Finance Corp. 7.95% 11/15/11	$ 10,000	$ 9,600
Bowater, Inc. 6.5% 6/15/13	9,755	8,682
Georgia-Pacific Corp. 7.7% 6/15/15	10,645	10,805
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	6,960	6,421
8.25% 10/1/12	5,000	4,850
		40,358
Publishing/Printing - 0.7%
CBD Media Holdings LLC/CBD Holdings Finance, Inc. 9.25% 7/15/12	6,140	6,140
Vertis, Inc. 10.875% 6/15/09	13,265	13,132
		19,272
Restaurants - 0.3%
Uno Restaurant Corp. 10% 2/15/11 (g)	8,670	6,936
Services - 2.2%
Ashtead Capital, Inc. 9% 8/15/16 (g)	5,960	6,258
Ashtead Holdings PLC 8.625% 8/1/15 (g)	2,500	2,544
Cornell Companies, Inc. 10.75% 7/1/12	7,345	7,988
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (g)	4,020	4,141
H&E Equipment Services, Inc. 8.375% 7/15/16 (g)	3,060	3,159
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (g)	5,150	5,111
Language Line, Inc. 11.125% 6/15/12	4,610	4,564
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	15,500	13,950
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (g)	4,350	4,709
Penhall International Corp. 12% 8/1/14 (g)	5,140	5,474
		57,898
Shipping - 0.4%
Ship Finance International Ltd. 8.5% 12/15/13	11,965	11,666
Steels - 0.3%
Edgen Acquisition Corp. 9.875% 2/1/11	5,980	5,920
RathGibson, Inc. 11.25% 2/15/14 (g)	1,285	1,349
		7,269
Super Retail - 1.2%
Intcomex, Inc. 11.75% 1/15/11 (g)	6,260	6,135
Michaels Stores, Inc. 11.375% 11/1/16 (g)	9,680	9,704
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Super Retail - continued
NBC Acquisition Corp. 0% 3/15/13 (e)	$ 12,830	$ 9,366
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	6,295	6,326
		31,531
Technology - 4.9%
Activant Solutions, Inc. 9.5% 5/1/16 (g)	2,310	2,148
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (g)	19,280	20,389
11.875% 12/1/15 (g)	10,280	11,308
Danka Business Systems PLC 11% 6/15/10	6,870	6,904
Freescale Semiconductor, Inc. 7.125% 7/15/14	4,460	4,778
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11	2,465	2,058
8% 12/15/14	19,470	11,877
8.64% 12/15/11 (h)	3,840	3,302
Nortel Networks Corp.:
10.125% 7/15/13 (g)	6,370	6,760
10.75% 7/15/16 (g)	6,630	7,111
NXP BV 9.5% 10/15/15 (g)	17,300	17,343
Solectron Global Finance Ltd. 8% 3/15/16	2,190	2,190
SS&C Technologies, Inc. 11.75% 12/1/13	9,920	10,689
SunGard Data Systems, Inc. 10.25% 8/15/15	11,115	11,587
Viasystems, Inc. 10.5% 1/15/11	12,680	12,553
		130,997
Telecommunications - 6.8%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (g)	8,660	8,985
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	5,000	5,375
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	6,680	6,680
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,172
Cricket Communications, Inc. 9.375% 11/1/14 (g)	6,920	7,058
Eschelon Operating Co. 8.375% 3/15/10	2,522	2,437
Intelsat Ltd.:
6.5% 11/1/13	43,452	35,848
7.625% 4/15/12	30,225	27,240
11.25% 6/15/16 (g)	19,920	21,663
Level 3 Financing, Inc. 12.25% 3/15/13	6,100	6,878
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)	$ 10,160	$ 10,249
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)	3,430	3,602
Qwest Capital Funding, Inc. 7.75% 2/15/31	16,925	16,333
Rural Cellular Corp. 9.75% 1/15/10	4,825	4,873
U.S. West Communications 6.875% 9/15/33	15,000	14,025
Windstream Corp. 8.625% 8/1/16 (g)	7,030	7,584
		182,002
Textiles & Apparel - 1.6%
Levi Strauss & Co. 12.25% 12/15/12	39,715	44,233
TOTAL NONCONVERTIBLE BONDS		2,003,512
TOTAL CORPORATE BONDS (Cost $1,988,528)		2,015,926
Common Stocks - 16.7%
	Shares
Building Materials - 0.1%
Armstrong World Industries, Inc. (a)	71,033	2,635
Cable TV - 0.5%
Charter Communications, Inc. Class A (a)	2,032,900	4,676
NTL, Inc.	361,330	9,767
NTL, Inc. warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)(i)	6,509	0
		14,443
Chemicals - 0.7%
Celanese Corp. Class A	800,000	16,488
Huntsman Corp. (a)(i)	96,480	1,666
		18,154
Consumer Products - 1.7%
Revlon, Inc. Class A (sub. vtg.) (a)	33,440,496	44,476
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	6,050
Pliant Corp. (a)	2,040	0
Trivest 1992 Special Fund Ltd. (a)(i)	3,037,732	15
		6,065
Diversified Financial Services - 0.3%
One Communications (a)(i)	925,628	8,793
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Electric Utilities - 1.7%
AES Corp. (a)	1,392,509	$ 30,621
Mirant Corp. (a)	523,570	15,482
		46,103
Energy - 1.2%
Chesapeake Energy Corp.	800,000	25,952
El Paso Corp.	500,000	6,850
		32,802
Food and Drug Retail - 0.7%
Pathmark Stores, Inc. (a)	1,818,878	18,425
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	187
		18,612
Healthcare - 2.1%
DaVita, Inc. (a)	956,946	53,235
Service Corp. International (SCI)	272,300	2,483
		55,718
Leisure - 0.1%
Six Flags, Inc. (a)	343,900	1,960
Metals/Mining - 0.7%
Alpha Natural Resources, Inc. (a)	1,154,400	18,367
Paper - 0.3%
Temple-Inland, Inc.	200,678	7,915
Publishing/Printing - 0.6%
Cenveo, Inc. (a)	574,074	11,390
Valassis Communications, Inc. (a)	361,590	5,427
		16,817
Shipping - 2.2%
Frontline Ltd. (NY Shares) (f)	200,000	7,566
Overseas Shipholding Group, Inc.	273,400	17,101
Teekay Shipping Corp.	823,800	33,866
		58,533
Technology - 2.3%
Amkor Technology, Inc. (a)	3,000,000	20,730
Atmel Corp. (a)	1,000,000	5,750
Flextronics International Ltd. (a)	2,000,000	23,200
STATS ChipPAC Ltd. sponsored ADR (a)	261,000	1,644
Viasystems Group, Inc. (a)(i)	1,026,780	9,241
		60,565
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - 1.3%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	$ 245
McLeodUSA, Inc. (a)	4,914,174	34,399
		34,644
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(i)	42,253	641
Pillowtex Corp. (a)	490,256	0
		641
TOTAL COMMON STOCKS (Cost $431,925)		447,243
Preferred Stocks - 2.5%

Convertible Preferred Stocks - 2.1%
Energy - 2.1%
El Paso Corp. 4.99%	46,000	56,928
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	4,075
Containers - 0.2%
Pliant Corp. Series AA 13.00% (a)	18,036	6,529
TOTAL NONCONVERTIBLE PREFERRED STOCKS		10,604
TOTAL PREFERRED STOCKS (Cost $72,774)		67,532
Floating Rate Loans - 0.6%
	Principal Amount (000s)
Building Materials - 0.1%
Masonite International Corp. term loan 7.3799% 4/5/13 (h)	$ 2,570	2,506
Cable TV - 0.1%
Wide Open West Finance LLC Tranche 2, term loan 10.4% 4/28/14 (h)	1,770	1,783
Consumer Products - 0.2%
Amscan Holdings, Inc. Tranche 2, term loan 10.3% 12/23/13 (h)	4,550	4,618
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - 0.2%
Coffeyville Resources LLC Tranche 2, term loan 12.125% 7/8/13 (h)	$ 6,510	$ 6,705
TOTAL FLOATING RATE LOANS (Cost $15,226)		15,612
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	116,667,196	116,667
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	5,210,000	5,210
TOTAL MONEY MARKET FUNDS (Cost $121,877)		121,877
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $9,772)	$ 9,773	9,772
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,640,102)		2,677,962
NET OTHER ASSETS - 0.0%		(785)
NET ASSETS - 100%		$ 2,677,177
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $437,205,000 or 16.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,166,000 or 1.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Huntsman Corp.	4/30/03	$ 690
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 8,175
One Communications	11/18/04 - 6/29/06	$ 4,418
Pegasus Communications Corp. warrants 1/1/07	10/17/97	$ 635
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$9,772,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 5,336
Banc of America Securities LLC	1,376
Barclays Capital, Inc.	3,060
$ 9,772
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,308
Fidelity Securities Lending Cash Central Fund	78
Total	$ 4,386
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Haynes International, Inc.	$ 25,094	$ -	$ 39,977	$ -	$ -
Revlon, Inc. Class A (sub. vtg.)	103,517	10,422	14,241	-	-
Total	$ 128,611	$ 10,422	$ 54,218	$ -	$ -
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $875,850,000 of which $396,932,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $5,107 and repurchase agreements of $9,772) - See accompanying schedule: Unaffiliated issuers (cost $2,518,225)	$ 2,556,085
Fidelity Central Funds (cost $121,877)	121,877
Total Investments (cost $2,640,102)		$ 2,677,962
Receivable for investments sold		20,422
Receivable for fund shares sold		5,470
Dividends receivable		32
Interest receivable		43,434
Other receivables		120
Total assets		2,747,440

Liabilities
Payable for investments purchased	$ 53,036
Payable for fund shares redeemed	6,880
Distributions payable	2,651
Accrued management fee	1,255
Distribution fees payable	613
Other affiliated payables	563
Other payables and accrued expenses	55
Collateral on securities loaned, at value	5,210
Total liabilities		70,263

Net Assets		$ 2,677,177
Net Assets consist of:
Paid in capital		$ 3,494,994
Undistributed net investment income		26,832
Accumulated undistributed net realized gain (loss) on investments		(882,509)
Net unrealized appreciation (depreciation) on investments		37,860
Net Assets		$ 2,677,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($583,050 ÷ 57,700 shares)	$ 10.10

Maximum offering price per share (100/95.25 of $10.10)	$ 10.60
Class T: Net Asset Value and redemption price per share ($1,083,393 ÷ 106,863 shares)	$ 10.14

Maximum offering price per share (100/96.50 of $10.14)	$ 10.51
Class B: Net Asset Value and offering price per share ($202,148 ÷ 20,092 shares)A	$ 10.06

Class C: Net Asset Value and offering price per share ($198,427 ÷ 19,658 shares)A	$ 10.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($610,159 ÷ 62,638 shares)	$ 9.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends		$ 3,089
Interest		186,210
Income from Fidelity Central Funds		4,386
Total income		193,685

Expenses
Management fee	$ 14,155
Transfer agent fees	4,702
Distribution fees	7,621
Accounting and security lending fees	856
Custodian fees and expenses	44
Independent trustees' compensation	10
Appreciation in deferred trustee compensation account	2
Registration fees	161
Audit	72
Legal	18
Miscellaneous	77
Total expenses before reductions	27,718
Expense reductions	(55)	27,663
Net investment income		166,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,851
Other affiliated issuers	33,721
Total net realized gain (loss)		68,572
Change in net unrealized appreciation (depreciation) on investment securities		56,134
Net gain (loss)		124,706
Net increase (decrease) in net assets resulting from operations		$ 290,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 166,022	$ 167,624
Net realized gain (loss)	68,572	192,519
Change in net unrealized appreciation (depreciation)	56,134	(155,940)
Net increase (decrease) in net assets resulting from operations	290,728	204,203
Distributions to shareholders from net investment income	(158,973)	(213,900)
Distributions to shareholders from net realized gain	(7,252)	-
Total distributions	(166,225)	(213,900)
Share transactions - net increase (decrease)	279,191	(196,503)
Redemption fees	336	393
Total increase (decrease) in net assets	404,030	(205,807)

Net Assets
Beginning of period	2,273,147	2,478,954
End of period (including undistributed net investment income of $26,832 and undistributed net investment income of $32,860, respectively)	$ 2,677,177	$ 2,273,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 9.64	$ 9.50	$ 6.40	$ 8.17
Income from Investment Operations
Net investment income C	.673	.695	.797	.873	.767 G
Net realized and unrealized gain (loss)	.500	.134	.307	2.875	(1.866) G
Total from investment operations	1.173	.829	1.104	3.748	(1.099)
Distributions from net investment income	(.644)	(.871)	(.966)	(.648)	(.671)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.674)	(.871)	(.966)	(.648)	(.671)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.10	$ 9.60	$ 9.64	$ 9.50	$ 6.40
Total Return A, B	12.62%	8.71%	12.23%	60.58%	(14.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	1.00%	.98%	.99%	1.02%
Expenses net of fee waivers, if any	.98%	1.00%	.98%	.99%	1.02%
Expenses net of all reductions	.98%	.99%	.98%	.99%	1.01%
Net investment income	6.83%	7.08%	8.38%	10.45%	10.12% G
Supplemental Data
Net assets, end of period (in millions)	$ 583	$ 424	$ 297	$ 307	$ 157
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.01% to 10.12%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 9.67	$ 9.52	$ 6.42	$ 8.18
Income from Investment Operations
Net investment income C	.670	.693	.793	.859	.766 G
Net realized and unrealized gain (loss)	.507	.129	.315	2.883	(1.860) G
Total from investment operations	1.177	.822	1.108	3.742	(1.094)
Distributions from net investment income	(.638)	(.864)	(.960)	(.642)	(.666)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.668)	(.864)	(.960)	(.642)	(.666)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.14	$ 9.63	$ 9.67	$ 9.52	$ 6.42
Total Return A, B	12.62%	8.61%	12.24%	60.26%	(14.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.06%	1.06%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.06%	1.06%	1.08%
Expenses net of all reductions	1.04%	1.06%	1.06%	1.06%	1.08%
Net investment income	6.77%	7.02%	8.30%	10.38%	10.05% G
Supplemental Data
Net assets, end of period (in millions)	$ 1,083	$ 1,003	$ 1,245	$ 1,398	$ 1,070
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.95% to 10.05%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.61	$ 9.47	$ 6.38	$ 8.15
Income from Investment Operations
Net investment income C	.597	.622	.723	.802	.712 G
Net realized and unrealized gain (loss)	.501	.123	.310	2.873	(1.868) G
Total from investment operations	1.098	.745	1.033	3.675	(1.156)
Distributions from net investment income	(.569)	(.797)	(.895)	(.585)	(.614)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.599)	(.797)	(.895)	(.585)	(.614)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.06	$ 9.56	$ 9.61	$ 9.47	$ 6.38
Total Return A, B	11.82%	7.82%	11.44%	59.42%	(15.07)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.75%	1.74%	1.75%	1.78%
Expenses net of fee waivers, if any	1.74%	1.74%	1.74%	1.75%	1.78%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.75%	1.77%
Net investment income	6.06%	6.33%	7.62%	9.69%	9.36% G
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 313	$ 498	$ 613	$ 426
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.25% to 9.36%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 9.63	$ 9.49	$ 6.40	$ 8.16
Income from Investment Operations
Net investment income C	.592	.615	.718	.801	.708 G
Net realized and unrealized gain (loss)	.500	.133	.309	2.868	(1.859) G
Total from investment operations	1.092	.748	1.027	3.669	(1.151)
Distributions from net investment income	(.563)	(.790)	(.889)	(.579)	(.609)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.593)	(.790)	(.889)	(.579)	(.609)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.09	$ 9.59	$ 9.63	$ 9.49	$ 6.40
Total Return A, B	11.72%	7.83%	11.33%	59.11%	(14.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.82%	1.81%	1.82%	1.84%
Expenses net of fee waivers, if any	1.80%	1.82%	1.81%	1.82%	1.84%
Expenses net of all reductions	1.80%	1.82%	1.81%	1.82%	1.84%
Net investment income	6.01%	6.26%	7.55%	9.62%	9.29% G
Supplemental Data
Net assets, end of period (in millions)	$ 198	$ 182	$ 193	$ 219	$ 132
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.19% to 9.29%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.35	$ 9.24	$ 6.24	$ 7.97
Income from Investment Operations
Net investment income B	.665	.691	.786	.867	.759 F
Net realized and unrealized gain (loss)	.485	.125	.305	2.796	(1.805) F
Total from investment operations	1.150	.816	1.091	3.663	(1.046)
Distributions from net investment income	(.661)	(.888)	(.983)	(.663)	(.684)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.691)	(.888)	(.983)	(.663)	(.684)
Redemption fees added to paid in capital B	.001	.002	.002	-	-
Net asset value, end of period	$ 9.74	$ 9.28	$ 9.35	$ 9.24	$ 6.24
Total Return A	12.83%	8.85%	12.46%	60.82%	(14.09)%
Ratios to Average Net Assets C,E
Expenses before reductions	.81%	.81%	.83%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.81%	.83%	.82%	.85%
Expenses net of all reductions	.81%	.81%	.83%	.82%	.85%
Net investment income	6.99%	7.26%	8.53%	10.62%	10.28% F
Supplemental Data
Net assets, end of period (in millions)	$ 610	$ 351	$ 245	$ 218	$ 82
Portfolio turnover rate D	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.18% to 10.28%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 201,445
Unrealized depreciation	(163,789)
Net unrealized appreciation (depreciation)	37,656
Undistributed ordinary income	20,457
Capital loss carryforward	(875,850)

Cost for federal income tax purposes	$ 2,640,306

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 166,225	$ 213,900

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,429,877 and $1,200,420, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 758	$ 17
Class T	0%	.25%	2,606	51
Class B	.65%	.25%	2,331	1,685
Class C	.75%	.25%	1,926	350
			$ 7,621	$ 2,103

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 221
Class T	62
Class B*	355
Class C*	32
$ 670

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,057.21
Class T	1,780.17
Class B	578.22
Class C	352.18
Institutional Class	935.19
	$ 4,702

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $78.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8
Class B	1
Class C	1
Institutional Class	4
$ 14

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company (FMR), notified the Fund that the fund's books and records did not reflect a conversion

Annual Report

8. Other - continued

of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 32,695	$ 31,708
Class T	67,200	99,769
Class B	15,265	35,847
Class C	10,986	15,897
Institutional Class	32,827	30,679
Total	$ 158,973	$ 213,900
From net realized gain
Class A	$ 1,358	$ -
Class T	3,190	-
Class B	948	-
Class C	578	-
Institutional Class	1,178	-
Total	$ 7,252	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	25,729	23,900	$ 254,114	$ 235,068
Reinvestment of distributions	2,397	2,176	23,672	21,461
Shares redeemed	(14,626)	(12,687)	(144,291)	(124,289)
Net increase (decrease)	13,500	13,389	$ 133,495	$ 132,240
Class T
Shares sold	29,261	25,755	$ 288,708	$ 253,520
Reinvestment of distributions	5,903	8,206	58,456	81,282
Shares redeemed	(32,456)	(58,557)	(320,819)	(579,615)
Net increase (decrease)	2,708	(24,596)	$ 26,345	$ (244,813)
Class B
Shares sold	3,183	4,225	$ 31,241	$ 41,379
Reinvestment of distributions	1,058	2,349	10,392	23,125
Shares redeemed	(16,913)	(25,696)	(166,272)	(251,141)
Net increase (decrease)	(12,672)	(19,122)	$ (124,639)	$ (186,637)
Class C
Shares sold	5,331	5,702	$ 52,542	$ 56,070
Reinvestment of distributions	715	1,011	7,048	9,975
Shares redeemed	(5,406)	(7,734)	(53,306)	(75,656)
Net increase (decrease)	640	(1,021)	$ 6,284	$ (9,611)
Institutional Class
Shares sold	37,402	31,784	$ 357,166	$ 303,781
Reinvestment of distributions	3,242	2,879	30,912	27,465
Shares redeemed	(15,826)	(23,086)	(150,372)	(218,928)
Net increase (decrease)	24,818	11,577	$ 237,706	$ 112,318

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment:2005

Mr. Jonas is Senior Vice President of Advisor High Income Advantage (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is the Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor High Income Advantage. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas T. Soviero (42)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Soviero serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor High Income Advantage. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income Advantage. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber serd as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of otherFidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisior High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of .05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $115,620,410 of distributions paid during the period January 1, 2006 to October 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2005, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HY-UANN-1206
1.784750.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.83%	13.79%	7.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Going forward, the fund's performance will be compared to the Merrill Lynch U.S. High Yield Master II Constrained Index rather than the Merrill Lynch U.S. High Yield Master II Index because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy. Returns shown for the Merrill Lynch U.S. High Yield Master II Constrained Index for periods prior to December 31, 1996 (its inception date) are returns of the the Merrill Lynch U.S. High Yield Master II Index.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The U.S. high-yield bond market was the best performing domestic fixed-income asset class during the 12-month period ending October 31, 2006. During that time, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 9.78%. By comparison, the Lehman Brothers® Aggregate Bond Index - a benchmark of the investment-grade taxable bond universe - gained 5.19%. High yield benefited from a slew of factors that are historically a major positive for the group: a low default rate, tight credit spreads relative to high-quality debt, an increase in merger-and-acquisition activity, and a relatively low sensitivity to interest rate swings. The favorable default rate reflected the ongoing climate of solid economic growth, which has helped corporate America strengthen its balance sheets and cash flows. The Federal Reserve Board's pause in its two-year interest rate hike campaign - the central bank left rates unchanged at its August, September and October Open Market Committee meetings - gave a further boost to the high-yield market as investors became more comfortable with higher-risk assets.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 12.83%, outperforming the Constrained index - which became the fund's primary benchmark on January 1, 2006 - and the 10.34% return of the Merrill Lynch U.S. High Yield Master II Index. The fund's holdings in lower-quality and distressed high-yield securities - particularly in air transportation, where the fund benefited from strong security selection and an overweighting - drove its outperformance of the blended high-yield benchmark. Positive security selection in the technology and automotive groups also boosted returns, as did an underweighting of the latter during the first half of the period. Weak security selection in consumer products holdings hurt the fund's relative return. Top individual contributors included Delta, Northwest Airlines, American Airlines, nickel-alloy producer Haynes International - not held at period end - General Motors and global power company AES. On the flip side, holdings in cosmetics firm Revlon, theme park operator Six Flags, packaging and container company Owens-Illinois - no longer in the fund - and coal mining corporation Alpha Natural detracted.

Note to shareholders: On January 1, 2006, the fund's benchmark index changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,029.40	$ 4.96
HypotheticalA	$ 1,000.00	$ 1,020.32	$ 4.94
Class T
Actual	$ 1,000.00	$ 1,029.00	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,020.01	$ 5.24
Class B
Actual	$ 1,000.00	$ 1,025.60	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,016.43	$ 8.84
Class C
Actual	$ 1,000.00	$ 1,025.30	$ 9.09
HypotheticalA	$ 1,000.00	$ 1,016.23	$ 9.05
Institutional Class
Actual	$ 1,000.00	$ 1,030.40	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.97%
Class T	1.03%
Class B	1.74%
Class C	1.78%
Institutional Class	.81%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
El Paso Corp.	4.6	5.2
Six Flags, Inc.	4.3	4.4
Tenet Healthcare Corp.	3.8	3.9
Intelsat Ltd.	3.1	1.2
Ford Motor Credit Co.	3.0	0.0
	18.8
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.6	9.5
Automotive	8.8	4.0
Healthcare	8.8	8.1
Telecommunications	8.5	8.8
Technology	7.2	6.3
Quality Diversification (% of fund's net assets)
As of October 31, 2006 *	As of April 30, 2006 **
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 0.0%	BBB 0.0%
BB 6.2%	BB 8.7%
B 32.6%	B 30.0%
CCC, CC, C 30.9%	CCC, CC, C 32.2%
D 1.2%	D 0.0%
Not Rated 5.0%	Not Rated 3.9%
Equities 19.2%	Equities 17.7%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 7.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Nonconvertible Bonds 74.8%		Nonconvertible Bonds 71.9%
	Convertible Bonds, Preferred Stocks 3.0%		Convertible Bonds, Preferred Stocks 1.8%
	Common Stocks 16.7%		Common Stocks 16.9%
	Floating Rate Loans 0.6%		Floating Rate Loans 1.9%
	Short-Term Investments and Net Other Assets 4.9%		Short-Term Investments and Net Other Assets 7.5%
* Foreign investments	9.8%	** Foreign investments	8.2%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 75.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.5%
Cable TV - 0.1%
Charter Communications, Inc. 5.875% 11/16/09 (g)	$ 2,251	$ 2,604
Telecommunications - 0.4%
ICO North America, Inc. 7.5% 8/15/09 (i)	8,175	9,810
TOTAL CONVERTIBLE BONDS		12,414
Nonconvertible Bonds - 74.8%
Aerospace - 0.2%
L-3 Communications Corp. 5.875% 1/15/15	1,225	1,185
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)	3,710	4,118
		5,303
Air Transportation - 4.4%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	13,353
6.977% 11/23/22	683	664
7.377% 5/23/19	12,957	12,439
10.18% 1/2/13	5,055	5,156
Continental Airlines, Inc. 8.5225% 6/2/13 (h)	7,330	7,385
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	31,370	11,293
8% 12/15/07 (d)(g)	7,900	2,212
8.3% 12/15/29 (d)	89,955	32,384
10% 8/15/08 (d)	41,705	14,597
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	1,674	1,657
Northwest Airlines Corp. 10% 2/1/09 (d)	1,524	954
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	11,925	7,453
8.7% 3/15/07 (d)	1,630	1,011
9.875% 3/15/07 (d)	6,255	4,003
10.5% 4/1/09 (d)	8,139	4,314
		118,875
Automotive - 8.8%
Accuride Corp. 8.5% 2/1/15	4,780	4,637
Altra Industrial Motion, Inc. 9% 12/1/11	2,460	2,558
American Tire Distributors, Inc. 10.75% 4/1/13	6,930	6,289
Ford Motor Co. 7.45% 7/16/31	13,585	10,647
Ford Motor Credit Co.:
7% 10/1/13	46,900	43,500
7.25% 10/25/11	1,335	1,263
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co.: - continued
7.375% 2/1/11	$ 28,795	$ 27,513
9.75% 9/15/10 (g)	9,074	9,346
General Motors Acceptance Corp.:
6.75% 12/1/14	30,390	29,934
6.875% 9/15/11	4,335	4,346
General Motors Corp. 8.375% 7/15/33	88,285	78,351
IdleAire Technologies Corp. 0% 12/15/12 unit (e)(g)	16,350	12,263
Tenneco, Inc. 8.625% 11/15/14	2,870	2,877
United Components, Inc. 9.375% 6/15/13	2,225	2,247
		235,771
Broadcasting - 0.6%
Barrington Broadcasting Co., LLC 10.5% 8/15/14 (g)	3,710	3,664
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (e)	10,005	8,654
Paxson Communications Corp. 11.6238% 1/15/13 (g)(h)	3,255	3,288
		15,606
Building Materials - 2.9%
Goodman Global Holdings, Inc. 7.875% 12/15/12	13,870	13,315
Interface, Inc. 9.5% 2/1/14	320	333
Masonite Corp. 11% 4/6/15 (g)	36,708	33,129
MAXX Corp. 9.75% 6/15/12	13,888	11,041
NTK Holdings, Inc. 0% 3/1/14 (e)	17,240	11,853
Owens Corning 7.5% 8/1/18 (d)	10,000	5,450
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,830
		77,951
Cable TV - 4.1%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	65,809	63,177
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
10.25% 9/15/10	6,606	6,821
10.25% 9/15/10	6,495	6,706
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (g)	6,475	6,605
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
CSC Holdings, Inc.:
7.25% 4/15/12 (g)(h)	$ 22,870	$ 22,413
7.625% 7/15/18	3,403	3,352
		109,074
Capital Goods - 1.2%
Hawk Corp. 8.75% 11/1/14	2,770	2,749
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	19,037
Sensus Metering Systems, Inc. 8.625% 12/15/13	6,645	6,512
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	4,968
		33,266
Chemicals - 2.4%
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)	7,785	6,403
Series B, 0% 10/1/14 (e)	15,211	12,663
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 10.1238% 7/15/10 (h)	4,990	5,090
Huntsman LLC 11.625% 10/15/10	5,972	6,614
Lyondell Chemical Co. 8.25% 9/15/16	7,370	7,573
Nell AF Sarl 8.375% 8/15/15 (g)	3,990	4,050
Phibro Animal Health Corp.:
10% 8/1/13 (g)	3,380	3,498
13% 8/1/14 (g)	6,760	6,828
Reichhold Industries, Inc. 9% 8/15/14 (g)	6,790	6,688
Rockwood Specialties Group, Inc. 7.5% 11/15/14	950	948
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	5,110	5,289
		65,644
Consumer Products - 0.1%
NPI Merger Corp. 10.75% 4/15/14 (g)	2,215	2,378
Containers - 1.2%
Constar International, Inc. 11% 12/1/12	3,315	2,950
Graham Packaging Co. LP/GPC Capital Corp. 9.875% 10/15/14	14,530	14,385
Pliant Corp. 13% 7/15/10	2,381	1,667
Solo Cup Co. 8.5% 2/15/14	14,425	12,153
		31,155
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 0.3%
Cardtronics, Inc. 9.25% 8/15/13	$ 2,840	$ 2,932
Triad Acquisition Corp. 11.125% 5/1/13	4,170	3,868
		6,800
Diversified Media - 0.5%
Affinion Group, Inc. 11.5% 10/15/15	6,715	7,000
Nielsen Finance LLC/Co. 0% 8/1/16 (e)(g)	10,235	6,282
		13,282
Electric Utilities - 1.9%
Calpine Corp.:
8.5% 7/15/10 (d)(g)	16,320	17,054
8.75% 7/15/13 (d)(g)	5,865	6,144
Mirant Americas Generation LLC:
8.5% 10/1/21	6,645	6,562
9.125% 5/1/31	9,625	9,962
Mirant North America LLC 7.375% 12/31/13	10,560	10,692
		50,414
Energy - 7.1%
Berry Petroleum Co. 8.25% 11/1/16	5,370	5,383
Chaparral Energy, Inc. 8.5% 12/1/15	4,490	4,479
Chesapeake Energy Corp. 6.5% 8/15/17	8,900	8,366
El Paso Corp.:
6.95% 6/1/28	15,800	15,010
7.75% 6/15/10	42,465	44,251
El Paso Energy Corp.:
7.375% 12/15/12	22,275	22,748
7.75% 1/15/32	1,970	2,041
El Paso Performance-Linked Trust 7.75% 7/15/11 (g)	8,840	9,172
El Paso Production Holding Co. 7.75% 6/1/13	8,155	8,338
Hanover Compressor Co.:
7.5% 4/15/13	990	988
9% 6/1/14	1,105	1,175
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (g)	6,640	6,889
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	3,260	3,382
Mariner Energy, Inc. 7.5% 4/15/13 (g)	12,535	12,034
Petrohawk Energy Corp. 9.125% 7/15/13 (g)	19,920	20,318
Pogo Producing Co.:
6.625% 3/15/15	6,505	6,196
6.875% 10/1/17	6,485	6,145
7.875% 5/1/13 (g)	4,790	4,850
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Stone Energy Corp. 6.75% 12/15/14	$ 4,985	$ 4,773
Venoco, Inc. 8.75% 12/15/11	3,670	3,569
		190,107
Entertainment/Film - 0.2%
Cinemark, Inc. 0% 3/15/14 (e)	7,430	6,055
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	111
		6,166
Environmental - 1.8%
Allied Waste North America, Inc.:
7.25% 3/15/15	27,340	27,340
7.375% 4/15/14	21,790	21,572
		48,912
Food and Drug Retail - 2.2%
Ahold Finance USA, Inc. 8.25% 7/15/10	24,880	26,497
Albertsons, Inc. 8% 5/1/31	13,110	13,223
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	4,826
Rite Aid Corp.:
6.875% 12/15/28 (g)	7,025	5,146
7.7% 2/15/27	12,345	9,814
		59,506
Food/Beverage/Tobacco - 1.3%
AmeriQual Group LLC/AmeriQual Finance Corp. 9% 4/1/12 (g)	3,000	3,120
Pierre Foods, Inc. 9.875% 7/15/12	2,240	2,285
Swift & Co.:
10.125% 10/1/09	11,830	12,185
12.5% 1/1/10	16,705	17,039
		34,629
Gaming - 0.5%
MTR Gaming Group, Inc. 9% 6/1/12 (g)	1,810	1,837
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)	2,990	2,078
9% 1/15/12	1,760	1,813
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	6,680	6,530
		12,258
Healthcare - 6.7%
Accellent, Inc. 10.5% 12/1/13	6,160	6,437
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Healthcare - continued
AmeriPath, Inc. 10.5% 4/1/13	$ 6,900	$ 7,418
CDRV Investors, Inc. 0% 1/1/15 (e)	500	388
Concentra Operating Corp. 9.125% 6/1/12	3,355	3,506
CRC Health Group, Inc. 10.75% 2/1/16	3,340	3,499
DaVita, Inc. 7.25% 3/15/15	6,105	6,059
Encore Medical Finance LLC 11.75% 11/15/14 (g)	20,745	20,875
HCA, Inc. 6.375% 1/15/15	4,730	3,760
LifeCare Holdings, Inc. 9.25% 8/15/13	6,590	3,987
MedQuest, Inc. 11.875% 8/15/12	1,830	1,537
Multiplan, Inc. 10.375% 4/15/16 (g)	3,660	3,678
Service Corp. International (SCI) 7.625% 10/1/18 (g)	4,560	4,651
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	9,190	9,397
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,433
6.5% 6/1/12	24,700	21,921
7.375% 2/1/13	49,340	43,789
9.25% 2/1/15	11,960	11,332
9.875% 7/1/14	16,805	16,406
		179,073
Insurance - 1.6%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,760
7.25% 3/15/28	17,830	18,997
UnumProvident Corp.:
6.75% 12/15/28	11,350	10,896
7.375% 6/15/32	9,190	9,861
		43,514
Leisure - 4.3%
Festival Fun Parks LLC 10.875% 4/15/14	2,470	2,421
Six Flags, Inc.:
9.625% 6/1/14	82,580	75,767
9.75% 4/15/13	40,010	37,009
		115,197
Metals/Mining - 0.6%
Novelis, Inc. 8.25% 2/15/15 (g)(h)	10,000	9,475
PNA Group, Inc. 10.75% 9/1/16 (g)	6,790	6,994
		16,469
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Paper - 1.5%
Bowater Canada Finance Corp. 7.95% 11/15/11	$ 10,000	$ 9,600
Bowater, Inc. 6.5% 6/15/13	9,755	8,682
Georgia-Pacific Corp. 7.7% 6/15/15	10,645	10,805
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	6,960	6,421
8.25% 10/1/12	5,000	4,850
		40,358
Publishing/Printing - 0.7%
CBD Media Holdings LLC/CBD Holdings Finance, Inc. 9.25% 7/15/12	6,140	6,140
Vertis, Inc. 10.875% 6/15/09	13,265	13,132
		19,272
Restaurants - 0.3%
Uno Restaurant Corp. 10% 2/15/11 (g)	8,670	6,936
Services - 2.2%
Ashtead Capital, Inc. 9% 8/15/16 (g)	5,960	6,258
Ashtead Holdings PLC 8.625% 8/1/15 (g)	2,500	2,544
Cornell Companies, Inc. 10.75% 7/1/12	7,345	7,988
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (g)	4,020	4,141
H&E Equipment Services, Inc. 8.375% 7/15/16 (g)	3,060	3,159
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (g)	5,150	5,111
Language Line, Inc. 11.125% 6/15/12	4,610	4,564
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	15,500	13,950
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (g)	4,350	4,709
Penhall International Corp. 12% 8/1/14 (g)	5,140	5,474
		57,898
Shipping - 0.4%
Ship Finance International Ltd. 8.5% 12/15/13	11,965	11,666
Steels - 0.3%
Edgen Acquisition Corp. 9.875% 2/1/11	5,980	5,920
RathGibson, Inc. 11.25% 2/15/14 (g)	1,285	1,349
		7,269
Super Retail - 1.2%
Intcomex, Inc. 11.75% 1/15/11 (g)	6,260	6,135
Michaels Stores, Inc. 11.375% 11/1/16 (g)	9,680	9,704
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Super Retail - continued
NBC Acquisition Corp. 0% 3/15/13 (e)	$ 12,830	$ 9,366
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	6,295	6,326
		31,531
Technology - 4.9%
Activant Solutions, Inc. 9.5% 5/1/16 (g)	2,310	2,148
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (g)	19,280	20,389
11.875% 12/1/15 (g)	10,280	11,308
Danka Business Systems PLC 11% 6/15/10	6,870	6,904
Freescale Semiconductor, Inc. 7.125% 7/15/14	4,460	4,778
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11	2,465	2,058
8% 12/15/14	19,470	11,877
8.64% 12/15/11 (h)	3,840	3,302
Nortel Networks Corp.:
10.125% 7/15/13 (g)	6,370	6,760
10.75% 7/15/16 (g)	6,630	7,111
NXP BV 9.5% 10/15/15 (g)	17,300	17,343
Solectron Global Finance Ltd. 8% 3/15/16	2,190	2,190
SS&C Technologies, Inc. 11.75% 12/1/13	9,920	10,689
SunGard Data Systems, Inc. 10.25% 8/15/15	11,115	11,587
Viasystems, Inc. 10.5% 1/15/11	12,680	12,553
		130,997
Telecommunications - 6.8%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (g)	8,660	8,985
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	5,000	5,375
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	6,680	6,680
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,172
Cricket Communications, Inc. 9.375% 11/1/14 (g)	6,920	7,058
Eschelon Operating Co. 8.375% 3/15/10	2,522	2,437
Intelsat Ltd.:
6.5% 11/1/13	43,452	35,848
7.625% 4/15/12	30,225	27,240
11.25% 6/15/16 (g)	19,920	21,663
Level 3 Financing, Inc. 12.25% 3/15/13	6,100	6,878
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)	$ 10,160	$ 10,249
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)	3,430	3,602
Qwest Capital Funding, Inc. 7.75% 2/15/31	16,925	16,333
Rural Cellular Corp. 9.75% 1/15/10	4,825	4,873
U.S. West Communications 6.875% 9/15/33	15,000	14,025
Windstream Corp. 8.625% 8/1/16 (g)	7,030	7,584
		182,002
Textiles & Apparel - 1.6%
Levi Strauss & Co. 12.25% 12/15/12	39,715	44,233
TOTAL NONCONVERTIBLE BONDS		2,003,512
TOTAL CORPORATE BONDS (Cost $1,988,528)		2,015,926
Common Stocks - 16.7%
	Shares
Building Materials - 0.1%
Armstrong World Industries, Inc. (a)	71,033	2,635
Cable TV - 0.5%
Charter Communications, Inc. Class A (a)	2,032,900	4,676
NTL, Inc.	361,330	9,767
NTL, Inc. warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)(i)	6,509	0
		14,443
Chemicals - 0.7%
Celanese Corp. Class A	800,000	16,488
Huntsman Corp. (a)(i)	96,480	1,666
		18,154
Consumer Products - 1.7%
Revlon, Inc. Class A (sub. vtg.) (a)	33,440,496	44,476
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	6,050
Pliant Corp. (a)	2,040	0
Trivest 1992 Special Fund Ltd. (a)(i)	3,037,732	15
		6,065
Diversified Financial Services - 0.3%
One Communications (a)(i)	925,628	8,793
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Electric Utilities - 1.7%
AES Corp. (a)	1,392,509	$ 30,621
Mirant Corp. (a)	523,570	15,482
		46,103
Energy - 1.2%
Chesapeake Energy Corp.	800,000	25,952
El Paso Corp.	500,000	6,850
		32,802
Food and Drug Retail - 0.7%
Pathmark Stores, Inc. (a)	1,818,878	18,425
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	187
		18,612
Healthcare - 2.1%
DaVita, Inc. (a)	956,946	53,235
Service Corp. International (SCI)	272,300	2,483
		55,718
Leisure - 0.1%
Six Flags, Inc. (a)	343,900	1,960
Metals/Mining - 0.7%
Alpha Natural Resources, Inc. (a)	1,154,400	18,367
Paper - 0.3%
Temple-Inland, Inc.	200,678	7,915
Publishing/Printing - 0.6%
Cenveo, Inc. (a)	574,074	11,390
Valassis Communications, Inc. (a)	361,590	5,427
		16,817
Shipping - 2.2%
Frontline Ltd. (NY Shares) (f)	200,000	7,566
Overseas Shipholding Group, Inc.	273,400	17,101
Teekay Shipping Corp.	823,800	33,866
		58,533
Technology - 2.3%
Amkor Technology, Inc. (a)	3,000,000	20,730
Atmel Corp. (a)	1,000,000	5,750
Flextronics International Ltd. (a)	2,000,000	23,200
STATS ChipPAC Ltd. sponsored ADR (a)	261,000	1,644
Viasystems Group, Inc. (a)(i)	1,026,780	9,241
		60,565
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - 1.3%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	$ 245
McLeodUSA, Inc. (a)	4,914,174	34,399
		34,644
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(i)	42,253	641
Pillowtex Corp. (a)	490,256	0
		641
TOTAL COMMON STOCKS (Cost $431,925)		447,243
Preferred Stocks - 2.5%

Convertible Preferred Stocks - 2.1%
Energy - 2.1%
El Paso Corp. 4.99%	46,000	56,928
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	4,075
Containers - 0.2%
Pliant Corp. Series AA 13.00% (a)	18,036	6,529
TOTAL NONCONVERTIBLE PREFERRED STOCKS		10,604
TOTAL PREFERRED STOCKS (Cost $72,774)		67,532
Floating Rate Loans - 0.6%
	Principal Amount (000s)
Building Materials - 0.1%
Masonite International Corp. term loan 7.3799% 4/5/13 (h)	$ 2,570	2,506
Cable TV - 0.1%
Wide Open West Finance LLC Tranche 2, term loan 10.4% 4/28/14 (h)	1,770	1,783
Consumer Products - 0.2%
Amscan Holdings, Inc. Tranche 2, term loan 10.3% 12/23/13 (h)	4,550	4,618
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Energy - 0.2%
Coffeyville Resources LLC Tranche 2, term loan 12.125% 7/8/13 (h)	$ 6,510	$ 6,705
TOTAL FLOATING RATE LOANS (Cost $15,226)		15,612
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	116,667,196	116,667
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	5,210,000	5,210
TOTAL MONEY MARKET FUNDS (Cost $121,877)		121,877
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $9,772)	$ 9,773	9,772
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,640,102)		2,677,962
NET OTHER ASSETS - 0.0%		(785)
NET ASSETS - 100%		$ 2,677,177
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $437,205,000 or 16.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,166,000 or 1.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Huntsman Corp.	4/30/03	$ 690
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 8,175
One Communications	11/18/04 - 6/29/06	$ 4,418
Pegasus Communications Corp. warrants 1/1/07	10/17/97	$ 635
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$9,772,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 5,336
Banc of America Securities LLC	1,376
Barclays Capital, Inc.	3,060
$ 9,772
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,308
Fidelity Securities Lending Cash Central Fund	78
Total	$ 4,386
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Haynes International, Inc.	$ 25,094	$ -	$ 39,977	$ -	$ -
Revlon, Inc. Class A (sub. vtg.)	103,517	10,422	14,241	-	-
Total	$ 128,611	$ 10,422	$ 54,218	$ -	$ -
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $875,850,000 of which $396,932,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $5,107 and repurchase agreements of $9,772) - See accompanying schedule: Unaffiliated issuers (cost $2,518,225)	$ 2,556,085
Fidelity Central Funds (cost $121,877)	121,877
Total Investments (cost $2,640,102)		$ 2,677,962
Receivable for investments sold		20,422
Receivable for fund shares sold		5,470
Dividends receivable		32
Interest receivable		43,434
Other receivables		120
Total assets		2,747,440

Liabilities
Payable for investments purchased	$ 53,036
Payable for fund shares redeemed	6,880
Distributions payable	2,651
Accrued management fee	1,255
Distribution fees payable	613
Other affiliated payables	563
Other payables and accrued expenses	55
Collateral on securities loaned, at value	5,210
Total liabilities		70,263

Net Assets		$ 2,677,177
Net Assets consist of:
Paid in capital		$ 3,494,994
Undistributed net investment income		26,832
Accumulated undistributed net realized gain (loss) on investments		(882,509)
Net unrealized appreciation (depreciation) on investments		37,860
Net Assets		$ 2,677,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($583,050 ÷ 57,700 shares)	$ 10.10

Maximum offering price per share (100/95.25 of $10.10)	$ 10.60
Class T: Net Asset Value and redemption price per share ($1,083,393 ÷ 106,863 shares)	$ 10.14

Maximum offering price per share (100/96.50 of $10.14)	$ 10.51
Class B: Net Asset Value and offering price per share ($202,148 ÷ 20,092 shares)A	$ 10.06

Class C: Net Asset Value and offering price per share ($198,427 ÷ 19,658 shares)A	$ 10.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($610,159 ÷ 62,638 shares)	$ 9.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends		$ 3,089
Interest		186,210
Income from Fidelity Central Funds		4,386
Total income		193,685

Expenses
Management fee	$ 14,155
Transfer agent fees	4,702
Distribution fees	7,621
Accounting and security lending fees	856
Custodian fees and expenses	44
Independent trustees' compensation	10
Appreciation in deferred trustee compensation account	2
Registration fees	161
Audit	72
Legal	18
Miscellaneous	77
Total expenses before reductions	27,718
Expense reductions	(55)	27,663
Net investment income		166,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,851
Other affiliated issuers	33,721
Total net realized gain (loss)		68,572
Change in net unrealized appreciation (depreciation) on investment securities		56,134
Net gain (loss)		124,706
Net increase (decrease) in net assets resulting from operations		$ 290,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 166,022	$ 167,624
Net realized gain (loss)	68,572	192,519
Change in net unrealized appreciation (depreciation)	56,134	(155,940)
Net increase (decrease) in net assets resulting from operations	290,728	204,203
Distributions to shareholders from net investment income	(158,973)	(213,900)
Distributions to shareholders from net realized gain	(7,252)	-
Total distributions	(166,225)	(213,900)
Share transactions - net increase (decrease)	279,191	(196,503)
Redemption fees	336	393
Total increase (decrease) in net assets	404,030	(205,807)

Net Assets
Beginning of period	2,273,147	2,478,954
End of period (including undistributed net investment income of $26,832 and undistributed net investment income of $32,860, respectively)	$ 2,677,177	$ 2,273,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 9.64	$ 9.50	$ 6.40	$ 8.17
Income from Investment Operations
Net investment income C	.673	.695	.797	.873	.767 G
Net realized and unrealized gain (loss)	.500	.134	.307	2.875	(1.866) G
Total from investment operations	1.173	.829	1.104	3.748	(1.099)
Distributions from net investment income	(.644)	(.871)	(.966)	(.648)	(.671)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.674)	(.871)	(.966)	(.648)	(.671)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.10	$ 9.60	$ 9.64	$ 9.50	$ 6.40
Total Return A, B	12.62%	8.71%	12.23%	60.58%	(14.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	1.00%	.98%	.99%	1.02%
Expenses net of fee waivers, if any	.98%	1.00%	.98%	.99%	1.02%
Expenses net of all reductions	.98%	.99%	.98%	.99%	1.01%
Net investment income	6.83%	7.08%	8.38%	10.45%	10.12% G
Supplemental Data
Net assets, end of period (in millions)	$ 583	$ 424	$ 297	$ 307	$ 157
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.01% to 10.12%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 9.67	$ 9.52	$ 6.42	$ 8.18
Income from Investment Operations
Net investment income C	.670	.693	.793	.859	.766 G
Net realized and unrealized gain (loss)	.507	.129	.315	2.883	(1.860) G
Total from investment operations	1.177	.822	1.108	3.742	(1.094)
Distributions from net investment income	(.638)	(.864)	(.960)	(.642)	(.666)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.668)	(.864)	(.960)	(.642)	(.666)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.14	$ 9.63	$ 9.67	$ 9.52	$ 6.42
Total Return A, B	12.62%	8.61%	12.24%	60.26%	(14.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.06%	1.06%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.06%	1.06%	1.08%
Expenses net of all reductions	1.04%	1.06%	1.06%	1.06%	1.08%
Net investment income	6.77%	7.02%	8.30%	10.38%	10.05% G
Supplemental Data
Net assets, end of period (in millions)	$ 1,083	$ 1,003	$ 1,245	$ 1,398	$ 1,070
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.95% to 10.05%. The reclassification has no impact on the net assets of the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.61	$ 9.47	$ 6.38	$ 8.15
Income from Investment Operations
Net investment income C	.597	.622	.723	.802	.712 G
Net realized and unrealized gain (loss)	.501	.123	.310	2.873	(1.868) G
Total from investment operations	1.098	.745	1.033	3.675	(1.156)
Distributions from net investment income	(.569)	(.797)	(.895)	(.585)	(.614)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.599)	(.797)	(.895)	(.585)	(.614)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.06	$ 9.56	$ 9.61	$ 9.47	$ 6.38
Total Return A, B	11.82%	7.82%	11.44%	59.42%	(15.07)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.75%	1.74%	1.75%	1.78%
Expenses net of fee waivers, if any	1.74%	1.74%	1.74%	1.75%	1.78%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.75%	1.77%
Net investment income	6.06%	6.33%	7.62%	9.69%	9.36% G
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 313	$ 498	$ 613	$ 426
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.25% to 9.36%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 9.63	$ 9.49	$ 6.40	$ 8.16
Income from Investment Operations
Net investment income C	.592	.615	.718	.801	.708 G
Net realized and unrealized gain (loss)	.500	.133	.309	2.868	(1.859) G
Total from investment operations	1.092	.748	1.027	3.669	(1.151)
Distributions from net investment income	(.563)	(.790)	(.889)	(.579)	(.609)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.593)	(.790)	(.889)	(.579)	(.609)
Redemption fees added to paid in capital C	.001	.002	.002	-	-
Net asset value, end of period	$ 10.09	$ 9.59	$ 9.63	$ 9.49	$ 6.40
Total Return A, B	11.72%	7.83%	11.33%	59.11%	(14.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.82%	1.81%	1.82%	1.84%
Expenses net of fee waivers, if any	1.80%	1.82%	1.81%	1.82%	1.84%
Expenses net of all reductions	1.80%	1.82%	1.81%	1.82%	1.84%
Net investment income	6.01%	6.26%	7.55%	9.62%	9.29% G
Supplemental Data
Net assets, end of period (in millions)	$ 198	$ 182	$ 193	$ 219	$ 132
Portfolio turnover rate E	51%	53%	67%	111%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.19% to 9.29%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.35	$ 9.24	$ 6.24	$ 7.97
Income from Investment Operations
Net investment income B	.665	.691	.786	.867	.759 F
Net realized and unrealized gain (loss)	.485	.125	.305	2.796	(1.805) F
Total from investment operations	1.150	.816	1.091	3.663	(1.046)
Distributions from net investment income	(.661)	(.888)	(.983)	(.663)	(.684)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.691)	(.888)	(.983)	(.663)	(.684)
Redemption fees added to paid in capital B	.001	.002	.002	-	-
Net asset value, end of period	$ 9.74	$ 9.28	$ 9.35	$ 9.24	$ 6.24
Total Return A	12.83%	8.85%	12.46%	60.82%	(14.09)%
Ratios to Average Net Assets C,E
Expenses before reductions	.81%	.81%	.83%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.81%	.83%	.82%	.85%
Expenses net of all reductions	.81%	.81%	.83%	.82%	.85%
Net investment income	6.99%	7.26%	8.53%	10.62%	10.28% F
Supplemental Data
Net assets, end of period (in millions)	$ 610	$ 351	$ 245	$ 218	$ 82
Portfolio turnover rate D	51%	53%	67%	111%	85%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.18% to 10.28%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 201,445
Unrealized depreciation	(163,789)
Net unrealized appreciation (depreciation)	37,656
Undistributed ordinary income	20,457
Capital loss carryforward	(875,850)

Cost for federal income tax purposes	$ 2,640,306

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 166,225	$ 213,900

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,429,877 and $1,200,420, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 758	$ 17
Class T	0%	.25%	2,606	51
Class B	.65%	.25%	2,331	1,685
Class C	.75%	.25%	1,926	350
			$ 7,621	$ 2,103

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 221
Class T	62
Class B*	355
Class C*	32
$ 670

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,057.21
Class T	1,780.17
Class B	578.22
Class C	352.18
Institutional Class	935.19
	$ 4,702

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $78.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8
Class B	1
Class C	1
Institutional Class	4
$ 14

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company (FMR), notified the Fund that the fund's books and records did not reflect a conversion

Annual Report

8. Other - continued

of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 32,695	$ 31,708
Class T	67,200	99,769
Class B	15,265	35,847
Class C	10,986	15,897
Institutional Class	32,827	30,679
Total	$ 158,973	$ 213,900
From net realized gain
Class A	$ 1,358	$ -
Class T	3,190	-
Class B	948	-
Class C	578	-
Institutional Class	1,178	-
Total	$ 7,252	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	25,729	23,900	$ 254,114	$ 235,068
Reinvestment of distributions	2,397	2,176	23,672	21,461
Shares redeemed	(14,626)	(12,687)	(144,291)	(124,289)
Net increase (decrease)	13,500	13,389	$ 133,495	$ 132,240
Class T
Shares sold	29,261	25,755	$ 288,708	$ 253,520
Reinvestment of distributions	5,903	8,206	58,456	81,282
Shares redeemed	(32,456)	(58,557)	(320,819)	(579,615)
Net increase (decrease)	2,708	(24,596)	$ 26,345	$ (244,813)
Class B
Shares sold	3,183	4,225	$ 31,241	$ 41,379
Reinvestment of distributions	1,058	2,349	10,392	23,125
Shares redeemed	(16,913)	(25,696)	(166,272)	(251,141)
Net increase (decrease)	(12,672)	(19,122)	$ (124,639)	$ (186,637)
Class C
Shares sold	5,331	5,702	$ 52,542	$ 56,070
Reinvestment of distributions	715	1,011	7,048	9,975
Shares redeemed	(5,406)	(7,734)	(53,306)	(75,656)
Net increase (decrease)	640	(1,021)	$ 6,284	$ (9,611)
Institutional Class
Shares sold	37,402	31,784	$ 357,166	$ 303,781
Reinvestment of distributions	3,242	2,879	30,912	27,465
Shares redeemed	(15,826)	(23,086)	(150,372)	(218,928)
Net increase (decrease)	24,818	11,577	$ 237,706	$ 112,318

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment:2005

Mr. Jonas is Senior Vice President of Advisor High Income Advantage (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002- present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor High Income Advantage. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas T. Soviero (42)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Soviero serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor High Income Advantage. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income Advantage. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber serd as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of otherFidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisior High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of .05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $115,620,410 of distributions paid during the period January 1, 2006 to October 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2005, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HYI-UANN-1206
1.784751.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
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Item 2. Code of Ethics

As of the end of the period, October 31, 2006, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Floating Rate High Income Fund, Fidelity High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Floating Rate High Income Fund	$112,000	$115,000
Fidelity Advisor High Income Advantage Fund	$54,000	$51,000
Fidelity Advisor High Income Fund	$46,000	$46,000
Fidelity Advisor Value Fund	$34,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,500,000	$5,400,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Municipal Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Municipal Income Fund	$44,000	$41,000
All funds in the Fidelity Group of Funds audited by PwC	$13,400,000	$11,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Municipal Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Floating Rate High Income Fund	$4,000	$3,700
Fidelity Advisor High Income Advantage Fund	$4,000	$4,000
Fidelity Advisor High Income Fund	$4,000	$3,900
Fidelity Advisor Value Fund	$4,200	$3,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Municipal Income Fund	$2,700	$2,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006 A	2005 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006 A	2005 A
Fidelity Advisor Municipal Income Fund	$1,700	$1,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006 A	2005 A
PwC	$20,000	$420,000
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by Deloitte Entities of $800,000A and $550,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006 A	2005 A
Covered Services	$270,000	$240,000
Non-Covered Services	$530,000	$310,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by PwC of $725,000A and $1,625,000 A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006 A	2005 A
Covered Services	$25,000	$425,000
Non-Covered Services	$700,000	$1,200,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 22, 2006